PROSPECTUS | November 19, 2004

AIM DYNAMICS FUND — INVESTOR CLASS, CLASS A, B, C, AND K

AIM SMALL COMPANY GROWTH FUND — INVESTOR CLASS, CLASS A, B, C, AND K

AIM S&P 500 INDEX FUND — INVESTOR CLASS

Three mutual funds designed for investors seeking long-term capital growth or total return.

The Investor Class shares offered by this Prospectus are offered only to grandfathered investors. Please see the section of the Prospectus entitled “Purchasing Shares.”

Class A, B, and C shares are sold primarily through financial intermediaries. Class K shares are sold to qualified retirement plans, retirement savings programs, educational savings programs and wrap programs primarily through financial intermediaries.

TABLE OF CONTENTS
Investment Goals, Strategies, And Risks	2
Fund Performance	4
Fee Table And Expense Example	6
Investment Risks	8
Principal Risks Associated With The Funds	8
Temporary Defensive Positions	10
Fund Management	10
Portfolio Managers	10
Other Information	11
Dividends And Capital Gain Distributions	12
Financial Highlights	13
Shareholder Information	A-1
Choosing a Share Class	A-1
Tools Used to Combat Excessive Short-Term Trading Activity	A-4
Purchasing Shares	A-5
Redeeming Shares	A-7
Exchanging Shares	A-10
Pricing of Shares	A-12
Taxes	A-13
Obtaining Additional Information	Back Cover

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions, are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.

The Securities and Exchange Commission has not approved or disapproved the shares of these Funds. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.

AIM STOCK FUNDS

A I M Advisors, Inc. (“AIM” or the “Advisor”) is the investment advisor for AIM Dynamics Fund (formerly, INVESCO Dynamics Fund), AIM Small Company Growth Fund (formerly, INVESCO Small Company Growth Fund) and AIM S&P 500 Index Fund (formerly, INVESCO S&P 500 Index Fund) (each a “Fund” and collectively, the “Funds”), and INVESCO Institutional (N.A.), Inc. (“INVESCO Institutional”) is the sub-advisor for AIM S&P 500 Index Fund. On November 25, 2003, the series portfolios of AIM Stock Funds, Inc., a Maryland corporation (the “Company”), were redomesticated as the series portfolios of AIM Stock Funds, a Delaware statutory trust. Prior to November 25, 2003, INVESCO Funds Group, Inc. (“INVESCO”) served as the investment advisor for each series portfolio of the Company. INVESCO Institutional is an affiliate of AIM and INVESCO.

This Prospectus contains important information about the Funds’ Investor Class and, if applicable, Class A, B, C, and K shares. Class A, B, and C shares are sold primarily through financial intermediaries. Class K shares are sold to qualified retirement plans, retirement savings programs, educational savings programs, and wrap programs primarily through financial intermediaries. If you invest through a financial intermediary, please contact your financial intermediary or, with respect to Class K shares, your plan or program sponsor, for detailed information on suitability and transactional issues (i.e., how to purchase or sell shares, minimum investment amounts, and fees and expenses). AIM Dynamics and AIM S&P 500 Index Funds also offer an additional class of shares through separate Prospectuses. Each of the Funds’ classes has varying expenses, with resulting effects on their performance. You can choose the class of shares that is best for you, based on how much you plan to invest and other relevant factors discussed in “Choosing a Share Class.” To obtain additional information about the other class of Dynamics Fund’s and S&P 500 Index Fund’s shares, contact A I M Distributors, Inc. (“ADI”) at 1-800-959-4246.

This Prospectus will tell you more about:

Investment Goals & Strategies
Potential Investment Risks
Past Performance

Investment Goals, Strategies, And Risks

FACTORS COMMON TO ALL THE FUNDS

FOR MORE DETAILS ABOUT EACH FUND’S CURRENT INVESTMENTS AND MARKET OUTLOOK, PLEASE SEE THE MOST RECENT ANNUAL OR SEMIANNUAL REPORT.

The Funds seek long-term capital growth. The Funds (except for S&P 500 Index Fund) are actively managed. They invest primarily in equity securities and equity-related instruments that the Advisor believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities.

All of the Funds (except S&P 500 Index Fund) are managed in the growth style. At the Advisor, growth investing starts with research from the “bottom up”, and focuses on company fundamentals and growth prospects.

We seek securities for the Funds (except S&P 500 Index Fund) that meet the following standards:

■	Exceptional Growth: The markets and industries they represent are growing significantly faster than the economy as a whole.

■	Leadership: They are leaders — or emerging leaders — in these markets, securing their positions through technology, marketing, distribution, or some other innovative means.

■	Financial validation: Their returns — in the form of sales unit growth, rising operating margins, internal funding and other factors — demonstrate exceptional growth and leadership.

Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company’s growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style.

S&P 500 Index Fund is passively managed to track the composition and performance of the S&P 500 Stock Index.

At any given time, the Funds may be subject to sector risk. Companies with similar lines of business (for example, financial services, health, or technology) are grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. The Funds are not limited with respect to sectors in which they can invest. If the portfolio managers allocate more of their respective Fund’s portfolio holdings to a particular economic sector, the Fund’s overall performance will be more susceptible to the economic, business, or other developments which generally affect that sector. A Fund can still be diversified, even if it is heavily weighted in one or more sectors.

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In addition to sector risk and the risks out-lined in the following sections for each Fund, the Funds are subject to other principal risks such as market, liquidity, counterparty, foreign securities, lack of timely information, and portfolio turnover risks. These risks are described and discussed later in the Prospectus under the headings “Investment Risks” and “Principal Risks Associated With The Funds.” An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. As with any mutual fund, there is always a risk that you may lose money on your investment in a Fund.

AIM Dynamics Fund — Investor Class, Class A, B, C, and K

The Fund seeks long-term capital growth. The Fund normally invests at least 65% of its net assets in common stocks of mid-size companies. The Fund considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell MidCap® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell MidCap® Index measures the performance of the 800 companies with the lowest market capitalization in the Russell 1000® Index. The Russell 1000® Index is a widely recognized, unmanaged index of common stocks of the 1000 largest companies in the Russell 3000® Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization. The Fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation. The Fund also has the flexibility to invest in other types of securities including preferred stocks convertible securities and bonds.

The core of the Fund’s portfolio is invested in securities of established companies that are leaders in attractive growth markets with a history of strong returns. The remainder of the portfolio is invested in securities of companies that show accelerating growth, driven by product cycles, favorable industry or sector conditions, and other factors that the Advisor believes will lead to rapid sales or earnings growth.

The Fund’s strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company’s securities, and general market and monetary conditions. Consequently, the Fund’s investments may be bought and sold relatively frequently.

While the Fund generally invests in mid-sized companies, the Fund sometimes invests in the securities of smaller companies. The prices of these mid-size and small company securities tend to move up and down more rapidly than the securities prices of larger, more established companies, and the price of Fund shares tends to fluctuate more than it would if the Fund invested in the securities of larger companies.

AIM Small Company Growth Fund — Investor Class, Class A, B, C, and K

The Fund seeks long-term capital growth. It normally invests 80% of its net assets in small-capitalization companies. The Fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 2000® Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. We are primarily looking for companies in the developing stages of their life cycles, which are currently priced below our estimation of their potential, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer the potential for accelerated earnings growth due to rapid growth of sales, new products, management changes, and/or structural changes in the economy.

The Fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment.

Investments in small, developing companies carry greater risk than investments in larger, more established companies. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

AIM S&P 500 Index Fund — Investor Class

The Fund seeks price performance and income comparable to the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500” or “Index”). The Fund invests in the stocks that make up the Index, in the same proportions.

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The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general stock market performance. S&P’s only relationship to the Advisor is the licensing of certain trademarks and trade names of S&P and the Index, which is determined, composed, and calculated by S&P without regard to the Advisor or the Fund.

The Fund is not actively managed; instead, the Fund seeks to track the performance of the S&P 500. Therefore, when the S&P 500 drops, the value of shares of the Fund drops accordingly. The Fund makes no effort to hedge against price movements in the S&P 500. Because the Fund will incur operating expenses and transaction costs, the Fund’s performance will not track the performance of the S&P 500 exactly.

Fund Performance

Performance information in the bar charts below is that of the Funds’ Investor Class shares which have the longest operating history of the Funds’ classes. Investor Class and Class A, B, C, and K share returns would be similar because all classes of shares invest in the same portfolio of securities. The returns of the classes would differ, however, to the extent of differing levels of expenses or sales loads. In this regard, the returns reflected in the bar charts reflect only the applicable total expenses of the Investor Class shares. If the effect of the other classes’ total expenses were reflected, the returns would be lower than those shown because the other classes have higher total expenses.

The bar charts below show the Funds’ Investor Class shares actual yearly performance (commonly known as their “total return”) for the years ended December 31 over the past decade or since inception. The returns in the bar charts do not reflect a 12b-1 fee in excess of 0.25%, or sales loads; if they did, the total returns shown would be lower. The table below shows the pre-tax and after-tax average annual total returns of Investor Class shares, and pre-tax average annual total returns for Class A, B and C shares and, if applicable, Class K shares for various periods ended December 31, 2003. The after-tax returns are shown only for the Investor Class shares. After-tax returns for other classes of shares offered in this Prospectus will vary.

The information in the charts and table illustrates the variability of each Fund’s total return The table shows each Fund’s performance compared to a broad-based securities market index, a style specific index and/or a peer group index. The indices may not reflect payment of fees, expenses or taxes. The Funds (except for S&P 500 Index Fund) are not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below. Remember, past performance (before and after taxes) does not indicate how a Fund will perform in the future.

DYNAMICS FUND — INVESTOR CLASS ACTUAL ANNUAL TOTAL RETURN[1,2]	SMALL COMPANY GROWTH FUND — INVESTOR CLASS ACTUAL ANNUAL TOTAL RETURN[1,2]	S&P 500 INDEX FUND — INVESTOR CLASS ACTUAL ANNUAL TOTAL RETURN[1,2]

Best Calendar Qtr. 12/99 38.83% Worst Calendar Qtr. 9/01 (35.02%)	Best Calendar Qtr. 12/99 46.68% Worst Calendar Qtr. 9/01 (28.70%)	Best Calendar Qtr. 12/98 21.22% Worst Calendar Qtr. 9/02 (17.34%)

Returns before taxes for AIM Dynamics Fund, AIM Small Company Growth Fund and AIM S&P 500 Index Fund Investor Class shares’ year-to-date total return as of the calendar quarter ended September 30, 2004 were (1.36%), (3.24%), and 1.01%, respectively.

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	AVERAGE ANNUAL TOTAL RETURN[1,2]
(for the periods ended December 31, 2003	1 YEAR	5 YEARS		10 YEARS OR SINCE INCEPTION
DYNAMICS FUND
Investor Class
Return Before Taxes	38.27%	(0.32%	)	8.91%
Return After Taxes on Distributions	38.27%	(0.56%	)	6.41%
Return After Taxes on Distributions and Sale of Fund Shares	24.88%	(0.31%	)	6.22%
Class A
Return Before Taxes	30.71%	—		(5.08%	)[14]
Class B
Return Before Taxes	32.26%	—		(5.04%	)[14]
Class C
Return Before Taxes	36.21%	—		(16.04%	)[15]
Class K
Return Before Taxes	37.98%	—		(12.96%	)[16]
S&P 500 Index[4] (reflects no deduction for fees, expenses or taxes)	28.67%	(0.57%	)	11.06%
S&P MidCap 400 Index[5] (reflects no deduction for fees, expenses, or taxes)	35.62%	9.21%		13.93%
Russell Midcap Growth Index[6] (reflects no deduction for fees, expenses, or taxes)	42.71%	2.01%		9.40%
Lipper Mid-Cap Growth Fund Index[7] (reflects no deduction for fees, expenses, or taxes)	35.42%	2.18%		8.25%

SMALL COMPANY GROWTH FUND
Investor Class
Return Before Taxes	33.49%	2.93%		8.18%
Return After Taxes on Distributions	33.49%	1.54%		5.10%
Return After Taxes on Distributions and Sale of Fund Shares	21.77%	1.76%		5.20%
Class A
Return Before Taxes	26.05%	—		(3.73%	)[14]
Class B
Return Before Taxes	27.69%	—		(3.53%	)[14]
Class C
Return Before Taxes	30.79%	—		(14.58%	)[15]
Class K
Return Before Taxes	33.37%	—		(2.74%	)[17]
S&P 500 Index[8] (reflects no deduction for fees, expenses or taxes)	28.67%	(0.57%	)	11.06%
Russell 2000 Index[9] (reflects no deduction for fees, expenses, or taxes)	47.25%	7.13%		9.47%
Russell 2000 Growth Index[10] (reflects no deduction for fees, expenses, or taxes)	48.54%	0.86%		5.43%
Lipper Small-Cap Growth Fund Index[11] (reflects no deduction for fees, expenses, or taxes)	44.77%	6.16%		9.05%

S&P 500 INDEX FUND
Investor Class
Return Before Taxes	27.62%	(1.37%	)	3.97%[3]
Return After Taxes on Distributions	27.40%	(1.75%	)	3.56%[3]
Return After Taxes on Distributions and Sale of Fund Shares	18.14%	(1.34%	)	3.21%[3]
S&P 500 Index[12] (reflects no deduction for fees, expenses, or taxes)	28.67%	(0.57%	)	3.79%[3]
Lipper S&P 500 Fund Index[13] (reflects no deduction for fees, expenses, or taxes)	28.25%	(0.88%	)	3.48%[3]

After-tax returns are provided on a pre-redemption and post-redemption basis. Pre-redemption return assumes you continue to hold your shares and pay taxes on Fund distributions (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon selling or exchanging shares. Post-redemption return assumes payment of taxes on fund distributions and also that you close your account and pay remaining federal taxes. After-tax returns are calculated using the highest individual federal in -

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come tax rate in effect at the time the distribution is paid. State and local taxes are not considered. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For investors holding their shares in tax-deferred arrangements such as 401(k) plans or individual retirement accounts, the after-tax return shown is not relevant.

[1]	Total return figures include reinvested dividends and capital gain distributions and the effect of each class’ expenses.
[2]	The total returns are for those classes of shares with a full calendar year of performance. The effect of each Class’ total expenses, including 12b-1 fees, front-end sales charge for Class A, and CDSC for Class B are reflected.
[3]	The Fund (Investor Class shares) commenced investment operations on December 22, 1997. Index comparison begins on December 31, 1997.
[4]	The Standard and Poor’s 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. The fund has elected to use the S&P 500 Index as its broad-based index rather than the S&P MidCap 400® Index because the Standard & Poor’s 500 Index is a more widely recognized gauge of U.S. stock market performance. The fund has also included the Russell Mid Growth Index which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Mid-Cap Growth Fund Index (which may or may not include the fund) is included for comparison to a peer group.
[5]	The S&P MidCap 400 Index is an unmanaged index indicative of domestic mid-capitalization stock prices.
[6]	The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap Companies with higher price-to-book ratios and higher forecasted growth values.
[7]	The Lipper Mid Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Mid Cap Growth category. These funds typically invest in stocks with market capitalizations between $1 and $5 billion at the time of purchase and have an above-average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the S&P MidCap 400 Index.
[8]	The Standard & Poor’s 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. The fund has elected to use the Standard & Poor’s 500 Index as its broad-based index rather the Russell 2000® Index because the Standard & Poor’s 500 Index is a more widely recognized gauge of U.S. stock market performance. The fund has also included the Russell 2000 Growth Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Small-Cap Growth Fund Index (which may or may not include the fund) is included for comparison to a peer group.
[9]	The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U. S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
[10]	The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
[1][1]	The Lipper Small-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Small-Cap Growth category. These funds typically invest in stocks with market capitalizations below $1 billion at the time of purchase and have above-average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth.
[12]	The S&P 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. In addition, the Lipper S&P 500 Fund Index (which may or may not include the fund) is included for comparison to a peer group.
[1][3]	The Lipper S&P 500 Index is an equally weighted representation of the 30 largest funds within the Lipper S&P 500 category.
[14]	Since inception of Class A and B Shares on March 28, 2002.
[15]	Since inception of Class C shares on February 14, 2000.
[16]	Since inception of Class K shares on November 30, 2000.
[17]	Since inception of Class K on December 14, 2001.

Fee Table And Expense Example

This table describes the fees and expenses that you may pay if you buy and hold Investor Class, Class A, Class B, Class C, or Class K shares of the Funds. If you invest in the Funds through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for purchases and sales of Fund shares.

SHAREHOLDER FEES PAID DIRECTLY FROM YOUR INVESTMENT

ALL FUNDS	Investor Class	Class A	Class B	Class C	Class K
Maximum Front-End Sales Charge on purchases as a percentage of offering price	None	5.50%	None	None	None
Maximum Contingent Deferred Sales Charge (CDSC) as a percentage of the total original cost of the shares	None	None[1],2	5.00%[3]	1.00%[3]	None[4]
Maximum Sales Charge on reinvested Dividends/Distributions	None	None	None	None	None

S&P 500 INDEX FUND ONLY
Redemption Fee (as a percentage of amount redeemed)	2.00%[5]	None	None	None	None
Exchange Fee	2.00%[5]	None	None	None	None

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ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS6

DYNAMICS FUND	Investor Class	Class A	Class B	Class C	Class K
Management Fees	0.49%	0.49%	0.49%	0.49%	0.49%
Distribution and Service (12b-1) Fees[7]	0.25%	0.35%	1.00%	1.00%	0.45%
Other Expenses[8]	0.38%	0.38%	0.38%	0.38%	0.38%

Total Annual Fund Operating Expenses9,[1][0]	1.12%	1.22%	1.87%	1.87%	1.32%

SMALL COMPANY GROWTH FUND	Investor Class	Class A	Class B	Class C	Class K
Management Fees	0.66%	0.66%	0.66%	0.66%	0.66%
Distribution and Service (12b-1) Fees[7]	0.25%	0.35%	1.00%	1.00%	0.45%
Other Expenses[8]	0.47%	0.47%	0.47%	0.47%	0.47%

Total Annual Fund Operating Expenses9,[1][0]	1.38%	1.48%	2.13%	2.13%	1.58%

S&P 500 INDEX FUND	Investor Class
Management Fees	0.25%
Distribution and Service (12b-1) Fees[7]	0.25%
Other Expenses[8]	0.37%

Total Annual Fund Operating Expenses[1][0]	0.87%

[1]	If you buy $1,000,000 or more of Class A shares and redeem those shares within eighteen months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
[2]	If you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan’s initial purchase.
[3]	A 5% and 1% CDSC may be charged on Class B and Class C shares, respectively. Please see the section entitled “How To Buy Shares.”
[4]	If you are a retirement plan participant, you may pay a 0.70% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan’s initial purchase.
[5]	A 2% fee is charged on redemptions or exchanges of Class A and Investor Class shares held 30 days or less, other than shares acquired through reinvestment of dividends and distributions.
[6]	There is no guarantee that actual expenses will be the same as those shown in the table.
[7]	Because each class pays a 12b-1 distribution and service fee which is based upon each class’s assets, if you own shares of a Fund for a long period of time, you may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.
[8]	Effective April 1, 2004, the Board of Trustees approved a revised expense allocation methodology for the Fund. Effective July 1, 2004, the Board of Trustees approved an amendment to the administrative services and transfer agency agreements. Other expenses have been restated to reflect these changes.
[9]	The Fund’s Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.90%, 2.00%, 2.65%, 2.65% and 2.10% on Investor Class, Class A, Class B, Class C and Class K shares, respectively. In determining the Advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause the Total Annual Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund’s day-to-day operations), or items designated as such by the Fund’s Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. This expense limitation agreement is in effect through July 31, 2005.
[10]	The Fund’s Advisor has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed above) for the Funds as follows: (i) AIM Dynamics Fund’s Investor Class, Class A, Class B, Class C and Class K shares to 1.20%, 1.30%, 1.95%, 1.95% and 1.40%, respectively; (ii) AIM Small Company Growth Fund’s Investor Class, Class A, Class B, Class C and Class K shares to 1.50%, 1.60%, 2.25%, 2.25%, and 1.70%, respectively; and (iii) AIM S&P 500 Index Fund’s Investor Class shares to 0.65%. These expense limitation agreements may be modified or discontinued upon consultation with the Board of Trustees without further notice to investors. Further, at the direction of the Trustees of the Trust, AMVESCAP PLC has assumed expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM and INVESCO Funds. Total annual operating expenses restated for those items in Note 8 above and net of this arrangement for the year ended July 31, 2004 was 0.65% for AIM S&P 500 Index Fund’s Investor Class shares.

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EXPENSE EXAMPLE

The Example is intended to help you compare the cost of investing in the Investor Class, Class A, Class B, Class C, and Class K shares of the Funds to the cost of investing in other mutual funds.

The Example assumes that you invested $10,000 in Investor Class, and, if applicable, Class A, Class B, Class C, or Class K shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that a Fund’s Investor Class, Class A, Class B, Class C, and Class K shares’ operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although the actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Dynamics Fund
Investor Class	$114	$356	$617	$1,363
Class A	$667	$916	$1,183	$1,946
Class B - With Redemption	$690	$888	$1,211	$2,021
Class B - Without Redemption	$190	$588	$1,011	$2,021
Class C - With Redemption	$290	$588	$1,011	$2,190
Class C - Without Redemption	$190	$588	$1,011	$2,190
Class K	$134	$418	$723	$1,590

Small Company Growth Fund
Investor Class	$141	$437	$755	$1,657
Class A	$692	$992	$1,314	$2,221
Class B - With Redemption	$716	$967	$1,344	$2,297
Class B - Without Redemption	$216	$667	$1,144	$2,297
Class C - With Redemption	$316	$667	$1,144	$2,462
Class C - Without Redemption	$216	$667	$1,144	$2,462
Class K	$161	$499	$860	$1,878

S&P 500 Index Fund
Investor Class	$89	$278	$482	$1,073

Investment Risks

BEFORE INVESTING IN A FUND, YOU SHOULD DETERMINE THE LEVEL OF RISK WITH WHICH YOU ARE COMFORTABLE. TAKE INTO ACCOUNT FACTORS LIKE YOUR AGE, CAREER, INCOME AND TIME HORIZON.

You should determine the level of risk with which you are comfortable before you invest. The principal risks of investing in any mutual fund, including these Funds, are:

Not Insured. Mutual funds are not insured by the FDIC or any other government agency, unlike bank deposits such as CDs or savings accounts.

No Guarantee. No mutual fund can guarantee that it will meet its investment objectives.

Possible Loss Of Investment. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Funds will not reimburse you for any of these losses.

Volatility. The price of your mutual fund shares will increase or decrease with changes in the value of a Fund’s underlying investments and changes in the equity markets as a whole.

Not A Complete Investment Plan. An investment in any mutual fund does not constitute a complete investment plan. The Funds are designed to be only a part of your personal investment plan.

Principal Risks Associated With The Funds

You should consider the special risk factors discussed below associated with the Funds’ policies in determining the appropriateness of investing in a Fund. See the Statement of Additional Information for a discussion of additional risk factors.

MARKET RISK

Equity stock prices vary and may fall, thus reducing the value of a Fund’s investments. Certain stocks selected for any Fund’s portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatility than those of mid-size companies or large companies.

8

LIQUIDITY RISK

A Fund’s portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

DERIVATIVES RISK

A derivative is a financial instrument whose value is “derived,” in some manner, from the price of another security, index, asset, or rate. Derivatives include options contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Also, derivatives are subject to counterparty risk, described below.

Options are a common type of derivative that a Fund may occasionally use to hedge its investments. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. The use of options may increase the performance of the Fund, but also may increase market risk. Other types of derivatives include futures, swaps, caps, floors, and collars.

COUNTERPARTY RISK

This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with a Fund.

FOREIGN SECURITIES RISKS

Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks.

Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of a Fund’s investment in a security valued in the foreign currency, or based on that currency value.

Political Risk. Political actions, events, or instability may result in unfavorable changes in the value of a security.

Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.

Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.

LACK OF TIMELY INFORMATION RISK

Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

PORTFOLIO TURNOVER RISK

A Fund’s investments may be bought and sold relatively frequently. A high turnover rate may affect a Fund’s performance because it results in higher brokerage commissions and may result in taxable gain distributions to a Fund’s shareholders.

Although each Fund generally invests in publicly-traded equity securities of growing companies, the Funds also may invest in other types of securities and other financial instruments, indicated in the chart below. Although these investments typically are not part of any Fund’s principal investment strategy, they may constitute a significant portion of a Fund’s portfolio, thereby possibly exposing a Fund and its investors to the following additional risks.

INVESTMENT	RISKS
American Depositary Receipts (ADRs)
These are securities issued by U.S. banks that represent shares of foreign corporations held by those banks. Although traded in U.S. securities markets and valued in U.S. dollars, ADRs carry most of the risks of investing directly in foreign securities.	Market, Information, Political, Regulatory, Diplomatic, Liquidity, and Currency Risks
Repurchase Agreements
A contract under which the seller of a security agrees to buy it back at an agreed-upon price and time in the future.	Counterparty Risk

9

Temporary Defensive Positions

When securities markets or economic conditions are unfavorable or unsettled, we might try to protect the assets of a Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of any Fund. We have the right to invest up to 100% of a Fund’s assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, a Fund’s performance could be comparatively lower if it concentrates in defensive holdings.

Fund Management

INVESTMENT ADVISOR

AIM, INVESCO INSTITUTIONAL AND ADI ARE SUBSIDIARIES OF AMVESCAP PLC, AN INTERNATIONAL INVESTMENT MANAGEMENT COMPANY THAT MANAGES MORE THAN $363 BILLION IN ASSETS WORLDWIDE AS OF
SEPTEMBER 30, 2004. AMVESCAP IS BASED IN LONDON, WITH MONEY MANAGERS LOCATED IN EUROPE, NORTH AND SOUTH AMERICA, AND THE FAR EAST.

AIM is the investment advisor for each Fund, and INVESCO Institutional is the sub-advisor for AIM S&P 500 Index Fund. INVESCO Institutional is an affiliate of AIM and INVESCO. AIM is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

The Advisor supervises all aspects of AIM Dynamics Fund’s and AIM Small Company Growth Fund’s operations and provides investment advisory services to each Fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the Fund. AIM has acted as an investment advisor since its organization in 1976. Today, AIM, together with its subsidiaries, advises or manages over 200 investment portfolios, encompassing a broad range of investment objectives.

INVESCO Institutional (N.A.), Inc. — Structured Products Group is located at 1166 Avenue of the Americas, 27th Floor, New York City, NY 10036. As sub-advisor, INVESCO Institutional is responsible for the AIM S&P 500 Index Fund’s day-to-day management, including the investment decisions and the execution of securities transactions with respect to the Fund.

ADI is the Funds’ distributor and is responsible for the sale of the Funds’ shares.

AIM, INVESCO, INVESCO Institutional and ADI are subsidiaries of AMVESCAP PLC.

Prior to November 25, 2003, INVESCO served as the investment advisor for each series portfolio of the Company. The following table shows the fees the Funds paid to AIM and INVESCO for their advisory services in the fiscal year ended July 31, 2004.

FUND	ADVISORY FEE AS A PERCENTAGE OF AVERAGE ANNUAL NET ASSETS UNDER MANAGEMENT
Dynamics	0.49%
Small Company Growth	0.66%
S&P 500 Index	0.25%

Portfolio Managers

The following individuals are primarily responsible for the day-to-day management of their respective Fund’s portfolio holdings:

Fund	Portfolio Manager(s)
Dynamics	Paul J. Rasplicka
Michael Chapman

Small Company Growth	Jay K. Rushin

S&P 500 Index	Jeremy Lefkowitz

DYNAMICS FUND

Paul J. Rasplicka (lead manager), is Senior Portfolio Manager and has been responsible for Dynamics Fund since 2004. He has been associated with the Advisor and/or its affiliates since 1994.

Michael Chapman, is Portfolio Manager and has been responsible for Dynamics Fund since 2004. He has been associated with the Advisor and/or its affiliates since 2001. From 1999 to 2001, he was an equity analyst with Chase Manhattan Bank. During part

10

of 1999, he was a securities analyst with Gulf Investment Management. From 1995 to 1999, he was a portfolio manager with US Global Investors, Inc.

They are assisted by the MidCap Growth & GARP (growth at a reasonable price) Teams.

SMALL COMPANY GROWTH FUND

Jay K. Rushin (lead manager), is Portfolio Manager and has been responsible for Small Company Growth Fund since 2004. He has been associated with the Advisor and/or its affiliates since 1998.

Mr. Rushin is assisted by the Aggressive Growth Team.

S&P 500 INDEX FUND

Jeremy Lefkowitz, Portfolio Manager, has been responsible for the S&P 500 Index Fund since 2003. He is head of INVESCO Institutional’s Structured Products Group (“SPG”) Portfolio Management Team, which is responsible for the management of all stock selection, tactical asset allocation, and index portfolios. He has been associated with the Advisor and/or its affiliates since 1982. He is assisted by SPG’s Portfolio Management Team.

More information on the Funds’ management teams may be found on our website http://www.aiminvestments.com/teams. The website is not part of this prospectus.

Other Information

SUITABILITY FOR INVESTORS

Only you can determine if an investment in a Fund is right for you based upon your own economic situation, the risk level with which you are comfortable and other factors. Like most mutual funds, each Fund seeks to provide higher returns than the market or its competitors, but cannot guarantee that performance. Each Fund seeks to minimize risk by investing in many different companies in a variety of industries. In general, the Funds are most suitable for investors who:

■	are willing to grow their capital over the long-term (at least five years)
■	understand that shares of a Fund can, and likely will, have daily price fluctuations
■	are investing through tax-deferred retirement accounts, such as traditional and Roth Individual Retirement Accounts (“IRAs”), as well as employer-sponsored qualified retirement plans, including 401(k)s and 403(b)s, all of which have longer investment horizons.

You probably do not want to invest in the Funds if you are:

■	primarily seeking current dividend income
■	unwilling to accept potentially significant changes in the price of Fund shares
■	speculating on short-term fluctuations in the stock markets.

SALES CHARGES

Purchases of Class A shares of AIM Dynamics Fund and AIM Small Company Growth Fund are subject to a maximum 5.50% initial sales charge as listed under the heading “Category I Initial Sales Charges” in the “Shareholder Information — Choosing a Share Class” section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section. Certain purchases of Class K shares may be subject to the contingent deferred sales charge listed in that section.

11

Dividends And Capital Gain Distributions

The Funds earn ordinary or investment income primarily from dividends and interest on their investments. The Funds expect to distribute substantially all of this investment income, less Fund expenses, to shareholders annually, with respect to Dynamics and Small Company Growth Funds, and quarterly, with respect to the S&P 500 Index Fund. All Funds can make distributions at other times, if they choose to do so. Please note that classes with higher expenses are expected to have lower dividends.

NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS, IF ANY, ARE DISTRIBUTED TO SHAREHOLDERS AT LEAST ANNUALLY. DISTRIBUTIONS ARE TAXABLE WHETHER REINVESTED IN ADDITIONAL SHARES OR PAID TO YOU IN CASH (EXCEPT FOR TAX-EXEMPT OR TAX-DEFERRED ACCOUNTS).

Each Fund also realizes capital gains or losses when it sells securities in its portfolio for more or less than it had paid for them. If total gains on sales exceed total losses (including losses carried forward from previous years), a Fund has a net realized capital gain. Net realized capital gain, if any, is distributed to shareholders at least annually, usually in December. Dividends and capital gain distributions are paid to you if you hold shares on the record date of the distribution regardless of how long you have held your shares.

Under present federal income tax laws, capital gains may be taxable at different rates, depending on how long a Fund has held the underlying investment. Short-term capital gains which are derived from the sale of assets held one year or less are taxed as ordinary income. Long-

term capital gains which are derived from the sale of assets held for more than one year are taxed at up to the maximum capital gains rate, currently 15% for individuals.

A Fund’s daily NAV reflects ordinary income and realized capital gains that have not yet been distributed to shareholders. As such, a Fund’s NAV will drop by the amount of a distribution, net of market fluctuations, on the day the distribution is declared. If you buy shares of a Fund just before a distribution is declared, you may wind up “buying a distribution.” This means that if the Fund declares a dividend or capital gain distribution shortly after you buy, you will receive some of your investment back as a taxable distribution. Although purchasing your shares at the resulting higher NAV may mean a smaller capital gain or greater loss upon sale of the shares, most shareholders want to avoid the purchase of shares immediately before the distribution record date. However, keep in mind that your basis in the Fund will be increased to the extent such distributions are reinvested in the Fund. If you sell your shares of a Fund at a loss for tax purposes and then replace those shares with a substantially identical investment either thirty days before or after that sale, the transaction is usually considered a “wash sale” and you will not be able to claim a tax loss at the time of sale. Instead the loss will be deferred to a later date.

Dividends and capital gain distributions paid by each Fund are automatically reinvested in additional Fund shares at the NAV on the ex-distribution date, unless you choose to have them automatically reinvested in the same share class of another INVESCO or AIM Fund or paid to you by check or electronic funds transfer. Dividends and other distributions, whether received in cash or reinvested in additional Fund shares, are generally subject to federal income tax.

12

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the various classes of each Fund for the past five fiscal years (or, if shorter, the periods of the class’ operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the financial statements, is included in each Fund’s annual report. This Report is available without charge by contacting AIM Investment Services, Inc. at the address or telephone number on the back cover of this Prospectus.

	YEAR ENDED JULY 31,
	2004		2003		2002	2001		2000
DYNAMICS FUND — INVESTOR CLASS
PER SHARE DATA
Net Asset Value — Beginning of Period	$12.81		$10.81		$17.23	$27.86		$19.39
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	(0.11	)(a)	(0.00)		(0.00)	(0.12	)(a)	(0.00)
Net Gains (Losses) on Securities (Both Realized and Unrealized)	1.49		2.00		(6.40)	(10.43)		9.51
Total from Investment Operations	1.38		2.00		(6.40)	(10.55)		9.51
Less Distributions from Net Realized Gains	—		—		(0.02)	(0.08)		(1.04)
Net Asset Value — End of Period	$14.19		$12.81		$10.81	$17.23		$27.86

TOTAL RETURN(b)	10.77%		18.50%		(37.17% )	(37.94%	)	50.34%

RATIOS/SUPPLEMENTAL DATA:
Net Assets — End of Period (000s Omitted)	$2,992,578		$3,863,821		$3,688,213	$6,562,467		$7,865,489
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
With Fee Waivers and/or Expense Reimbursements	1.19%(c	)	1.21%		1.21%	1.00%		0.89%
Without Fee Waivers and/or Expense Reimbursements	1.29%(c	)	1.46%		1.23%	1.00%		0.89%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.78%	)(c)	(0.78%	)	(0.86% )	(0.49%	)	(0.34% )
Portfolio Turnover Rate(d)	95%		91%		81%	55%		75%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $3,808,289,157.
(d)	Not annualized for periods less than one year.

13

Financial Highlights (continued)

	YEAR ENDED JULY 31,			MARCH 28, 2002 (DATE SALES COMMENCED) TO JULY 31,
	2004		2003	2002
DYNAMICS FUND — CLASS A
PER SHARE DATA
Net Asset Value — Beginning of Period	$12.84		$10.82	$15.30
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	(0.13	)(a)	(0.09)	(0.03	)(a)
Net Gains (Losses) on Securities (Both Realized and Unrealized)	1.50		2.11	(4.45)
Total from Investment Operations	1.37		2.02	(4.48)
Net Asset Value — End of Period	$14.21		$12.84	$10.82

TOTAL RETURN(b)	10.67%		18.56%	(29.22)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets — End of Period (000s Omitted)	$12,692		$6,108	$2,006
RATIO OF EXPENSES TO AVERAGE NET ASSETS	1.30%(c	)(d)	1.24%	1.11%(e	)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.89	)%(c)	(0.81)%	(0.76	)%(e)
Portfolio turnover rate(f)	95%		91%	81%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales charges.
(c)	Ratios are based on average daily net assets of $12,015,799.
(d)	After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.31%.
(e)	Annualized.
(f)	Not annualized for periods less than one year.

14

Financial Highlights (continued)

	YEAR ENDED JULY 31,				MARCH 28, 2002 (DATE SALES COMMENCED) TO JULY 31,
	2004		2003		2002
DYNAMICS FUND — CLASS B
PER SHARE DATA
Net Asset Value — Beginning of Period	$12.69		$10.78		$15.30
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	(0.22	)(a)	(0.08)		(0.06	)(a)
Net Gains (Losses) on Securities (Both Realized and Unrealized)	1.47		1.99		(4.46)
Total from Investment Operations	1.25		1.91		(4.52)
Net Asset Value — End of Period	$13.94		$12.69		$10.78

TOTAL RETURN(b)	9.85%		17.72%		(29.54%	)

RATIOS/SUPPLEMENTAL DATA:
Net Assets — End of Period (000s Omitted)	$2,282		$1,409		$390
RATIO OF EXPENSES TO AVERAGE NET ASSETS
With Fee Waivers and/or Expense Reimbursements	1.95%(c	)	1.96%		2.09%(d	)
Without Fee Waivers and/or Expense Reimbursements	2.26%(c	)	2.52%		2.09%(d	)
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.54%	)(c)	(1.53%	)	(1.71%	)(d)
Portfolio turnover rate(e)	95%		91%		81%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales charges.
(c)	Ratios are based on average daily net assets of $2,124,070.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

15

Financial Highlights (continued)

	YEAR ENDED JULY 31,						FEBRUARY 14, 2002 (DATE SALES COMMENCED) TO JULY 31,
	2004		2003		2002	2001	2000
DYNAMICS FUND — CLASS C
PER SHARE DATA
Net Asset Value — Beginning of Period	$12.44		$10.60		$17.04	$27.78	$28.25
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	(0.22	)(a)	(0.18)		(0.25)	(0.06)	(0.00	)(a)
Net Gains (Losses) on Securities (Both Realized and Unrealized)	1.45		2.02		(6.17)	(10.60)	(0.47)
Total from Investment Operations	1.23		1.84		(6.42)	(10.66)	(0.47)
Less Distributions from Net Realized Gains	—		—		(0.02)	(0.08)	—
Net Asset Value — End of Period	$13.67		$12.44		$10.60	$17.04	$27.78

TOTAL RETURN(b)	9.89%		17.47%		(37.76% )	(38.45% )	(1.66%	)

RATIOS/SUPPLEMENTAL DATA:
Net Assets — End of Period (000s Omitted)	$11,287		$13,537		$13,440	$28,887	$4,779
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
With Fee Waivers and/or Expense Reimbursements	1.95%(c	)	1.96%		1.96%	1.86%	1.71%(d	)
Without Fee Waivers and/or Expense Reimbursements	2.67%(c	)	3.05%		2.16%	1.86%	1.71%(d	)
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.54%	)(c)	(1.54%	)	(1.59% )	(1.34% )	(1.20%	)(d)
Portfolio Turnover Rate(e)	95%		91%		81%	55%	75%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales charges.
(c)	Ratios are based on average daily net assets of $13,759,200.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

16

Financial Highlights (continued)

	YEAR ENDED JULY 31,						NOVEMBER 30, 2000 (DATE SALES COMMENCED) TO JULY 31,
	2004		2003		2002		2001
DYNAMICS FUND — CLASS K
PER SHARE DATA
Net Asset Value — Beginning of Period	$12.74		$10.76		$17.19		$22.50
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	(0.14	)(a)	(0.02)		(0.15	)(a)	(0.03)
Net Gains (Losses) on Securities (Both Realized and Unrealized)	1.48		2.00		(6.26)		(5.28)
Total from Investment Operations	1.34		1.98		(6.41)		(5.31)
Less Distributions from Net Realized Gains	—		—		(0.02)		—
Net Asset Value — End of Period	$14.08		$12.74		$10.76		$17.19

TOTAL RETURN(b)	10.52%		18.40%		(37.32%	)	(23.60%	)

RATIOS/SUPPLEMENTAL DATA:
Net Assets — End of Period (000s Omitted)	$25,977		$45,258		$44,745		$6
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
With Fee Waivers and/or Expense Reimbursements	1.40%(c	)	1.41%		1.36%		1.48%(d	)
Without Fee Waivers and/or Expense Reimbursements	1.54%(c	)	1.61%		1.36%		3.06%(d	)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.99%	)(c)	(0.98%	)	(1.05%	)	(1.03%	)(d)
Portfolio Turnover Rate(e)	95%		91%		81%		55%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $42,497,874.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

17

Financial Highlights (continued)

	YEAR ENDED JULY 31,
	2004		2003		2002	2001		2000
SMALL COMPANY GROWTH FUND — INVESTOR CLASS
PER SHARE DATA
Net Asset Value — Beginning of Period	$9.99		$8.41		$12.76	$18.50		$13.61
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	(0.13	)(a)	(0.00)		(0.01)	(0.04	)(a)	(0.00)
Net Gains (Losses) on Securities (Both Realized and Unrealized)	0.63		1.58		(4.34)	(4.77)		6.88
Total from Investment Operations	0.50		1.58		(4.35)	(4.81)		6.88
Less Distributions from Net Realized Gains	—		—		—	(0.93)		(1.99)
Net Asset Value — End of Period	$10.49		$9.99		$8.41	$12.76		$18.50

TOTAL RETURN(b)	5.00%		18.79%		(34.09% )	(26.53%	)	53.55%

RATIOS/SUPPLEMENTAL DATA:
Net Assets — End of Period (000s Omitted)	$497,472		$890,227		$800,520	$1,395,113		$1,440,445
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
With Fee Waivers and Expense Reimbursements	1.49%(c	)	1.50%		1.45%	1.29%		1.20%
Without Fee Waivers and Expense Reimbursements	1.59%(c	)	1.67%		1.45%	1.29%		1.21%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.21%	)(c)	(0.94%	)	(1.01% )	(0.28%	)	(0.34% )
Portfolio Turnover Rate	130%		119%		99%	112%		186%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(c)	Ratios are based on average daily net assets of $808,224,900.

18

Financial Highlights (continued)

	YEAR ENDED JULY 31,				MARCH 28, 2002 (DATE SALES COMMENCED) TO JULY 31,
	2004		2003		2002
SMALL COMPANY GROWTH FUND — CLASS A
PER SHARE DATA
Net Asset Value — Beginning of Period	$10.00		$8.41		$11.25
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	(0.14	)(a)	(0.01)		(0.02	)(a)
Net Gains (Losses) on Securities (Both Realized and Unrealized)	0.63		1.60		(2.82)
Total from Investment Operations	0.49		1.59		(2.84)
Net Asset Value — End of Period	$10.49		$10.00		$8.41

TOTAL RETURN(b)	4.90%		18.91%		(25.24%	)

RATIOS/SUPPLEMENTAL DATA:
Net Assets — End of Period (000s Omitted)	$5,737		$6,372		$2,607
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
With Fee Waivers and Expense Reimbursements	1.60%(c	)	1.38%		1.24%(d	)
Without Fee Waivers and Expense Reimbursements	1.63%(c	)	1.38%		1.24%(d	)
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.32%	)(c)	(0.69%	)	(0.74%	)(d)
Portfolio Turnover Rate(e)	130%		119%		99%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $6,089,612.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

19

Financial Highlights (continued)

	YEAR ENDED JULY 31,				MARCH 28, 2002 (DATE SALES COMMENCED) TO JULY 31,
	2004		2003		2002
SMALL COMPANY GROWTH FUND — CLASS B
PER SHARE DATA
Net Asset Value — Beginning of Period	$9.91		$8.41		$11.25
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	(0.22	)(a)	(0.07)		(0.04	)(a)
Net Gains (Losses) on Securities (Both Realized and Unrealized)	0.64		1.57		(2.80)
Total from Investment Operations	0.42		1.50		(2.84)
Net Asset Value — End of Period	$10.33		$9.91		$8.41

TOTAL RETURN(b)	4.24%		17.84%		(25.24%	)

RATIOS/SUPPLEMENTAL DATA:
Net Assets — End of Period (000s Omitted)	$1,762		$408		$67
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
With Fee Waivers and Expense Reimbursements	2.25%(c	)	2.25%		2.14%(d	)
Without Fee Waivers and Expense Reimbursements	2.89%(c	)	4.00%		2.14%(d	)
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.97%	)(c)	(1.61%	)	(1.68%	)(d)
Portfolio Turnover Rate(e)	130%		119%		99%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $1,153,879.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

20

Financial Highlights (continued)

	YEAR ENDED JULY 31,							FEBRUARY 14, 2000 (DATE SALES COMMENCED) TO JULY 31,
	2004		2003		2002		2001	2000
SMALL COMPANY GROWTH FUND — CLASS C
PER SHARE DATA
Net Asset Value — Beginning of Period	$9.49		$8.09		$12.54		$18.37	$20.68
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	(0.20	)(a)	(0.18)		(0.18	)(a)	(0.12)	(0.00)
Net Gains (Losses) on Securities (Both Realized and Unrealized)	0.59		1.58		(4.27)		(4.78)	(2.31)
Total from Investment Operations	0.39		1.40		(4.45)		(4.90)	(2.31)
Less Distributions from Net Realized Gains	—		—		—		(0.93)	—
Net Asset Value — End of Period	$9.88		$9.49		$8.09		$12.54	$18.37

TOTAL RETURN(b)	4.11%		17.45%		(35.57%	)	(27.24% )	(11.17%	)

RATIOS/SUPPLEMENTAL DATA:
Net Assets — End of Period (000s Omitted)	$1,907		$1,673		$1,087		$2,034	$1,926
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
With Fee Waivers and Expense Reimbursements	2.25%(c	)	2.25%		2.25%		2.13%	1.83%(d	)
Without Fee Waivers and Expense Reimbursements	3.48%(c	)	3.55%		2.70%		2.13%	1.83%(d	)
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.97%	)(c)	(1.73%	)	(1.81%	)	(1.12% )	(0.91%	)(d)
Portfolio Turnover Rate(e)	130%		119%		99%		112%	186%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $2,783,310.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

21

Financial Highlights (continued)

	YEAR ENDED JULY 31,				DECEMBER 14, 2001 (DATE SALES COMMENCED) TO JULY 31,
	2004		2003		2002
SMALL COMPANY GROWTH FUND — CLASS K
PER SHARE DATA
Net Asset Value — Beginning of Period	$9.99		$8.43		$11.76
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	(0.16	)(a)	(0.01)		(0.05	)(a)
Net Gains (Losses) on Securities (Both Realized and Unrealized)	0.63		1.57		(3.28)
Total from Investment Operations	0.47		1.56		(3.33)
Net Asset Value — End of Period	$10.46		$9.99		$8.43

TOTAL RETURN(b)	4.70%		18.51%		(28.32%	)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s Omitted)	$95,752		$95,105		$66,451
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
With Fee Waivers and Expense Reimbursements	1.70%(c	)	1.70%		1.17%(d	)
Without Fee Waivers and Expense Reimbursements	1.98%(c	)	3.12%		1.17%(d	)
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.42%	)(c)	(1.12%	)	(0.80%	)(d)
Portfolio Turnover Rate(e)	130%		119%		99%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $113,169,476.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

22

Financial Highlights (continued)

	YEAR ENDED JULY 31,
	2004		2003	2002	2001	2000
S&P 500 INDEX FUND — INVESTOR CLASS
PER SHARE DATA
Net Asset Value — Beginning of Period	$10.41		$9.59	$12.78	$15.36	$14.39
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income	0.11		0.10	0.09	0.10	0.11
Net Gains (Losses) on Securities (Both Realized and Unrealized)	1.18		0.82	(3.19)	(2.39)	1.09
Total from Investment Operations	1.29		0.92	(3.10)	(2.29)	1.20
LESS DISTRIBUTIONS:
Dividends from Net Investment Income	(0.10)		(0.10)	(0.09)	(0.10)	—
Distributions from Net Realized Gains	—		—	—	(0.19)	(0.23)
Total Distributions	(0.10)		(0.10)	(0.09)	(0.29)	(0.23)
Redemption Fees Added to Shares of Beneficial Interest	0.00		0.00	0.00	0.00	0.00
Net Asset Value — End of Period	$11.60		$10.41	$9.59	$12.78	$15.36

TOTAL RETURN(a)	12.43%		9.73%	(24.33% )	(15.07% )	8.34%

RATIOS/SUPPLEMENTAL DATA:
Net Assets — End of Period (000s Omitted)	$234,090		$195,668	$135,578	$116,309	$92,784
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
With Fee Waivers and Expenses Reimbursements	0.65%(b	)	0.65%	0.65%	0.63%	0.63%
Without Fee Waivers and Expense Reimbursements	1.00%(b	)	1.05%	1.01%	0.99%	0.95%
Ratio of Net Investment Income to Average Net Assets	0.99%(b	)	1.15%	0.84%	0.75%	0.74%
Portfolio Turnover Rate	2%		1%	3%	43%	13%

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Ratios are based on average daily net assets of $227,257,169.

23

THE AIM FUNDS

Shareholder Information

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM funds). The following information is about all the AIM funds.

CHOOSING A SHARE CLASS

Most of the AIM funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan applicable to the class, if any, (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. Your financial advisor can help you decide among the various classes. Please contact your financial advisor.

Class A1	Class A3	Class B3	Class C	Class K	Class R	Investor Class
• Initial sales charge	• No initial sales charge	• No initial sales charge	• No initial sales charge	• No initial sales charge	• No initial sales charge	• No initial sales charge

• Reduced or waived initial sales charge for certain purchases[2]	• No contingent deferred sales charge	• Contingent deferred sales charge on redemptions within six years	• Contingent deferred sales charge on redemptions within one year[6]	• Generally, no contingent deferred sales charge[2]	• Generally, no contingent deferred sales charge[2]	• No contingent deferred sales charge

• Generally, lower distribution and service (12b-1) fee than Class B, Class C, Class K or Class R shares (See ”Fee Table and Expense Example”)	• 12b-1 fee of 0.35%	• 12b-1 fee of 1.00%	• 12b-1 fee of 1.00%	• 12b-1 fee of 0.45%	• 12b-1 fee of 0.50%	• 12b-1 fee of 0.25%[8]

	• Does not convert to Class A shares	• Converts to Class A shares at the end of the month which is eight years after the date on which shares were purchased along with a pro rata portion of its reinvested dividends and distributions[4]	• Does not convert to Class A shares	• Does not convert to Class A shares	• Does not convert to Class A shares	• Does not convert to Class A shares

• Generally more appropriate for long-term investors	• Generally more appropriate for short-term investors	• Purchase orders limited to amount less than $100,000[5]	• Generally more appropriate for short-term investors	• Generally, only available to retirement plans, educational savings programs and wrap programs	• Generally, only available to employee benefit plans[7]	• Closed to new investors, except as described in the “Purchasing Shares — Grandfathered Investors” section of your prospectus

Certain AIM funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund’s Statement of Additional Information for details.

[1]	As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.
[2]	A contingent deferred sales charge may apply in some cases.
[3]	Effective September 30, 2003, Class B shares will not be made available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.
[4]	AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.
AIM Global Equity Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.
[5]	Any purchase order for Class B shares in excess of $100,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.
[6]	A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM fund that are subject to a CDSC into AIM Short Term Bond Fund.

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[7]	Generally, Class R shares are only available to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, 457 of the Internal Revenue Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Internal Revenue Code, respectively; and voluntary employees’ beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Internal Revenue Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Internal Revenue Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs, with the exception of traditional IRAs established in connection with the rollover of assets from an employer-sponsored retirement plan in which an AIM fund was offered as an investment option.
[8]	Investor Class shares of AIM Money Market Fund and AIM Tax-Exempt Cash Fund do not have a 12b-1 fee.

Distribution and Service (12b-1) Fees

Each AIM fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund and AIM Tax-Exempt Cash Fund with respect to their Investor Class shares) has adopted 12b-1 plans that allow the AIM fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Sales Charges

Sales charges on the AIM funds and classes of those funds are detailed below. As used below, the term “offering price” with respect to all categories of Class A shares includes the initial sales charge.

Certain categories of persons are permitted to purchase Class A shares of AIM funds without paying an initial sales charge because their transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. For more detailed information regarding eligibility to purchase or redeem shares at reduced or without sales charges, please consult the fund’s website at www.aiminvestments.com and click on the links “My Account”, Service Center, or consult the fund’s Statement of Additional Information, which is available upon request free of charge.

Initial Sales Charges

The AIM funds (except AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The “Other Information” section of your prospectus will tell you in what category your particular AIM fund is classified.

Category I Initial Sales Charges

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

	Investor’s Sales Charge
Amount of investment in single transaction	As a % of offering price	As a % of investment
Less than $ 25,000	5.50%	5.82%
$ 25,000 but less than $ 50,000	5.25	5.54
$ 50,000 but less than $ 100,000	4.75	4.99
$100,000 but less than $ 250,000	3.75	3.90
$250,000 but less than $ 500,000	3.00	3.09
$500,000 but less than $1,000,000	2.00	2.04

Category II Initial Sales Charges

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

	Investor’s Sales Charge
Amount of investment in single transaction	As a % of offering price	As a % of investment
Less than $ 50,000	4.75%	4.99%
$ 50,000 but less than $ 100,000	4.00	4.17
$100,000 but less than $ 250,000	3.75	3.90
$250,000 but less than $ 500,000	2.50	2.56
$500,000 but less than $1,000,000	2.00	2.04

Category III Initial Sales Charges

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

	Investor’s Sales Charge
Amount of investment in single transaction	As a % of offering price	As a % of investment
Less than $ 100,000	1.00%	1.01%
$100,000 but less than $ 250,000	0.75	0.76
$250,000 but less than $1,000,000	0.50	0.50

AIM Short Term Bond Fund Initial Sales Charges

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

	Investor’s Sales Charge
Amount of investment in single transaction	As a % of offering price	As a % of investment
Less than $ 100,000	2.50%	2.56%
$100,000 but less than $ 250,000	2.00	2.04
$250,000 but less than $ 500,000	1.50	1.52
$500,000 but less than $1,000,000	1.25	1.27

Shares Sold without a Sales Charge

You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

You will not pay an initial sales charge or a CDSC on Investor Class shares of any AIM fund.

Contingent Deferred Sales Charges for Class A Shares and AIM Cash Reserve Shares of AIM Money Market Fund

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II AIM funds and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

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THE AIM FUNDS

If you currently own Class A shares of a Category I, II or III AIM fund or AIM Short Term Bond Fund and make additional purchases (through October 30, 2002 for Category III AIM funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II AIM fund and AIM Short Term Bond Fund shares, and a 12-month, 0.25% CDSC for Category III AIM fund shares). The CDSC for Category III AIM fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

Some retirement plans can purchase Class A shares at their net asset value per share. If the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan’s initial purchase.

You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

Contingent Deferred Sales Charges for Class B and Class C Shares

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

Year since purchase made	Class B	Class C
First	5%	1%
Second	4	None
Third	3	None
Fourth	3	None
Fifth	2	None
Sixth	1	None
Seventh and following	None	None

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

Contingent Deferred Sales Charges for Class K and Class R Shares

You can purchase Class K and Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class K shares are subject to a 0.70% CDSC, and the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan’s initial purchase.

Computing a CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you are redeeming shares on which there is no CDSC first and, then, shares in the order of purchase.

Reduced Sales Charges and Sales Charge Exceptions

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Consult the fund’s Statement of Additional Information for details.

Reduced Sales Charges

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any AIM fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

Rights of Accumulation

You may combine your new purchases of Class A shares of an AIM fund with AIM fund shares currently owned (Class A, B, C, K or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

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Initial Sales Charge Exceptions

You will not pay initial sales charges

■	on shares purchased by reinvesting dividends and distributions;

■	when exchanging shares among certain AIM funds; and

■	when a merger, consolidation, or acquisition of assets of an AIM fund occurs.

Contingent Deferred Sales Charge (CDSC) Exceptions

You will not pay a CDSC

■	if you redeem Class B shares you held for more than six years;

■	if you redeem Class C shares you held for more than one year;

■	if you redeem Class C shares of an AIM fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

■	if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM fund and the original purchase was subject to a CDSC;

■	if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class K or Class R shares held through such plan that would otherwise be subject to a CDSC;

■	if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan’s initial purchase, all of the Class K or Class R shares held through such plan that would otherwise be subject to a CDSC;

■	if you are a participant in a qualified retirement plan and redeem Class C, Class K or Class R shares in order to fund a distribution;

■	if you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period;

■	if you redeem shares to pay account fees;

■	for redemptions following the death or post-purchase disability of a shareholder or beneficial owner;

■	if you redeem shares acquired through reinvestment of dividends and distributions; and

■	on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund’s Statement of Additional Information for details.

TOOLS USED TO COMBAT EXCESSIVE SHORT-TERM TRADING ACTIVITY

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors. Excessive short-term trading activity in the funds’ shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time. A I M Advisors, Inc. and its affiliates (collectively, the “AIM Affiliates”) currently use the following tools designed to discourage excessive short-term trading in the retail AIM funds (the “funds”):

(1)	trade activity monitoring;

(2)	trading guidelines;

(3)	redemption fee on trades in certain funds; and

(4)	selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

Trade Activity Monitoring

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s accounts other than exchanges into a money market fund. In making such judgments, the AIM Affiliates seek to act in a manner that they believe is consistent with the best interests of shareholders.

The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

Trading Guidelines

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and Premier INVESCO U.S. Government Money Portfolio) per calendar year, or a fund or the distributor determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the distributor reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one fund and into (purchase) another fund.

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The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

Redemption Fee

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to AIM S&P 500 Index Fund) shares of certain funds within 30 days of purchase. The AIM Affiliates expect to charge the redemption fee on other classes of shares when the funds’ transfer agent system has the capability of processing the fee across these other classes. See “Redeeming Shares — Redemption Fee” for more information.

The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. Additionally, the AIM Affiliates maintain certain retirement plan accounts on a record keeping system that is currently incapable of processing the redemption fee. The provider of this system is working to enhance the system to facilitate the processing of this fee. These are two reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

Fair Value Pricing

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the fund’s net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant change in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees of the fund. The overall pricing methodology and pricing services can change from time to time as approved by the Board of Trustees. See “Pricing of Shares — Determination of Net Asset Value” for more information.

Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially “stale” prices of portfolio holdings. However, if cannot eliminate the possibility of excessive short-term trading.

PURCHASING SHARES

If you hold your shares through a broker/dealer or other financial institution, your eligibility to purchase those shares, the conditions for purchase and sale, and the minimum and maximum amounts allowed may differ depending on that institution’s policies.

Minimum Investments Per AIM Fund Account

There are no minimum investments with respect to Class K and Class R shares for AIM fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for AIM fund accounts are as follows:

Type of Account	Initial Investments		Additional Investments
Employer-Sponsored Retirement Plans (includes section 401, 403 and 457 plans, and SEP, SARSEP and SIMPLE IRA plans)	$0	($25 per AIM fund investment for salary deferrals from Employer-Sponsored Retirement Plans)	$50
Systematic Purchase Plan	50		50
IRA, Roth IRA or Coverdell ESA	250		50
All other accounts	1,000		50

How to Purchase Shares

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the AIM fund verify and record your identifying information.

Purchase Options

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

	Opening An Account	Adding To An Account
Through a Financial Consultant	Contact your financial consultant.	Same
By Mail	Mail completed account application and check to the transfer agent, AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739.	Mail your check and the remittance slip from your confirmation statement to the transfer agent.

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	Opening An Account	Adding To An Account
By Wire	Mail completed account application to the transfer agent. Call the transfer agent at (800) 959-4246 to receive a reference number. Then, use the following wire instructions:	Call the transfer agent to receive a reference number. Then, use the wire instructions at left.
Beneficiary Bank ABA/Routing #: 113000609
Beneficiary Account Number: 00100366807
Beneficiary Account Name: AIM Investment Services, Inc.
RFB: Fund Name, Reference #
OBI: Your Name, Account #
By Telephone	Open your account using one of the methods described above.

Select the AIM Bank ConnectionSM option on your completed account application or complete an AIM Bank Connection form. Mail the application or form to the transfer agent. Once the transfer agent has received the form, call the transfer agent to place your purchase order.

Call the AIM 24-hour Automated Investor Line at 1-800-246-5463. You may place your order after you have provided the bank instructions that will be requested.

By Internet	Open your account using one of the methods described above.	Access your account at www.aiminvestments.com. The proper bank instructions must have been provided on your account. You may not purchase shares in AIM prototype retirement accounts on the internet.

Grandfathered Investors

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by A I M Distributors, Inc. (the “Grandfathered Funds”) and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries; (3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with A I M Distributors, Inc. and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) AIM fund trustees, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

Special Plans

Systematic Purchase Plan

You can arrange for periodic investments in any of the AIM funds by authorizing the AIM fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

Dollar Cost Averaging

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM fund account to one or more other AIM fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM fund is $50.

Automatic Dividend Investment

All of your dividends and distributions may be paid in cash or invested in any AIM fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM fund. You may invest your dividends and distributions (1) into another AIM fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM fund:

(1)	Your account balance (a) in the AIM fund paying the dividend must be at least $5,000; and (b) in the AIM fund receiving the dividend must be at least $500;

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(2)	Both accounts must have identical registration information; and

(3)	You must have completed an authorization form to reinvest dividends into another AIM fund.

Portfolio Rebalancing Program

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM funds for shares of the same class of one or more other AIM funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

Retirement Plans

Shares of most of the AIM funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor’s retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

Redemption Fee

You may be charged a 2% redemption fee (on total redemption proceeds) if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to AIM S&P 500 Index Fund) shares of the following funds (either by selling or exchanging to another AIM fund) within 30 days of their purchase:

AIM Asia Pacific Growth Fund	AIM Global Value Fund
AIM Developing Markets Fund	AIM High Yield Fund
AIM European Growth Fund	AIM International Core Equity Fund
AIM European Small Company Fund	AIM International Emerging Growth Fund
AIM Global Aggressive Growth Fund	AIM International Growth Fund
AIM Global Equity Fund	AIM S&P 500 Index Fund
AIM Global Growth Fund	AIM Trimark Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

The 2% redemption fee will not be charged on transactions involving the following:

(1)	total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2)	total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3)	total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the “Code”) where the systematic capability to process the redemption fee does not exist;

(4)	total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the funds;

(5)	total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(6)	total or partial redemption of shares acquired through investment of dividends and other distributions; or

(7)	redemptions initiated by a fund.

The AIM Affiliates’ goals are to apply the redemption fee on all classes of shares regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Currently, the redemption fee may be applied on Class A and Investor Class shares (and Institutional Shares for AIM S&P 500 Index Fund). AIM expects to charge the redemption fee on all other classes of shares when the funds’ transfer agent system has the capability of processing the fee across these other classes. In addition, AIM intends to develop a plan to encourage brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to the terms above to modify computer programs to impose the redemption fee or to develop alternate processes to monitor and restrict short-term trading activity in the funds. Lastly, the provider of AIM’s retirement plan record keeping system is working to enhance the system to facilitate the processing of the redemption fee. Until such computer programs are

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modified or alternate processes are developed, the fund’s ability to assess a redemption fee on these types of share classes and accounts is severely limited. These are reasons why the redemption fees cannot eliminate the possibility of excessive short-term trading activity.

The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of failing the 90% income test or losing its registered investment company qualification for tax purposes.

Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

Redemption of Class A Shares and AIM Cash Reserve Shares Acquired by Exchange for Purchases Made Prior to November 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III AIM fund at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

Shares Initially Purchased	Shares Held After an Exchange	CDSC Applicable Upon Redemption of Shares
• Class A shares of Category I or II Fund	• Class A shares of Category I or II Fund or AIM Short Term Bond Fund • Class A shares of Category III Fund[1] • AIM Cash Reserve Shares of AIM Money Market Fund	• 1% if shares are redeemed within 18 months of initial purchase of Category I or II Fund or AIM Short Term Bond Fund shares

• Class A shares of Category III Fund1	• Class A shares of Category III Fund[1] • Class A shares of AIM Tax-Exempt Cash Fund • AIM Cash Reserve Shares of AIM Money Market Fund	• No CDSC
[1]	Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.

Redemption of Class A Shares and AIM Cash Reserve Shares Acquired by Exchange for Purchases Made On and After November 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III AIM funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III AIM funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

Shares Initially Purchased	Shares Held After an Exchange	CDSC Applicable Upon Redemption of Shares
• Class A shares of Category I or II Fund or AIM Short Term Bond Fund	• Class A shares of Category I or II Fund or AIM Short Term Bond Fund • Class A shares of Category III Fund[1] • AIM Cash Reserve Shares of AIM Money Market Fund	• 1% if shares are redeemed within 18 months of initial purchase of Category I or II Fund or AIM Short Term Bond Fund shares

• Class A shares of Category III Fund	• Class A shares of Category I or II Fund or AIM Short Term Bond Fund	• 1% if shares are redeemed within 18 months of initial purchase of Category III Fund shares

• Class A shares of Category III Fund	• Class A shares of Category III Fund[1] • Class A shares of AIM Tax-Exempt Cash Fund • AIM Cash Reserve Shares of AIM Money Market Fund	• 0.25% if shares are redeemed within 12 months of initial purchase of Category III Fund shares
[1]	Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.

Redemption of Class A Shares and AIM Cash Reserve Shares Acquired by Exchange for Purchases Made After October 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

Shares Initially Purchased	Shares Held After an Exchange	CDSC Applicable Upon Redemption of Shares
• Class A shares of Category I or II Fund or AIM Short Term Bond Fund	• Class A shares of Category I or II Fund or AIM Short Term Bond Fund • Class A shares of Category III Fund[2] • AIM Cash Reserve Shares of AIM Money Market Fund	• 1% if shares are redeemed within 18 months of initial purchase of Category I or II Fund or AIM Short Term Bond Fund shares

• Class A shares of Category III Fund1	• Class A shares of Category I or II Fund or AIM Short Term Bond Fund	• 1% if shares are redeemed within 18 months of initial purchase of Category III Fund shares

• Class A shares of Category III Fund[1]	• Class A shares of Category III Fund[2] • Class A shares of AIM Tax-Exempt Cash Fund • AIM Cash Reserve Shares of AIM Money Market	• No CDSC
[1]	As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
[2]	Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

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Redemption of Class B Shares Acquired by Exchange from AIM Floating Rate Fund

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

How to Redeem Shares
Through a Financial Consultant	Contact your financial consultant, including your retirement plan or program sponsor.

By Mail	Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners; (2) the name of the AIM fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone	Call the transfer agent at 1-800-959-4246 or our AIM 24-hour Automated Investor Line at 1-800-246-5463. You will be allowed to redeem by telephone if (1) the proceeds are to be mailed to the address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold physical share certificates; (3) you can provide proper identification information; (4) the proceeds of the redemption do not exceed $250,000; and (5) you have not previously declined the telephone redemption privilege. Certain accounts, including retirement accounts and 403(b) plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange (NYSE) in order to effect the redemption at that day’s closing price. You may, with limited exceptions, redeem from an IRA account by telephone. Redemptions from other types of retirement accounts must be requested in writing.

By Internet	Place your redemption request at www.aiminvestments.com. You will be allowed to redeem by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; (3) the proceeds of the redemption do not exceed $250,000; and (4) you have already provided proper bank information. AIM prototype retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the hours of the customary trading session of the NYSE in order to effect the redemption at that day’s closing price.

Timing and Method of Payment

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

Redemption by Mail

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

Redemption by Telephone

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

Redemption by Internet

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and we are not liable for internet instructions that are reasonably believed to be genuine.

Payment for Systematic Redemptions

You may arrange for regular monthly or quarterly withdrawals from your account of at least $100. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

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Expedited Redemptions

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

Redemptions by Check

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

Signature Guarantees

We require a signature guarantee when you redeem by mail and

(1)	the amount is greater than $250,000;

(2)	you request that payment be made to someone other than the name registered on the account;

(3)	you request that payment be sent somewhere other than the bank of record on the account; or

(4)	you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

Redemptions in Kind

Although the AIM funds generally intend to pay redemption proceeds solely in cash, the AIM funds reserve the right to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

Redemptions by the AIM Funds

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM funds have the right to redeem the account after giving you 60 days’ prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

If an AIM fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the AIM fund is not able to verify your identity as required by law, the AIM fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM fund for those of another AIM fund. An exchange is the movement out of (redemption) one fund and into (purchase) another fund. Before requesting an exchange, review the prospectus of the AIM fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

You may be charged a redemption fee on certain redemptions, including exchanges. See “Redeeming Shares — Redemption Fee.”

Permitted Exchanges

Except as otherwise stated under “Exchanges Not Permitted,” you generally may exchange your shares for shares of the same class of another AIM fund.

You may also exchange:

(1)	Class A shares of an AIM fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2)	Class A shares of an AIM fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) for Class A3 shares of an AIM fund;

(3)	Class A3 shares of an AIM fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4)	Class A3 shares of an AIM fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund);

(5)	AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM fund;

(6)	AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective February 17, 2003, and AIM Tax-Exempt Cash Fund);

(7)	Investor Class shares of an AIM fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) or Class A3 shares of an AIM fund; or

(8)	Class A or A3 shares of an AIM fund for Investor Class shares of any AIM fund as long as you are eligible to purchase Investor Class shares of any AIM fund at the time of exchange.

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You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

Exchanges Not Subject to a Sales Charge

You will not pay an initial sales charge when exchanging:

(1)	Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for
(a)	Class A shares of another AIM fund;
(b)	AIM Cash Reserve Shares of AIM Money Market Fund; or
(c)	Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2)	Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for
(a)	AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or
(b)	Class A shares of another AIM Fund, but only if
(i)	you acquired the original shares before May 1, 1994; or
(ii)	you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3)	AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for
(a)	Class A shares of an AIM fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares
(i)	prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;
(ii)	on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

(4)	Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for
(a)	AIM Cash Reserve Shares of AIM Money Market Fund; or
(b)	Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1)	Class A shares for other Class A shares;

(2)	Class B shares for other Class B shares;

(3)	Class C shares for other Class C shares;

(4)	Class K shares for other Class K shares;

(5)	Class R shares for other Class R shares.

Exchanges Not Permitted

Certain classes of shares are not covered by the exchange privilege. You may not exchange:

(1)	Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund for Class A shares of a Category III AIM fund after February 16, 2003; or

(2)	Class A shares of a Category III AIM fund for Class A shares of another Category III AIM fund after February 16, 2003.

For shares purchased prior to November 15, 2001, you may not exchange:

(1)	Class A shares of Category I or II AIM funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2)	Class A shares of Category III AIM funds purchased at net asset value for Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund;

(3)	AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM fund;

(4)	AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund that are subject to a CDSC; or

(5)	on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1)	Class A shares of Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2)	Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

(3)	AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM fund or for Class A shares of any AIM fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund.

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Exchange Conditions

The following conditions apply to all exchanges:

■	You must meet the minimum purchase requirements for the AIM fund into which you are exchanging;

■	Shares of the AIM fund you wish to acquire must be available for sale in your state of residence;

■	Exchanges must be made between accounts with identical registration information;

■	The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

■	Shares must have been held for at least one day prior to the exchange; and

■	If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

Terms of Exchange

Under unusual market conditions, an AIM fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM funds or the distributor may modify or terminate this privilege at any time. The AIM fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

By Mail

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM funds from which and into which the exchange is to be made.

By Telephone

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

By Internet

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

Exchanging Class B, Class C and Class R Shares

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

Each AIM fund and its agents reserve the right at any time to:

•	reject or cancel all or any part of any purchase or exchange order;
•	modify any terms or conditions of purchase of shares of any AIM fund;
•	reject or cancel any request to establish the Systematic Purchase Plan and Systematic Redemption Plan options on the same account; or
•	suspend, change or withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

Determination of Net Asset Value

The price of each AIM fund’s shares is the fund’s net asset value per share. The AIM funds value portfolio securities for which market quotations are readily available at market value. The AIM funds’ short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

The AIM funds value all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the AIM funds’ shares are determined as of the close of the respective markets. Events affecting the values of such securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the AIM fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of the effect that the development/event has actually

MCF—11/04—A

A-12

THE AIM FUNDS

caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because some of the AIM funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM funds do not price their shares, the value of those funds’ assets may change on days when you will not be able to purchase or redeem fund shares.

Each AIM fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

Timing of Orders

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM fund during the prior year.

Any long-term or short-term capital gains realized from redemptions of AIM fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

Investors in tax-exempt funds should read the information under the heading “Other Information — Special Tax Information Regarding the Fund” in their prospectus.

The foreign, state and local tax consequences of investing in AIM fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

MCF—11/04—A

A-13

Obtaining Additional Information

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the Funds and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the Funds’ investments. The Funds’ annual report also discusses the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year. Beginning with fiscal periods ending after July 9, 2004, the Funds also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this Fund, another fund in The AIM Family of Funds® or your account, or wish to obtain free copies of the

Funds’ current SAI or annual or semiannual reports, please contact us

You also can review and obtain copies of the Fund’s SAI, financial reports, the Funds’ Forms N-Q and other information at the SEC’s Public Reference Room in Washington, D.C.; on the EDGAR database on the SEC’s internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC’s Public Reference Room, Washington, D.C. 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

AIM Dynamics Fund

AIM Small Company Growth Fund

AIM S&P 500 Index Fund

SEC 1940 Act file number: 811-1474

By Mail:	AIM Investment Services, Inc. P. O. Box 4739 Houston, TX 77210-4739

By Telephone:	(800) 959-4246

On the Internet:	You can send us a request by e-mail or download prospectuses, annual or semiannual reports via our website: http://www.aiminvestments.com

The Funds’ most recent portfolio holdings, as filed on Form N-Q, are also available at www.aiminvestments.com.

AIMinvestments.com	I-STO-PRO-1

PROSPECTUS | November 19, 2004

AIM DYNAMICS FUND —  INSTITUTIONAL CLASS

A no-load class of shares of a mutual fund designed for investors seeking long-term capital growth.

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

The Securities and Exchange Commission has not approved or disapproved the shares of the Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.

AIM STOCK FUNDS

A I M Advisors, Inc. (“AIM” or the “Advisor”) is the investment advisor for the Fund. On November 25, 2003, a series portfolio of AIM Stock Funds, Inc., a Maryland corporation (the “Company”), was redomesticated as the Fund, which is a series portfolio of AIM Stock Funds, a Delaware statutory trust. Prior to November 25, 2003, INVESCO Funds Group, Inc. (“INVESCO”) served as the investment advisor for the series portfolio of the Company.

This Prospectus contains important information about the Fund’s Institutional Class shares, which are offered only to institutional investors and qualified retirement plans. The Fund also offers one or more additional classes of shares through a separate prospectus. Each of the Fund’s classes has varying expenses, with resulting effects on their performance. You can choose the class of shares that is best for you, based on how much you plan to invest and other relevant factors discussed in “How To Buy Shares.” To obtain additional information about other classes of shares, contact AIM Distributors, Inc. (“ADI”) at 1-800-347-4246.

This Prospectus will tell you more about:

Investment Goals & Strategies
Potential Investment Risks
Past Performance

Investment Goals, Strategies, and Risks

FOR MORE DETAILS ABOUT THE FUND’S CURRENT INVESTMENTS AND MARKET OUTLOOK, PLEASE SEE THE MOST RECENT ANNUAL OR SEMIANNUAL REPORT.

The Fund seeks long-term capital growth. It is actively managed. The Fund invests primarily in equity securities and equity-related instruments that the Advisor believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities.

The Fund normally invests at least 65% of its net assets in common stocks of mid-sized companies. The Fund considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell MidCap® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell MidCap® Index measures the performance of the 800 companies with the lowest market capitalization in the Russell 1000® Index. The Russell 1000® Index is a widely recognized, unmanaged index of common stocks of the 1000 largest companies in the Russell 3000® Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization. The Fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation. The Fund also has the flexibility to invest in other types of securities including preferred stocks, convertible securities, and bonds.

The core of the Fund’s portfolio is invested in securities of established companies that are leaders in attractive growth markets with a history of strong returns. The remainder of the portfolio is invested in securities of companies that show accelerating growth, driven by product cycles, favorable industry or sector conditions, and other factors that the Advisor believes will lead to rapid sales or earnings growth.

At the Advisor, growth investing starts with research from the “bottom up”, and focuses on company fundamentals and growth prospects.

We seek securities for the Fund that meet the following standards:

■	Exceptional growth: The markets and industries they represent are growing significantly faster than the economy as a whole.
■	Leadership: They are leaders — or emerging leaders — in these markets, securing their positions through technology, marketing, distribution or some other innovative means.
■	Financial validation: Their returns — in the form of sales unit growth, rising operating margins, internal funding and other factors — demonstrate exceptional growth and leadership.

Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company’s growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style.

The Fund’s strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company’s securities, and general market and monetary conditions. Consequently, the Fund’s investments may be bought and sold relatively frequently.

2

While the Fund generally invests in mid-sized companies, the Fund sometimes invests in the securities of smaller companies. The prices of these mid-size and small company securities tend to move up and down more rapidly than the securities prices of larger, more established companies, and the price of Fund shares tends to fluctuate more than it would if the Fund invested in the securities of larger companies.

At any given time, the Fund may be subject to sector risk. Companies that have similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. The Fund is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Fund’s portfolio holdings to a particular economic sector, the Fund’s overall performance will be more susceptible to the economic, business or other developments which generally affect that sector. The Fund can still be diversified, even if it is heavily weighted in one or more sectors.

Other principle risks of investing in the Fund are market, liquidity, counterparty, foreign securities, and lack of timely information risks. These risks are described and discussed later in the Prospectus under the headings “Investment Risks” and “Principal Risks Associated With The Fund.” An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. As with any other mutual fund, there is always a risk that you may lose money on your investment in the Fund.

Fund Performance

The bar chart below shows the Fund’s Institutional Class shares’ actual yearly performance (commonly known as its “total return”) for the years ended December 31 since inception. The table below shows pre-tax and after-tax average annual total returns for various periods ended December 31, 2003.

After-tax returns are provided on a pre-redemption and post-redemption basis. Pre-redemption returns assume you continue to hold your shares and pay taxes on Fund distributions (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon selling or exchanging shares. Post-redemption returns assume payment of taxes on fund distributions and also that you close your account and pay remaining federal taxes. After-tax returns are calculated using the highest individual federal income tax rates in effect at the time the distribution is paid. State and local taxes are not considered. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For investors holding their shares in tax-deferred arrangements such as 401(k) plans or individual retirement accounts, the after-tax returns shown are not relevant.

The information in the bar chart and table illustrates the variability of the Fund’s Institutional Class shares’ total return. The table shows the Fund’s performance compared to a broad-based securities market index, a style specific index and a peer group index. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below. Remember, past performance (before and after taxes) does not indicate how a Fund will perform in the future.

DYNAMICS FUND — INSTITUTIONAL CLASS ACTUAL ANNUAL TOTAL RETURN[1,2]

Best Calendar Qtr. 12/01 30.80% Worst Calendar Qtr. 9/01 (34.91%)

3

	AVERAGE ANNUAL TOTAL RETURN
(for the period ended December 31, 2003)	1 YEAR	SINCE INCEPTION
Dynamics Fund - Institutional Class[1]
Return Before Taxes	38.75%	(12.49%)[3]
Return After Taxes on Distributions	38.75	(12.51)[3]
Return After Taxes on Distributions and Sale of Fund Shares	25.19	(10.31)[3]
S&P 500 Index[4] (reflects no deduction for fees, expenses, or taxes)	28.67	(5.19)[3]
S&P MidCap 400 Index[5] (reflects no deduction for fees, expenses, or taxes)	35.62	(6.68)[3]
Russell Midcap Growth Index[6] (reflects no deduction for fees, expenses, or taxes)	42.71	(8.76)[3]
Lipper Mid-Cap Growth Fund Index[7] (reflects no deduction for fees, expenses, or taxes)	35.42	(9.10)[3]

[1]	Total return figures include reinvested dividends and capital gain distributions and the effect of the Institutional Class expenses.
[2]	Return before taxes for Institutional Class shares of the Fund year-to-date as of the calendar quarter ended September 30, 2004 was (0.94%).
[3]	Since inception of Institutional Class shares on May 22, 2000. Index comparison begins on May 31, 2000.
[4]	The Standard and Poor’s 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. The Fund has elected to use the S&P 500 Index as its broad-based index rather than the S&P Mid Cap 400 Index because the Standard & Poor’s 500 Index is a more widely recognized gauge of U.S. stock market performance. The Fund has also included the Russell Midcap Growth Index, which the Fund believes more closely reflects the performance of the types of securities in which the Fund invests. In addition, the Lipper Mid-Cap Growth Fund Index (which may or may not include the Fund) is included for comparison to a peer group.
[5]	The S&P MidCap 400 Index is an unmanaged index indicative of domestic mid-capitalization stocks.
[6]	The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.
[7]	The Lipper Mid-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Mid Cap Growth category. These funds typically invest in stocks with market capitalizations between $1 and $5 billion at the time of purchase and have an above-average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Fee Table And Expense Example

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

SHAREHOLDER FEES PAID DIRECTLY FROM YOUR INVESTMENT

You pay no fees to purchase Institutional Class shares of the Fund, to exchange to another AIM Fund, or to sell your shares. Accordingly, no fees are paid directly from your shareholder account.

ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS1

Management Fees	0.49%
Distribution and Service (12b-1) Fees	None
Other Expenses[2]	0.16%

Total Annual Fund Operating Expenses[3,4]	0.65%

[1]	There is no guarantee that actual expenses will be the same as those shown in the table.
[2]	Effective April 1, 2004 the Board of Trustees approved a revised expense allocation methodology for the Fund. Effective July 1, 2004, the Board of Trustees approved an amendment to the administrative services and transfer agency agreements. Other expenses have been restated to reflect these changes.
[3]	The Fund’s Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.65% on Institutional Class shares. In determining the Advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above; (i) interest; (ii) taxes; (iii) dividend expenses on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund’s day-to-day operations), or items designated as such by the Fund’s Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. This expense limitation agreement is in effect through July 31, 2005.
[4]	The Fund’s Advisor has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed above) to 0.95%. This limitation agreement may be modified or discounted upon consultation with the Board of Trustees without further notice to investors. Further, at the direction of the Trustees of the Trust, AMVESCAP PLC has assumed expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM and INVESCO Funds.

4

EXPENSE EXAMPLE

The Example is intended to help you compare the cost of investing in the Institutional Class shares of the Fund to the cost of investing in other mutual funds.

The Example assumes that you invested $10,000 in the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s Institutional Class shares’ operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$66	$208	$362	$810

Investment Risks

BEFORE INVESTING IN THE FUND, YOU SHOULD DETERMINE THE LEVEL OF RISK WITH WHICH YOU ARE COMFORTABLE. TAKE INTO ACCOUNT FACTORS LIKE YOUR AGE, CAREER, INCOME, AND TIME HORIZON.

You should determine the level of risk with which you are comfortable before you invest. The principal risks of investing in any mutual fund, including the Fund, are:

Not Insured. Mutual funds are not insured by the FDIC or any other agency, unlike bank deposits such as CDs or savings accounts.

No Guarantee. No mutual fund can guarantee that it will meet its investment objectives.

Possible Loss Of Investment. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.

Volatility. The price of your mutual fund shares will increase or decrease with changes in the value of the Fund’s underlying investments and changes in the equity markets as a whole.

Not A Complete Investment Plan. An investment in any mutual fund does not constitute a complete investment plan. The Fund is designed to be only a part of your personal investment plan.

Principal Risks Associated With The Fund

You should consider the special risk factors discussed below associated with the Fund’s policies in determining the appropriateness of investing in the Fund. See the Statement of Additional Information for a discussion of additional risk factors.

MARKET RISK

Equity stock prices vary and may fall, thus reducing the value of the Fund’s investments. Certain stocks selected for the Fund’s portfolio may decline in value more than the overall stock market. In general, the securities of large businesses are less volatile than those of mid-size businesses or small businesses.

LIQUIDITY RISK

The Fund’s portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

COUNTERPARTY RISK

This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

FOREIGN SECURITIES RISKS

Investments in foreign and emerging markets carry special risks, including currency, political, regulatory and diplomatic risks.

Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund’s investment in a security valued in the foreign currency, or based on that currency value.

Political Risk. Political actions, events or instability may result in unfavorable changes in the value of a security.

Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.

Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.

5

LACK OF TIMELY INFORMATION RISK

Timely information about a security or its issuer may be unavailable, incomplete or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

Although the Fund generally invests in publicly traded equity securities of growing companies, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund’s principal investment strategy, they may constitute a significant portion of the Fund’s portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

INVESTMENT	RISKS
American Depository Receipts (ADRs)
These are securities issued by U.S. banks that represent shares of foreign corporations held by those banks. Although traded in U.S. securities markets and valued in U.S. dollars, ADRs carry most of the risks of investing directly in foreign securities.	Market, Information, Political, Regulatory, Diplomatic, Liquidity and Currency Risks
Repurchase Agreements
A contract under which the seller of a security agrees to buy it back at an agreed-upon price and time in the future.	Counterparty Risk

Temporary Defensive Positions

When securities markets or economic conditions are unfavorable or unsettled, we might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper or repurchase agreements, even though that is not the normal investment strategy of the Fund. We have the right to invest up to 100% of the Fund’s assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund’s performance could be comparatively lower if it concentrates in defensive holdings.

Fund Management

    INVESTMENT ADVISOR

AIM AND ADI ARE SUBSIDIARIES OF AMVESCAP PLC, AN INTERNATIONAL INVESTMENT MANAGEMENT COMPANY THAT MANAGES MORE THAN $363 BILLION IN ASSETS WORLDWIDE AS OF SEPTEMBER 30, 2004. AMVESCAP IS BASED IN LONDON, WITH MONEY MANAGERS LOCATED IN EUROPE, NORTH AND SOUTH AMERICA, AND THE FAR EAST.

AIM is the investment advisor for the Fund and is responsible for its day-to-day management. AIM is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM supervises all aspects of the Fund’s operations and provides investment advisory services to the Fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the Fund. AIM has acted as an investment advisor since its organization in 1976. Today, AIM, together with its subsidiaries, advises or manages over 200 investment portfolios, encompassing a broad range of investment objectives.

ADI is the Fund’s distributor and is responsible for the sale of the Fund’s shares.

AIM and ADI are subsidiaries of AMVESCAP PLC.

Prior to November 25, 2003, INVESCO served as the investment advisor for the Fund. The following table shows the fee the Fund paid to AIM or INVESCO for its advisory services in the fiscal year ended July 31, 2004.

FUND	ADVISORY FEE AS A PERCENTAGE OF AVERAGE ANNUAL ASSETS UNDER MANAGEMENT
Dynamics Fund	0.49%

6

Portfolio Managers

The Advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the management of the Fund’s portfolio are:

■	Paul J. Rasplicka (lead manager), Senior Portfolio Manager, who has been responsible for the Fund since 2004 and has been associated with the Advisor and/or its affiliates since 1994.

■	Michael Chapman, Portfolio Manager, who has been responsible for the Fund since 2004 and has been associated with the Advisor and/or its affiliates since 2001. From 1999 to 2001, he was an equity analyst with Chase Manhattan Bank. During part of 1999, he was a securities analyst with Gulf Investment Management. From 1995 to 1999, he was a portfolio manager with US Global Investors, Inc.

They are assisted by the Mid Cap Growth & GARP (growth at a reasonable price) Teams. More information on the Fund’s management team may be found on our website (http://www.aiminvestments.com/teams). The website is not a part of this prospectus.

Potential Rewards

NO SINGLE FUND SHOULD REPRESENT YOUR COMPLETE INVESTMENT PROGRAM NOR SHOULD YOU ATTEMPT TO USE THE FUND FOR SHORT-TERM TRADING PURPOSES.

SUITABILITY FOR INVESTORS

Only you can determine if an investment in the Fund is right for you based upon your own economic situation, the risk level with which you are comfortable and other factors. Like most mutual funds, the Fund seeks to provide higher returns than the market or its competitors, but cannot guarantee that performance. The Fund seeks to minimize risk by investing in many different companies in a variety of industries. In general, the Fund is most suitable for investors who:

■	are willing to grow their capital over the long-term (at least five years).
■	understand that shares of the Fund can, and likely will, have daily price fluctuations.
■	are investing through tax-deferred retirement accounts, such as Traditional and Roth Individual Retirement Accounts (“IRAs”), as well as employer-sponsored qualified retirement plans, including 401(k)s and 403(b)s, all of which have longer investment horizons.

You probably do not want to invest in the Fund if you are:

■	primarily seeking current dividend income.
■	unwilling to accept potentially significant changes in the price of Fund shares.
■	speculating on short-term fluctuations in the stock markets.

Share Price

CURRENT MARKET VALUE OF FUND ASSETS + ACCRUED INTEREST AND DIVIDENDS - FUND DEBTS, INCLUDING ACCRUED EXPENSES ÷ NUMBER OF SHARES = YOUR SHARE PRICE (NAV)

Determination of Net Asset Value

The price of the Fund’s shares is the Fund’s net asset value per share. The Fund values portfolio securities for which market quotations are readily available at market value. The Fund’s short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

The Fund values all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the New York Stock Exchange (“NYSE”), events occur that may materially affect the value of the security, the Fund may value the security at its fair value as determined in good faith by or under the supervision of the Fund’s Board of Trustees. The effect of using fair value pricing is that the Fund’s net asset value will include some security prices that are not exclusively determined by the market. Because the Fund may invest in securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the Fund’s assets may change on days when you will not be able to purchase or redeem Fund shares.

The Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. Because the Institutional Class’ expenses vary from other classes of the Fund, NAV is calculated separately for that class.

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Timing of Orders

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The Fund prices purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. The Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

Foreign securities exchanges, which set the prices for foreign securities held by the Fund, are not always open the same days as the NYSE, and may be open for business on days the NYSE is not. For example, Thanksgiving Day is a holiday observed by the NYSE and not by overseas exchanges. In this situation, the Fund would not calculate NAV on Thanksgiving Day (and the advisor would not buy, sell, or exchange shares for you on that day), even though activity on foreign exchanges could result in changes in the value of investments held by the Fund on that day.

Tools Used to Combat Excessive Short-Term Trading Activity

While the Fund provides its shareholders with daily liquidity, its investment program is designed to serve long-term investors. Excessive short-term trading activity in the Fund’s shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of the Fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time. AIM and its affiliates (collectively, the “AIM Affiliates”) currently use the following tools designed to discourage excessive short-term trading in the retail funds within The AIM Family of Funds® (the “AIM Funds”):

■	trade activity monitoring;
■	trading guidelines;
■	redemption fee on trades in certain AIM Funds; and
■	selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the AIM Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s accounts other than exchanges into a money market fund. In making such judgments, the AIM Affiliates seek to act in a manner that they believe is consistent with the best interests of shareholders.

The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If a shareholder exceeds four exchanges out of an AIM Fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and Premier U.S. Government Money Portfolio) per calendar year, or an AIM Fund or ADI determines, in its sole discretion, that a shareholder’s short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) of another AIM Fund.

The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

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REDEMPTION FEE

Certain shareholders may be charged a 2.00% redemption fee if the shareholders redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to AIM S&P 500 Index Fund) shares of certain funds within 30 days of purchase. The AIM Affiliates expect to charge the redemption fee on other classes of shares when the AIM Funds’ transfer agent system has the capability of processing the fee across these other classes. Please see the section entitled “How to Buy Shares — Redemption Fee” for more information.

The ability of an AIM Fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. Additionally, the AIM Affiliates maintain certain retirement plan accounts on a record keeping system that is currently incapable of processing the redemption fee. The provider of this system is working to enhance the system to facilitate the processing of this fee. These are two reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

FAIR VALUE PRICING

The trading hours for most foreign securities end prior to the close of the NYSE, the time the AIM Fund’s net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant change in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the AIM Fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees of the AIM Fund. The overall pricing methodology and pricing services can change from time to time as approved by the Board of Trustees. Please see the section entitled “Share Price” for more information.

Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of excessive short-term trading.

How To Buy Shares

TO BUY SHARES AT THAT DAY’S CLOSING PRICE, YOU MUST CONTACT US BEFORE THE CLOSE OF THE NYSE, NORMALLY, 4:00 P.M. EASTERN TIME.

The Fund offers multiple classes of shares. The chart in this section shows several convenient ways to invest in the Institutional Class shares of the Fund if you invest directly through AIM Investment Services, Inc. (“AIS”).

There is no charge to invest, exchange, or redeem shares when you make transactions directly through AIS. However, if you invest in the Fund through a securities broker or any other third party, you may be charged a commission or transaction fee for purchases of Fund shares.

For all new accounts, please send a completed application form, and specify the Fund or Funds and class or classes of shares you wish to purchase. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA Patriot Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the Fund verify and record your identifying information.

A share of each class represents an identical interest in the Fund and has the same rights, except that each class bears its own distribution and shareholder servicing charges and other expenses. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the service fee, if applicable, and the other expenses payable by that class.

AIS reserves the right to increase, reduce, or waive the Fund’s minimum investment requirements in its sole discretion, if it determines this action is in the best interests of that Fund’s shareholders. AIS also reserves the right in its sole discretion to reject any order to buy Fund shares, including purchases by exchange. If the Fund determines that you have not provided a correct social security or other tax ID number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

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Please remember that if you pay by check, or wire and your funds do not clear, you will be responsible for any related loss to the Fund or AIS. If you are already an AIM Funds shareholder, the Fund may seek reimbursement for any loss from your existing account(s).

Institutional Investors
Minimum Initial Investment	$10,000,000
Minimum Balance	$5,000,000
Minimum Subsequent Investment	$1,000,000

Retirement Plans or Employee Benefit Plans
Minimum Total Plan Assets	$100,000,000
Minimum Initial Investment	$10,000,000
Minimum Balance	$5,000,000
Minimum Subsequent Investment	$1,000,000

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS

The following chart shows several ways to invest in the Fund if you invest directly through AIS.

	OPENING AN ACCOUNT	ADDING TO AN ACCOUNT
Through a Financial Consultant

Contact your financial consultant.

The financial consultant should mail your completed account application to the transfer agent,

AIM Investment Services, Inc.,

P.O. Box 0843,

Houston, TX 77210-0843.

The financial consultant should call the transfer agent at (800) 659-1005 to receive a reference number. Then, use the following wire instructions:

Beneficiary Bank

ABA/Routing #: 113000609

Beneficiary Account Number: 00100366732

Beneficiary Account Name: AIM Investment Services, Inc.

RFB: Fund Name, Reference #

OBI: Your Name, Account #

Same. These shares are offered only to institutional investors and qualified retirement plans. These shares are not available to retail investors. AIS does not accept cash, credit cards, travelers’ cheques, credit card checks, instant loan checks, money orders, or third party checks unless they are from another financial institution related to a retirement plan transfer.
By Telephone	Open your account as described above.	Call the transfer agent at (800) 659-1005 and wire payment for your purchase order in accordance with the wire instructions noted above.

Exchange Policy. You may generally exchange your shares in the Fund for shares of the same class in another AIM Fund on the basis of their respective NAVs at the time of the exchange.

FUND EXCHANGES CAN BE A CONVENIENT WAY FOR YOU TO DIVERSIFY YOUR INVESTMENTS, OR TO REALLOCATE YOUR INVESTMENTS WHEN YOUR OBJECTIVES CHANGE.	Before making any exchange, be sure to review the prospectuses of the funds involved and consider the differences between the funds. Also, be certain that you qualify to purchase certain classes of shares in the new fund. An exchange is the sale of shares from one fund immediately followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, you or your account qualifies as tax-deferred under the Internal Revenue Code). If the shares of the fund you are selling have gone up in value since you bought them, the sale portion of an exchange may result in taxable income to you.

We have the following policies governing exchanges:

■	Both AIM Fund accounts involved in the exchange must be registered in exactly the same name(s) and Social Security or federal tax I.D. number(s).

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■	If you exceed four exchanges out of an AIM Fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and Premier U.S. Government Money Portfolio) per calendar year, or an AIM Fund or ADI determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.
■	Please see the subsection entitled “Tools Used to Combat Excessive Short-Term Trading Activity-Trading Guidelines” for more information.
■	Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or terminate this privilege at any time. The AIM Fund or ADI will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

In addition, the ability to exchange may be temporarily suspended at any time that sales of the AIM Fund into which you wish to exchange are temporarily stopped.

Redemption Fee. You may be charged a 2.00% redemption fee (on total redemption proceeds) if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to AIM S&P 500 Index Fund) shares of the following Funds (either by selling or exchanging to another AIM Fund) within 30 days of their purchase:

AIM Asia Pacific Growth Fund	AIM Global Value Fund
AIM Developing Markets Fund	AIM High Yield Fund
AIM European Growth Fund	AIM International Core Equity Fund
AIM European Small Company Fund	AIM International Emerging Growth Fund
AIM Global Aggressive Growth Fund	AIM International Growth Fund
AIM Global Growth Fund	AIM S&P 500 Index Fund
AIM Global Equity Fund	AIM Trimark Fund

The redemption fee will be paid to the AIM Fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the AIM Fund. The redemption fee is imposed to the extent that the number of AIM Fund shares you redeem exceeds the number of AIM Fund shares that you have held for more than 30 days. In determining whether the minimum 30 days holding period has been met, only the period during which you have held shares of the AIM Fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

The 2.00% redemption fee will not be charged on transactions involving the following:

1)	total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;
2)	total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;
3)	total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the “Code”) where the systematic capability to process the redemption fee does not exist;
4)	total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the AIM Funds;
5)	total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;
6)	total or partial redemptions of shares acquired through reinvestment of dividends and other distributions; or
7)	redemptions initiated by an AIM Fund.

The AIM Affiliates’ goal is to apply the redemption fee on all classes of shares regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Currently, the redemption fee may be applied on Class A, Investor Class or Institutional Class (applicable only to AIM S&P 500 Index Fund) shares. AIM expects to charge the redemption fee on all other classes of shares when the AIM Fund’s transfer agent system has the capability of processing the fee across these other classes. In addition, AIM intends to develop a plan to encourage brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that

11

are exempt from the redemption fee pursuant to the terms above to modify computer programs to impose the redemption fee or to develop alternate processes to monitor and restrict short-term trading activity in the AIM Funds. Lastly, the provider of AIM’s retirement plan record keeping system is working to enhance the system to facilitate the processing of the redemption fee. Until such computer programs are modified or alternate processes are developed, the AIM Fund’s ability to assess a redemption fee on these types of share classes and accounts is severely limited. These are reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

The AIM Funds have the discretion to waive the 2.00% redemption fee if a fund is in jeopardy of failing the 90% income test or losing its registered investment company qualification for tax purposes.

Choosing a Share Class. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan applicable to the class, if any, (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. Institutional Class shares are intended for use by institutions such as employee benefit plans, retirement plan sponsors and banks acting for themselves or in a fiduciary or similar capacity. Institutional Class shares of the Fund are available for the collective and common trust funds of banks, banks investing for their own accounts and banks investing for the accounts of public entities (e.g., Taft-Hartley funds, states, cities or government agencies) that do not pay commissions or distribution fees.

Your Account Services

AIS PROVIDES YOU WITH SERVICES DESIGNED TO MAKE IT SIMPLE FOR YOU TO BUY, SELL, OR EXCHANGE YOUR SHARES OF ANY INVESCO MUTUAL FUND.

Shareholder Accounts. Unless your account is held at a brokerage firm, AIS maintains your share account, which contains your current Fund holdings. The Fund does not issue share certificates.

Quarterly Investment Summaries. Each calendar quarter, you will receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of your AIM funds.

Transaction Confirmations. You will receive detailed confirmations of individual purchases, exchanges, and sales. If you choose certain recurring transaction plans, your transactions are confirmed on your quarterly Investment Summaries.

Telephone Transactions. You may buy, exchange, and sell Fund shares by telephone, unless you specifically decline these privileges when you fill out the new account Application.

YOU CAN CONDUCT MOST TRANSACTIONS AND CHECK ON YOUR ACCOUNT THROUGH OUR TOLL-FREE TELEPHONE NUMBER. YOU MAY ALSO ACCESS PERSONAL ACCOUNT INFORMATION AT AIM’s WEBSITE, AIMINVESTMENTS.COM.

Unless you decline the telephone transaction privileges, when you fill out and sign the new account Application, a Telephone Transaction Authorization Form, or use your telephone transaction privileges, you lose certain rights if someone gives fraudulent or unauthorized instructions to AIS that result in a loss to you. In general, if AIS has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, AIS is not liable for following telephone instructions that it believes to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

IRAs and Other Retirement Plans. Shares of any AIM mutual fund may be purchased for IRAs and many other types of tax-deferred retirement plans. Please call AIS for information and forms to establish or transfer your existing retirement plan or account.

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How To Sell Shares

The chart in this section shows several convenient ways to sell your Fund shares if you invest directly through AIS. If you invest in the Fund through a securities broker or any other third party, you may be charged a commission or transaction fee for sales of Fund shares. Shares of the Fund may be sold at any time at the next NAV calculated after your request to sell is received by AIS in proper form. Depending on Fund performance, the NAV at the time you sell your shares may be more or less than the price you paid to purchase your shares.

TO SELL SHARES AT THAT DAY’S CLOSING PRICE, YOU MUST CONTACT US BEFORE 4:00 P.M. EASTERN TIME.

If you own shares in more than one Fund, please specify the fund whose shares you wish to sell and specify the class of shares. Remember that any sale or exchange of shares in a non-retirement account will likely result in a taxable gain or loss.

While AIS attempts to process telephone redemptions promptly, there may be times — particularly in periods of severe economic or market disruption — when you may experience delays in redeeming shares by telephone.

AIS usually forwards the proceeds from the sale of fund shares within seven days after we receive your request to sell in proper form. However, payment may be postponed under unusual circumstances — for instance, if normal trading is not taking place on the NYSE, or during an emergency as defined by the Securities and Exchange Commission. If your Fund shares were purchased by a check which has not yet cleared, payment will be made promptly when your purchase check does clear; that can take up to twelve business days.

Although the AIM Funds generally intend to pay redemption proceeds solely in cash, the AIM Funds reserve the right to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

HOW TO REDEEM SHARES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. The following chart shows several ways to sell your Fund shares if you invest directly through AIS.

Through a Financial Consultant

Contact your financial consultant.

Redemption proceeds will be sent in accordance with the wire instructions specified in the account application provided to the transfer agent. The transfer agent must receive your financial intermediary’s call before the close of the customary trading session of the NYSE on days the NYSE is open for business in order to effect the redemption at the day’s closing price.

By Telephone	A person who has been authorized in the account application to effect transactions may make redemptions by telephone. You must call the transfer agent before the close of the customary trading session of the NYSE on days the NYSE is open for business in order to effect the redemption at that day’s closing price.

Taxes

TO AVOID BACKUP WITHHOLDING, BE SURE WE HAVE YOUR CORRECT SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER.

Everyone’s tax status is unique. We manage the Fund in an effort to provide maximum total return to all shareholders of the Fund. The Advisor generally focuses on pre-tax results and ordinarily does not manage the Fund to minimize taxes. We may, nevertheless, take advantage of opportunities to mitigate taxes through management of capital gain and losses.

We encourage you to consult your own tax adviser on the tax impact to you of investing directly or indirectly in the Fund.

The Fund customarily distributes to its shareholders substantially all of its net investment income, net capital gain and net gain from foreign currency transactions, if any. You receive a proportionate part of these distributions, depending on the percentage of the Fund’s shares that you own. These distributions are required under federal tax laws governing mutual funds. It is the intent of the Fund to distribute all investment company taxable income and net capital gain. As a result of this policy and the Fund’s qualification as a regulated investment company, it is anticipated that the Fund will not pay any federal income or excise taxes.

However, unless you are (or your account is) exempt from income taxes, you must include all dividends and capital gain distributions paid to you by the Fund in your taxable income for federal, state, and local income tax purposes. You also may realize capital gains or losses when you sell shares of the Fund at more or less than the price you originally paid. An exchange is treated as a sale, and is a taxable event. Dividends and other distributions usually are taxable whether you receive them in cash or automatically reinvest them in shares of the Fund or other AIM funds.

If you have not provided AIS with complete, correct tax information, the Fund is required by law to withhold from your distributions, and any money that you receive from the sale of shares of the Fund, a backup withholding tax at the rate in effect on the date of the transaction.

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Unless your account is held at a brokerage firm, we will provide you with detailed information every year about your dividends and capital gain distributions. Depending on the activity in your individual account, we may also be able to assist with cost basis figures for shares you sell.

Dividends And Capital Gain Distributions

The Fund earns ordinary or investment income primarily from dividends and interest on its investments. The Fund expects to distribute substantially all of this investment income, less Fund expenses, to shareholders annually. The Fund can make distributions at other times, if it chooses to do so.

NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS ARE DISTRIBUTED TO SHAREHOLDERS AT LEAST ANNUALLY. DISTRIBUTIONS ARE TAXABLE WHETHER REINVESTED IN ADDITIONAL SHARES OR PAID TO YOU IN CASH (EXCEPT FOR TAX-EXEMPT ACCOUNTS.)

The Fund also realizes capital gains or losses when it sells securities in its portfolio for more or less than it had paid for them. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gain, if any, is distributed to shareholders at least annually, usually in December. Dividends and capital gain distributions are paid to you if you hold shares on the record date of the distribution regardless of how long you have held your shares.

Under present federal income tax laws, capital gains may be taxable at different rates, depending on how long the Fund has held the underlying investment. Short-term capital gains which are derived from the sale of assets held one year or less are taxed as ordinary income. Long-

term capital gains which are derived from the sale of assets held for more than one year are taxed at up to the maximum capital gains rate, currently 15% for individuals.

The Fund’s daily NAV reflects all ordinary income and realized capital gains that have not yet been distributed to shareholders. Therefore, the Fund’s NAV will drop by the amount of a distribution, net of market fluctuations, on the day the distribution is declared. If you buy shares of the Fund just before a distribution is declared, you may wind up “buying a distribution.” This means that if the Fund declares a dividend or capital gain distribution shortly after you buy, you will receive some of your investment back as a taxable distribution. Although purchasing your shares at the resulting higher NAV may mean a smaller capital gain or greater loss upon sale of the shares, most shareholders want to avoid the purchase of shares immediately before the distribution record date. However, keep in mind that your basis in the Fund will be increased to the extent such distributions are reinvested in the Fund. If you sell your shares at a loss for tax purposes and then replace those shares with a substantially identical investment either thirty days before or after that sale, the transaction is usually considered a “wash sale” and you will not be able to claim a tax loss at the time of sale. Instead the loss will be deferred to a later date.

Dividends and capital gain distributions paid by the Fund are automatically reinvested in additional Fund shares at the NAV on the ex-distribution date, unless you choose to have them automatically reinvested in the same share class of another AIM fund or paid to you by check or electronic funds transfer. If you choose to be paid by check, the minimum amount of the check must be at least $10; amounts less than that will be automatically reinvested. Dividends and other distributions, whether received in cash or reinvested in additional Fund shares, are generally subject to federal income tax.

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Institutional Class shares of the Fund for the periods of the Fund’s Institutional Class operations. Certain information reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in the Institutional Class shares of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the financial statements, is included in the Fund’s annual report. This report is available without charge by contacting AIM Investment Services, Inc. at the address or telephone number on the back cover of this Prospectus.

	INSTITUTIONAL CLASS
	YEAR ENDED JULY 31,							MAY 22, 2000 (DATE SALES COMMENCED) TO JULY 31,
	2004		2003	2002		2001		2000
Net Asset Value — Beginning of Period	$12.96		$10.88	$17.28		$27.87		$24.29
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	(0.04	)(a)	(0.04)	(0.08	)(a)	(0.07	)(a)	(0.02	)(a)
Net Gains (Losses) on Securities (Both Realized and Unrealized)	1.50		2.12	(6.30)		(10.44)		3.60
Total from Investment Operations	1.46		2.08	(6.38)		(10.51)		3.58
Less Distributions from Net Realized Gains	—		—	(0.02)		(0.08)		—
Net Asset Value — End of Period	$14.42		$12.96	$10.88		$17.28		$27.87

TOTAL RETURN(b)	11.26%		19.12%	(36.95)%		(37.78)%		14.74%

RATIOS/SUPPLEMENTAL DATA
Net Assets — End of Period (000s Omitted)	$12,987		$30,788	$25,133		$11,622		$22,989
Ratio of Expenses to Average Net Assets	0.71	%(c)(d)	0.78%	0.84%		0.77%		0.77	%(e)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.30	)%(c)	(0.34)%	(0.53)%		(0.26)%		(0.22	)%(e)
Portfolio Turnover Rate(f)	95%		91%	81%		55%		75%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year.
(c)	Ratios are annualized and based on average daily net assets of $32,156,927.
(d)	After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.72%.
(e)	Annualized.
(f)	Not annualized for periods less than one year.

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Obtaining Additional Information

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the Fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the Fund’s investments. The Fund’s annual report also discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Beginning with fiscal periods ending after July 9, 2004, the Fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this Fund, another fund in The AIM Family of Funds® or your account, or wish to obtain free copies of the

Fund’s current SAI or annual or semiannual reports, please contact us

You also can review and obtain copies of the Fund’s SAI, financial reports, the Fund’s Forms N-Q and other information at the SEC’s Public Reference Room in Washington, D.C.; on the EDGAR database on the SEC’s internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC’s Public Reference Room, Washington, D.C. 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

AIM Dynamics Fund

SEC 1940 Act file number: 811-1474

By Mail:	AIM Investment Services, Inc. P. O. Box 4739 Houston, TX 77210-4739

By Telephone:	(800) 659-1005

On the Internet:	You can send us a request by e-mail or download prospectuses, annual or semiannual reports via our website: http://www.aiminvestments.com

The Fund’s most recent portfolio holdings, as filed on Form N-Q, are also available at www.aiminvestments.com.

AIMinvestments.com	I-DYN-PRO-2

PROSPECTUS | November 19, 2004

AIM S&P 500 INDEX FUND — INSTITUTIONAL CLASS

A no-load class of shares of a mutual fund designed for investors seeking long-term capital growth.

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

The Securities and Exchange Commission has not approved or disapproved the shares of the Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.

AIM STOCK FUNDS

A I M Advisors, Inc. (“AIM” or the “Advisor”) is the investment advisor for AIM S&P 500 Index Fund (formerly INVESCO S&P 500 Index Fund) (the “Fund”). INVESCO Institutional (N.A.), Inc. (“INVESCO Institutional”) is the sub-advisor for the Fund. On November 25, 2003, a series portfolio of AIM Stock Funds, Inc., a Maryland Corporation (the “Company”), was redomesticated as the Fund, which is a series portfolio of AIM Stock Funds, a Delaware statutory trust. Prior to November 25, 2003, INVESCO Funds Group, Inc. (“INVESCO”) served as the investment advisor for the series portfolio of the Company. INVESCO Institutional is an affiliate of AIM and INVESCO.

This Prospectus contains important information about the Fund’s Institutional Class shares, which are offered only to institutional investors and qualified retirement plans. The Fund also offers one or more additional classes of shares through a separate prospectus. Each of the Fund’s classes has varying expenses, with resulting effects on performance. You can choose the class of shares that is best for you, based on how much you plan to invest and other relevant factors discussed in “How To Buy Shares.” To obtain additional information about other classes of shares, contact A I M Distributors, Inc. (“ADI”) at 1-800-959-4246.

This Prospectus will tell you more about:

Investment Goals & Strategies
Potential Investment Risks
Past Performance

Investment Goals, Strategies, And Risks

FOR MORE DETAILS ABOUT THE FUND’S CURRENT INVESTMENTS AND MARKET OUTLOOK, PLEASE SEE THE MOST RECENT ANNUAL OR SEMIANNUAL REPORT.

The Fund seeks price performance and income comparable to the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500” or “Index”). The Fund invests in the stocks that make up the Index in the same proportions.

The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general stock market performance. S&P’s only relationship to the Advisor is the licensing of certain trademarks and trade names of S&P and the Index, which is determined, composed, and calculated by S&P without regard to the Advisor or the Fund.

The Fund is not actively managed; instead, the Fund seeks to track the performance of the S&P 500. Therefore, when the S&P 500 drops, the value of shares of the Fund drops accordingly. The Fund makes no effort to hedge against price movements in the S&P 500. Because the Fund will incur operating expenses and transaction costs, the Fund’s performance will not track the performance of the S&P 500 exactly.

The Fund is subject to other principal risks such as market, liquidity and counterparty risks. These risks are described and discussed later in the Prospectus under the headings “Investment Risks” and “Principal Risks Associated With The Fund.” An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. As with any mutual fund, there is always a risk that you may lose money on your investment in the Fund.

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Fund Performance

The bar chart below shows the Fund’s Institutional Class shares’ actual yearly performance (commonly known as its “total return”) for the years ended December 31 since inception. The table below shows pre-tax and after-tax average annual total returns for various periods ended December 31, 2003.

After-tax returns are provided on a pre-redemption and post-redemption basis. Pre-redemption returns assume you continue to hold your shares and pay taxes on Fund distributions (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon selling or exchanging shares. Post-redemption returns assume payment of taxes on fund distributions and also that you close your account and pay remaining federal taxes. After-tax returns are calculated using the highest individual federal income tax rates in effect at the time the distribution is paid. State and local taxes are not considered. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For investors holding their shares in tax-deferred arrangements such as 401(k) plans or individual retirement accounts, the after-tax returns shown are not relevant.

The information in the bar chart and table illustrates the variability of the Fund’s Institutional Class shares’ total return. The table shows the Fund’s performance compared to a broad-based securities market index and a peer group index. The indices may not reflect payment of fees, expenses or taxes. Remember, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

S&P 500 INDEX FUND — INSTITUTIONAL CLASS ACTUAL ANNUAL TOTAL RETURN[1,2]

Best Calendar Qtr. 12/98 21.33% Worst Calendar Qtr. 9/02 (17.42%)

	AVERAGE ANNUAL TOTAL RETURN
(for the period ended December 31, 2003)	1 YEAR	5 YEARS	SINCE INCEPTION
S&P 500 Index Fund — Institutional Class[1,2]
Return Before Taxes	27.82%	(1.29%)	3.89%[3]
Return After Taxes on Distributions	27.46	(1.91)	3.26[3]
Return After Taxes on Distributions and Sale of Fund Shares	18.40	(1.41)	3.00[3]
S&P 500 Index[4] (reflects no deduction for fees, expenses, or taxes)	28.67	(0.57)	3.79[3]
Lipper S&P 500 Fund Index[5] (reflects no deduction for fees, expenses, or taxes)	28.25	(0.88)	3.48[3]

[1]	Total return figures include reinvested dividends and capital gain distributions and the effect of the Institutional Class expenses.
[2]	Return before taxes for Institutional Class shares of the Fund year-to-date as of the calendar quarter ended September 30, 2004 was 1.23%.
[3]	Since inception of Institutional Class shares on December 22, 1997. Index comparison begins on December 31, 1997.
[4]	The S&P 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. In addition, the Lipper S&P 500 Fund Index (which may or may not include the fund) is included for comparison to a peer group.
[5]	The Lipper S&P 500 Fund Index is an equally weighted representation of the 30 largest funds within the Lipper S&P 500 category.

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Fee Table And Expense Example

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

SHAREHOLDER FEES PAID DIRECTLY FROM YOUR INVESTMENT

Redemption Fee (as a percentage of amount redeemed)	2.00%[1]
Exchange Fee	2.00%[1]

ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS2

Management Fees	0.25%
Distribution and Service (12b-1) Fees	None
Other Expenses[3]	0.22%

Total Annual Fund Operating Expenses[4]	0.47%

[1]	A 2% fee is charged on redemptions or exchanges of Institutional Class shares held 30 days or less.
[2]	There is no guarantee that actual expenses will be the same as those shown in the table.
[3]	Effective April 1, 2004, the Board of Trustees approved a revised expense allocation methodology for the Fund. Effective July 1, 2004, the Board of Trustees approved an amendment to the administrative services and transfer agency agreements. Other expenses have been restated to reflect these changes.
[4]	The Fund’s Advisor has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 0.35% on Institutional Class shares. In determining the Advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause the Total Annual Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund’s day-to-day operations), or items designated as such by the Fund’s Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. This expense limitation agreement may be modified or discontinued upon consultation with the Board of Trustees without further notice to investors. Further, at the direction of the Trustees of the Trust, AMVESCAP PLC has assumed expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM and INVESCO Funds. Total Annual Fund Operating Expenses restated for those items in Note 3 above and restated for this arrangement was 0.35% for the Institutional Class shares for the year ended July 31, 2004.

EXPENSE EXAMPLE

The Example is intended to help you compare the cost of investing in the Institutional Class shares of the Fund to the cost of investing in other mutual funds.

The Example assumes that you invested $10,000 in the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those period. The Example also assumes that your investment has a 5% return each year and that the Fund’s Institutional Class shares’ operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$48	$151	$263	$591

Investment Risks

You should determine the level of risk with which you are comfortable before you invest. The principal risks of investing in any mutual fund, including the Fund, are:

BEFORE INVESTING IN THE FUND, YOU SHOULD DETERMINE THE LEVEL OF RISK WITH WHICH YOU ARE COMFORTABLE. TAKE INTO ACCOUNT FACTORS LIKE YOUR AGE, CAREER, INCOME AND TIME HORIZON.

Not Insured. Mutual funds are not insured by the FDIC or any other agency, unlike bank deposits such as CDs or savings accounts.

No Guarantee. No mutual fund can guarantee that it will meet its investment objectives.

Possible Loss Of Investment. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.

Volatility. The price of your mutual fund shares will increase or decrease with changes in the value of the Fund’s underlying investments and changes in the equity markets as a whole.

Not A Complete Investment Plan. An investment in any mutual fund does not constitute a complete investment plan. The Fund is designed to be only a part of your personal investment plan.

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Principal Risks Associated With The Fund

You should consider the special risk factors discussed below associated with the Fund’s policies in determining the appropriateness of investing in the Fund. See the Statement of Additional Information for a discussion of additional risk factors.

MARKET RISK

Equity stock prices vary and may fall, thus reducing the value of the Fund’s investments. Certain stocks included in the Fund’s portfolio may decline in value more than the overall stock market.

LIQUIDITY RISK

The Fund’s portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security.

COUNTERPARTY RISK

This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

Although the Fund generally invests in publicly traded equity securities of growing companies, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund’s principal investment strategy, they may constitute a significant portion of the Fund’s portfolio, thereby possibly exposing the Fund and its investors to the following additional risk.

INVESTMENT	RISK
Repurchase Agreement
A contract under which the seller of a security agrees to buy it back at an agreed-upon price and time in the future.	Counterparty Risk

Temporary Defensive Positions

When securities markets or economic conditions are unfavorable or unsettled, we might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper or repurchase agreements, even though that is not the normal investment strategy of the Fund. We have the right to invest up to 100% of the Fund’s assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund’s performance could be comparatively lower if it concentrates in defensive holdings.

Fund Management

INVESTMENT ADVISOR

AIM, INVESCO INSTITUTIONAL AND ADI ARE SUBSIDIARIES OF AMVESCAP PLC, AN INTERNATIONAL INVESTMENT MANAGEMENT COMPANY THAT MANAGES MORE THAN $363 BILLION IN ASSETS WORLDWIDE AS OF SEPTEMBER 30, 2004. AMVESCAP IS BASED IN LONDON, WITH MONEY MANAGERS LOCATED IN EUROPE, NORTH AND SOUTH AMERICA, AND THE FAR EAST

AIM is the investment advisor for the Fund and INVESCO Institutional is the sub-advisor. INVESCO Institutional is an affiliate of AIM. AIM is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM has acted as an investment advisor since its organization in 1976. Today, AIM, together with its subsidiaries, advises or manages over 200 investment portfolios, encompassing a broad range of investment objectives. INVESCO Institutional (N.A.), Inc. —  Structured Products Group is located at 1166 Avenue of the Americas, 27th Floor, New York City, NY 10036. As sub-advisor, INVESCO Institutional is responsible for the Fund’s day-to-day management, including the Fund’s investment decisions and the execution of securities transactions with respect to the Fund.

ADI is the Fund’s distributor and is responsible for the sale of the Fund’s shares.

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AIM, INVESCO Institutional and ADI are subsidiaries of AMVESCAP PLC.

Prior to November 25, 2003, INVESCO served as the investment advisor for the Fund. The following table shows the fee the Fund paid to AIM or INVESCO for its advisory services in the fiscal year ended July 31, 2004.

FUND	ADVISORY FEE AS A PERCENTAGE OF AVERAGE ANNUAL NET ASSETS UNDER MANAGEMENT
S&P 500 Index	0.25%

Portfolio Managers

The individual member(s) of the team who are primarily responsible for the management of the Fund’s portfolio are:

■	Jeremy S. Lefkowitz, Portfolio Manager, who has been responsible for the Fund since 2003. He is head of INVESCO Structured Products Group’s (“SPG”) Portfolio Management Team, which is responsible for the management of all stock selection, tactical asset allocation, and index portfolios. He has been associated with the Advisor and/or its affiliates since 1982.

He is assisted by SPG’s Portfolio Management Team. More information on the Fund’s management team may be found on our website (http://www.aiminvestments.com/teams). The website is not part of this prospectus.

Potential Rewards

NO SINGLE FUND SHOULD REPRESENT YOUR COMPLETE INVESTMENT PROGRAM NOR SHOULD YOU ATTEMPT TO USE THE FUND FOR SHORT-TERM TRADING PURPOSES.

SUITABILITY FOR INVESTORS

Only you can determine if an investment in the Fund is right for you based upon your own economic situation, the risk level with which you are comfortable and other factors. Like most mutual funds, the Fund seeks price performance and income comparable to the Standard & Poor’s 500 Composite Stock Price Index, but cannot guarantee that performance. The Fund seeks to minimize risk by tracking general stock performance. In general, the Fund is most suitable for investors who:

■	are willing to grow their capital over the long term (at least five years).
■	understand that shares of the Fund can, and likely will, have daily price fluctuations.
■	are investing through tax-deferred retirement accounts, such as traditional and Roth Individual Retirement Accounts (“IRAs”), as well as employer-sponsored qualified retirement plans, including 401(k)s and 403(b)s, all of which have longer investment horizons.

You probably do not want to invest in the Fund if you are:

■	primarily seeking current dividend income.
■	unwilling to accept potentially significant changes in the price of Fund shares.
■	speculating on short-term fluctuations in the stock markets.

Share Price

CURRENT MARKET VALUE OF FUND ASSETS + ACCRUED INTEREST AND DIVIDENDS - FUND DEBTS. INCLUDING ACCRUED EXPENSES ÷ NUMBER OF SHARES = YOUR SHARE PRICE (NAV)

Determination of Net Asset Value

The price of the Fund’s shares is the Fund’s net asset value per share. The Fund values portfolio securities for which market quotations are readily available at market value. The Fund’s short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

The Fund values all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the New York Stock Exchange (“NYSE”), events occur that may materially affect the value of the security, the Fund may value the security at its fair value as determined in good faith by or under the supervision of the Fund’s Board of Trustees. The effect of using fair value pricing is that the Fund’s net asset value will

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include some security prices that are not exclusively determined by the market. Because the Fund may invest in securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the Fund’s assets may change on days when you will not be able to purchase or redeem Fund shares.

The Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. Because the Institutional Class’ expenses vary from other classes of the Fund, NAV is calculated separately for that class.

Timing of Orders

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The Fund prices purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. The Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

Tools Used to Combat Excessive Short-Term Trading Activity

While the Fund provides its shareholders with daily liquidity, its investment program is designed to serve long-term investors. Excessive short-term trading activity in the Fund’s shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of the Fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time. AIM and its affiliates (collectively, the “AIM Affiliates”) currently use the following tools designed to discourage excessive short-term trading in the retail funds within The AIM Family of Funds® (the “AIM Funds”):

■	trade activity monitoring;
■	trading guidelines;
■	redemption fee on trades in certain AIM Funds; and
■	selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the AIM Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

Trade Activity Monitoring

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s accounts other than exchanges into a money market fund. In making such judgments, the AIM Affiliates seek to act in a manner that they believe is consistent with the best interests of shareholders.

The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

Trading Guidelines

If a shareholder exceeds four exchanges per calendar year out of an AIM Fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and Premier U.S. Government Money Portfolio), or an AIM Fund or ADI determines, in its sole discretion, that a shareholder’s short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) of another AIM Fund.

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The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

Redemption Fee

Certain shareholders may be charged a 2.00% redemption fee if the shareholders redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to AIM S&P 500 Index Fund) shares of certain funds within 30 days of purchase. The AIM Affiliates expect to charge the redemption fee on other classes of shares when the AIM Fund’s transfer agent system has the capability of processing the fee across these other classes. Please see the section entitled “How to Buy Shares—Redemption Fee” for more information.

The ability of an AIM Fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. Additionally, the AIM Affiliates maintain certain retirement plan accounts on a record keeping system that is currently incapable of processing the redemption fee. The provider of this system is working to enhance the system to facilitate the processing of this fee. These are two reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

Fair Value Pricing

The trading hours for most foreign securities end prior to the close of the NYSE, the time the AIM Fund’s net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant change in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the AIM Fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees of the AIM Fund. The overall pricing methodology and pricing services can change from time to time as approved by the Board of Trustees. Please see the section entitled “Share Price” for more information.

Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of excessive short-term trading.

How To Buy Shares

TO BUY SHARES AT THAT DAY’S CLOSING PRICE, YOU MUST CONTACT US BEFORE THE CLOSE OF THE NYSE, NORMALLY 4:00 P.M. EASTERN TIME.

The Fund offers multiple classes of shares. The chart in this section shows several convenient ways to invest in the Institutional Class shares of the Fund if you invest directly through AIM Investment Services, Inc. (“AIS”), the Fund’s transfer agent.

There is no charge to invest, exchange, or redeem shares when you make transactions directly through AIS. However, upon redemption or exchange of shares held 30 days or less (other than shares acquired through reinvestment of dividends or other distributions), a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be assessed and retained by the Fund for the benefit of the remaining shareholders. If you invest in the Fund through a securities broker or any other third party, you may be charged a commission or transaction fee for purchases of Fund shares.

For all new accounts, please send a completed application form, and specify the Fund or Funds and class or classes of shares you wish to purchase. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA Patriot Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the Fund verify and record your identifying information.

A share of each class represents an identical interest in the Fund and has the same rights, except that each class bears its own distribution and shareholder servicing charges and other expenses. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution or service fee, if applicable, and the other expenses payable by that class.

AIS reserves the right to increase, reduce, or waive the Fund’s minimum investment requirements in its sole discretion, if it determines this action is in the best interests of that Fund’s shareholders. AIS also reserves the right in its sole discretion to reject

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any order to buy Fund shares, including purchases by exchange. If a Fund determines that you have not provided a correct social security or other tax ID number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

Please remember that if you pay by check or wire and your funds do not clear, you will be responsible for any related loss to the Fund or AIS. If you are already an AIM Funds shareholder, the Fund may seek reimbursement for any loss from your existing account(s).

Institutional Investors:
Minimum Initial Investment	$10,000,000
Minimum Balance	$5,000,000
Minimum Subsequent Investment	$1,000,000

Retirement Plans or Employee Benefit Plans:
Minimum Total Plan Assets	$100,000,000
Minimum Initial Investment	$10,000,000
Minimum Balance	$5,000,000
Minimum Subsequent Investment	$1,000,000

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS

The following chart shows several ways to invest in the Fund if you invest directly through AIS.

	OPENING AN ACCOUNT	ADDING TO AN ACCOUNT
Through a Financial Consultant

Contact your financial consultant.

The financial consultant should mail your completed account application to the transfer agent,

AIM Investment Services, Inc.,

P.O. Box 0843,

Houston, TX 77210-0843.

The financial consultant should call the transfer agent at (800) 659-1005 to receive a reference number. Then, use the following wire instructions:

Beneficiary Bank

ABA/Routing #: 113000609

Beneficiary Account Number: 00100366732

Beneficiary Account Name: AIM Investment Services, Inc.

RFB: Fund Name, Reference #

OBI: Your Name, Account #

Same. These shares are offered only to institutional investors and qualified retirement plans. These shares are not available to retail investors. AIS does not accept cash, credit cards, travelers’ cheques, credit card checks, instant loan checks, money orders, or third party checks unless they are from another financial institution related to a retirement plan transfer.
By Telephone	Open your account as described above.	Call the transfer agent at (800) 659-1005 and wire payment for your purchase order in accordance with the wire instructions noted above.

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Exchange Policy. You may generally exchange your shares in the Fund for shares of the same class in another AIM fund on the basis of their respective NAVs at the time of the exchange.

FUND EXCHANGES CAN BE A CONVENIENT WAY FOR YOU TO DIVERSIFY YOUR INVESTMENTS, OR TO REALLOCATE YOUR INVESTMENTS WHEN YOUR OBJECTIVES CHANGE.	Before making any exchange, be sure to review the prospectuses of the funds involved and consider the differences between the funds. Also, be certain that you qualify to purchase certain classes of shares in the new fund. An exchange is the sale of shares from one fund immediately followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, you or your account qualifies as tax-deferred under the Internal Revenue Code). If the shares of the fund you are selling have gone up in value since you bought them, the sale portion of an exchange may result in taxable income to you.

We have the following policies governing exchanges:

■	AIM Fund accounts involved in the exchange must be registered in exactly the same name(s) and Social Security or federal tax I.D. number(s).
■	If you exceed four exchanges out of an AIM Fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and Premier U.S. Government Money Portfolio) per calendar year, or an AIM Fund or ADI determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.
■	Please see the subsection entitled “Tools Used to Combat Excessive Short-Term Trading Activity-Trading Guidelines” for more information.
■	Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or terminate this privilege at any time. The AIM Fund or ADI will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

In addition, the ability to exchange may be temporarily suspended at any time that sales of the AIM Fund into which you wish to exchange are temporarily stopped.

Redemption Fees (S&P 500 Index Fund Only). You may be charged a 2.00% redemption fee (on total redemption proceeds) if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to AIM S&P 500 Index Fund) shares of the following Funds (either by selling or exchanging to another AIM Fund) within 30 days of their purchase:

AIM Asia Pacific Growth Fund AIM Developing Markets Fund AIM European Growth Fund AIM European Small Company Fund AIM Global Aggressive Growth Fund AIM Global Growth Fund AIM Global Equity Fund	AIM Global Value Fund AIM High Yield Fund AIM International Core Equity Fund AIM International Emerging Growth Fund AIM International Growth Fund AIM S&P 500 Index Fund AIM Trimark Fund

The redemption fee will be retained by the AIM Fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the AIM Fund. The redemption fee is imposed to the extent that the number of AIM Fund shares you redeem exceeds the number of AIM Fund shares that you have held for more than 30 days. In determining whether the minimum 30 days holding period has been met, only the period during which you have held shares of the AIM Fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

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The 2.00% redemption fee will not be charged on transactions involving the following:

1)	total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;
2)	total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;
3)	total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the “Code”) where the systematic capability to process the redemption fee does not exist;
4)	total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the AIM Funds;
5)_	total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;
6)	total or partial redemptions of shares acquired through reinvestment of dividends and other distributions; or
7)	redemptions initiated by an AIM Fund.

The AIM Affiliates’ goal is to apply the redemption fee on all classes of shares regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Currently, the redemption fee may be applied on Class A, Investor Class or Institutional Class (applicable only to AIM S&P 500 Index Fund) shares. AIM expects to charge the redemption fee on all other classes of shares when the AIM Fund’s transfer agent system has the capability of processing the fee across these other classes. In addition, AIM intends to develop a plan to encourage brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to the terms above to modify computer programs to impose the redemption fee or to develop alternate processes to monitor and restrict short-term trading activity in the AIM Funds. Lastly, the provider of AIM’s retirement plan record keeping system is working to enhance the system to facilitate the processing of the redemption fee. Until such computer programs are modified or alternate processes are developed, the AIM Fund’s ability to assess a redemption fee on these types of share classes and accounts is severely limited. These are reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

The AIM Funds have the discretion to waive the 2.00% redemption fee if a fund is in jeopardy of failing the 90% income test or losing its registered investment company qualification for tax purposes.

Choosing a Share Class. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan applicable to the class, if any, (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. Institutional Class shares are intended for use by institutions such as employee benefit plans, retirement plan sponsors and banks acting for themselves or in a fiduciary or similar capacity. Institutional Class shares of the Fund are available for the collective and common trust funds of banks, banks investing for their own accounts and banks investing for the accounts of public entities (e.g., Taft-Hartley funds, states, cities, or government agencies) that do not pay commissions or distribution fees.

Your Account Services

Shareholder Accounts. Unless your account is held at a brokerage firm, AIS maintains your share account, which contains your current Fund holdings. The Fund does not issue share certificates.

AIS PROVIDES YOU WITH SERVICES DESIGNED TO MAKE IT SIMPLE FOR YOU TO BUY, SELL, OR EXCHANGE YOUR SHARES OF ANY AIM MUTUAL FUND.

Quarterly Investment Summaries. Each calendar quarter, you receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of your AIM funds.

Transaction Confirmations. You receive detailed confirmations of individual purchases, exchanges, and sales. If you choose certain recurring transaction plans, your transactions are confirmed on your quarterly Investment Summaries.

Telephone Transactions. You may buy, exchange, and sell Fund shares by telephone, unless you specifically decline these privileges when you fill out your new account Application.

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YOU CAN CONDUCT MOST TRANSACTIONS AND CHECK ON YOUR ACCOUNT THROUGH OUR TOLL-FREE TELEPHONE NUMBER. YOU MAY ALSO ACCESS PERSONAL ACCOUNT INFORMATION AT AIM’S WEB SITE, AIMINVESTMENTS.COM.	Unless you decline the telephone transaction privileges, when you fill out and sign the new account Application, a Telephone Transaction Authorization Form, or use your telephone transaction privileges, you lose certain rights if someone gives fraudulent or unauthorized instructions to AIS that result in a loss to you. In general, if AIS has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, AIS is not liable for following telephone instructions that it believes to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

IRAs and Other Retirement Plans. Shares of any AIM mutual fund may be purchased for IRAs and many other types of tax-deferred retirement plans. Please call AIS for information and forms to establish or transfer your existing retirement plan or account.

How To Sell Shares

The chart in this section shows several convenient ways to sell your Fund shares if you invest directly through AIS. If you invest in the Fund through a securities broker or any other third party, you may be charged a commission or transaction fee for sales of Fund shares. Shares of the Fund may be sold at any time at the next NAV calculated after your request to sell is received by AIS in proper form. Depending on Fund performance, the NAV at the time you sell your shares may be more or less than the price you paid to purchase your shares.

TO SELL SHARES AT THAT DAY’S CLOSING PRICE, YOU MUST CONTACT US BEFORE 4:00 P.M. EASTERN TIME

If you own shares in more than one Fund, please specify the fund whose shares you wish to sell and specify the class of shares. Remember that any sale or exchange of shares in a non-retirement account will likely result in a taxable gain or loss.

While AIS attempts to process telephone redemptions promptly, there may be times — particularly in periods of severe economic or market disruption — when you may experience delays in redeeming shares by telephone.

AIS usually forwards the proceeds from the sale of fund shares within seven days after we receive your request to sell in proper form. However, payment may be postponed under unusual circumstances — for instance, if normal trading is not taking place on the NYSE, or during an emergency as defined by the Securities and Exchange Commission. If your Fund shares were purchased by a check which has not yet cleared, payment will be made promptly when your purchase check does clear; that can take up to twelve business days.

Although the AIM Funds generally intend to pay redemption proceeds solely in cash, the AIM Funds reserve the right to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

HOW TO REDEEM SHARES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. The following chart shows several ways to sell your Fund shares if you invest directly through AIS.

Through a Financial Consultant

Contact your financial consultant.

Redemption proceeds will be sent in accordance with the wire instructions specified in the account application provided to the transfer agent. The transfer agent must receive your financial intermediary’s call before the close of the customary trading session of the NYSE on days the NYSE is open for business in order to effect the redemption at the day’s closing price.

By Telephone	A person who has been authorized in the account application to effect transactions may make redemptions by telephone. You must call the transfer agent before the close of the customary trading session of the NYSE on days the NYSE is open for business in order to effect the redemption at that day’s closing price.

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Taxes

Everyone’s tax status is unique. We manage the Fund in an effort to provide maximum total returns to all shareholders of the Fund. We generally focus on pre-tax results and ordinarily do not manage the Fund to minimize taxes.

We may, nevertheless, take advantage of opportunities to mitigate taxes through management of capital gains and losses. We encourage you to consult your own tax adviser on the tax impact to you of investing directly or indirectly in the Fund.

TO AVOID BACKUP WITHHOLDING, BE SURE WE HAVE YOUR CORRECT SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER.	The Fund customarily distributes to its shareholders substantially all of its net investment income, net capital gain and net gain from foreign currency transactions, if any. You receive a proportionate part of these distributions, depending on the percentage of the Fund’s shares that you own. These distributions are required under federal tax laws governing mutual funds. It is the intent of the Fund to distribute all investment company taxable income and net capital gain. As a result of this policy and the Fund’s qualification as a regulated investment company, it is anticipated that the Fund will not pay any federal income or excise taxes.

However, unless you are (or your account is) exempt from income taxes, you must include all dividends and capital gain distributions paid to you by the Fund in your taxable income for federal, state, and local income tax purposes. You also may realize capital gains or losses when you sell shares of the Fund at more or less than the price you originally paid. An exchange is treated as a sale, and is a taxable event. Dividends and other distributions usually are taxable whether you receive them in cash or automatically reinvest them in shares of the Fund or other AIM funds.

If you have not provided AIS with complete, correct tax information, the Fund is required by law to withhold from your distributions, and any money that you receive from the sale of shares of the Fund, a backup withholding tax at the rate in effect on the date of the transaction.

Unless your account is held at a brokerage firm, we will provide you with detailed information every year about your dividends and capital gain distributions. Depending on the activity in your individual account, we may also be able to assist with cost basis figures for shares you sell.

13

Dividends And Capital Gain Distributions

The Fund earns ordinary or investment income primarily from dividends and interest on its investments. The Fund expects to distribute substantially all of this investment income, less Fund expenses, to shareholders quarterly. The Fund can make distributions at other times, if it chooses to do so.

NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS ARE DISTRIBUTED TO SHAREHOLDERS AT LEAST ANNUALLY. DISTRIBUTIONS ARE TAXABLE WHETHER REINVESTED IN ADDITIONAL SHARES OR PAID TO YOU IN CASH (EXCEPT FOR TAX-EXEMPT ACCOUNTS.)

The Fund also realizes capital gains or losses when it sells securities in its portfolio for more or less than it had paid for them. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gain, if any, is distributed to shareholders at least annually, usually in December. Dividends and capital gain distributions are paid to you if you hold shares on the record date of the distribution regardless of how long you have held your shares.

Under present federal income tax laws, capital gains may be taxable at different rates, depending on how long the Fund has held the underlying investment. Short-term capital gains which are derived from the sale of assets held one year or less are taxed as ordinary income. Long-

term capital gains which are derived from the sale of assets held for more than one year are taxed at up to the maximum capital gains rate, currently 15% for individuals.

The Fund’s daily NAV reflects all ordinary income and realized capital gains that have not yet been distributed to shareholders. Therefore, the Fund’s NAV will drop by the amount of a distribution, net of market fluctuations, on the day the distribution is declared. If you buy shares of the Fund just before a distribution is declared, you may wind up “buying a distribution.” This means that if the Fund declares a dividend or capital gain distribution shortly after you buy, you will receive some of your investment back as a taxable distribution. Although purchasing your shares at the resulting higher NAV may mean a smaller capital gain or greater loss upon sale of the shares, most shareholders want to avoid the purchase of shares immediately before the distribution record date. However, keep in mind that your basis in the Fund will be increased to the extent such distributions are reinvested in the Fund. If you sell your shares at a loss for tax purposes and then replace those shares with a substantially identical investment either thirty days before or after that sale, the transaction is usually considered a “wash sale” and you will not be able to claim a tax loss at the time of sale. Instead the loss will be deferred to a later date.

Dividends and capital gain distributions paid by the Fund are automatically reinvested in additional Fund shares at the NAV on the ex-distribution date, unless you choose to have them automatically reinvested in the same share class of another AIM Fund or paid to you by check or electronic funds transfer. If you choose to be paid by check, the minimum amount of the check must be at least $10; amounts less than that will be automatically reinvested. Dividends and other distributions, whether received in cash or reinvested in additional Fund shares, are generally subject to federal income tax.

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Institutional Class shares of the Fund for the past five fiscal years of the Fund’s Institutional Class operations. Certain information reflects financial results for a single Institutional Class share of the Fund share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in Institutional Class shares of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the financial statements, is included in the Fund’s annual report. This report is available without charge by contacting AIM Investment Services, Inc. at the address or telephone number on the back cover of this Prospectus.

	YEAR ENDED JULY 31,
	2004		2003	2002	2001	2000
INSTITUTIONAL CLASS
Net Asset Value — Beginning of Period	$9.97		$9.23	$12.45	$15.07	$14.21
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income	0.13		0.13 (a)	0.08	0.19 (a)	0.15
Net Gains (Losses) on Securities (Both Realized and Unrealized)	1.14		0.78	(3.11)	(2.44)	1.05
Total from Investment Operations	1.27		0.91	(3.03)	(2.25)	1.20
Less Distributions:
Dividends From Net Investment Income	(0.13)		(0.17)	(0.19)	(0.18)	—
Distributions From Net Realized Gains	—		—	—	(0.19)	(0.34)
Total Distributions	(0.13)		(0.17)	(0.19)	(0.37)	(0.34)
Redemption Fees Added to Shares of Beneficial Interest	0.00		0.00	0.00	0.00	0.00
Net Asset Value — End of Period	$11.11		$9.97	$9.23	$12.45	$15.07

TOTAL RETURN(b)	12.77%		9.98%	(24.50)%	(15.09)%	8.47%

RATIOS/SUPPLEMENTAL DATA:
Net Assets — End of Period ($000s Omitted)	$5,325		$4,239	$338	$544	$2,627
Ratio of Expenses to Average Net Assets:
With Fee Waivers and Expense Reimbursements	0.35%	(c)	0.35%	0.35%	0.35%	0.36%
Without Fee Waivers and Expense Reimbursements	0.67%	(c)	2.18%	7.36%	1.84%	1.00%
Ratio of Net Investment Income to Average Net Assets	1.29%	(c)	1.35%	1.15%	1.03%	1.00%
Portfolio Turnover Rate	2%		1%	3%	43%	13%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(c)	Ratios are based on average daily net assets of $4,719,970.

15

Obtaining Additional Information

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the Fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the Fund’s investments. The Fund’s annual report also discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Beginning with fiscal periods ending after July 9, 2004, the Fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this Fund, another fund in The AIM Family of Funds® or your account, or wish to obtain free copies of the

Fund’s current SAI or annual or semiannual reports, please contact us

You also can review and obtain copies of the Fund’s SAI, financial reports, the Fund’s Forms N-Q and other information at the SEC’s Public Reference Room in Washington, D.C.; on the EDGAR database on the SEC’s internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC’s Public Reference Room, Washington, D.C. 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

AIM S&P 500 Index Fund

SEC 1940 Act file number: 811-1474

By Mail:	AIM Investment Services, Inc. P. O. Box 4739 Houston, TX 77210-4739

By Telephone:	(800) 659-1005

On the Internet:	You can send us a request by e-mail or download prospectuses, annual or semiannual reports via our website: http://www.aiminvestments.com

The Fund’s most recent portfolio holdings, as filed on Form N-Q, are also available at www.aiminvestments.com.

AIMinvestments.com	I-SPI-PRO-2

STATEMENT OF ADDITIONAL INFORMATION

AIM STOCK FUNDS

AIM Dynamics Fund - Investor Class, Institutional Class, Class A, B, C, and K

AIM Small Company Growth Fund - Investor Class, Class A, B, C, and K

AIM S&P 500 Index Fund - Investor Class and Institutional Class

Address:	Mailing Address:

11 Greenway Plaza	P.O. Box 4739
Suite 100	Houston, TX 77210-4739
Houston, TX 77046

Telephone:

In continental U.S., call:

1-800-959-4246

November 19, 2004

A prospectus for the Investor Class and, if applicable, Class A, B, C, and K shares of AIM Dynamics, AIM Small Company Growth and AIM S&P 500 Index Fund; a Prospectus for AIM Dynamics Fund - Institutional Class; and a Prospectus for AIM S&P 500 Index Fund - Institutional Class, each dated November 19, 2004, provide the basic information you should know before investing in a Fund. This Statement of Additional Information (“SAI”) is incorporated by reference into the Funds’ Prospectuses; in other words, this SAI is legally part of the Funds’ Prospectuses. Although this SAI is not a prospectus, it contains information in addition to that set forth in the Prospectuses. It is intended to provide additional information regarding the activities and operations of the Funds and should be read in conjunction with the Prospectuses.

You may obtain, without charge, the current Prospectuses, SAI, and annual and semiannual reports of the Funds by writing to AIM Investment Services, Inc. (“AIS”), P.O. Box 4739, Houston, Texas 77210-4739, or by calling 1-800-959-4246. The Prospectus, annual report, and semiannual report of the Investor Class, Class A, B, C, and K shares of the Funds are also available through the AIM website at www.aiminvestments.com.

GENERAL INFORMATION ABOUT THE TRUST

AIM Stock Funds (the “Trust”) was organized as a Delaware statutory trust on July 29, 2003. Pursuant to shareholder approval obtained at a shareholder meeting held on October 21, 2003, each series portfolio of AIM Stock Funds, Inc. (“the Company”) was redomesticated as a new series of the Trust on November 25, 2003. The Company was incorporated under the laws of Maryland as INVESCO Dynamics Fund, Inc. on April 2, 1993. On July 1, 1993, the Company assumed all of the assets and liabilities of Financial Dynamics Fund, Inc. (“FDF”), which was incorporated in Colorado on February 17, 1967. All financial and other information about the Company for period prior to July 1, 1993 related to FDF. On June 26, 1997, the Company changed its name to INVESCO Capital Appreciation Funds, Inc. and designated two series of shares of common stock of the Trust as the INVESCO Dynamics Fund and the INVESCO Growth & Income Fund. On August 28, 1998, the Company changed its name to INVESCO Equity Funds, Inc. On October 29, 1998 the Company changed its name to INVESCO Stock Funds, Inc. On July 15, 1999, the Company assumed all of the assets and liabilities of INVESCO Growth Fund, a series of INVESCO Growth Fund, Inc.; INVESCO Small Company Growth Fund, a series of INVESCO Emerging Opportunity Funds, Inc.; INVESCO S&P 500 Index Fund, a series of INVESCO Specialty Funds, Inc.; and INVESCO Value Equity Fund, a series of INVESCO Value Trust. On November 30, 2002, the Company assumed all of the assets and liabilities of the INVESCO Mid-Cap Growth Fund, a series of INVESCO Counselor Series Funds, Inc. On October 1, 2003, the Company changed its name to AIM Stock Funds, Inc. On October 15, 2004 INVESCO Dynamics Fund, INVESCO Small Company Growth Fund and INVESCO S&P 500 Index Fund changed their names to AIM Dynamics Fund, AIM Small Company Growth Fund and AIM S&P 500 Index Fund, respectively.

The Trust is an open-end, diversified, management investment company currently consisting of four portfolios of investments: AIM Dynamics Fund - Investor Class, Institutional Class, Class A, B, C, and K; AIM MidCap Stock Fund - Investor Class, Institutional Class, Class A, B, C, and K; AIM Small Company Growth Fund - Investor Class, Class A, B, C, and K; AIM S&P 500 Index Fund - Investor Class and Institutional Class (each a “Fund” and collectively, the “Funds”). AIM MidCap Stock Fund has a separate SAI. Additional funds and classes may be offered in the future.

“Open-end” means that each Fund issues an indefinite number of shares which it continuously offers to redeem at net asset value per share (“NAV”). A “management” investment company actively buys and sells securities for the portfolio of each Fund at the direction of a professional manager. Open-end management investment companies (or one or more series of such companies, such as the Funds) are commonly referred to as mutual funds.

Standard & Poor’s, a division of The McGraw-Hill Companies (“S&P”) has no obligation to take the needs of the Funds’ investment advisor, A I M Advisors, Inc. (“AIM” or the “Advisor”) or the owners of the AIM S&P 500 Index Fund (“Index Fund”) into consideration in determining, composing, or calculating the Standard & Poor’s Composite Stock Price Index (“Index”). S&P is not responsible for and has not participated in the determination of the prices and amount of the Index Fund or the timing of the issuance or sale of the Index Fund or in the determination or calculation of the equation by which the Index Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Index Fund.

S&P does not guarantee the accuracy and/or the completeness of the Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Trust, shareholders of the Index Fund or any other person or entity from the use of the Index or any data included therein. S&P makes no express or implied warranty, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

“Standard & Poor’s,” “S&P,” “S&P 500,” “Standard & Poor’s 500,” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advisor and A I M Distributors, Inc. (“AIM Distributors”). The Index Fund is not sponsored, endorsed, sold or promoted by S&P and it makes no representation regarding the advisability of investing in the Index Fund.

Shares Of Beneficial Interest

The Trust is authorized to issue an unlimited number of shares of beneficial interest of each class of shares of each Fund.

Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge or redemption fee) at the option of the shareholder or at the option of the Trust in certain circumstances.

A share of each class of a Fund represents an identical interest in that Fund’s investment portfolio and has the same rights, privileges, and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, conversion features, if any, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the Funds will affect the performance of those classes. Each share of a Fund is entitled to participate equally in dividends for that class, other distributions and the proceeds of any liquidation of a class of that Fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Institutional Class, Investor Class, Class A, B, C, and K shares will differ. All shares of a Fund will be voted together, except that only the shareholders of a particular class of a Fund may vote on matters exclusively affecting that class, such as the terms of a Rule 12b-1 Plan as it relates to the class. All shares issued and outstanding are, and all shares offered hereby when issued will be, fully paid and nonassessable. The Board of Trustees of the Trust (the “Board”) has the authority to designate additional classes of beneficial interest without seeking the approval of shareholders.

Because Class B shares automatically convert to Class A shares at month-end eight years after the date of purchase, the Funds’ distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (“1940 Act”) requires that Class B shareholders must also approve any material increase in distribution fees submitted to Class A shareholders of that Fund. A pro rata portion of shares from reinvested dividends and distributions convert along with the Class B shares.

Shares have no preemptive rights and are freely transferable on the books of each Fund.

All shares of the Trust have equal voting rights based on one vote for each share owned. The Trust is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Trust or as may be required by applicable law or the Trust’s Agreement and Declaration of Trust, the Board will call special meetings of shareholders.

Trustees may be removed by action of the holders of a majority of the outstanding shares of the Trust. The Funds will assist shareholders in communicating with other shareholders as required by the 1940 Act.

Fund shares have noncumulative voting rights, which means that the holders of a majority of the shares of the Trust voting for the election of trustees of the Trust can elect 100% of the trustees if they choose to do so. If that occurs, the holders of the remaining shares voting for the election of trustees will not be able to elect any person or persons to the Board.

Share Certificates. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates.

INVESTMENTS, POLICIES AND RISKS

The principal investments and policies of the Funds are discussed in the Prospectuses of the Funds. The Funds also may invest in the following securities and engage in the following practices.

ADRs and EDRs — American Depositary Receipts, or ADRs, are receipts typically issued by U.S. banks. ADRs are receipts for the shares of foreign corporations that are held by the bank issuing the receipt. An ADR entitles its holder to all dividends and capital gains on the underlying foreign securities, less any fees paid to the bank. Purchasing ADRs gives a Fund the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so. ADRs are bought and sold in U.S. dollars, not foreign currencies. An ADR that is “sponsored” means that the foreign corporation whose shares are represented by the ADR is actively involved in the issuance of the ADR, and generally provides material information about the corporation to the U.S. market. An “unsponsored” ADR program means that the foreign corporation whose shares are held by the bank is not obligated to disclose material information in the United States, and, therefore, the market value of the ADR may not reflect important facts known only to the foreign company. Since they mirror their underlying foreign securities, ADRs generally have the same risks as investing directly in the underlying foreign securities. European Depositary Receipts, or EDRs, are similar to ADRs, except that they are typically issued by European banks or trust companies.

Certificates of Deposit in Foreign Banks and U.S. Branches of Foreign Banks — The Funds may maintain time deposits in and invest in U.S. dollar denominated certificates of deposit (“CDs”) issued by foreign banks and U.S. branches of foreign banks. The Funds limit investments in foreign bank obligations to U.S. dollar denominated obligations of foreign banks which have more than $10 billion in assets, have branches or agencies in the U.S., and meet other criteria established by the Board. Investments in foreign securities involve special considerations. There is generally less publicly available information about foreign issuers since many foreign countries do not have the same disclosure and reporting requirements as are imposed by the U.S. securities laws. Moreover, foreign issuers are generally not bound by uniform accounting and auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Such investments may also entail the risks of possible imposition of dividend withholding or confiscatory taxes, possible currency blockage or transfer restrictions, expropriation, nationalization, or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries.

The Funds may also invest in bankers’ acceptances, time deposits, and certificates of deposit of U.S. branches of foreign banks and foreign branches of U.S. banks. Investments in instruments of U.S. branches of foreign banks will be made only with branches that are subject to the same regulations as U.S. banks. Investments in instruments issued by a foreign branch of a U.S. bank will be made only if the investment risk associated with such investment is the same as that involving an investment in instruments issued by the U.S. parent, with the U.S. parent unconditionally liable in the event that the foreign branch fails to pay on the investment for any reason.

Commercial Paper — Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation’s assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the commercial paper’s creditworthiness. The issuer is directly responsible for payment but the bank “guarantees” that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. AIM will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either in an interest-bearing form or on a discounted basis, with maturities not exceeding 270 days.

Debt Securities — Debt securities include bonds, notes, and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which a Fund has invested. A decline in interest rates tends to increase the market values of debt securities in which a Fund has invested.

Moody’s Investors Service, Inc. (“Moody’s”) and S&P ratings provide a useful guide to the credit risk of many debt securities. The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated debt securities tend to offer higher interest rates. Small Company Growth Fund may invest up to 25% and 5%, respectively, of their respective portfolios in lower-rated debt securities, which are often referred to as “junk bonds.” Increasing the amount of Fund assets invested in unrated or lower-grade straight debt securities may increase the yield produced by a Fund’s debt securities but will also increase the credit risk of those securities. A debt security is considered lower-grade if it is rated Ba or less by Moody’s or BB or less by S&P at the time of purchase. Lower-rated and non-rated debt securities of comparable quality are subject to wider fluctuations in yields and market values than higher-rated debt securities and may be considered speculative. Although a Fund may invest in debt securities assigned lower-grade ratings by S&P or Moody’s, at the time of purchase, the Funds are not permitted to invest in bonds that are in default or are rated CCC or below by S&P or Caa or below by Moody’s or, if unrated, are judged by the Advisor to be of equivalent quality. Debt securities rated lower than B by either S&P or Moody’s are usually considered to be speculative. At the time of purchase, the Advisor will limit Fund investments to debt securities which the Advisor believes are not highly speculative and which are rated at least B by S&P or Caa by Moody’s.

A significant economic downturn or increase in interest rates may cause issuers of debt securities to experience increased financial problems which could adversely affect their ability to pay principal and interest obligations, to meet projected business goals, and to obtain additional financing. These conditions more severely impact issuers of lower-rated debt securities. The market for lower-rated straight debt securities may not be as liquid as the market for higher-rated straight debt securities. Therefore, AIM attempts to limit purchases of lower-rated securities to securities having an established secondary market.

Debt securities rated Caa by Moody’s may be in default or may present risks of non-payment of principal or interest. Lower-rated securities by S&P (categories BB, B, or CCC) include those which are predominantly speculative because of the issuer’s perceived capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds will likely have some quality and protective characteristics, these are usually outweighed by large uncertainties or major risk exposures to adverse conditions.

Although bonds in the lowest investment grade debt category (those rated BBB by S&P, Baa by Moody’s, or the equivalent) are regarded as having adequate capability to pay principal and interest, they have speculative characteristics. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-rated bonds. Lower-rated bonds by Moody’s (categories Ba, B, or Caa) are of poorer quality and also have speculative characteristics. Bonds rated Caa may be in default or there may be present elements of danger with respect to principal or interest. Bonds having equivalent ratings from other rating services will have characteristics similar to those of the corresponding S&P and Moody’s ratings. For a specific description of S&P and Moody’s corporate bond rating categories, please refer to Appendix A.

The Funds, except for S&P 500 Index Fund, may invest in zero coupon bonds and step-up bonds. Zero coupon bonds do not make regular interest payments. Zero coupon bonds are sold at a discount from face value. Principal and accrued discount (representing interest earned but not paid) are paid at maturity in the amount of the face value. Step-up bonds initially make no (or low) cash interest payments but begin paying interest (or a higher rate of interest) at a fixed time after issuance of the bond. The market values of zero coupon and step-up bonds generally fluctuate more in response to changes in interest rates than interest-paying securities of comparable term and quality. A Fund may be required to distribute income recognized on these bonds, even though no cash may be paid to the Fund until the maturity or call date of a bond, in order for the Fund to maintain its qualification as a regulated investment company. These required distributions could reduce the amount of cash available for investment by a Fund.

Domestic Bank Obligations — U.S. banks (including their foreign branches) issue CDs and bankers’ acceptances which may be purchased by the Funds if an issuing bank has total assets in excess of $5 billion and the bank otherwise meets the Funds’ credit rating requirements. CDs are issued against deposits in a commercial bank for a specified period and rate and are normally negotiable. Eurodollar CDs are certificates issued by a foreign branch (usually London) of a U.S. domestic bank, and, as such, the credit is deemed to be that of the domestic bank. Bankers’ acceptances are short-term credit instruments evidencing the promise of the bank (by virtue of the bank’s “acceptance”) to pay at maturity a draft which has been drawn on it by a customer (the “drawer”). Bankers’ acceptances are used to finance the import, export, transfer, or storage of goods and reflect the obligation of both the bank and the drawer to pay the face amount. Both types of securities are subject to the ability of the issuing bank to meet its obligations, and are subject to risks common to all debt securities. In addition, Eurodollar CDs and banker’s acceptances may be subject to foreign currency risk and certain other risks of investment in foreign securities.

Equity Securities — The Funds may invest in common, preferred, and convertible preferred stocks, and securities whose values are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common stocks and preferred stocks represent equity ownership in a corporation. Owners of stock, such as the Funds, share in a corporation’s earnings through dividends which may be declared by the corporation, although the receipt of dividends is not the principal benefit that the Funds seek when they invest in stocks and similar instruments.

Instead, the Funds seek to invest in stocks that will increase in market value and may be sold for more than a Fund paid to buy them. Market value is based upon constantly changing investor perceptions of what the company is worth compared to other companies. Although dividends are a factor in the changing market value of stocks, many companies do not pay dividends, or pay comparatively small dividends. The principal risk of investing in equity securities is that their market values fluctuate constantly, often due to factors entirely outside the control of the Funds or the company issuing the stock. At any given time, the market value of an equity security may be significantly higher or lower than the amount paid by a Fund to acquire it.

Owners of preferred stocks are entitled to dividends payable from the corporation’s earnings, which in some cases may be “cumulative” if prior dividends on the preferred stock have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have a priority on the distribution of assets in the event of the corporation’s liquidation. Preferred stocks may be “participating,” which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The holders of a company’s debt securities generally are entitled to be paid by the company before it pays anything to its stockholders.

Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period. The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer.

The Funds also may purchase convertible securities including convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

A convertible security has an “investment value” which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. It also has a “conversion value,” which is the market value the convertible security would have if it were exchanged for the underlying equity security. Convertible securities may be purchased at varying price levels above or below their investment values or conversion values.

Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security. However, if the conversion value is substantially below the investment value, the market value of the convertible security is governed principally by its investment value. If the conversion value is near or above the investment value, the market value of the convertible security generally will rise above the investment value. In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security’s right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

Sector Risk — Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. If the portfolio managers allocate more of their respective Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to the economic, business or other developments which generally affect that sector.

Eurobonds and Yankee Bonds (All Funds, except S&P 500 Index Fund) — Bonds issued by foreign branches of U.S. banks (“Eurobonds”) and bonds issued by a U.S. branch of a foreign bank and sold in the United States (“Yankee bonds”). These bonds are bought and sold in U.S. dollars, but generally carry with them the same risks as investing in foreign securities.

Foreign Securities — Investments in the securities of foreign companies, or companies that have their principal business activities outside the United States, involve certain risks not associated with investments in U.S. companies. Non-U.S. companies generally are not subject to the same uniform accounting, auditing, and financial reporting standards that apply to U.S. companies. Therefore, financial information about foreign companies may be incomplete, or may not be comparable to the information available on U.S. companies. There may also be less publicly available information about a foreign company.

Although the volume of trading in foreign securities markets is growing, securities of many non-U.S. companies may be less liquid and have greater swings in price than securities of comparable U.S. companies. The costs of buying and selling securities on foreign securities exchanges are generally significantly higher than similar costs in the United States. There is generally less government supervision and regulation of exchanges, brokers, and issuers in foreign countries than there is in the United States. Investments in non-U.S. securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, confiscatory taxation, and imposition of withholding taxes on dividends or interest payments. If it becomes necessary, it may be more difficult for a Fund to obtain or to enforce a judgment against a foreign issuer than against a domestic issuer.

Securities traded on foreign markets are usually bought and sold in local currencies, not in U.S. dollars. Therefore, the market value of foreign securities acquired by a Fund can be affected — favorably or unfavorably — by changes in currency rates and exchange control regulations. Costs are incurred in converting money from one currency to another. Foreign currency exchange rates are determined by supply and demand on the foreign exchange markets. Foreign exchange markets are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors, all of which are outside the control of each Fund. Generally, the Funds’ foreign currency exchange transactions will be conducted on a cash or “spot” basis at the spot rate for purchasing or selling currency in the foreign currency exchange markets.

Futures, Options, and Other Financial Instruments

General. AIM and/or the sub-advisor for AIM S&P 500 Index Fund, INVESCO Institutional (N.A.), Inc. (the “Sub-advisor”) may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of a Fund’s investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). These financial instruments include options, futures contracts (sometimes referred to as “futures”), forward contracts, swaps, caps, floors, and collars (collectively, “Financial Instruments”). The policies in this section do not apply to other types of instruments sometimes referred to as derivatives, such as indexed securities, mortgage-backed and other asset-backed securities, and stripped interest and principal of debt.

Hedging strategies can be broadly categorized as “short” hedges and “long” or “anticipatory” hedges. A short hedge involves the use of a Financial Instrument in order to partially or fully offset potential variations in the value of one or more investments held in a Fund’s portfolio. A long or anticipatory hedge involves the use of a Financial Instrument in order to partially or fully offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. In an anticipatory hedge transaction, the Fund does not already own a corresponding security. Rather, the hedge relates to a security or type of security that the Fund intends to acquire. If the Fund does not eliminate the hedge by purchasing the security as anticipated, the effect on the Fund’s portfolio is the same as if a long position were entered into. Financial Instruments may also be used, in certain circumstances, for investment (e.g., as a substitute for investing in securities).

Financial Instruments on individual securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a Fund already owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge all or a portion of a portfolio against price movements of the securities within a market sector in which the Fund has invested or expects to invest.

The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission (“SEC”), the several exchanges upon which they are traded, and the Commodity Futures Trading Commission (“CFTC”). In addition, the Funds’ ability to use Financial Instruments will be limited by tax considerations. See “Tax Consequences of Owning Shares of a Fund.”

In addition to the instruments and strategies described below, AIM and/or the Sub-advisor may use other similar or related techniques to the extent that they are consistent with a Fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. The Funds’ Prospectuses or SAI will be supplemented to the extent that new products or techniques become employed involving materially different risks than those described below or in the Prospectuses.

Special Risks. Financial Instruments and their use involve special considerations and risks, certain of which are described below.

(1) Financial Instruments may increase the volatility of a Fund. If AIM and/or the Sub-advisor employs a Financial Instrument that correlates imperfectly with a Fund’s investments, a loss could result, regardless of whether or not the intent was to manage risk. In addition, these techniques could result in a loss if there is not a liquid market to close out a position that a Fund has entered.

(2) There might be imperfect correlation between price movements of a Financial Instrument and price movement of the investment(s) being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment(s), the hedge would not be fully successful. This might be caused by certain kinds of trading activity that distorts the normal price relationship between the security being hedged and the Financial Instrument. Similarly, the effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

The Funds are authorized to use options and futures contracts related to securities with issuers, maturities or other characteristics different from the securities in which it typically invests. This involves a risk that the options or futures position will not track the performance of a Fund’s portfolio investments.

The direction of options and futures price movements can also diverge from the direction of the movements of the prices of their underlying instruments, even if the underlying instruments match a Fund’s investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may take positions in options and futures contracts with a greater or lesser face value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.

(3) If successful, the above-discussed hedging strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements of portfolio securities. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because AIM and/or the Sub-advisor projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase would likely be wholly or partially offset by a decline in the value of the short position in the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.

(4) A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the degree of liquidity of the market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(5) As described below, the Funds are required to maintain assets as “cover,” maintain segregated accounts or make margin payments when they take positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If a Fund is unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or segregated accounts or make such payments until the position expired. These requirements might impair a Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

Cover. Positions in Financial Instruments, other than purchased options, expose the Funds to an obligation to another party. A Fund will not enter into any such transaction unless it owns (1) an offsetting (“covered”) position in securities, currencies or other options, futures contracts or forward contracts, or (2)

cash and liquid assets with a value, marked-to-market daily, sufficient to cover its obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid assets as segregated in the prescribed amount as determined daily.

Assets used as cover or held as segregated cannot be sold while the position in the corresponding Financial Instrument is open unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover or to hold as segregated could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options. Each Fund may engage in certain strategies involving options to attempt to manage the risk of its investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). A call option gives the purchaser the right to buy, and obligates the writer to sell the underlying investment at the agreed-upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy the underlying investment at the agreed-upon exercise price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. See “Options on Indexes” below with regard to cash settlement of option contracts on index values.

The purchase of call options can serve as a hedge against a price rise of the underlying security and the purchase of put options can serve as a hedge against a price decline of the underlying security. Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund will be obligated to sell the security or currency at less than its market value.

Writing put options can serve as a limited long or anticipatory hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the security or currency at more than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions. Options that expire unexercised have no value.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option, which is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option, which is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities. Options embody the possibility of large amounts of exposure, which will result in a Fund’s net asset value being more sensitive to changes in the value of the related investment. A Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit from the transaction.

The Funds’ ability to establish and close out positions in options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to the option’s expiration. If a Fund is not able to enter into an offsetting closing transaction on an option it has written, it will be required to maintain the securities subject to the call or the liquid assets underlying the put until a closing purchase transaction can be entered into or the option expires. However, there can be no assurance that such a market will exist at any particular time.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and changes in value depend on changes in the index in question. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, upon exercise of the call, the purchaser will receive from the Fund an amount of cash equal to the positive difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put to deliver to the Fund an amount of cash equal to the positive difference between the exercise price of the put and the closing price of the index times the multiplier. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the positive difference between the exercise price of the put and the closing level of the index times the multiplier.

The risks of purchasing and selling options on indexes may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot fulfill its potential settlement obligations by delivering the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level. As with other kinds of options, a Fund as the call writer will not learn what it has been assigned until the next business day. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because in that case the writer’s obligation is to deliver the underlying security, not to pay its value as of a moment in the past. In contrast, the writer of an index call will be required to pay cash in an amount based on the difference between the closing index value on the exercise date and the exercise price. By the time a Fund learns what it has been assigned, the index may have declined. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund nevertheless will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded.

Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. When a Fund purchases or sells a futures contract, it incurs an obligation respectively to take or make delivery of a specified amount of the obligation underlying the contract at a specified time and price. When a Fund writes an option on a futures contract, it becomes obligated to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, on exercise it assumes a short futures position. If it writes a put, on exercise it assumes a long futures position.

The purchase of futures or call options on futures can serve as a long or an anticipatory hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long or anticipatory hedge.

In addition, futures strategies can be used to manage the “duration” (a measure of anticipated sensitivity to changes in interest rates, which is sometimes related to the weighted average maturity of a portfolio) and associated interest rate risk of a Fund’s fixed-income portfolio. If AIM and/or the Sub-advisor wishes to shorten the duration of a Fund’s fixed-income portfolio (i.e., reduce anticipated sensitivity), the Fund may sell an appropriate debt futures contract or a call option thereon, or purchase a put option on that futures contract. If AIM and/or Sub-advisor wishes to lengthen the duration of a Fund’s fixed-income portfolio (i.e., increase anticipated sensitivity), the Fund may buy an appropriate debt futures contract or a call option thereon, or sell a put option thereon.

At the inception of a futures contract, a Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Initial margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures or written option position varies, a process known as “marking-to-market.” Unlike margin in securities transactions, initial margin on futures contracts and written options on futures contracts does not represent a borrowing on margin, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required to increase the level of initial margin deposits. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities in order to do so at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. However, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to continue to maintain the position being hedged by the futures contract or option or to continue to maintain cash or securities in a segregated account.

To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund’s assets that are at risk in futures contracts, options on futures contracts and currency options.

Risks of Futures Contracts and Options Thereon. The ordinary spreads at a given time between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Due to the possibility of distortion, a hedge may not be successful. Although stock index futures contracts do not require physical delivery, under extraordinary market conditions, liquidity of such futures contracts also could be reduced. Additionally, AIM and/or the Sub-advisor may be incorrect in its expectations as to the extent of various interest rates, currency exchange rates or stock market movements or the time span within which the movements take place.

Index Futures. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of a hedge increases as the composition of a Fund’s portfolio diverges from the index. The price of the index futures may move proportionately more than or less than the price of the securities being hedged. If the price of the index futures moves proportionately less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective. Assuming the price of the securities being hedged has moved in an unfavorable direction, as anticipated when the hedge was put into place, the Fund would be in a better position than if it had not hedged at all, but not as good as if the price of the index futures moved in full proportion to that of the hedged securities. However, if the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by movement of the price of the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge.

Where index futures are purchased in an anticipatory hedge, it is possible that the market may decline instead. If a Fund then decides not to invest in the securities at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Foreign Currency Hedging Strategies—Special Considerations. A Fund may use options and futures contracts on foreign currencies, as mentioned previously, and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund’s securities are denominated or, in certain circumstances, for investment (e.g., as a substitute for investing in securities denominated in foreign currency). Currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated.

A Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, a Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the advisor and/or sub-advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction may be increased when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes, and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts and Foreign Currency Deposits. The Funds may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered. Forward currency contracts are negotiated directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long or anticipatory hedges. For example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contracts may also serve as short hedges. For example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

The Funds may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund’s existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Funds may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if AIM anticipates that there will be a positive correlation between the two currencies.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to segregate cash or liquid assets.

The precise matching of forward currency contract amounts and the value of the securities, dividends, or interest payments involved generally will not be possible because the value of such securities, dividends or interest payments, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Forward currency contracts may substantially change a Fund’s investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as AIM anticipates. There is no assurance that AIM’s and/or the Sub-advisor’s use of forward currency contracts will be advantageous to a Fund or that it will hedge at an appropriate time.

The Funds may also purchase and sell foreign currency and invest in foreign currency deposits. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

Combined Positions. A Fund may purchase and write options or futures in combination with each other, or in combination with futures or forward currency contracts, to manage the risk and return characteristics of its overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs.

Turnover. The Funds’ options and futures activities may affect their turnover rates and brokerage commission payments. The exercise of calls or puts written by a Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Fund may also cause the sale of related investments, increasing turnover. Although such exercise is within the Fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors, and Collars. The Funds are authorized to enter into swaps, caps, floors, and collars. Swaps involve the exchange by one party with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of a cap or a floor entitles the purchaser, to the extent that a specified index exceeds in the case of a cap, or falls below in the case of a floor, a predetermined value, to receive payments on a notional principal amount from the party selling such instrument. A collar combines elements of buying a cap and selling a floor.

HOLDRs — Holding Company Depositary Receipts, or HOLDRs, are trust-issued receipts that represent a Fund’s beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, a Fund’s investment will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

Illiquid Securities (All Funds, except S&P 500 Index Fund) — Securities which do not trade on stock exchanges or in the over-the-counter market, or have restrictions on when and how they may be sold, are generally considered to be “illiquid.” An illiquid security is one that a Fund may have difficulty — or may even be legally precluded from — selling at any particular time. A Fund may invest in illiquid securities, including restricted securities and other investments which are not readily marketable. A Fund will not purchase any such security if the purchase would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of this restriction.

The principal risk of investing in illiquid securities is that a Fund may be unable to dispose of them at the time desired or at a reasonable price. In addition, in order to resell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the security with the SEC, and otherwise obtaining listing on a securities exchange or in the over-the- counter market.

Initial Public Offerings (“IPOs”) — The Funds may invest a portion of their assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund for as long as it has a small asset base. The impact of IPOs on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s total returns. IPOs may not be consistently available to a Fund for investment, particularly as the Fund’s asset base grows. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund’s portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling shares, the Funds may realize taxable gains they will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets, and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Interfund Borrowing and Lending Program — Pursuant to an exemptive order issued by the SEC dated December 21, 1999, a Fund may lend money to, and borrow money for temporary purposes from, other funds advised by the Fund’s investment advisor, AIM (the “AIM Funds”). A Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day’s notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is unavailable, called or not renewed.

Investment Company Securities — To manage their daily cash positions, the Funds may invest in securities issued by other investment companies, including investment companies advised by AIM and its affiliates (pursuant to an exemptive order dated June 9, 1999), that invest in short-term debt securities and seek to maintain a net asset value of $1.00 per share (“money market funds”). The Funds also may invest in Exchange-Traded Funds (“ETFs”). ETFs are investment companies that are registered under the 1940 Act as open-end funds or Unit Investment Trusts (“UITs”). ETFs are based on specific domestic and foreign indices. ETFs shares are sold and redeemed at the net asset value only in large blocks. In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. The 1940 Act limits investments in securities of other investment companies. These limitations include, among others, that, subject to certain exceptions: (i) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) and a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company.

Mortgage-Backed Securities — Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related, and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers, and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. AIM will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Government National Mortgage Association (GNMA). GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly-owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund’s shares. To buy GNMA securities, a Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

Federal National Mortgage Association (FNMA). FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban Development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

Federal Home Loan Mortgage Corporation (FHLMC). FHLMC is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions, and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers, and Other Secondary Market Issuers. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest (“interest only” or “IO” class) while the other class will receive the entire principal (“principal only” or “PO class”). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

Collateralized Mortgage Obligations (CMOs). CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

A Real Estate Mortgage Investment Conduit (“REMIC”) is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and is an investment in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a “tranche,” is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

Risks of Mortgage-Backed Securities. Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social, and other factors, such as the sale of the underlying property, refinancing, or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

Asset-Backed Securities. These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases, and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool in a timely fashion (“liquidity protection”). In addition, asset-backed securities may include insurance, such as guarantees, policies, or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Funds may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Real Estate Investment Trusts - To the extent consistent with their investment objectives and policies, the Funds may invest in securities issued by real estate investment trusts (“REITs”).

REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

To the extent that the Funds have the ability to invest in REITs, a Fund could conceivably own real estate directly as a result of a default on the securities it owns. The Funds, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

In addition to the risks described above, REITs may be affected by any changes in the value of the underlying property in their portfolios. REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs.

Repurchase Agreements — A Fund may enter into repurchase agreements, or “REPOs” on debt securities that the Fund is allowed to hold in its portfolio. This is a way to invest money for short periods. A REPO is an agreement under which the Fund acquires a debt security and then resells it to the seller at an agreed-upon price and date (normally, the next business day). The repurchase price represents an interest rate effective for the short period the debt security is held by the Fund, and is unrelated to the interest rate on the underlying debt security. A repurchase agreement is often considered as a loan collateralized by securities. The collateral securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement. The collateral securities are held by a Fund’s custodian bank until the repurchase agreement is completed.

The Funds may enter into repurchase agreements with financial institutions that are creditworthy under standards established by AIM. AIM and the applicable sub-advisor must use these standards to review the creditworthiness of any financial institution that is a party to a REPO. REPOs maturing in more than seven days are considered illiquid securities. A Fund will not enter into repurchase agreements maturing in more than seven days if as a result more than 15% of the Fund’s net assets would be invested in these repurchase agreements and other illiquid securities.

As noted above, the Funds use REPOs as a means of investing cash for short periods of time. Although REPOs are considered to be highly liquid and comparatively low-risk, the use of REPOs does involve some risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss on the sale of the collateral security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Rule 144A Securities (All Funds, except S&P 500 Index Fund) — A Fund also may invest in securities that can be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). In recent years, a large institutional market has developed for many Rule 144A Securities. Institutional investors generally cannot sell these securities to the general public but instead will often depend on an efficient institutional market in which Rule 144A Securities can readily be resold to other institutional investors, or on an issuer’s ability to honor a demand for repayment.

Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions does not necessarily mean that a Rule 144A Security is illiquid. Institutional markets for Rule 144A Securities may provide both reliable market values for Rule 144A Securities and enable a Fund to sell a Rule 144A investment when appropriate. For this reason, the Board has concluded that if a sufficient institutional trading market exists for a given Rule 144A security, it may be considered “liquid,” and not subject to a Fund’s limitations on investment in restricted securities. The Board has given AIM the day-to-day authority to determine the liquidity of Rule 144A Securities, according to guidelines approved by the Board. The principal risk of investing in Rule 144A Securities is that there may be an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A Security held by a Fund, and the Fund might be unable to dispose of such security promptly or at reasonable prices.

Securities Lending — Each Fund may from time to time loan securities from its portfolio to brokers, dealers and financial institutions to earn income or generate cash for liquidity. When a Fund lends securities it will receive collateral in cash or U.S. Treasury obligations which will be maintained, and with regard to cash, invested, at all times in an amount equal to at least 100% of the current market value of the loaned securities. All such loans will be made according to the guidelines of the SEC and the Board. A Fund may at any time call such loans to obtain the securities loaned. If the borrower of the securities should default on its obligation to return the securities borrowed, the value of the collateral may be insufficient to permit a Fund to reestablish its position by making a comparable investment due to changes in market conditions or a Fund may be unable to exercise certain ownership rights. A Fund will be entitled to earn interest paid upon investment of the cash collateral or to the payment of a premium or fee for the loan. A Fund may pay reasonable fees in connection with such loans, including payments to the borrower and to one or more securities lending agents (each an “Agent”).

AIM provides the following services in connection with the securities lending activities of each Fund: (a) oversees participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assists the Agent in determining which specific securities are available for loan; (c) monitors the Agent’s loan activities to ensure that securities loans are effected in accordance with AIM’s instructions and with procedures adopted by the Board; (d) prepares appropriate periodic reports for, and seeks appropriate approvals from, the Board with respect to securities lending activities; (e) responds to Agent inquiries; and (f) performs such other duties as necessary.

The Funds rely on an exemptive order from the SEC allowing them to invest uninvested cash balances and cash collateral received in connection with securities lending in money market funds that have AIM or an affiliate of AIM as an investment advisor.

Sovereign Debt — In certain emerging countries, the central government and its agencies are the largest debtors to local and foreign banks and others. Sovereign debt involves the risk that the government, as a result of political considerations or cash flow difficulties, may fail to make scheduled payments of interest or principal and may require holders to participate in rescheduling of payments or even to make additional loans. If an emerging country government defaults on its sovereign debt, there is likely to be no legal proceeding under which the debt may be ordered repaid, in whole or in part. The ability or willingness of a foreign sovereign debtor to make payments of principal and interest in a timely manner may be influenced by, among other factors, its cash flow, the magnitude of its foreign reserves, the availability of foreign exchanges on the payment date, the debt service burden to the economy as a whole, the debtor’s then current relationship with the International Monetary Fund and its then current political constraints. Some of the emerging countries issuing such instruments have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance government programs, and may have other adverse social, political, and economic consequences, including effects on the willingness of such countries to service their sovereign debt. An emerging country government’s willingness and ability to make timely payments on its sovereign debt also are likely to be heavily affected by the country’s balance of trade and its access to trade and other international credits. If a country’s exports are concentrated in a few commodities, such country would be more significantly exposed to a decline in the international prices of one or more of such commodities. A rise in protectionism on the part of its trading partners, or unwillingness by such partners to make payment for goods in hard currency, could also adversely affect the country’s ability to export its products and repay its debts. Sovereign debtors may also be dependent on expected receipts from such agencies and others abroad to reduce principal and interest arrearages on their debt. However, failure by the sovereign debtor or other entity to implement economic reforms negotiated with multilateral agencies or others, to achieve specified levels of economic performance, or to make other debt payments when due, may cause third parties to terminate their commitments to provide funds to the sovereign debtor, which may further impair such debtor’s willingness or ability to service its debts.

The Funds may invest in debt securities issued under the “Brady Plan” in connection with restructurings in emerging country debt markets or earlier loans. These securities, often referred to as “Brady Bonds,” are, in some cases, denominated in U.S. dollars and collateralized as to principal by U.S. Treasury zero coupon bonds having the same maturity. At least one year’s interest payments, on a rolling basis, are collateralized by cash or other investments. Brady Bonds are actively traded on an over-the-counter basis in the secondary market for emerging country debt securities. Brady Bonds are lower-rated bonds and highly volatile.

Unseasoned Issuers — The Funds may purchase securities in unseasoned issuers. Securities in such issuers may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

U.S. Government Securities — Each Fund may, from time to time, purchase debt securities issued by the U.S. government. These securities include Treasury bills, notes, and bonds. Treasury bills have a maturity of one year or less, Treasury notes generally have a maturity of one to ten years, and Treasury bonds generally have maturities of more than ten years.

U.S. government debt securities also include securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some obligations of U.S. government agencies, which are established under the authority of an act of Congress, such as GNMA Participation Certificates, are supported by the full faith and credit of the U.S. Treasury. GNMA Certificates are mortgage backed securities representing part ownership of a pool of mortgage loans. These loans issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. The market value of GNMA Certificates is not guaranteed. GNMA Certificates are different from bonds because principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity, as is the case with a bond. GNMA Certificates are called “pass-through” securities because both interest and principal payments (including prepayments) are passed through to the holder of the GNMA Certificate.

Other United States government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by Fannie Mae, a federally chartered private corporation, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so. A Fund will invest in securities of such instrumentalities only when the Advisor and the applicable sub-advisors are satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

When-Issued/Delayed Delivery — The Funds normally buy and sell securities on an ordinary settlement basis. That means that the buy or sell order is sent, and a Fund actually takes delivery or gives up physical possession of the security on the “settlement date,” which is three business days later. However, the Funds also may purchase and sell securities on a when-issued or delayed delivery basis.

When-issued or delayed delivery transactions occur when securities are purchased or sold by a Fund and payment and delivery take place at an agreed-upon time in the future. The Funds may engage in this practice in an effort to secure an advantageous price and yield. However, the yield on a comparable security available when delivery actually takes place may vary from the yield on the security at the time the when-issued or delayed delivery transaction was entered into. When a Fund engages in when-issued and delayed delivery transactions, it relies on the seller or buyer to consummate the sale at the future date. If the seller or buyer fails to act as promised, that failure may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. No payment or delivery is made by a Fund until it receives delivery or payment from the other party to the transaction. However, fluctuation in the value of the security from the time of commitment until delivery could adversely affect a Fund.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by each respective Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of that Fund. As provided in the 1940 Act, a “vote of a majority of the outstanding voting securities of the Fund” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of a particular Fund’s assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by such Fund at the time it purchases any security. Each Fund may not:

1. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or municipal securities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry;

2. with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

3. underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the 1933 Act in connection with the disposition of the Fund’s portfolio securities;

4. borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

5. issue senior securities, except as permitted under the 1940 Act;

6. lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

7. purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments; or

8. purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

9. Each Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by AIM or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies, and limitations as the Fund.

In addition, each Fund has the following non-fundamental policies, which may be changed without shareholder approval:

A. The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (i) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments, (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments.

B. The Fund may borrow money only from a bank or from an open-end management investment company managed by AIM or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of fundamental limitation (4)).

C. The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

D. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act.

E. With respect to fundamental limitation (1), domestic and foreign banking will be considered to be different industries.

F. A Fund may not acquire any securities of registered open-end investment companies or registered unit investment trust in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

In addition, with respect to a Fund that may invest in municipal securities, the following non-fundamental policy applies, which may be changed without shareholder approval:

Each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate “issuer.” When the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by a Fund exceeds 10% of the Fund’s total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity. With respect to a Fund that is not a money market fund, securities issued or guaranteed by a bank or subject to financial guaranty insurance are not subject to the limitations set forth the preceding sentence.

MANAGEMENT OF THE FUNDS

The Investment Advisor and Sub-Advisor

AIM is the investment advisor for each Fund, and INVESCO Institutional (N.A.), Inc. (“INVESCO Institutional”) is the sub-advisor for the S&P 500 Index Fund. On November 25, 2003, the series portfolios of AIM Stock Funds, Inc., a Maryland corporation (the “Company”), were redomesticated as the Funds, which are series of portfolios of AIM Stock Funds, a Delaware statutory trust. Prior to November 25, 2003, INVESCO Funds Group, Inc. (“INVESCO”) served as the investment advisor for each series portfolio of the Company.

AIM, located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, was organized in 1976, and along with its subsidiaries, manages or advises over 200 investment portfolios, encompassing a broad range of investment objectives. AIM is a direct wholly-owned subsidiary of A I M Management Group Inc. (“AIM Management”), a holding company that has been engaged in the financial services business since 1976.

INVESCO Institutional, located at 1166 Avenue of the Americas, 27th Floor, New York City, New York 10036, is responsible for the Funds’ day-to-day management, including the Funds’ investment decisions and the execution of securities transactions with respect to the funds. INVESCO Institutional is an affiliate of INVESCO.

AIM, AIM Management and INVESCO Institutional are each an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly traded holding company. Through its subsidiaries, AMVESCAP PLC engages in the business of investment management on an international basis. AMVESCAP PLC is one of the largest independent investment management businesses in the world, with approximately $363 billion in assets under management as of September 30, 2004.

Investment Advisory Agreement

As investment advisor, AIM supervises all aspects of the Funds’ operations and provides investment advisory services to the Fund. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. The Master Investment Advisory Agreement provides that, in fulfilling its responsibilities, AIM may engage the services of other investment managers with respect to the Funds. The investment advisory services of AIM and the investment sub-advisory services of INVESCO Institutional are not exclusive and AIM and INVESCO Institutional are free to render investment advisory services to others, including other investment companies.

AIM is also responsible for furnishing to the Funds, at AIM’s expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of the Funds’ accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

The Master Investment Advisory Agreement provides that the Funds will pay or cause to be paid all expenses of the Funds not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds’ shareholders.

AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

Pursuant to its investment advisory agreement with the Trust, AIM receives a monthly fee from each Fund calculated at the following annual rates, based on the average daily net assets of the Fund during the year:

Dynamics Fund

•	0.60% on the first $350 million of each Fund’s average net assets;

•	0.55% on the next $350 million of each Fund’s average net assets;

•	0.50% of each Fund’s average net assets from $700 million;

•	0.45% of each Fund’s average net assets from $2 billion;

•	0.40% of each Fund’s average net assets from $4 billion;

•	0.375% of each Fund’s average net assets from $6 billion; and

•	0.35% of each Fund’s average net assets from $8 billion.

Small Company Growth Fund

•	0.75% on the first $350 million of the Fund’s average net assets;

•	0.65% on the next $350 million of the Fund’s average net assets;

•	0.55% of the Fund’s average net assets from $700 million;

•	0.45% of the Fund’s average net assets from $2 billion;

•	0.40% of the Fund’s average net assets from $4 billion;

•	0.375% of the Fund’s average net assets from $6 billion; and

•	0.35% of the Fund’s average net assets from $8 billion.

S&P 500 Index Fund

•	0.25% of the Fund’s average net assets.

The management fees payable by each Fund, the amounts waived by AIM or INVESCO and the net fees paid by each Fund for the fiscal year ended July 31, 2004 are as follows:

	July 31, 2004
	Management Fee Payable	Management Fee Waivers	Net Management Fee Paid
AIM Dynamics Fund	$19,123,794	$91,277	$19,032,517
AIM Small Company Growth Fund	$6,172,816	$19,069	$6,153,747
AIM S&P 500 Index Fund	$579,943	$56,448	$523,495

Prior to November 25, 2003, INVESCO served as investment advisor to the Funds. During the periods ended July 31, 2003 and 2002, the Fund paid INVESCO advisory fees in the dollar amounts shown. If applicable, the advisory fees were offset by credits in the amounts shown below, so that a Fund’s fees were not in excess of the expense limitations shown, which were voluntarily agreed to by the Company and INVESCO. The fee is allocated daily to each class based on the relative proportion of net assets represented by such class.

	Advisory Fee Dollars	Total Expense Reimbursements	Total Expense Limitations
Investor Class

Dynamics Fund
Year Ended July 31, 2003	$17,508,225	$8,960,691	1.20%
Year Ended July 31, 2002	$24,987,474	$1,017,405	1.20%

Small Company Growth Fund
Year Ended July 31, 2003	$5,237,882	$1,319,448	1.50%
Year Ended July 31, 2002	$7,217,490	$0	1.50%

S&P 500 Index Fund
Year Ended July 31, 2003	$384,023	$613,602	0.65%
Year Ended July 31, 2002	$332,992	$474,747	0.65%

Institutional Class

Dynamics Fund
Year Ended July 31, 2003	$133,676	$0	0.95%
Year Ended July 31, 2002	$88,866	$0	0.95%

S&P 500 Index Fund
Year Ended July 31, 2003	$3,313	$24,137	0.35%
Year Ended July 31, 2002	$1,023	$28,777	0.35%

Class A

Dynamics Fund
Year Ended July 31, 2003	$31,256	$0	1.30%[1]
Period Ended July 31, 2002[2]	$2,179	$0	1.80%

Small Company Growth Fund
Year Ended July 31, 2003	$24,755	$0	1.60%[3]
Period Ended July 31, 2002[2]	$2,819	$0	1.75%

Class B

Dynamics Fund
Year Ended July 31, 2003	$3,953	$4,432	1.95%[4]
Period Ended July 31, 2002[2]	$450	$0	2.35%

Small Company Growth Fund
Year Ended July 31, 2003	$1,459	$3,770	2.25%[5]
Period Ended July 31, 2002[2]	$84	$0	2.65%

	Advisory Fee Dollars	Total Expense Reimbursements	Total Expense Limitations
Class C

Dynamics Fund
Year Ended July 31, 2003	$77,150	$169,045	1.95%
Year Ended July 31, 2002	$133,005	$56,491	1.95%

Small Company Growth Fund
Year Ended July 31, 2003	$26,467	$49,264	2.25%
Year Ended July 31, 2002	$20,149	$14,378	2.25%

Class K

Dynamics Fund
Year Ended July 31, 2003	$203,595	$82,626	1.40%
Year Ended July 31, 2002	$200,382	$0	1.40%

Small Company Growth Fund
Year Ended July 31, 2003	$483,257	$1,020,674	1.70%
Period Ended July 31, 2002[6]	$324,298	$0	1.70%

[1]	Effective August 1, 2002, the Total Expense Limitation was changed to 1.30%.
[2]	For the period April 1, 2002, inception of Class, through July 31, 2002.
[3]	Effective August 1, 2002, the Total Expense Limitation was changed to 1.60%.
[4]	Effective August 1, 2002, the Total Expense Limitation was changed to 1.95%.
[5]	Effective August 1, 2002, the Total Expense Limitation was changed to 2.25%.
[6]	For the period December 17, 2001, inception of Class, through July 31, 2002.

AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds’ detriment during the period stated in the agreement between AIM and the Fund.

AIM has voluntarily agreed to waive a portion of advisory fees payable by the Funds. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of a Fund’s investment of uninvested cash in an Affiliated Money Market Fund. Termination of this agreement requires approval by the Board. See “INVESTMENTS, POLICIES, AND RISKS –Investment Company Securities.”

AIM has contractually agreed each to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Total Annual Fund Operating Expenses (excluding certain items each discussed below) to 1.65% for AIM Dynamics Fund’s Institutional Class shares, and to 1.90%, 2.00%, 2.65%, 2.65% and 2.10% for AIM Dynamics Fund’s and AIM Small Company Growth Fund’s Investor Class, Class A, Class B, Class C and Class K shares, as applicable, respectively. In determining AIM’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Funds’ day-to-day operations), or items designated as such by the Fund’s Board; (v) expenses related to a merger or reorganization, as approved by the Funds’ Board; (vi) expenses that the Funds’ have incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Funds benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by each Fund. This expense limitation agreement is in effect through July 31, 2005.

Securities Lending Arrangements. If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The advisory agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the “agent”) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM’s instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

AIM’s compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

The Sub-Advisory Agreement

AIM has entered into a Master Sub-Advisory Contract with INVESCO Institutional to provide investment sub-advisory services to the AIM S&P 500 Index Fund.

INVESCO Institutional is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). INVESCO Institutional provides investment supervisory services on both discretionary and non-discretionary bases to pension and profit sharing plans, endowments and educational institutions, investment companies, insurance companies, and individuals and personal holding companies.

For the services to be rendered by INVESCO Institutional under its Master Sub-Advisory Contract, AIM will pay to INVESCO Institutional a fee which will be computed daily and paid as of the last day of each month on the basis of the Fund’s daily net asset value, using for each daily calculation the most recently determined net asset value of the Fund. On an annual basis, the sub-advisory fee is equal to 40% of AIM’s compensation of the sub-advised assets per year.

Administrative Services Agreement

AIM and the Trust have entered into a Master Administrative Services Agreement pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to the Fund which are not required to be performed by AIM under the advisory agreement. The Master Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Trust’s Board, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Master Administrative Services Agreement, AIM is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Currently, AIM is reimbursed for the services of the Trust’s principal financial officer and her staff, and any expenses related to fund accounting services.

Administrative Services Fees

INVESCO delegated its duties as administrator of the Funds to AIM pursuant to an agreement dated August 12, 2003.

The Funds paid AIM and INVESCO the following amounts for administrative services for the fiscal year ended July 31, 2004.

Fund Name

AIM Dynamics Fund	$1,698,325
AIM Small Company Growth	419,774
AIM S&P 500 Index Fund	109,879

During the periods ended July 31, 2003 and 2002, each Fund paid the following fees to INVESCO, if applicable, prior to the voluntary absorption of the Fund expenses by INVESCO. The fees were allocated daily to each class based on the relative proportion of net assets represented by such class. To limit expenses, INVESCO had contractually obligated itself to waive fees and bear expenses that would cause the ratio of expenses to average net assets to exceed 2.10% for Class A shares, 2.75% for each of Class B and Class C shares and 2.20% for Class K shares.

Administrative Services
Investor Class

AIM Dynamics Fund
Year Ended July 31, 2003	$1,612,067
Year Ended July 31, 2002	$2,433,155

AIM Small Company Growth Fund
Year Ended July 31, 2003	$359,680
Year Ended July 31, 2002	$518,145

AIM S&P 500 Index Fund
Year Ended July 31, 2003	$79,050
Year Ended July 31, 2002	$69,908

Institutional Class

AIM Dynamics Fund
Year Ended July 31, 2003	$12,307
Year Ended July 31, 2002	$8,601

AIM S&P 500 Index Fund
Year Ended July 31, 2003	$670
Year Ended July 31, 2002	$215

Class A

AIM Dynamics Fund
Year Ended July 31, 2003	$2,877
Period Ended July 31, 2002[1]	$207

Administrative Services
AIM Small Company Growth Fund
Year Ended July 31, 2003	$1,703
Period Ended July 31, 2002[1]	$198

Class B

AIM Dynamics Fund
Year Ended July 31, 2003	$364
Period Ended July 31, 2002[1]	$43

AIM Small Company Growth Fund
Year Ended July 31, 2003	$100
Period Ended July 31, 2002[1]	$6

Class C

AIM Dynamics Fund
Year Ended July 31, 2003	$7,104
Year Ended July 31, 2002	$12,954

AIM Small Company Growth Fund
Year Ended July 31, 2003	$1,817
Year Ended July 31, 2002	$1,446

Class K

AIM Dynamics Fund
Year Ended July 31, 2003	$18,746
Year Ended July 31, 2002	$19,487

AIM Small Company Growth Fund
Year Ended July 31, 2003	$33,194
Period Ended July 31, 20023	$23,237

[1]	For the period April 1, 2002, inception of Class, through July 31, 2002.
[2]	For the period December 17, 2001, inception of Class, through July 31, 2002.

TRUSTEES AND OFFICERS OF THE TRUST

Board of Trustees

The overall management of the business and affairs of the Funds and the Trust is vested in the Board. The Board approves all significant agreements between the Trust, on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the applicable Fund and to the general supervision of the Board. Certain trustees and officers of the Trust are affiliated with AIM and AIM Management, the parent corporation of AIM. All of the Trust’s executive officers hold similar offices with some or all of the other AIM Funds.

Management Information

The trustees and officers of the Trust, their principal occupations during the last five years and certain other information concerning them are set forth in Appendix B.

The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee, the Valuation Committee and the Special Committee Relating to Market Timing Issues.

The current members of the Audit Committee are Bob R. Baker, James T. Bunch, Edward K. Dunn, Jr. (Chair), Lewis F. Pennock, Dr. Larry Soll, Dr. Prema Mathai-Davis and Ruth H. Quigley (Vice Chair). The Audit Committee is responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by the Fund (including monitoring the independence, qualifications and performance of such auditors and resolution of disagreements between the Funds’ management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services; (ii) overseeing the financial reporting process of the Funds; (iii) monitoring the process and the resulting financial statements prepared by management to promote accuracy and integrity of the financial statements and asset valuation; (iv) assisting the Board’s oversight of the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting and independent audits; (v) to the extent required by Section 10A of the Securities Exchange Act of 1934, pre-approving all permissible non-audit services that are provided to the Funds by its independent auditors; (vi) pre-approving, in accordance with Item 2.01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Fund’s independent auditors to the Fund’s investment advisor and certain other affiliated entities; and (vii) to the extent required by Regulation 14A, preparing an audit committee report for inclusion in the Funds’ annual proxy statement. During the fiscal year ended July 31, 2004, the Audit Committee held nine meetings.

The members of the Compliance Committee are Frank S. Bayley, Bruce L. Crockett (Chair), Albert R. Dowden (Vice Chair) and Mr. Dunn. The Compliance Committee is responsible for: (i) recommending to the Board and the dis-interested trustees the appointment, compensation and removal of the Fund’s Chief Compliance Officer; (ii) recommending to the dis-interested trustees the appointment, compensation and removal of the Fund’s Senior Officer appointed pursuant to the terms of an Assurance of Discontinuance from the New York Attorney General that is applicable to AIM and/or INVESCO Funds Group, Inc. (the “Advisors”) (the “Senior Officer”); (iii) recommending to the dis-interested trustees the appointment and removal of the Advisors’ independent Compliance Consultant appointed pursuant to the terms of the Securities and Exchange Commission’s Order Instituting Administrative Proceedings (the “SEC Order”) applicable to the Advisors (the “Compliance Consultant”); (iv) receiving all reports from the Chief Compliance Officer, the Senior Officer and the Compliance Consultant that are delivered between meetings of the Board and that are otherwise not required to be provided to the full Board or to all of the dis-interested trustees; (v) overseeing all reports on compliance matters from the Chief Compliance Officer, the Senior Officer and the Compliance Consultant, and overseeing all reports from the third party retained by the Advisors to conduct the periodic compliance review required by the terms of the SEC Order that are required to be provided to the full Board; (vi) overseeing all of the compliance policies and procedures of the Fund and its service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (vii) risk management oversight with respect to the Fund and, in connection therewith, receiving and overseeing risk management reports from AMVESCAP PLC that are applicable to the Fund or its service providers; and (viii) overseeing potential conflicts of interest that are reported to the Committee by the Advisors, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant. During the fiscal year ended July 31, 2004, the Compliance Committee did not meet.

The members of the Governance Committee are Messrs. S. Bayley, Crockett, Dowden, (Chair), and Jack M. Fields (Vice Chair), Gerald J. Lewis and Louis S. Sklar. The Governance Committee is responsible for: (i) nominating persons who are not interested persons of the Trust for election or appointment: (a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of the Trust at meetings called for the election of trustees; (ii) nominating persons for appointment as members of each committee of the Board, including, without limitation, the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee and the Valuation Committee, and to nominate persons for appointment as chair and vice chair of each such committee; (iii) reviewing from time to time the compensation payable to the trustees and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent trustees and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee and the Compliance Committee of the Trust.

The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended July 31, 2004, the Governance Committee held six meetings.

Notice procedures set forth in the Trust’s bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust’s Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.

The members of the Investments Committee are Messrs. Baker (Vice Chair), Bayley (Chair), Bunch, Crockett, Dowden, Dunn, Fields, Lewis, Pennock, Sklar and Soll, and Carl Frischling, and Dr. Mathai-Davis (Vice Chair) and Miss Quigley (Vice Chair). The Investments Committee is responsible for: (i) overseeing AIM’s investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration. During the fiscal year ended July 31, 2004, the Investments Committee held four meetings.

The members of the Valuation Committee are Messrs. Dunn, and Pennock (Chair) and Soll, and Miss Quigley (Vice Chair). The Valuation Committee is responsible for addressing issues requiring action by the Board in the valuation of the Funds’ portfolio securities that arise during periods between meetings of the Board. During periods between meetings of the Board, the Valuation Committee: (i) receives the reports of AIM’s internal valuation committee requesting pre-approval or approval of any changes to pricing vendors or pricing methodologies as required by AIM’s Procedures for Valuing Securities (Pricing Procedures) (the “Procedures”), and approves changes to pricing vendors and pricing methodologies as provided in the Procedures; (ii) upon request of AIM, assists AIM’s internal valuation committee in resolving particular fair valuation issues; and (iii) receives reports on non-standard price changes on private equities. During the fiscal year ended July 31, 2004, the Valuation Committee did not meet.

The members of the Special Committee Relating to Market Timing Issues are Messrs. Crockett, Dowden, Dunn and Lewis (Chair). The purpose of the Special Committee Relating to Market Timing Issues is to remain informed on matters relating to alleged excessive short term trading in shares of the Fund (“market timing”) and to provide guidance to special counsel for the independent trustees on market timing issues and related matters between meetings of the independent trustees. During the fiscal year ended July 31, 2004, the Special Committee Relating to Market Timing Issues held six meetings.

Trustee Ownership of Fund Shares

The dollar range of equity securities beneficially owned by each trustee (i) in the Fund’s and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex is set forth in Appendix B.

Factors Considered in Approving the Investment Advisory Agreement and Investment Sub-Advisory Agreement

The advisory agreement with AIM (the “Advisory Agreement”) for each Fund and the sub-advisory agreement between AIM and INVESCO Institutional, for AIM S&P 500 Fund (collectively with the Advisory Agreement, the “Advisory Agreements”) were reapproved for the Dynamics Fund, Small Company Growth Fund, and S&P 500 Index Fund by the Trust’s Board at a meeting held on June 7-9, 2004. In evaluating the fairness and reasonableness of the Advisory Agreements, the Board considered a variety of factors for each Fund, as applicable, including: the requirements of each Fund for investment supervisory and administrative services; the quality of the Advisors’ services, including a review of each Fund’s investment performance, if applicable, and the Advisors’ investment personnel; the size of the fees in relationship to the extent and quality of the investment advisory services rendered; fees charged to the Advisors’ other clients; fees charged by competitive investment advisors; the size of the fees in light of services provided other than investment advisory services; the expenses borne by each Fund as a percentage of its assets and in relationship to contractual limitations; any fee waivers (or payments of Fund expenses) by the Advisors; the Advisors’ profitability; the benefits received by the Advisors from its relationship to each Fund, including soft dollar arrangements, and the extent to which each Fund shares in those benefits; the organizational capabilities and financial condition of the Advisors and conditions and trends prevailing in the economy, the securities markets and the mutual fund industry; and the historical relationship between each Fund and the Advisors.

In considering the above factors, the Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, “cash balances”) of each Fund may be invested in money market funds advised by AIM pursuant to the terms of an exemptive order. The Board found that each Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that each Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board further determined that the proposed securities lending program and related procedures with respect to each of the lending Funds is in the best interests of each lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of each lending Fund and its respective shareholders.

After consideration of these factors, the Board found that with respect to each Fund: (i) the services provided to the Fund and its shareholders were adequate; (ii) the Advisory Agreements were fair and reasonable under the circumstances; and (iii) the fees payable under the Advisory Agreements would have been obtained through arm’s length negotiations. The Board therefore concluded that the Advisory Agreements were in the best interests of each Fund and its shareholders and approved the Advisory Agreements.

Compensation

Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a trustee, which consists of an annual retainer component and a meeting fee component.

Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM or INVESCO during the year ended December 31, 2003 is found in Appendix C.

Retirement Plan For Trustees

The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a “Covered Fund”) who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee’s annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of (i) ten or (ii) the number of such trustee’s credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee’s retirement benefits for the same length of time that the trustee would have received based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

Deferred Compensation Agreements

Messrs. Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the “Deferring Trustees”) have each executed a Deferred Compensation Agreement (collectively, the “Compensation Agreements”). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account and deemed to be invested in one or more AIM Funds selected by the Deferring Trustees. Distributions from the Deferring Trustees’ deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee’s retirement benefits commence under the Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee’s termination of service as a trustee of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

Purchases of Class A Shares of the Funds at Net Asset Value

The trustees and other affiliated persons of the Trust may purchase Class A shares of the AIM Funds without paying an initial sales charge. AIM Distributors permits such purchases because there is a reduced sales effort involving sales to such purchasers, thereby resulting in relatively low expenses of distribution.

CODE OF ETHICS

AIM, the Trust, AIM Distributors and INVESCO Institutional (the Sub-Advisor to S&P 500 Index Fund) have each adopted a Code of Ethics governing, as applicable, personal trading activities of all directors/trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by any of the Funds or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading. Personal trading, including personal trading involving securities that may be purchased or held by a Fund, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or her designee and to report all transactions on a regular basis.

PROXY VOTING POLICIES

The Board has with respect to the AIM Dynamics Fund and AIM Small Company Growth Fund delegated responsibility for decisions regarding proxy voting for securities held by the AIM Dynamics Fund and AIM Small Company Growth Fund, to the Funds’ investment advisor and with respect to the S&P 500 Index Fund, to INVESCO Institutional. The investment advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed and approved by the Board, and which are found in Appendix D.

Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of each Fund’s proxy voting record.

Information regarding how the Funds voted proxies related to its portfolio securities during the 12 months ended June 30, 2004 is available at our Web site, http://www.AIMinvestments.com. This information is also available at the SEC Web site, http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Information about the ownership of each class of the Funds’ shares by beneficial or record owners of the Funds and by trustees and officers as a group is found in Appendix E. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to “control” that Fund.

DISTRIBUTION OF SECURITIES

Distributor

The Trust has entered into master distribution agreements, as amended, relating to the Funds (the “Distribution Agreements”) with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of the shares of the Funds. AIM Distributors became the distributor of the Funds effective July 1, 2003. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and offices of the Trust are affiliated with AIM Distributors.

AIM Distributors bears all expenses, including the cost of printing and distributing prospectuses, incident to marketing of the Funds’ shares, except for such distribution expenses as are paid out of Fund assets under the Trust’s Plans of Distribution (each individually a “Plan” and collectively, the “Plans”), which have been adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act.

The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through other broker-dealers with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of any class of the Funds.

Total sales charges (front end and CDSCs) paid to AIM Distributors, in connection with the sale of shares of each class of each Fund and the amount retained by AIM Distributors, for the fiscal year ended July 31, 2004 are listed in the charts below.

The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by AIM Distributors for the fiscal year ended July 31, 2004:

Fund	Sales Charges	Amount Retained
AIM Dynamics Fund	$44,343	$8,292
AIM Small Company Growth Fund	54,797	8,726
AIM S&P 500 Index Fund	N/A	N/A

The following chart reflects the contingent deferred sales charges paid by Class A, Class B, Class C, and Class K shareholders and retained by AIM Distributors for the last three fiscal periods or years ended July 31, 2004:

Fund	Contingent Deferred Sales Charges
AIM Dynamics Fund	$1,252
AIM Small Company Growth Fund	495
AIM S&P 500 Index Fund	N/A

Investor Class. The Trust has adopted a reimbursement-type Amended and Restated Master Distribution Plan – Investor Class pursuant to Rule 12b-1 under the 1940 Act relating to the Investor Class shares of AIM Dynamics Fund and AIM Small Company Growth Fund (the “Reimbursement Investor Class Plan”). Under the Reimbursement Investor Class Plan, Investor Class shares of these Funds pay AIM Distributors an amount necessary to reimburse AIM Distributors for its actual allocated share of expenses incurred pursuant to the Reimbursement Investor Class Plan for the period, up to a maximum annual rate of 0.25% per annum of the average daily net assets attributable to Investor Class shares. These payments permit AIM Distributors, at its discretion, to engage in certain activities and provide services in connection with the distribution of these Funds’ Investor Class shares to investors. Payments by a Fund under the Reimbursement Investor Class Plan, for any month, may be made to reimburse AIM Distributors for permissible activities engaged in and services provided.

The Trust has adopted a compensation-type Amended and Restated Master Distribution Plan – Investor Class pursuant to Rule 12b-1 under the 1940 Act relating to the Investor Class shares of AIM S&P 500 Index Fund (the “Compensation Investor Class Plan”). Under the Compensation Investor Class Plan, Investor Class shares of this Fund will make monthly payments to AIM Distributors computed at an annual rate no greater than 0.25% of average net assets attributable to Investor Class shares. These payments permit AIM Distributors, at its discretion, to engage in certain activities and provide services in connection with the distribution of AIM S&P 500 Index Fund’s Investor Class shares to investors. Payments by AIM S&P 500 Index Fund under the Compensation Investor Class Plan, for any month, may be made to compensate AIM Distributors for permissible activities engaged in and services provided.

Class A. The Trust has adopted an Amended and Restated Master Distribution Plan – Class A pursuant to Rule 12b-1 under the 1940 Act relating to the Class A shares of the Funds (the “Class A Plan”). Under the Class A Plan, Class A shares of the Funds pay compensation to AIM Distributors at an annual rate of 0.35% per annum of the average daily net assets attributable to Class A shares for the purpose of financing any activity which is primarily intended to result in the sale of Class A shares.

The Class A Plan is designed to compensate AIM Distributors, on a monthly basis, for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to financial intermediaries who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Funds. Payment can also be directed by AIM Distributors to financial intermediaries that have entered into service agreements with respect to Class A shares of the Funds and that provide continuing personal services to their customers who own Class A shares of the Funds. The service fees payable to financial intermediaries are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such financial intermediaries’ customers’ accounts.

Of the aggregate amount payable under the Class A Plan, payments to financial intermediaries that provide continuing personal shareholder services to their customers who purchase and own Class A shares of the Funds, in amounts up to 0.25% of the average daily net assets of the Class A shares of each Fund attributable to the customers of such financial intermediaries, are characterized as service fees. Payments to financial intermediaries in excess of such amount and payments to AIM Distributors would be characterized as an asset-based sales charge pursuant to the Class A Plan. The Class A Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Class A shares of a Fund.

Class B. The Trust has adopted an Amended and Restated Master Distribution Plan – Class B pursuant to Rule 12b-1 under the 1940 Act relating to Class B shares of the Funds (the “Class B Plan”). Under the Class B Plan, Class B shares of the Funds pay compensation monthly to AIM Distributors at an annual rate of 1.00% per annum of the average daily net assets attributable to Class B shares for the purpose of financing any activity which is primarily intended to result in the sale of Class B shares. Of such amount, each Fund pays a service fee of 0.25% of the average daily net assets attributable to Class B shares to selected financial intermediaries that have entered into service agreements with respect to Class B shares of the Funds, which furnish continuing personal shareholder services to their customers who purchase and own Class B shares. Any amount not paid as a service fee would constitute an asset-based sales charge pursuant to the Class B Plan. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. The Class B Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Class B shares of a Fund.

The Class B Plan may obligate the Class B shares to continue to make payments to AIM Distributors following termination of the Class B Plan with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors or its predecessor unless there has been a complete termination of the Class B Plan (as defined in such Plan). Additionally, the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan. The contingent deferred sales charge (CDSC) on Class B shares will continue to be applicable even in the event of a complete termination of the Class B Plan (as defined in such Plan).

Class C. The Trust has adopted an Amended and Restated Master Distribution Plan – Class C pursuant to Rule 12b-1 under the 1940 Act relating to the Class C shares of the Funds (the “Class C Plan”). Under the Class C Plan, Class C shares of the Funds pay compensation to AIM Distributors at an annual rate of 1.00% per annum of the average daily net assets attributable to Class C shares for the purpose of financing any activity which is primarily intended to result in the sale of Class C shares. The Class C Plan is designed to compensate AIM Distributors for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected financial intermediaries who have entered into service agreements and furnish continuing personal shareholder services to their customers who purchase and own Class C shares of a Fund.

Of the aggregate amount payable under the Class C Plan, payments to financial intermediaries that provide continuing personal shareholder services to their customers who purchase and own Class C shares of a Fund, in amounts of up to 0.25% of the average daily net assets of the Class C shares of each Fund attributable to the customers of such financial intermediaries, are characterized as a service fee. Payments to financial intermediaries in excess of such amount and payments to AIM Distributors would be characterized as an asset-based sales charge pursuant to the Class C Plan. The Class C Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Class C shares of a Fund.

AIM Distributors may pay sales commissions to financial intermediaries that sell Class C shares of the Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the financial intermediary, and will consist of an asset-based sales charge of 0.75% of the purchase price of Class C shares sold plus an advance of the first year’s service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first thirteen months after they are purchased. The portion of the payments to AIM Distributors under the Class C Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first thirteen months, AIM Distributors will make such payments quarterly to financial intermediaries based on the average net asset value of Class C shares which are attributable to shareholders for whom the financial intermediaries are designated as dealers of record. These commissions are not paid on sales to investors who may not be subject to payment of the CDSC and in circumstances where AIM Distributors grants an exemption on particular transactions. Should the financial intermediary elect to waive the sales commission, the 12b-1 fees will begin to be paid by AIM Distributors to the financial intermediary immediately.

Class K (Dynamics and Small Company Growth Funds). The Trust has adopted an Amended and Restated Master Distribution Plan – Class K pursuant to Rule 12b-1 under the 1940 Act relating to Class K shares (the “Class K Plan”). Under the Class K Plan, Class K shares of the Funds pay compensation to AIM Distributors at an annual rate of 0.45% of average net assets attributable to Class K shares for the purpose of financing any activity which is primarily intended to result in the sale of Class K shares. The Class K Plan is designed to compensate AIM Distributors for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected financial intermediaries who furnish continuing personal shareholder services to their customers who purchase and own Class K shares of a Fund.

Of the aggregate amount payable under the Class K Plan, payments to financial intermediaries that provide continuing personal shareholder services to their customers who purchase and own Class K shares of a Fund may be characterized as a service fee.

All Plans. Activities appropriate for financing under the Plans include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; and supplemental payments to financial institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements.

A significant expenditure under the Plans is compensation paid to securities companies and other financial institutions and organizations, which may include AIM or AIM-affiliated companies, in order to obtain various distribution-related and/or administrative services for the Funds. Each Fund is authorized by a Plan to use its assets to finance the payments made to obtain those services from selected securities companies and other financial institutions and organizations which may enter into agreements with AIM Distributors. Payments will be made by AIM Distributors to financial intermediaries who sell shares of a Fund and may be made to banks, savings and loan associations, and other depository institutions (“Banks”). Although the Glass-Steagall Act limits the ability of certain Banks to act as underwriters of mutual fund shares, the Advisor does not believe that these limitations would affect the ability of such Banks to enter into arrangements with AIM Distributors, but can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with Banks might have to be modified or terminated, and, in that case, the size of the Funds possibly could decrease to the extent that the Banks would no longer invest customer assets in the Funds. Neither the Trust nor its investment advisor will give any preference to Banks or other depository institutions which enter into such arrangements when selecting investments to be made by a Fund. Financial institutions and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class instead of another.

The Funds made payments to AIM Distributors, under the Investor Class, Class A, Class B, Class C, and, if applicable, Class K Plans during the fiscal year ended July 31, 2004, in the following amounts:

Fund	Investor Class	Class A	Class B	Class C	Class K
AIM Dynamics Fund	$9,520,723	$42,055	$21,241	$137,592	$191,240
AIM Small Company Growth Fund	$2,020,562	$21,313	$11,539	$27,833	$509,263
AIM S&P 500 Index Fund[1]	$568,143	N/A	N/A	N/A	N/A

[1]	Classes A, B, C, and K shares are not offered.

For the fiscal year or period ended July 31, 2004, allocation of 12b-1 amounts paid by the Funds for the following categories of expenses were:

An estimate by category of the allocation of actual fees paid by Class A shares of the Funds during the fiscal year ended July 31, 2004 follows:

	Advertising	Printing & Mailing	Seminars	Underwriters Compensation	Dealer Compensation	Sales Personnel Compensation
AIM Dynamics Fund	$2,852	$282	$1,045	-0-	$37,876	-0-
AIM Small Company Growth Fund	-0-	-0-	-0-	-0-	21,314	-0-
AIM S&P Index Fund1	N/A	N/A	N/A	N/A	N/A	N/A

An estimate by category of the allocation of actual fees paid by Class B shares of the Funds during the fiscal year ended July 31, 2004 follows:

	Advertising	Printing & Mailing	Seminars	Underwriters Compensation	Dealer Compensation	Sales Personnel Compensation
AIM Dynamics Fund	$2,340	$514	-0-	$15,931	$2,456	-0-
AIM Small Company Growth Fund	1,127	247	-0-	8,654	1,511	-0-
AIM S&P 500 Index Fund2	N/A	N/A	N/A	N/A	N/A	N/A

An estimate by category of the allocation of actual fees paid by Class C shares of the Funds during the fiscal year ended July 31, 2004 follows:

	Advertising	Printing & Mailing	Seminars	Underwriters Compensation	Dealer Compensation	Sales Personnel Compensation
AIM Dynamics Fund	-0-	-0-	-0-	$14,737	$122,855	-0-
AIM Small Company Growth Fund	$2,094	$460	-0-	7,664	17,615	-0-
AIM S&P 500 Index Fund[3]	N/A	N/A	N/A	N/A	N/A	N/A

An estimate by category of the allocation of actual fees paid by Class K shares of the Funds during the fiscal year ended July 31, 2004 follows:

	Advertising	Printing & Mailing	Seminars	Underwriters Compensation	Dealer Compensation	Sales Personnel Compensation
AIM Dynamics Fund	$817	$111	$309	$2,536	$187,467	-0-
AIM Small Company Growth Fund	4,500	613	2,130	14,484	487,536	-0-
AIM S&P 500 Index Fund[4]	N/A	N/A	N/A	N/A	N/A	N/A

An estimate by category of the allocation of actual fees paid by Investor Class shares of the Funds during the fiscal year ended July 31, 2004 follows:

	Advertising	Printing & Mailing	Seminars	Underwriters Compensation	Dealer Compensation	Sales Personnel Compensation
AIM Dynamics Fund	$128,023	$17,539	$58,621	-0-	$8,520,901	$795,739
AIM Small Company Growth Fund	26,512	3,700	11,639	-0-	1,814,276	164,435
AIM S&P Index Fund	18,506	2,445	8,923	-0-	428,476	109,793

[1]	Class A shares are not offered.
[2]	Class B shares are not offered.
[3]	Class C shares are not offered.
[4]	Class K shares are not offered.

The services which are provided by financial intermediaries may vary by financial intermediary but include, among other things, processing new shareholder account applications, preparing and transmitting to the Trust’s Transfer Agent computer-processable tapes of all Fund transactions by customers, serving as the primary source of information to customers in answering questions concerning the Funds, and assisting in other customer transactions with the Funds.

The Plans provide that they shall continue in effect with respect to each Fund as long as such continuance is approved at least annually by the vote of the Board cast in person at a meeting called for the purpose of voting on such continuance, including the vote of a majority of the Independent Trustees. A Plan can be terminated at any time by a Fund, without penalty, if a majority of the Independent Trustees, or shareholders of the relevant class of shares of the Fund, vote to terminate a Plan. Unless a complete termination of the Class B Plan (as defined in such Plan) occurs, Class B shares will continue to make payments to AIM Distributors with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors or its predecessor. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, the Board intends to consider all relevant factors including, without limitation, the size of a Fund, the investment climate for a Fund, general market conditions, and the volume of sales and redemptions of a Fund’s shares. The Plans may continue in effect and payments may be made under a Plan following any temporary suspension or limitation of the offering of Fund shares; however, the Trust is not contractually obligated to continue a Plan for any particular period of time. Suspension of the offering of a Fund’s shares would not, of course, affect a shareholder’s ability to redeem his or her shares.

So long as the Plans are in effect, the selection and nomination of persons to serve as Independent Trustees of the Trust shall be committed to the Independent Trustees then in office at the time of such selection or nomination. The Plans may not be amended to increase the amount of a Fund’s payments under a Plan without approval of the shareholders of that Fund’s respective class of shares, and all material amendments to a Plan must be approved by the Board, including a majority of the Independent Trustees. Under the agreement implementing the Plans, AIM Distributors or a Fund, the latter by vote of a majority of the Independent Trustees, or a majority of the holders of the relevant class of a Fund’s outstanding voting securities, may terminate such agreement without penalty upon thirty days’ written notice to the other party. No further payments will be made by the Fund under a Plan in the event of its termination.

To the extent that a Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it shall remain in effect as such, so as to authorize the use of Fund assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act, and rules thereunder. To the extent it constitutes an agreement pursuant to a plan, a Fund’s obligation to make payments to AIM Distributors shall terminate automatically, in the event of such “assignment.” In this event, a Fund may continue to make payments pursuant to a Plan only upon the approval of new arrangements regarding the use of the amounts authorized to be paid by a Fund under a Plan. Such new arrangements must be approved by the trustees, including a majority of the Independent Trustees, by a vote cast in person at a meeting called for such purpose. These new arrangements might or might not be with AIM Distributors. On a quarterly basis, the trustees review information about the distribution services that have been provided to each Fund and the 12b-1 fees paid for such services. On an annual basis, the trustees consider whether a Plan should be continued and, if so, whether any amendment to the Plan, including changes in the amount of 12b-1 fees paid by each class of a Fund, should be made.

The only Trust trustees and interested persons, as that term is defined in Section 2(a)(19) of the 1940 Act, who have a direct or indirect financial interest in the operation of the Plans are the officers and trustees of the Trust who are also officers either of AIM Distributors or other companies affiliated with AIM Distributors. The benefits which the Trust believes will be reasonably likely to flow to a Fund and its shareholders under the Plans include the following:

•	Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Funds;

•	The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of securities of the Funds in amounts and at times that are disadvantageous for investment purposes; and

•	Increased Fund assets may result in reducing each investor’s share of certain expenses through economies of scale (e.g. exceeding established breakpoints in an advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of a Plan.

The positive effect which increased Fund assets will have on AIM’s revenues could allow AIM and its affiliated companies:

•	To have greater resources to make the financial commitments necessary to improve the quality and level of the Funds’ shareholder services (in both systems and personnel);

•	To increase the number and type of mutual funds available to investors from the Advisor and its affiliated companies (and support them in their infancy), and thereby expand the investment choices available to all shareholders; and

•	To acquire and retain talented employees who desire to be associated with a growing organization.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption of Shares

Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund

Initial Sales Charges. Each AIM Fund (other than AIM Tax-Exempt Cash Fund) is grouped into one of three categories to determine the applicable initial sales charge for its Class A Shares. Additionally, Class A shares of AIM Short Term Bond Fund are subject to an initial sales charge of 2.50%. The sales charge is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds’ shares. You may also be charged a transaction or other fee by the financial institution managing your account.

Class A shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund are sold without an initial sales charge.

Category I Funds

AIM Advantage Health Sciences Fund

AIM Aggressive Allocation Fund

AIM Aggressive Growth Fund

AIM Asia Pacific Growth Fund

AIM Basic Value Fund

AIM Blue Chip Fund

AIM Capital Development Fund

AIM Charter Fund

AIM Conservative Allocation Fund

AIM Constellation Fund

AIM Core Stock Fund

AIM Dent Demographic Trends Fund

AIM Diversified Dividend Fund

AIM Dynamics Fund

AIM Emerging Growth Fund

AIM Energy Fund

AIM European Growth Fund

AIM European Small Company Fund

AIM Financial Services Fund

AIM Global Value Fund

AIM Gold & Precious Metals Fund

AIM Health Sciences Fund

AIM International Core Equity Fund

AIM International Emerging Growth Fund

AIM Large Cap Basic Value Fund

AIM Large Cap Growth Fund

AIM Leisure Fund

AIM Libra Fund

AIM Mid Cap Basic Value Fund

AIM Mid Cap Core Equity Fund

AIM Mid Cap Growth Fund

AIM Mid Cap Stock Fund

AIM Moderate Allocation Fund

AIM Multi-Sector Fund

AIM Opportunities I Fund

AIM Opportunities II Fund

AIM Opportunities III Fund

AIM Premier Equity Fund

AIM Select Equity Fund

AIM Small Cap Equity Fund

AIM Small Cap Growth Fund

AIM Small Company Growth Fund

AIM Technology Fund

AIM Total Return Fund

AIM Trimark Endeavor Fund

AIM Trimark Fund

AIM Trimark Small Companies Fund

AIM Utilities Fund

AIM Weingarten Fund

	Investor’s Sales Charge		Dealer Concession
Amount of Investment in Single Transaction	As a Percentage of the Public Offering Price	As a Percentage of the Net Amount Invested	As a Percentage of the Public Offering Price
Less than $ 25,000	5.50%	5.82%	4.75%
$ 25,000 but less than $ 50,000	5.25	5.54	4.50
$ 50,000 but less than $ 100,000	4.75	4.99	4.00
$100,000 but less than $ 250,000	3.75	3.90	3.00
$250,000 but less than $ 500,000	3.00	3.09	2.50
$500,000 but less than $1,000,000	2.00	2.04	1.60

Category II Funds

AIM Balanced Fund

AIM Basic Balanced Fund

AIM Developing Markets Fund

AIM Global Aggressive Growth Fund

AIM Global Equity Fund

AIM Global Growth Fund

AIM Global Health Care Fund

AIM High Income Municipal Fund

AIM High Yield Fund

AIM Income Fund

AIM Intermediate Government Fund

AIM Municipal Bond Fund

AIM Real Estate Fund

AIM Total Return Bond Fund

	Investor’s Sales Charge		Dealer Concession
Amount of Investment in Single Transaction	As a Percentage of the Public Offering Price	As a Percentage of the Net Amount Invested	As a Percentage of the Public Offering Price
Less than $ 50,000	4.75%	4.99%	4.00%
$ 50,000 but less than $ 100,000	4.00	4.17	3.25
$100,000 but less than $ 250,000	3.75	3.90	3.00
$250,000 but less than $ 500,000	2.50	2.56	2.00
$500,000 but less than $1,000,000	2.00	2.04	1.60

Category III Funds

AIM Limited Maturity Treasury Fund

AIM Tax-Free Intermediate Fund

	Investor’s Sales Charge		Dealer Concession
Amount of Investment in Single Transaction	As a Percentage of the Public Offering Price	As a Percentage of the Net Amount Invested	As a Percentage of the Public Offering Price
Less than $ 100,000	1.00%	1.01%	0.75%
$100,000 but less than $ 250,000	0.75	0.76	0.50
$250,000 but less than $1,000,000	0.50	0.50	0.40

Beginning on October 31, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors. Current investors must maintain a share balance in order to continue to make incremental purchases.

Large Purchases of Class A Shares. Investors who purchase $1,000,000 or more of Class A Shares of a Category I, II or III Fund and Class A shares of AIM Short Term Bond Fund do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II, or III Funds and Class A shares of AIM Short Term Bond Fund and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as Large Purchases. If an investor makes a Large Purchase of Class A shares of a Category I or II Fund and Class A shares of AIM Short Term Bond Fund, however, each share issued will generally be subject to a 1.00% contingent deferred sales charge (“CDSC”) if the investor redeems those shares within 18 months after purchase.

AIM Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the AIM Funds may affect total compensation paid.

AIM Distributors may make the following payments to dealers of record for Large Purchases of Class A shares of Category I or II Funds or AIM Short Term Bond Fund by investors other than (i) retirement plans that are maintained pursuant to Sections 401 and 457 of the Internal Revenue Code of 1986, as amended (the Code), and (ii) retirement plans that are maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code:

Percent of Purchase

1% of the first $2 million
plus 0.80% of the next $1 million
plus 0.50% of the next $17 million
plus 0.25% of amounts in excess of $20 million

If (i) the amount of any single purchase order plus (ii) the public offering price of all other shares owned by the same customer submitting the purchase order on the day on which the purchase order is received equals or exceeds $1,000,000, the purchase will be considered a “jumbo accumulation purchase.” With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same customer over the life of his or her account(s).

If an investor made a Large Purchase of Class A shares of a Category III Fund or AIM Short Term Bond Fund on and after November 15, 2001 and through October 31, 2002 and exchanges those shares for Class A shares of a Category I or II Fund or AIM Short Term Bond Fund, AIM Distributors will pay an additional dealer concession of 0.75% upon exchange.

If an investor made a Large Purchase of Class A shares and a Category I or II Fund or AIM Short Term Bond Fund on and after November 15, 2001 and through October 31, 2002 and exchanges those shares for Class A shares of a Category III Fund, AIM Distributors will not pay any additional dealer compensation upon the exchange. Beginning February 17, 2003, Class A shares of a Category I or II Fund may not be exchanged for Class A shares of a Category III Fund.

If an investor makes a Large Purchase of Class A3 shares of a Category III Fund on and after October 31, 2002 and exchanges those shares for Class A shares of a Category I or II Fund or AIM Short Term Bond Fund, AIM Distributors will pay 1.00% of such purchase as dealer compensation upon the exchange. The Class A shares of the Category I or II Fund or Short Term Bond Fund received in exchange generally will be subject to a 1.00% CDSC if the investor redeems such shares within 18 months from the date of exchange.

If an investor makes a Large Purchase of Class A shares of a Category III Fund and exchanges those shares for Class A shares of another Category III Fund, AIM Distributors will not pay any additional dealer concession upon the exchange. Beginning February 17, 2003, Class A shares of a Category III Fund may not be exchanged for Class A shares of another Category III Fund.

Purchases of Class A Shares by Certain Retirement Plans at NAV. For purchases of Class A shares of Category I and II Funds and AIM Short Term Bond Fund, AIM Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value (“NAV”) to certain retirement plans provided that the applicable dealer of record is able to establish that the retirement plan’s purchase of Class A shares is a new investment (as defined below):

Percent of Purchase

0.50% of the first $20 million
plus 0.25% of amounts in excess of $20 million

This payment schedule will be applicable to purchases of Class A shares at NAV by the following types of retirement plans: (i) all plans maintained pursuant to Sections 401 and 457 of the Code, and (ii) plans maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

A “new investment” means a purchase paid for with money that does not represent (i) the proceeds of one or more redemptions of AIM Fund shares, (ii) an exchange of AIM Fund shares, (iii) the repayment of one or more retirement plan loans that were funded through the redemption of AIM Fund shares, or (iv) money returned from another fund family. If AIM Distributors pays a dealer concession in connection with a plan’s purchase of Class A shares at NAV, such shares may be subject to a CDSC of 1.00% of net assets for 12 months, commencing on the date the plan first invests in Class A shares of an AIM Fund. If the applicable dealer of record is unable to establish that a plan’s purchase of Class A shares at NAV is a new investment, AIM Distributors will not pay a dealer concession in connection with such purchase and such shares will not be subject to a CDSC.

With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same plan over the life of the plan’s account(s).

Purchasers Qualifying For Reductions in Initial Sales Charges. As shown in the tables above, purchases of certain amounts of AIM Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as “Qualified Purchasers.”

Definitions

As used herein, the terms below shall be defined as follows:

•	“Individual” refers to a person, as well as his or her Spouse or Domestic Partner and his or her Children;

•	“Spouse” is the person to whom one is legally married under state law:

•	“Domestic Partner” is an adult with whom one shares a primary residence for at least six-months, is in a relationship as a couple where one or each of them provides personal or financial welfare of the other without a fee, is not related by blood and is not married;

•	“Child” or “Children” include a biological, adopted or foster son or daughter, a Step-child, a legal ward or a Child of a person standing in loco parentis;

•	“Parent” is a person’s biological or adoptive mother or father;

•	“Step-child” is the child of one’s Spouse by a previous marriage or relationship;

•	“Step-parent” is the Spouse of a Child’s Parent; and

•	“Immediate Family” includes an Individual (including, as defined above, a person, his or her Spouse or Domestic Partner and his or her Children) as well as his or her Parents, Step-parents and the Parents of Spouse or Domestic Partner.

Individuals

•	an Individual (including his or her spouse or domestic partner, and children);

•	a retirement plan established exclusively for the benefit of an Individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and

•	a qualified tuition plan account, maintained pursuant to Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an Individual or have an Individual named as the beneficiary thereof).

Employer-Sponsored Retirement Plans

•	a retirement plan maintained pursuant to Section 401, 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 408 (includes SEP, SARSEP and SIMPLE IRA plans) or 457 of the Code, if:

a.	the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal (the AIM Funds will not accept separate contributions submitted with respect to individual participants);

b.	each transmittal is accompanied by a single check or wire transfer; and

c.	if the AIM Funds are expected to carry separate accounts in the names of each of the plan participants, (i) the employer or plan sponsor notifies AIM Distributors in writing that the separate accounts of all plan participants should be linked, and (ii) all new participant accounts are established by submitting an appropriate Account Application on behalf of each new participant with the contribution transmittal.

How to Qualify For Reductions in Initial Sales Charges. The following sections discuss different ways that a Qualified Purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the AIM Funds.

Letters of Intent

A Qualified Purchaser may pay reduced initial sales charges by (i) indicating on the Account Application that he, she or it intends to provide a Letter of Intent (“LOI”), and (ii) subsequently fulfilling the conditions of that LOI.

The LOI confirms the total investment in shares of the AIM Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the Account Application and by signing the Account Application, the Qualified Purchaser indicates that he, she or it understands and agrees to the terms of the LOI and is bound by the provisions described below:

Calculating the Initial Sales Charge

•	Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on “Initial Sales Charges” above).

•	It is the purchaser’s responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

•	The offering price may be further reduced as described below under “Rights of Accumulation” if the Transfer Agent is advised of all other accounts at the time of the investment.

•	Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

Calculating the Number of Shares to be Purchased

•	Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

•	Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

•	If a purchaser meets the original obligation at any time during the 13-month period, he or she may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

•	The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.

Fulfilling the Intended Investment

•	By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser will have to pay the increased amount of sales charge.

•	To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser’s name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

•	If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he or she irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

Canceling the LOI

•	If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to AIM Distributors.

•	If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

Other Persons Eligible for the LOI Privilege

The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.

LOIs and Contingent Deferred Sales Charges

If an investor entered into an LOI to purchase $1,000,000 or more of Class A shares of a Category III Fund on and after November 15, 2001 and through October 30, 2002, such shares will be subject to a 12-month, 0.25% CDSC. Purchases of Class A shares of a Category III Fund made pursuant to an LOI to purchase $1,000,000 or more of shares entered into prior to November 15, 2001 or after October 30, 2002 will not be subject to this CDSC. All LOIs to purchase $1,000,000 or more of Class A shares of Category I and II Funds and AIM Short Term Bond Fund are subject to an 18-month, 1% CDSC.

Rights of Accumulation

A Qualified Purchaser may also qualify for reduced initial sales charges based upon his, her or its existing investment in shares of any of the AIM Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds owned by such purchaser, calculated at their then current public offering price.

If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint.

To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

If an investor’s new purchase of Class A shares of a Category I or II Fund or AIM Short Term Bond Fund is at net asset value, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the 18 month holding period (12 months for Category III Fund shares). For new purchases of Class A shares of Category III Funds at net asset value made on and after November 15, 2001 and through October 30, 2002, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 12 month holding period.

Other Requirements For Reductions in Initial Sales Charges. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to Qualified Purchasers.

Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund, and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

Purchases of Class A Shares at Net Asset Value. AIM Distributors permits certain categories of persons to purchase Class A shares of AIM Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase.

AIM Distributors believes that it is appropriate and in the Funds’ best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through AIM Distributors without payment of a sales charge.

Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

•	AIM Management and its affiliates, or their clients;

•	Any current or retired officer, director, trustee or employee (and members of their Immediate Family) of AIM Management, its affiliates or The AIM Family of Funds®, and any foundation, trust, employee benefit plan or deferred compensation plan established exclusively for the benefit of, or by, such persons;

•	Any current or retired officer, director, or employee (and members of their Immediate Family) of DST Systems, Inc. or Personix, a division of Fiserv Solutions, Inc.;

•	Sales representatives and employees (and members of their Immediate Family) of selling group members of financial institutions that have arrangements with such selling group members;

•	Purchases through approved fee-based programs;

•	Employer-sponsored retirement plans that are Qualified Purchasers, as defined above provided that:

a.	a plan’s initial investment is at least $1 million;

b.	there are at least 100 employees eligible to participate in the plan; or

c.	all plan transactions are executed through a single omnibus account per AIM Fund and the financial institution or service organization has entered into the appropriate agreement with the distributor; further provided that

d.	retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares at NAV based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code; and

e.	purchases of AIM Opportunities I Fund by all retirement plans are subject to initial sales charges;

•	Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;

•	Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares having a market value of at least $500 and who purchase additional shares of the same Fund;

•	Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

•	A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

•	Shareholders of the GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

•	Certain former AMA Investment Advisers’ shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;

•	Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund;

•	Shareholders of Investor Class shares of an AIM Fund;

•	Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code;

•	Initial purchases made by Qualified Purchasers, as defined above, within one (1) year after the registered representative who services their account(s) has become affiliated with a selling group member with which AIM Distributors has entered into a written agreement; and

•	Participants in select brokerage programs for retirement plans and rollover IRAs who purchase shares through an electronic brokerage platform offered by entities with which AIM Distributors has entered into a written agreement.

In addition, an investor may acquire shares of any of the AIM Funds at net asset value in connection with:

•	the reinvestment of dividends and distributions from a Fund; or

•	use of the reinstatement privilege; or

•	a merger, consolidation or acquisition of assets of a Fund.

Payments to Dealers. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be “underwriters” as that term is defined under the 1933 Act.

In addition to, or instead of, amounts paid to dealers as a sales commission, AIM Distributors may, from time to time, at its expense out of its own financial resources or as an expense for which it may be compensated or reimbursed by an AIM Fund under a distribution plan, if applicable, make cash payments to dealer firms as an incentive to sell shares of the funds and/or to promote retention of their customers’ assets in the funds. Such cash payments may be calculated on sales of shares of AIM Funds (“Sales-Based Payments”), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the dealer firm during the applicable period. Such cash payments also may be calculated on the average daily net assets of the applicable AIM Fund(s) attributable to that particular dealer (“Asset-Based Payments’), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. AIM Distributors may agree to make such cash payments to a dealer firm in the form of either or both Sales-Based Payments and Asset-Based Payments. AIM Distributors may also make other cash payments to dealer firms in addition to or in lieu of Sales-Based Payments and Asset-Based Payments, in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those dealer firms and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; or other amounts as determined in AIM Distributor’s discretion. In certain cases these other payments could be significant to the dealer firms. To the extent dealer firms sell more shares of the Funds or cause clients to retain their investment in the Funds, AIM benefits from management and other fees it is paid with respect to those assets. Any payments described above will not change the price paid by investors for the purchase of the applicable AIM Fund’s shares or the amount that any particular AIM Fund will receive as proceeds from such sales. AIM Distributors determines the cash payments described above in its discretion in response to requests from dealer firms, based on factors it deems relevant. Dealers may not use sales of the AIM Funds’ shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

Purchases of Class B Shares

Class B shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within six years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments will equal 4.00% of the purchase price and will consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.

Purchases of Class C Shares

Class C shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within the first year after purchase (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund). See the Prospectus for additional information regarding this CDSC. AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds (except for Class C shares of AIM Short Term Bond Fund) at the time of such sales. Payments will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25%. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

AIM Distributors may pay dealers and institutions who sell Class C shares of AIM Short Term Bond Fund an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence immediately.

Purchases of Class K Shares

Class K shares are sold at net asset value, and are not subject to an initial sales charge. If AIM Distributors pays a concession to the dealer of record, however, the Class K shares are subject to a 0.70% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan’s initial purchase.

For purchases of Class K shares, AIM Distributors may make the following payments to dealers of record:

Percent of Cumulative Purchase

0.70% of the first $5 million
plus 0.45% of amounts in excess of $5 million

If the dealer of record receives the above payments, the trail commission will be paid out beginning in the 13th month. If no additional fee is paid to financial intermediaries, the trail commission will begin to accrue immediately.

Purchases of Class R Shares

Class R shares are sold at net asset value, and are not subject to an initial sales charge. If AIM Distributors pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan’s initial purchase. For purchases of Class R shares of Category I or II Funds or AIM Short Term Bond Fund, AIM Distributors may make the following payments to dealers of record provided that the applicable dealer of record is able to establish that the purchase of Class R shares is a new investment or a rollover from a retirement plan in which an AIM Fund was offered as an investment option:

Percent of Cumulative Purchases

0.75% of the first $5 million
plus 0.50% of amounts in excess of $5 million

With regard to any individual purchase of Class R shares, AIM Distributors may make payment to the dealer of record based on the cumulative total of purchases made by the same plan over the life of the plan’s account(s).

Purchases of Investor Class Shares

Investor Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. AIM Distributors may pay dealers and institutions an annual fee of 0.25% of average daily net assets and such payments will commence immediately.

Purchases of Institutional Class Shares

Institutional Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC.

Exchanges

Terms and Conditions of Exchanges. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

Exchanges by Telephone. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AIS at (800) 959-4246. If a shareholder is unable to reach AIS by telephone, he may also request exchanges by fax, telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by AIS as long as such request is received prior to the close of the customary trading session of the New York Stock Exchange (“NYSE”). AIS and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder’s Social Security Number and current address, and mailings of confirmations promptly after the transaction.

Redemptions

General. Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds’ obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received. Such an arrangement is subject to timely receipt by AIS, the Funds’ transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors (other than any applicable contingent deferred sales charge) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed when (a) trading on the NYSE is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

Redemptions by Telephone. By signing an account application form, an investor appoints AIS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AIS in the designated account(s), present or future, with full power of substitution in the premises. AIS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that AIS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder’s Social Security Number and current address, and mailings of confirmations promptly after the transactions. AIS reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

Systematic Redemption Plan. A Systematic Redemption Plan permits a shareholder of an AIM Fund to withdraw on a regular basis at least $100 per withdrawal. Under a Systematic Redemption Plan, all shares are to be held by AIS and all dividends and distributions are reinvested in shares of the applicable AIM Fund by AIS. To provide funds for payments made under the Systematic Redemption Plan, AIS redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

Payments under a Systematic Redemption Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of Class A shares, it is disadvantageous to effect such purchases while a Systematic Redemption Plan is in effect.

Each AIM Fund bears its share of the cost of operating the Systematic Redemption Plan.

Contingent Deferred Sales Charges Imposed upon Redemption of Shares

A CDSC may be imposed upon the redemption of Large Purchases of Class A shares of Category I and II Funds and AIM Short Term Bond Fund, or upon the redemption of Class B shares or Class C shares (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund) and, in certain circumstances, upon the redemption of Class K or Class R shares. See the Prospectus for additional information regarding CDSCs.

Contingent Deferred Sales Charge Exceptions for Large Purchases of Class A Shares. An investor who has made a Large Purchase of Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund will not be subject to a CDSC upon the redemption of those shares in the following situations:

•	Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund held more than 18 months;

•	Redemptions of shares of Category III Funds purchased prior to November 15, 2001 or after October 30, 2002;

•	Redemptions of shares of Category III Funds purchased on or after November 15, 2001 and through October 30, 2002 and held for more than 12 months;

•	Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class A shares of an AIM Fund for at least 12 months, or (ii) the redemption is not a complete redemption of shares held by the plan;

•	Redemptions from private foundations or endowment funds;

•	Redemptions of shares by the investor where the investor’s dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;

•	Redemptions of shares of Category I, II or III Funds, AIM Cash Reserve Shares of AIM Money Market Fund or AIM Short Term Bond Fund acquired by exchange from Class A shares of a Category I or II Fund or AIM Short Term Bond Fund, unless the shares acquired by exchange (on or after November 15, 2001 and through October 30, 2002 with respect to Category III Funds) are redeemed within 18 months of the original purchase of the exchange of Category I or II Fund or AIM Short Term Bond Fund shares;

•	Redemptions of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased prior to November 15, 2001;

•	Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001 and through October 30, 2002, unless the shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category III Fund shares;

•	Redemption of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001 and through October 30, 2002 unless the shares acquired by exchange are redeemed within 12 months of the original purchase of the exchanged Category III Fund shares;

•	Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund acquired by exchange on and after November 15, 2001 from AIM Cash Reserve Shares of AIM Money Market Fund if the AIM Cash Reserve Shares were acquired by exchange from a Category I or II Fund or AIM Short Term Bond Fund, unless the Category I or II Fund or AIM Short Term Bond Fund shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category I or II Funds or AIM Short Term Bond Fund shares;

•	Redemptions of Category I or II Funds or AIM Short Term Bond Fund by retirement plan participants resulting from a total redemption of the plan assets that occurs more than one year from the date of the plan’s initial purchase; and

•	Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund held by an Investor Class shareholder.

Contingent Deferred Sales Charge Exceptions for Class B and C Shares. Investors who purchased former GT Global funds Class B shares before June 1, 1998 are subject to the following waivers from the CDSC otherwise due upon redemption:

•	Total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement;

•	Minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70½;

•	Redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds;

•	Redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan;

•	Redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan;

•	Redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder;

•	Redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2)); and

•	Redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

CDSCs will not apply to the following redemptions of Class B or Class C shares, as applicable:

•	Additional purchases of Class C shares of AIM International Core Equity Fund (formerly known as AIM International Value Fund) and AIM Real Estate Fund by shareholders of record on April 30, 1995, of these Funds, except that shareholders whose broker-dealers maintain a single omnibus account with AIS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

•	Redemptions following the death or post-purchase disability of (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

•	Certain distributions from individual retirement accounts, Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70½ or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant’s or beneficiary’s account value in a particular AIM Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the AIM Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Code) of the participant or beneficiary;

•	Amounts from a Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;

•	Liquidation by the AIM Fund when the account value falls below the minimum required account size of $500; and

•	Investment account(s) of AIM and its affiliates.

CDSCs will not apply to the following redemptions of Class C shares:

•	A total or partial redemption of shares where the investor’s dealer of record notified the distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;

•	A total or partial redemption which is necessary to fund a distribution requested by a participant in a retirement plan maintained pursuant to Section 401, 403, or 457 of the Code;

•	Redemptions of Class C shares of an AIM Fund other than AIM Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund; and

•	Redemptions of Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC.

CDSCs will not apply to the following redemptions of Class R shares:

•	Class R shares where the retirement plan’s dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him; and

•	Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class R shares of an AIM Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class R shares held by the plan.

CDSCs will not apply to the following redemptions of Class K shares:

•	Class K shares where the retirement plan’s dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him.

General Information Regarding Purchases, Exchanges and Redemptions

Good Order. Purchase, exchange and redemption orders must be received in good order. To be in good order, an investor must supply AIS with all required information and documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to AIS in its sole discretion.

Timing of Purchase Orders. It is the responsibility of the dealer or other financial intermediary to ensure that all orders are transmitted on a timely basis to AIS. Any loss resulting from the failure of the dealer or financial intermediary to submit an order within the prescribed time frame will be borne by that dealer or financial intermediary. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

Signature Guarantees. In addition to those circumstances listed in the “Shareholder Information” section of each Fund’s prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; and (4) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an “eligible guarantor institution” as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in AIS’s current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. AIS will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an “eligible guarantor institution,” an investor should contact the Client Services Department of AIS.

Transactions by Telephone. By signing an account application form, an investor appoints AIS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AIS in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. AIS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that AIS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder’s Social Security Number and current address, and mailings of confirmations promptly after the transactions. AIS reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

Internet Transactions. An investor may effect transactions in his account through the internet by establishing a Personal Identification Number (PIN). By establishing a PIN, the investor acknowledges and agrees that neither AIS nor AIM Distributors will be liable for any loss, expense or cost arising out of any internet transaction effected by them in accordance with any instructions submitted by a user who transmits the PIN as authentication of his or her identity. Procedures for verification of internet transactions include requests for confirmation of the shareholder’s personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that the ability to effect internet transactions may be terminated at any time by the AIM Funds.

Authorized Agents. AIS and AIM Distributors may authorize agents to accept purchase and redemption orders that are in good form on behalf of the AIM Funds. In certain cases, these authorized agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received the purchase or redemption order when the Fund’s authorized agent or its designee accepts the order. The order will be priced at the net asset value next determined after the order is accepted by the Fund’s authorized agent or its designee.

Abandoned Property. It is the responsibility of the investor to ensure that AIS maintains a correct address for his account(s). An incorrect address may cause an investor’s account statements and other mailings to be returned to AIS. Upon receiving returned mail, AIS will attempt to locate the investor or rightful owner of the account. If unsuccessful, AIS will retain a shareholder locator service with a national information database to conduct periodic searches for the investor. If the search firm is unable to locate the investor, the search firm will determine whether the investor’s account has legally been abandoned. AIS is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.

Offering Price

The following formula may be used to determine the public offering price per Class A share of an investor’s investment:

Net Asset Value / (1 – Sales Charge as % of Offering Price ) = Offering Price.

For example, at the close of business on July 30, 2004, AIM Dynamics Fund – Class A shares had a net asset value per share of $14.21. The offering price, assuming an initial sales charge of 5.50%, therefore was $15.04.

Shares of the Institutional Class are offered at net asset value.

Calculation of Net Asset Value

        Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the NYSE. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. The Funds determine net asset value per share by dividing the value of a Fund’s securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a

Fund’s net asset value per share is made in accordance with generally accepted accounting principles. The net asset value for shareholder transactions may be different than the net asset value reported in the Fund’s financial statements due to adjustments required by generally accepted accounting principles made to the net assets of the Fund at period end.

Each security (excluding convertible bonds) held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) or absent a NOCP, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt securities (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specifically authorized by the Board of Trustees. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of each Fund’s shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of a Fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds.

Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the net asset value per share of a Fund may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.

Redemption In Kind

Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). A Fund may make a redemption in kind, for instance, if a cash redemption would disrupt its operations or performance. Securities delivered as payment in redemptions in kind will be valued at the same value assigned to them in computing the applicable Fund’s net asset value per share. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. If a Fund has made an election under Rule 18f-1 under the 1940 Act, the Fund is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund’s net assets in any 90-day period.

Backup Withholding

Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service (“IRS”) Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

Each AIM Fund, and other payers, generally must withhold, 28% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number (“TIN”) and a certification that he is not subject to backup withholding.

An investor is subject to backup withholding if:

1.	the investor fails to furnish a correct TIN to the Fund;

2.	the IRS notifies the Fund that the investor furnished an incorrect TIN;

3.	the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor’s tax return (for reportable interest and dividends only);

4.	the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

5.	the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1), (2) or (5) above applies.

Certain payees and payments are exempt from backup withholding and information reporting. AIM or AIS will not provide Form 1099 to those payees.

Investors should contact the IRS if they have any questions concerning withholding.

IRS Penalties – Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

Nonresident Aliens – Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

OTHER SERVICE PROVIDERS

Independent Accountants

PricewaterhouseCoopers LLP, 1201 Louisiana Street, Suite 2900, Houston, Texas, 77002, is the independent registered public accounting firm of the Trust. The independent registered public accounting firm is responsible for auditing the financial statements of the Funds.

Custodian

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110, is the custodian of the cash and investment securities of the Trust. The custodian is also responsible for, among other things, receipt and delivery of each Fund’s investment securities in accordance with procedures and conditions specified in the custody agreement with the Trust. The custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories.

Transfer Agent

AIM Investment Services, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Trust’s transfer agent, registrar, and dividend disbursing agent.

The Transfer Agency and Service Agreement (the “TA Agreement”) between the Trust and AIS provides that AIS will perform certain shareholder services for the Funds. For servicing accounts holding Class A, A3, B, C, K, R, AIM Cash Reserve and Investor Class Shares, the TA Agreement provides that the Trust on behalf of the Funds will pay AIS at a rate of $17.08 per open shareholder account plus certain out of pocket expenses, whether such account is serviced directly by AIS or by a third party pursuant to a sub-transfer agency, omnibus account service, sub-accounting, or networking agreement. This fee is paid monthly at the rate of 1/12 of the annual fee and is based upon the number of open shareholder accounts during each month.

For servicing accounts holding Institutional Class Shares, the TA Agreement provides that the Trust on behalf of the Funds will pay AIS a fee equal to $2.00 per trade executed to be billed monthly plus certain out of pocket expenses. In addition, for servicing accounts holding Institutional Class Shares, the Trust on behalf of the Funds, is required to reimburse AIS for servicing such accounts to the extent that an account is serviced by a third party pursuant to a sub-transfer agency, omnibus account service, sub-accounting, or networking agreement. AIS has agreed to waive the right to collect any fee or reimbursement to which it is entitled, to the extent that such fee or reimbursement would cause the fees and expenses incurred by the Institutional Class Shares to exceed 0.10% of the average net assets attributable to such class of the Funds.

Legal Counsel

Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, PA 19103-7599.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The following discussion applies to S&P 500 Index Fund.

The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order. Orders will be priced at the Fund’s net asset value next computed after they are accepted by an authorized broker or the broker’s authorized designee.

As the investment advisor to the Fund, the Sub-advisor places orders for the purchase and sale of securities with broker-dealers based upon an evaluation of the financial responsibility of the broker-dealers and the ability of the broker-dealers to effect transactions at the best available prices.

While the Sub-advisor seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission or spread available. The Sub-advisor is permitted to, and does, consider qualitative factors in addition to price in the selection of brokers. Among other things, the Sub-advisor considers the quality of executions obtained on a Fund’s portfolio transactions, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. The Sub-advisor has found that a broker’s consistent ability to execute transactions is at least as important as the price the broker charges for those services.

In seeking to ensure that the commissions charged to the Fund are consistent with prevailing and reasonable commissions, the Sub-advisor monitors brokerage industry practices and commissions charged by broker-dealers on transactions effected for other institutional investors like the Funds.

Consistent with the standard of seeking to obtain favorable execution on portfolio transactions, the Sub-advisor may select brokers that provide research services to the Sub-advisor and the Trust, as well as other mutual funds and other accounts managed by the Sub-advisor. Research services include statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to the Sub-advisor in making informed investment decisions. Research services prepared and furnished by brokers through which a Fund effects securities transactions may be used by the Sub-advisor in servicing all of its accounts and not all such services may be used by the Sub-advisor in connection with a particular Fund. Conversely, a Fund receives benefits of research acquired through the brokerage transactions of other clients of the Sub-advisor.

In order to obtain reliable trade execution and research services, the Sub-advisor may utilize brokers that charge higher commissions than other brokers would charge for the same transaction. This practice is known as “paying up.” However, even when paying up, the Sub-advisor is obligated to obtain favorable execution of a Fund’s transactions.

AIM or the Sub-advisor may determine target levels of brokerage business with various brokers on behalf of its clients (the AIM S&P 500 Index Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; and (2) the research services provided by the broker. Neither AIM nor the Sub-advisor enters into binding commitments with broker-dealers that recommend the Fund to their clients, or that act as agent in the purchase of the Fund’s shares for their clients. However, AIM or the Sub-advisor may effect portfolio transactions through such broker-dealers and may determine target levels of brokerage business with such broker-dealers using the same factors it uses to determine target levels with other broker-dealers.

The following discussion applies to Dynamics Fund and Small Company Growth Fund, (collectively, the “Affected Funds”).

Brokerage Transactions

AIM makes decisions to buy and sell securities for the Affected Funds, selects broker-dealers, effects the Affected Funds’ investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. AIM’s primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Affected Funds may not pay the lowest commission or spread available. See “Brokerage Selection” below.

Some of the securities in which the Affected Funds invests are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected at either net prices without commissions, but which include compensation to the broker-dealer in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks.

Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

Commissions

The Affected Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, the Affected Funds may purchase or sell a security from or to certain other AIM Funds or accounts (and may invest in Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

Brokerage Selection

Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided … viewed in terms of either that particular transaction or [AIM’s] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion.” The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, the Affected Funds may pay a broker higher commissions than those available from another broker.

Research services received from broker-dealers supplement AIM’s own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust’s trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include providing electronic communications of trade information, providing custody services, as well as providing equipment used to communicate research information providing specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, arranging meetings with management of companies, and providing access to consultants who supply research information.

The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM’s staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to

AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM’s clients, including the Affected Funds. However, the Affected Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM’s research and analysis and that they improve the quality of AIM’s investment advice. The advisory fees paid by the Affected Funds are not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

AIM may determine target levels of brokerage business with various brokers on behalf of its clients (including the Affected Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; and (2) the research services provided by the broker. Portfolio transactions also may be effected through broker-dealers that recommend the AIM Funds to their clients, or that act as agent in the purchase of the AIM Funds’ shares for their clients. AIM will not enter into a binding commitment with brokers to place trades with such brokers involving brokerage commissions in precise amounts.

Allocation of Portfolio Transactions

AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Affected Funds. Occasionally, identical securities will be appropriate for investment by the Affected Funds and by another AIM Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Affected Funds and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Affected Funds and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect the Affected Funds’ ability to obtain or dispose of the full amount of a security which they seek to purchase or sell.

Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM results in transactions which could have an adverse effect on the price or amount of securities available to an AIM Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment. This procedure would apply to transactions in both equity and fixed income securities.

Allocation of Initial Public Offering (“IPO”) Transactions

Certain of the AIM Funds or other accounts managed by AIM may become interested in participating in IPOs. Purchases of IPOs by one AIM Fund or account may also be considered for purchase by one or more other AIM Funds or accounts. It shall be AIM’s practice to specifically combine or otherwise bunch indications of interest for IPOs for all AIM Funds and accounts participating in purchase transactions for that IPO, and, when the full amount of all IPO orders for such AIM Funds and accounts cannot be filled completely, to allocate such transactions in accordance with the following procedures:

AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including market capitalization/liquidity suitability and sector/style suitability of the investment with the AIM Fund’s or account’s investment objective, policies, strategies and current holdings. The allocation of securities issued in IPOs will be made to eligible AIM Funds and accounts on a pro rata basis based on order size.

Brokerage Commissions and Underwriting Discounts

The aggregate dollar amount of brokerage commissions paid by each Fund for the periods outlined in the table below were:

Brokerage commissions paid by each of the Funds listed below during the last three fiscal years ended were as follows:

AIM Dynamics Fund
Year Ended July 31, 2004	$13,546,519
Year Ended July 31, 2003	$16,200,916
Year Ended July 31, 2002	$17,031,628

AIM Small Company Growth Fund
Year Ended July 31, 2004	$5,782,343
Year Ended July 31, 2003	$9,754,435
Year Ended July 31, 2002	$8,603,429

AIM S&P 500 Index Fund
Year Ended July 31, 2004	$37
Year Ended July 31, 2003	$29,063
Year Ended July 31, 2002	$28,857

During the last fiscal year ended July 31, 2004, each Fund allocated the following amount of transactions to broker-dealers that provided AIM with certain research, statistics and other information:

Fund	Transactions	Related Brokerage Commissions
AIM Dynamics Fund	$6,413,153,635.97	$10,893,665.01
AIM Small Company Growth Fund	1,765,677,089.46	4,423,962.70
AIM S&P 500 Index Fund	0.00	0.00

At July 31, 2004, each Fund held debt and equity securities of its regular brokers or dealers, or their parents, as follows:

Fund	Broker or Dealer	Security	Value of Securities at July 31, 2004
AIM Dynamics Fund	Legg Mason, Inc.	Common Stock	$50,132,082
AIM Small Company Growth Fund	Raymond James Financial, Inc.	Common Stock	4,956,777
AIM S&P 500 Index Fund	Goldman Sachs Group, Inc. (The)	Common Stock	932,786
	Bear Stearns Cos., Inc. (The)	Common Stock	191,783
	Lehman Brothers Holdings Inc.	Common Stock	426,208
	Merrill Lynch & Co., Inc.	Common Stock	1,047,302
	Morgan Stanley	Common Stock	1,188,557
	State Street Corp.	Common Stock	314,825
	Bank of America Corp.	Common Stock	3,799,097

Neither the Advisor nor any affiliate of the Advisor receives any brokerage commissions on portfolio transactions effected on behalf of the Funds, and there is no affiliation between the Advisor or any person affiliated with the Advisor or the Funds and any broker-dealer that executes transactions for the Funds.

TAX CONSEQUENCES OF OWNING SHARES OF A FUND

Each Fund has elected to be taxed under Subchapter M of the Code as a regulated investment company and intends to maintain its qualifications as such in each of its taxable years. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities and other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock or securities (the “Income Requirement”). Under certain circumstances, a Fund may be required to sell portfolio holdings to meet this requirement.

Each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the “Asset Diversification Test”). Under this test, at the close of each quarter of each Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund’s current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders and will be eligible for treatment as qualifying dividend income.

Dividends paid by a Fund from net investment income as well as distributions of net realized short-term capital gain and net realized gain from certain foreign currency transactions are taxable for federal income tax purposes as ordinary income to shareholders. After the end of each calendar year, the Funds send shareholders information regarding the amount and character of dividends paid in the year. Dividends eligible for the dividends received deduction will be limited to the aggregate amount of qualifying dividends that a Fund derives from its portfolio investments. After the end of each fiscal year, the Fund sends information to shareholders regarding the amount of dividends paid during the fiscal year that are eligible for the dividends-received deduction.

Ordinary income dividends paid by a Fund to individuals and other noncorporate taxpayers will be treated as qualified dividend income that is subject to tax at a maximum rate of 15% to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, or are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program. In addition, qualifying dividends include dividends paid with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. However, dividends received by a Fund from foreign personal holding companies, foreign investment companies or PFICs are not qualifying dividends. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of a Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by a Fund will be qualifying dividend income.

A Fund realizes a capital gain or loss when it sells a portfolio security for more or less than it paid for that security. Capital gains and losses are divided into short-term and long-term, depending on how long the Fund held the security which gave rise to the gain or loss. If the security was held one year or less the gain or loss is generally considered short-term, while holding a security for more than one year will generate a long-term gain or loss. If total long-term gains on sales exceed total short-term losses, including any losses carried forward from previous years, a Fund will have a net capital gain.

A Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 15% for noncorporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Dividends paid by a Fund from net capital gain are, for federal income tax purposes, taxable to the shareholder as a long-term capital gain regardless of how long a shareholder has held shares of the Fund. Such distributions are not eligible for the dividends-received deduction and will not be treated as qualifying dividend income. After the end of each fiscal year, each Fund sends information to shareholders regarding the amount of capital gain dividends paid during the year.

All dividends and capital gain distributions, to the extent of a Fund’s earnings and profits, are taxable income to the shareholder, whether such dividends and distributions are reinvested in additional shares or paid in cash. If the net asset value of a Fund’s shares should be reduced below a shareholder’s cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be a return of invested capital. Accordingly, if shares of a Fund are purchased shortly before a distribution, a portion of the purchase price of the shares may then be returned to the shareholder as a taxable dividend or capital gain.

If it invests in foreign securities, a Fund may be subject to the withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund unless the Fund meets the qualifications and makes the election to enable it to pass these taxes through to shareholders for use by them as a foreign tax credit or deduction. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

A Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average value of at least 50% of its assets produce, or are held for the production of, passive income. Each Fund intends to “mark-to-market” its stock in any PFIC. In this context, “marking-to-market” means including in ordinary income for each taxable year the excess, if any, of the fair market value of the PFIC stock over the Fund’s adjusted basis in the PFIC stock as of the end of the year. In certain circumstances, a Fund will also be allowed to deduct from ordinary income the excess, if any, of its adjusted basis in PFIC stock over the fair market value of the PFIC stock as of the end of the year. The deduction will only be allowed to the extent of any PFIC mark-to-market gains recognized as ordinary income in prior years. A Fund’s adjusted tax basis in each PFIC stock for which it makes this election will be adjusted to reflect the amount of income included or deduction taken under the election.

Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currencies that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders.

The transfer agent may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders and will not be reported to the Internal Revenue Service (the “IRS”). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by the transfer agent will be computed using the single-category average cost method, although neither the transfer agent nor the Funds recommend any particular method of determining cost basis. Other methods may result in different tax consequences. Even if you have reported gains or losses for a Fund in past years using another basis method, you may be able to use the average cost method for determining gains or losses in the current year. However, once you have elected to use the average cost method, you must continue to use it unless you apply to the IRS for permission to change methods. Likewise, changing to any basis method other than the average cost method requires IRS approval.

If you sell Fund shares at a loss after holding them for six months or less, your loss will be treated as long-term (instead of short-term) capital loss to the extent of any capital gain distributions that you may have received on those shares. Similarly, if you sell Fund shares at a loss after holding them for six months or less, your loss will be disallowed to the extent of any exempt-interest dividends that you may have received on those shares. If you pay a sales charge to acquire shares, that sales charge is generally treated as part of your cost basis for determining gain or loss upon disposition of those shares. However, if you exchange your shares within ninety days of acquisition and the sales charge was paid on the original shares, then the sales charge is not treated as part of your cost basis on the original shares, but instead, carries over to be included as part of your cost basis in the new or replacement shares.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

You should consult your own tax adviser regarding specific questions as to federal, state and local taxes. Dividends and capital gain distributions will generally be subject to applicable state and local taxes. Qualification, for income tax purposes, as a regulated investment company under the Internal Revenue Code of 1986, as amended, does not entail government supervision of management or investment policies. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on November 4, 2004.

PERFORMANCE

From time to time, the Funds’ sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, discussions regarding investment styles, such as the growth, value or GARP (growth at a reasonable price) styles of investing, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

To keep shareholders and potential investors informed, AIM will occasionally advertise the Funds’ total return for one-, five-, and ten-year periods (or since inception). Most advertisements of the Funds will disclose the maximum front-end sales charge imposed on purchases of a Fund’s Class A shares and/or the applicable CDSC imposed on redemptions of a Fund’s Class B and Class C shares. If any advertised performance data does not reflect the maximum front-end sales charge (if any), or the applicable CDSC, such advertisement will disclose that the sales charge or CDSC has not been deducted in computing the performance data, and that, if reflected, such charges would reduce the performance quoted.

Each Fund’s total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for Class A shares reflects the deduction of the maximum front-end sales charge at the time of purchase. Standardized total return for Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period. A 1.00% - 5.00% CDSC may be charged on redemptions of Class B shares held six years or less, other than shares acquired through reinvestment of dividends and other distributions. A 1.00% CDSC may be charged on redemptions of Class C shares held twelve months or less, other than shares acquired through reinvestment of dividends and other distributions. Please see the section entitled “Distributor” for additional information on CDSCs. Total returns quoted in advertising reflect all aspects of a Fund’s return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund’s net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value has been constant over the period. Because average annual returns tend to even out variations in a Fund’s returns, investors should realize that the Fund’s performance is not constant over time, but changes from year to year, and that average annual returns do not represent the actual year-to-year performance of the Fund.

In addition to average annual returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total return shows the actual rate of return on an investment for the period cited; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to “smooth out” fluctuations in a Fund’s investment results, because they do not show the interim variations in performance over the periods cited. Total returns may be quoted with or without taking a Fund’s maximum applicable Class A front-end sales charge or Class B or Class C CDSC into account. Excluding sales charges from a total return calculation produces a higher total return figure.

We may also advertise S&P 500 Index Funds “30-day SEC yield.” “30-day SEC yield” is based on historical earnings and is not intended to indicate future performance. The “30-day SEC yield” of a Fund refers to the income generated by an investment in the Fund over a 30-day period (which period will be stated in the advertisement). This income is then “annualized.” That is, the amount of income generated by the investment during that period is assumed to be generated each 30-day period over a 52-week period and is shown as a percentage of the investment.

The “30-day SEC yield” for S&P 500 Index Fund for the 30 days ended July 31, 2004 was:

Fund	Investor Class	Institutional Class
AIM S&P 500 Index Fund	1.08%	1.46%

More information about the Funds’ recent and historical performance is contained in each Fund’s Annual Report to Shareholders. You can get a free copy by calling or writing to AIS using the telephone number or address on the back cover of the Funds’ Prospectuses.

When we quote mutual fund rankings published by Lipper Inc., we may compare a Fund to others in its appropriate Lipper category, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare a Fund to its peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials.

Performance figures are based on historical earnings and are not intended to suggest future performance.

Average annual total return performance for the one-, five-, and ten-year periods (or since inception) ended July 31, 2004 was:

Fund and Class	1 Year	5 Year	10 Year or Since Inception
Investor Class
AIM Dynamics Fund
Return Before Taxes	10.77%	(5.11)%	9.10%
After Taxes on Distributions	10.77%	(5.33)%	7.26%
After Taxes on Distributions and Sale of Fund Shares	7.00%	(4.30)%	6.92%

AIM Small Company Growth Fund
Return Before Taxes	5.00%	(1.50)%	8.02%
After Taxes on Distributions	5.00%	(2.83)%	4.95%
After Taxes on Distributions and Sale of Fund Shares	3.25%	(1.94)%	5.10%

Fund and Class	1 Year	5 Year	10 Year or Since Inception
AIM S&P 500 Index Fund
Return Before Taxes	12.43%	(3.00)%	3.55%[1]
After Taxes on Distributions	12.13%	(3.36)%	3.15%[1]
After Taxes on Distributions and Sale of Fund Shares	8.13%	(2.69)%	2.35%[1]

Institutional Class
AIM Dynamics Fund
Return Before Taxes	11.19%	N/A	(11.61)%[2]
After Taxes on Distributions	11.19%	N/A	(11.63)%[2]
After Taxes on Distributions and Sale of Fund Shares	7.27%	N/A	(9.54)%[2]
AIM S&P 500 Index Fund
Return Before Taxes	12.77%	(2.92)%	(3.51)%[1]
After Taxes on Distributions	12.37%	(3.51)%	2.89%[1]
After Taxes on Distributions and Sale of Fund Shares	8.37%	(2.75)%	2.69%[1]

Class A - (Including Front-End Sales Charge)
AIM Dynamics Fund
Return Before Taxes	4.56%	N/A	(5.42)%[3]
After Taxes on Distributions	4.56%	N/A	(5.42)%[3]
After Taxes on Distributions and Sale of Fund Shares	2.97%	N/A	(4.58)%[3]
AIM Small Company Growth Fund
Return Before Taxes	(0.85)%	N/A	(5.24)%[3]
After Taxes on Distributions	(0.85)%	N/A	(5.24)%[3]
After Taxes on Distributions and Sale of Fund Shares	0.55%	N/A	(4.43)%[3]

Fund and Class	1 Year	5 Year	10 Year or Since Inception
Class B - (Including CDSC)
AIM Dynamics Fund
Return Before Taxes	4.85%	N/A	(5.14)%[3]
After Taxes on Distributions	4.85%	N/A	(5.14)%[3]
After Taxes on Distributions and Sale of Fund Shares	3.15%	N/A	(4.34)%[3]
AIM Small Company Growth Fund
Return Before Taxes	(0.76)%	N/A	(4.82)%[3]
After Taxes on Distributions	(0.76)%	N/A	(4.82)%[3]
After Taxes on Distributions and Sale of Fund Shares	(0.50)%	N/A	(4.08)%[3]

Class C - (Including CDSC)
AIM Dynamics Fund
Return Before Taxes	8.89%	N/A	(14.93)%[4]
After Taxes on Distributions	8.89%	N/A	(14.94)%[4]
After Taxes on Distributions and Sale of Fund Shares	5.78%	N/A	(12.07)%[4]
AIM Small Company Growth Fund
Return Before Taxes	3.11%	N/A	(14.04)%[4]
After Taxes on Distributions	3.11%	N/A	(14.47)[4]
After Taxes on Distributions and Sale of Fund Shares	2.02%	N/A	(11.58)%[4]

Class K
AIM Dynamics Fund
Return Before Taxes	10.52%	N/A	(11.97)%[5]
After Taxes on Distributions	10.52%	N/A	(11.98)%[5]
After Taxes on Distributions and Sale of Fund Shares	6.84%	N/A	(9.89)%[5]

Fund and Class	1 Year	5 Year	10 Year or Since Inception
AIM Small Company Growth Fund
Return Before Taxes	4.70%	N/A	(4.36)%[6]
After Taxes on Distributions	4.70%	N/A	(4.36)%[6]
After Taxes on Distributions and Sale of Fund Shares	3.06%	N/A	(3.69)%[6]

[1]	Since inception December 22, 1997.
[2]	Since inception May 22, 2000.
[3]	Since inception March 28, 2002.
[4]	Since inception February 14, 2000.
[5]	Since inception November 30, 2000.
[6]	Since inception December 14, 2001.

Average annual total return performance for each of the periods indicated was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1 + T)n = ERV

where:	P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of initial payment

Average annual total return after taxes on distributions and after taxes on distributions and sale of Fund shares was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value, according to the following formula:

After taxes on distributions:

P(1 + T)n =ATVD

where:	P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions)
n = number of years
ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion) after taxes on fund distributions but not after taxes on redemption.

After taxes on distributions and redemption:

P(1 + T)n =ATVDR

where:	P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions and redemption)
n = number of years
ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion) after taxes on fund distributions and redemptions.

The average annual total return performance figures shown above were determined by solving the above formula for “T” for each time period indicated.

The “30-day SEC yield” is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

where:	a = dividends and interest earned during the period
b = expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

In conjunction with performance reports, comparative data between a Fund’s performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

In conjunction with performance reports and/or analyses of shareholder services for a Fund, comparative data between that Fund’s performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, S&P, Lipper Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the NYSE, the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Fund. These sources utilize information compiled (i) internally; (ii) by Lipper Inc.; or (iii) by other recognized analytical services. The Lipper Inc. mutual fund rankings and comparisons which may be used by the Funds in performance reports will be drawn from the following mutual fund groupings, in addition to the broad-based Lipper general fund groupings:

Fund	Lipper Mutual Fund Category
Dynamics Fund	Multi-Cap Growth Funds
Small Company Growth Fund	Small-Cap Growth Funds
S&P 500 Index Fund	S&P 500 Funds

Sources for Fund performance information and articles about the Funds include, but are not limited to, the following:

Advertising Age	Forbes	Nation’s Business
Barron’s	Fortune	New York Times
Best’s Review	Hartford Courant	Pension World
Bloomberg	Inc.	Pensions & Investments

Broker World	Institutional Investor	Personal Investor
Business Week	Insurance Forum	Philadelphia Inquirer
Changing Times	Insurance Week	The Bond Buyer
Christian Science Monitor	Investor’s Business Daily	USA Today
Consumer Reports	Journal of the American	U.S. News & World Report
Economist	Society of CLU & ChFC	Wall Street Journal
FACS of the Week	Kiplinger Letter	Washington Post
Financial Planning	Money	CNN
Financial Product News	Mutual Fund Forecaster	CNBC
Financial Services Week		PBS
Financial World

Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

Bank Rate Monitor	Morningstar, Inc.
Bloomberg	Standard & Poor’s
FactSet Date Systems	Strategic Insight
Lipper, Inc.	Thompson Financial

REGULATORY INQUIRIES AND PENDING LITIGATION

The mutual fund industry as a whole is currently subject to regulatory inquires and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

As described in the prospectuses for the AIM Funds, INVESCO Funds Group, Inc. (“IFG”), the former investment advisor to certain AIM Funds, and A I M Advisors, Inc. (“AIM”), the investment advisor to the AIM Funds, reached final settlements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), the Colorado Division of Securities (“CODS”) and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future. This statement of additional information will be supplemented periodically to disclose any such additional regulatory actions, civil lawsuits and/or regulatory inquiries.

Ongoing Regulatory Inquiries Concerning IFG and AIM

IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. (“NASD”), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor (“DOL”) and the United States Attorney’s Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG.

AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney’s Office for the Southern District of New York, the United States Attorney’s Office for the Central District of California, the United States Attorney’s Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds.

Private Civil Actions Alleging Market Timing

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds’ advisory agreements; interest; and attorneys’ and experts’ fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of October 8, 2004 is set forth in Appendix F-1.

All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the “MDL Court”) for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties. A list identifying the amended complaints in the MDL Court is included in Appendix F-1. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court. This lawsuit is identified in Appendix F-1.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys’ fees and costs. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of October 8, 2004 is set forth in Appendix F-2.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. (“IINA”), AIM Distributors and/or INVESCO Distributors, Inc. (“INVESCO Distributors”)) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds’ advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys’ and experts’ fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of October 8, 2004 is set forth in Appendix F-3.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, AIM Distributors and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys’ and experts’ fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of October 8, 2004 is set forth in Appendix F-4.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. (“AIS”) and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds’ advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys’ and experts’ fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of October 8, 2004 is set forth in Appendix F-5.

APPENDIX A

RATINGS OF DEBT SECURITIES

The following is a description of the factors underlying the debt ratings of Moody’s, S&P and Fitch:

Moody’s Long-Term Debt Ratings

Moody’s corporate ratings areas follows:

Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa rated bonds appear somewhat larger than those securities rated Aaa.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

A-1

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody’s Short-Term Prime Rating System

Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers.

Prime-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Note: In addition, in certain countries the prime rating may be modified by the issuer’s or guarantor’s senior unsecured long-term debt rating.

Moody’s municipal ratings are as follows:

Moody’s	U.S. Long-Term Municipal Bond Rating Definitions

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A-2

Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Also, Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

Moody’s MIG/VMIG US Short-Term Ratings

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody’s Investment Grade (MIG) and are divided into three levels – MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue’s specific structural or credit features.

Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

A-3

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard & Poor’s Long-Term Corporate and Municipal Ratings

Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

S&P describes its ratings for corporate and municipal bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

NR: Not Rated.

A-4

S&P Dual Ratings

S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

S&P Commercial Paper Ratings

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

S&P Short-Term Municipal Ratings

An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependant the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch Long-Term Credit Ratings

Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely

A-5

basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: “investment grade” ratings (international Long-term ‘AAA’ – ‘BBB’ categories; Short-term ‘F1’ – ‘F3’) indicate a relatively low probability of default, while those in the “speculative” or “non-investment grade” categories (international Long-term ‘BB’ – ‘D’; Short-term ‘B’ – ‘D’) either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on ‘AAA’ rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for ‘BBB’ rated bonds was 0.35%, and for ‘B’ rated bonds, 3.0%.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

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Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

NR: Indicates that Fitch does not rate the specific issue.

Withdrawn: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch’s discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

RatingWatch: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

Fitch Speculative Grade Bond Ratings

BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met.

B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

CC: Default of some kind appears probable.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.

Fitch Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

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F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Issues assigned this rating are in actual or imminent payment default.

A-8

APPENDIX B

TRUSTEES AND OFFICERS

As of July 31, 2004

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation or removal as more specifically provided in the Trust’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Other Trusteeship(s) Held by Trustee
Interested Persons

Robert H. Graham[1] — 1946 Trustee and President	2003

Director and Chairman, A I M Management Group Inc. (financial services holding company); Director and Vice Chairman, AMVESCAP PLC and Chairman of AMVESCAP PLC – AIM Division (parent of AIM and a global investment management firm)

Formerly: President and Chief Executive Officer, A I M Management Group Inc.; Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director and Chairman, A I M Capital Management, Inc. (registered investment advisor), A I M Distributors, Inc. (registered broker dealer), AIM Investment Services, Inc., (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC – Managed Products

			None

Mark H. Williamson[2] — 1951 Trustee and Executive Vice President	1998

Director, President and Chief Executive Officer, A I M Management Group Inc. (financial services holding company); Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director, A I M Capital Management, Inc. (registered investment advisor) and A I M Distributors, Inc. (registered broker dealer); Director and Chairman, AIM Investment Services, Inc., (registered transfer agent), Fund Management Company (registered broker dealer); and INVESCO Distributors, Inc. (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC – AIM Division (parent of AIM and a global investment management firm)

Formerly: Director, Chairman, President and Chief Executive Officer, INVESCO Funds Group, Inc.; President and Chief Executive Officer, INVESCO Distributors, Inc.; Chief Executive Officer, AMVESCAP PLC – Managed Products; Chairman and Chief Executive Officer of NationsBanc Advisors, Inc.; and Chairman of NationsBanc Investments, Inc.

			None

[1]	Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
[2]	Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Other Trusteeship(s) Held by Trustee
Independent Trustees

Bruce L. Crockett[3] — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); and Captaris, Inc. (unified messaging provider)

Bob R. Baker — 1936 Trustee	1983	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Partner, law firm of Baker & McKenzie	Badgley Funds, Inc. (registered investment company)

James T. Bunch — 1942 Trustee	2000	Co-President and Founder, Green, Manning & Bunch Ltd. (investment banking firm); and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	None

Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management) and Magellan Insurance Company

Formerly: Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; and director of various affiliated Volvo companies

			Cortland Trust, Inc. (Chairman) (registered investment company); Annuity and Life Re (Holdings), Ltd. (insurance company)

Edward K. Dunn, Jr. — 1935 Trustee	2003	Retired Formerly: Chairman, Mercantile Mortgage Corp.; President and Chief Operating Officer, Mercantile-Safe Deposit & Trust Co.; and President, Mercantile Bankshares Corp.	None

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company) and Texana Timber LP (sustainable forestry company)	Administaff ; and Discovery Global Education Fund (non-profit)

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Cortland Trust, Inc. (registered investment company)

Gerald J. Lewis — 1933 Trustee	2000	Chairman, Lawsuit Resolution Services (San Diego, California) Formerly: Associate Justice of the California Court of Appeals	General Chemical Group, Inc.

Prema Mathai-Davis — 1950 Trustee	2003	Formerly: Chief Executive Officer, YWCA of the USA	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	None

[3]	Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Other Trusteeship(s) Held by Trustee
Ruth H. Quigley — 1935 Trustee	2003	Retired	None

Louis S. Sklar — 1939 Trustee	2003	Executive Vice President, Development and Operations, Hines Interests Limited Partnership (real estate development company)	None

Larry Soll, — 1942 Trustee	1997	Retired	None

Other Officers

Lisa O. Brinkley[4] — 1959 Senior Vice President and Chief Compliance Officer	2004

Senior Vice President, A I M Management Group Inc. (financial services holding company); Senior Vice President and Chief Compliance Officer, A I M Advisors, Inc.; Vice President and Chief Compliance Officer, A I M Capital Management, Inc. and AIM Distributors, Inc; and Vice President, AIM Investment Services, Inc. and Fund Management Company

Formerly: Senior Vice President and Compliance Director, Delaware Investments Family of Funds

			N/A

Kevin M. Carome – 1956 Senior Vice President, Secretary and Chief Legal Officer	2003

Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; Director and Vice President, INVESCO Distributors, Inc.; Vice President, A I M Capital Management, Inc., A I M Distributors, Inc. and AIM Investment Services, Inc.; and Director, Vice President and General Counsel, Fund Management Company

Formerly: Senior Vice President and General Counsel, Liberty Financial Companies, Inc.; and Senior Vice President and General Counsel, Liberty Funds Group, LLC

			N/A

Robert G. Alley — 1948 Vice President	2003	Managing Director, Chief Fixed Income Officer, and Senior Investment Officer, A I M Capital Management, Inc. and Vice President, A I M Advisors, Inc.	N/A

Stuart W. Coco – 1955 Vice President	2003	Managing Director and Director of Money Market Research and Special Projects, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2003	Director of Cash Management, Managing Director and Chief Cash Management Officer, A I M Capital Management, Inc.; Director and President, Fund Management Company; and Vice President, A I M Advisors, Inc.	N/A

[4]	Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Other Trusteeship(s) Held by Trustee
Sidney M. Dilgren — 1961 Vice President and Treasurer	2004	Vice President and Fund Treasurer, A I M Advisors, Inc.; Formerly: Vice President, A I M Distributors, Inc.; and Senior Vice President, AIM Investment Services, Inc.	N/A

Edgar M. Larsen— 1940 Vice President	2003

Director and Executive Vice President, A I M Management Group Inc., Senior Vice President, A I M Advisors, Inc.; and Chairman, President, Director of Investments, Chief Executive Officer and Chief Investment Officer, A I M Capital Management, Inc.

Formerly: Director of AIM Advisors, Inc.

			N/A

Trustee Ownership Of Fund Shares As Of December 31, 2003

Name of Trustee	Dollar Range of Equity Securities Per Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in The AIM Family of Funds®
Robert H. Graham	AIM Dynamics Fund	$50,001 - $100,000	Over $100,000
Mark H. Williamson	AIM Dynamics Fund	$50,000 - $100,000	Over $100,000
Bob R. Baker	AIM Dynamics Fund AIM Mid Cap Stock Fund AIM Small Company Growth Fund AIM S&P 500 Index Fund	$1 - $10,000 $1 - $10,000 $1 - $10,000 $1 - $10,000	Over $100,000
Frank S. Bayley	-0-		$50,001 – $100,000
James T. Bunch	AIM Dynamics Fund AIM Mid Cap Stock Fund AIM Small Company Growth Fund AIM S&P 500 Index Fund	$1 - $10,000 $1 - $10,000 $1 - $10,000 $1 - $10,000	Over $100,000
Bruce L. Crockett	-0-		$10,001 – $50,000
Albert R. Dowden	-0-		Over $100,000
Edward K. Dunn, Jr.	-0-		Over $100,000(5)
Jack M. Fields	-0-		Over $100,000(5)
Carl Frischling	-0-		Over $100,000(5)
Gerald J. Lewis	AIM Dynamics Fund AIM Mid Cap Stock Fund AIM Small Company Growth Fund AIM S&P 500 Index Fund	$10,001 - $50,000 $1 - $10,000 $1 - $10,000 $1 - $10,000	$50,001 – $100,000
Prema Mathai-Davis	-0-		$1 – $10,000(5)
Lewis F. Pennock	-0-		$50,001 — $100,000
Ruth H. Quigley	-0-		$1 – $10,000
Louis S. Sklar	-0-		Over $100,000(5)

[5]	Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

Name of Trustee	Dollar Range of Equity Securities Per Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in The AIM Family of Funds®
Larry Soll	AIM Dynamics Fund AIM Mid Cap Stock Fund AIM Small Company Growth Fund AIM S&P 500 Index Fund	$10,000 - $50,000 $1 - $10,000 $50,001 - $100,000 $1 - $10,000	Over $100,000

APPENDIX C

TRUSTEE COMPENSATION TABLE

Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2003:

Trustee	Aggregate Compensation from the Trust(1)	Retirement Benefits Accrued by All AIM Funds	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From All AIM Funds(3)
Bob R. Baker	$15,576	$32,635	$114,131	$154,554
Frank S. Bayley(4)	5,361	131,228	90,000	159,000
James T. Bunch	14,836	20,436	90,000	138,679
Bruce L. Crockett(4)	5,361	46,000	90,000	160,000
Albert R. Dowden(4)	5,361	57,716	90,000	159,000
Edward K. Dunn, Jr.(4)	5,361	94,860	90,000	160,000
Jack M. Fields(4)	5,361	28,036	90,000	159,000
Carl Frischling(4)	5,320	40,447	90,000	160,000
Gerald J. Lewis	14,432	20,436	90,000	142,054
Prema Mathai-Davis(4)	5,361	33,142	90,000	160,000
Lewis F. Pennock(4)	5,361	49,610	90,000	160,000
Ruth H. Quigley(4)	5,361	126,050	90,000	160,000
Louis S. Sklar(4)	5,361	72,786	90,000	160,000
Larry Soll	14,432	48,830	108,090	140,429

(1)	Amounts shown are based upon the fiscal year ended July 31, 2004. Ms. Sueann Ambron and Messrs. Victor L. Andrews, Lawrence H. Budner and John W. McIntrye served as directors of AIM Stock Funds, Inc. prior to October 21, 2003. During the fiscal year ended July 31, 2004, the aggregate compensation received from the Company by Ms. Ambron and Messrs. Andrews, Budner, and McIntrye was $12,037, $9,241, $9,241 and $9,535, respectively. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended July 31, 2004 including earnings was $35,221.56.
(2)	These amounts represent the estimated annual benefits payable by the AIM Funds upon the trustees’ retirement. These estimated benefits assume each trustee serves until his or her normal retirement date and has ten years of service.
(3)	All trustees currently serve as trustee of 19 registered investment companies advised by AIM.
(4)	Messrs. Bayley, Crockett, Dowden, Dunn, Fields, Frischling, Pennock and Sklar, Dr. Mathai-Davis and Miss Quigley were elected as trustees of the Trust on October 21, 2003.

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APPENDIX D

PROXY POLICIES AND PROCEDURES

(AIM Dynamics Fund & AIM Small Company Growth Fund)

(as amended September 16, 2004)

A.	Proxy Policies

Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and AIM Alternative Asset Management Company (each an “AIM Advisor” and collectively “AIM”) has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company’s board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company’s board of directors, and we do not currently expect that trend to change. Although AIM’s proxy voting policies are stated below, AIM’s proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

I.	Boards Of Directors

A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.

There are some actions by directors that should result in votes being withheld. These instances include directors who:

•	Are not independent directors and (a) sit on the board’s audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

•	Attend less than 75 percent of the board and committee meetings without a valid excuse;

•	Implement or renew a dead-hand or modified dead-hand poison pill;

•	Sit on the boards of an excessive number of companies;

•	Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

•	Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Portfolio manager’s assessment;

•	Qualifications of director nominees (both slates);

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

•	Background to the proxy contest.

II.	Independent Auditors

A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company’s auditors unless:

•	It is not clear that the auditors will be able to fulfill their function;

•	There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company’s financial position; or

•	The auditors have a significant professional or personal relationship with the issuer that compromises the auditors’ independence.

III.	Compensation Programs

Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders’ ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

•	We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

•	We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

•	We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock’s current market price, ability to issue reload options, or automatic share replenishment (“evergreen”) feature.

•	We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

•	We will generally support the board’s discretion to determine and grant appropriate cash compensation and severance packages.

IV.	Corporate Matters

We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company’s industry and performance in terms of shareholder returns.

•	We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

•	We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

•	We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company’s industry and performance in terms of shareholder returns.

•	We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

V.	Shareholder Proposals

Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal’s impact on the company’s short-term and long-term share value, its effect on the company’s reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company’s overall corporate governance provisions, and the reasonableness of the request.

•	We will generally abstain from shareholder social and environmental proposals.

•	We will generally support the board’s discretion regarding shareholder proposals that involve ordinary business practices.

•	We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company’s corporate governance standards indicate that such additional protections are warranted.

•	We will generally vote for proposals to lower barriers to shareholder action.

•	We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of “TIDE” provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

VI.	Other

•	We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

•	We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

•	We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

AIM’s proxy policies, and the procedures noted below, may be amended from time to time.

B.	Proxy Committee Procedures

The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers’ views regarding a proposal’s impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.

AIM’s proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries (“ISS”), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds’ Board of Trustees on a periodic basis regarding issues where AIM’s votes do not follow the recommendation of ISS or another provider because AIM’s proxy policies differ from those of such provider.

In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds’ Board of Trustees:

1.	Other than by voting proxies and participating in Creditors’ committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

2.	AIM will not publicly announce its voting intentions and the reasons therefore.

3.	AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

4.	All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM’s concerns for its advisory clients’ interests and not for an attempt to influence or control management.

C.	Business/Disaster Recovery

If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS’ proxy policies and procedures, which may vary slightly from AIM’s.

D.	Restrictions Affecting Voting

If a country’s laws allow a company in that country to block the sale of the company’s shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager’s ability to trade in a stock in order to vote at a shareholder meeting.

E.	Conflicts of Interest

The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM’s interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM’s relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM’s relationship with the company into account, and will vote the company’s proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

In the event that AIM’s proxy policies and voting record do not guide the proxy committee’s vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds’ Board of Trustees in the next quarterly report.

To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

F.	Fund of Funds

When an AIM Fund that invests in another AIM Fund(s) has the right to vote on the proxy of the underlying AIM Fund, AIM will seek guidance from the Board of Trustees of the investing AIM Fund on how to vote such proxy.

PROXY VOTING POLICIES

(AIM S&P 500 Index Fund)

THE PROXY VOTING POLICIES APPLICABLE TO THE FUNDS FOLLOW:

GENERAL POLICY

INVESCO Institutional (NA), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. (“INVESCO”) each has responsibility for making investment decisions that are in the best interest of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

As a fiduciary, INVESCO believes that it has a duty to manage clients’ assets solely in the best interest of the clients and that the ability to vote proxies is a client asset. Accordingly, INVESCO has a duty to vote proxies in a manner in which it believes will add value to the client’s investment.

INVESCO is regulated by various state and federal laws, such as the Investment Advisers Act of 1940, the Investment Company Act of 1940, and the Employee Retirement Income Security Act of 1974 (“ERISA”). Because there may be different proxy voting standards for ERISA and non-ERISA clients, INVESCO’s policy is to apply the proxy voting policies and procedures described herein to all of its clients. Any discussion herein which refers to an ERISA or non-ERISA situation is used for reference only.

INVESCO may amend its proxy policies and procedures from time to time without prior notice to its clients.

BACKGROUND

ERISA fiduciary standards relating to proxy voting have not been interpreted until more recent times.

Due to the large number of mergers and acquisitions in the 1980s and the growing importance of institutional investors in the equity markets, the Department of Labor (“DOL”), which enforces fiduciary standards for ERISA plan sponsors and managers, took the position that the right to vote shares of stock owned by a pension plan is, in itself, an asset of the plan. Thus, the “Wall Street Rule” of “vote with management (or abstain from voting) or sell the stock” was under scrutiny.

In 1988, the DOL stated, in the “Avon Letter”, that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock. Accordingly, where the authority to manage plan assets has been delegated to an investment manager pursuant to ERISA, no person other than the investment manager has authority to vote proxies appurtenant to such plan assets, except to the extent the named fiduciary has reserved to itself the right to direct a plan trustee regarding the voting of proxies.

In 1990, in the “Monks Letter”, the DOL stated that an ERISA violation would occur if the investment manager is explicitly or implicitly assigned the authority to vote proxies appurtenant to certain plan-owned stock and the named fiduciary, trustee or any person other than the investment manager makes the decision on how to vote the same proxies. Thus, according to the DOL, if the investment management contract expressly provides that the investment manager is not required to vote proxies, but does not expressly preclude the investment manager from voting the relevant proxies, the investment manager would have the exclusive fiduciary responsibility for voting the proxies. In contrast, the DOL pointed out that if either the plan document or the investment management contract expressly precludes the investment manager from voting proxies, the responsibility for voting proxies lies exclusively with the trustee.

In 1994, in its Interpretive Bulletin 94-2 (“94-2”), the DOL reiterated and supplemented the Avon and Monks Letters. In addition, 94-2 extended the principles put forth in the Avon and Monks Letters to voting of proxies on shares of foreign corporations. However, the DOL recognized that the cost of exercising a vote on a particular proxy proposal could exceed any benefit that the plan could expect to gain in voting on the proposal. Therefore, the plan fiduciary had to weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interest of the plan’s participants and beneficiaries.

In January 2003, the Securities and Exchange Commission (“SEC”) adopted regulations regarding Proxy Voting by investment advisers (SEC Release No. IA-2106). These regulations required investment advisers to (1) adopt written proxy voting policies and procedures which describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting and which also addresses how the adviser resolves those conflicts in the bet interest of clients; (2) disclose to clients how they can obtain information from the adviser on how the adviser voted the proxies; and (3) describe to clients its proxy voting policies and procedure to clients and, upon request, furnish a copy of them to clients.

PROXY VOTING POLICY

Consistent with the fiduciary standards discussed above, INVESCO will vote proxies unless either the named fiduciary (e.g., the plan sponsor) retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith (i.e., foreign proxies). In voting such proxies, INVESCO will act prudently, taking into consideration those factors that may affect the value of the security and will vote such proxies in a manner in which, in its opinion, is in the best interests of clients.

PROXY COMMITTEE

The INVESCO Proxy Committee will establish guidelines and procedures for voting proxies and will periodically review records on how proxies were voted.

The Proxy Committee will consist of certain of INVESCO’s equity investment professionals and non-equity investment professionals.

PROXY MANAGER

The Proxy Committee will appoint a Proxy Manager and/or hire a third-party Proxy Agent to analyze proxies, act as a liaison to the Proxy Committee and manage the proxy voting process, which process includes the voting of proxies and the maintenance of appropriate records.

The Proxy Manager will exercise discretion to vote proxies within the guidelines established by the Proxy Committee. The Proxy Manager will consult with the Proxy Committee in determining how to vote proxies for issues not specifically covered by the proxy voting guidelines adopted by the Proxy Committee or in situations where the Proxy Manager or members of the Committee determine that consultation is prudent.

CONFLICTS OF INTEREST

In effecting our policy of voting proxies in the best interests of our clients, there may be occasions where the voting of such proxies may present an actual or perceived conflict of interest between INVESCO, as the investment manager, and clients.

Some of these potential conflicts of interest situations include, but are not limited to, (1) where INVESCO (or an affiliate) manage assets, administer employee benefit plans, or provides other financial services or products to companies whose management is soliciting proxies and failure to vote proxies in favor of the management of such a company may harm our (or an affiliate’s) relationship with the company; (2) where INVESCO (or an affiliate) may have a business relationship, not with the company, but with a proponent of a proxy proposal and where INVESCO (or an affiliate) may manage assets for the proponent; or (3) where INVESCO (or an affiliate) or any member of the Proxy Committee may have personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or where INVESCO (or an affiliate) or any member of the Proxy Committee may have a personal interest in the outcome of a particular matter before shareholders.

In order to avoid even the appearance of impropriety, in the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where we have invested clients’ funds in that company’s shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best interest of all of our clients.

In addition, members of the Proxy Committee must notify INVESCO’s Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company’s representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings the INVESCO Management Committee. In the event that it is determined that improper influence was made, the Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company’s Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where the clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best interest of clients.

Furthermore, members of the Proxy Committee must advise INVESCO’s Chief Compliance Officer and fellow Committee members of any actual or potential conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.

PROXY VOTING PROCEDURES

The Proxy Manager will:

•	Vote proxies;

•	Take reasonable steps to reconcile proxies received by INVESCO and/or a third-party Proxy Agent who administers the vote with shares held in the accounts;

•	Document the vote and rationale for each proxy voted (routine matters are considered to be documented if a proxy is voted in accordance with the Proxy Voting Guidelines established by the Proxy Committee);

•	If requested, provide to clients a report of the proxies voted on their behalf.

PROXY VOTING GUIDELINES

The Proxy Committee has adopted the following guidelines in voting proxies:

I.	Corporate Governance

INVESCO will evaluate each proposal separately. However, INVESCO will generally vote FOR a management sponsored proposal unless it believes that adoption of the proposal may have a negative impact on the economic interests of shareholders.

INVESCO will generally vote FOR

•	Annual election of directors

•	Appointment of auditors

•	Indemnification of management or directors or both against negligent or unreasonable action

•	Confidentiality of voting

•	Equal access to proxy statements

•	Cumulative voting

•	Declassification of Boards

•	Majority of Independent Directors

INVESCO will generally vote AGAINST

•	Removal of directors from office only for cause or by a supermajority vote

•	“Sweeteners” to attract support for proposals

•	Unequal voting rights proposals (“superstock”)

•	Staggered or classified election of directors

•	Limitation of shareholder rights to remove directors, amend by-laws, call special meetings, nominate directors, or other actions to limit or abolish shareholder rights to act independently such as acting by written consent

•	Proposals to vote unmarked proxies in favor of management

•	Proposals to eliminate existing pre-emptive rights

II.	Takeover Defense and Related Actions

INVESCO will evaluate each proposal separately. Generally, INVESCO will vote FOR a management sponsored anti-takeover proposal which (1) enhances management’s bargaining position and (2) when combined with other anti-takeover provisions, including state takeover laws, does not discourage serious offers. INVESCO believes that generally four or more anti-takeover measures, which can only be repealed by a super-majority vote, are considered sufficient to discourage serious offers and therefore should be voted AGAINST.

INVESCO will generally vote FOR

•	Fair price provisions

•	Certain increases in authorized shares and/or creation of new classes of common or preferred stock

•	Proposals to eliminate greenmail provisions

•	Proposals to eliminate poison pill provisions

•	Proposals to re-evaluate or eliminate in-place “shark repellents”

INVESCO will generally vote AGAINST

•	Proposals authorizing the company’s board of directors to adopt, amend or repeal by-laws without shareholders’ approval

•	Proposals authorizing the company’s management or board of directors to buy back shares at premium prices without shareholders’ approval

III.	Compensation Plans

INVESCO will evaluate each proposal separately. INVESCO believes that in order for companies to recruit, promote and retain competent personnel, companies must provide appropriate and competitive compensation plans. INVESCO will generally vote FOR management sponsored compensation plans, which are reasonable, industry competitive and not unduly burdensome to the company in order for the company to recruit, promote and retain competent personnel.

INVESCO will generally vote FOR

•	Stock option plans and/or stock appreciation right plans

•	Profit incentive plans provided the option is priced at 100% fair market value

•	Extension of stock option grants to non-employee directors in lieu of their cash compensation provided the option is priced at or about the then fair market value

•	Profit sharing, thrift or similar savings plans

INVESCO will generally vote AGAINST

•	Stock option plans that permit issuance of loans to management or selected employees with authority to sell stock purchased by the loan without immediate repayment, or that are overly generous (below market price or with appreciation rights paying the difference between option price and the stock, or permit pyramiding or the directors to lower the purchase price of outstanding options without a simultaneous and proportionate reduction in the number of shares available)

•	Incentive plans which become effective in the event of hostile takeovers or mergers (golden and tin parachutes)

•	Proposals creating an unusually favorable compensation structure in advance of a sale of the company

•	Proposals that fail to link executive compensation to management performance

•	Acceleration of stock options/awards if the majority of the board of directors changes within a two year period

•	Grant of stock options to non-employee directors in lieu of their cash compensation at a price below 100% fair market value

•	Adoption of a stock purchase plan at less than 85% of fair market value

IV.	Capital Structure, Classes of Stock and Recapitalization

INVESCO will evaluate each proposal separately. INVESCO recognizes that from time to time companies must reorganize their capital structure in order to avail themselves of access to the capital markets and in order to restructure their financial position in order to raise capital and to be better capitalized. Generally, INVESCO will vote FOR such management sponsored reorganization proposals if such proposals will help the company gain better access to the capital markets and to attain a better financial position. INVESCO will generally vote AGAINST such proposals that appear to entrench management and do not provide shareholders with economic value.

INVESCO will generally vote FOR

•	Proposals to reincorporate or reorganize into a holding company

•	Authorization of additional common or preferred shares to accommodate a stock split or other business purposes not related to anti-takeover measures as long as the increase is not excessive and a valid need has been proven

INVESCO will generally vote AGAINST

•	Proposals designed to discourage mergers and acquisitions in advance

•	Proposals to change state of incorporation to a state less favorable to shareholders’ interests

•	Reincorporating in another state to implement anti-takeover measures

V.	Social Responsibility

INVESCO will evaluate each proposal separately. INVESCO believes that a corporation, if it is in a solid financial position and can afford to do so, has an obligation to return certain largesse to the communities in which it operates. INVESCO believes that the primary mission of a company is to be profitable. However, where a company has proven that it is able to sustain a level of profitability and the market price of the company’s shares reflect an appropriate economic value for such shares, INVESCO will generally vote FOR certain social responsibility initiatives. INVESCO will generally vote AGAINST proposed social responsibility initiatives if it believes that the company already has adequate policies and procedures in place and it should focus its efforts on enhancing shareholder value where the assets and resources involved could be put to better use in obtaining profits.

INVESCO will generally vote FOR

•	International Labor Organization Principles

•	Resolutions seeking Basic Labor Protections and Equal Employment Opportunity

•	Expanding EEO/Social Responsibility Reporting

RECORD KEEPING

The Proxy Manager will take necessary steps to retain proxy voting records for the period of time as required by regulations.

APPENDIX E

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust’s equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

All information listed below is as of November 1, 2004.

AIM Dynamics Fund

	Investor Class Shares	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Institutional Class Shares
Name and Address of Principal Holder	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record
AIM Aggressive Asset Allocation Fund Omnibus Account c/o AIM Advisors 11 Greenway Plaza, Suite 100 Houston, TX 77046-1173	—	—	—	—	—	14.89%

American Express Trust American Express Trust Retirement Services Plans Attn: Chris Hunt 996 AXP Financial Ctr. Minneapolis, MN 55474-0009	—	—	—	—	—	82.04%

E-1

	Investor Class Shares	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Institutional Class Shares
Name and Address of Principal Holder	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record
Charles Schwab & Co. Inc. Special Custody For the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St., San Francisco, CA 94104-4122	9.13%	23.48%	—	—	—	—

Connecticut General Life Ins c/o Hector Flores H18D One Commercial Plaza 280 Trumbull St. Hartford Ct. 06103-3509	5.87%	—	—	—	—	—

Delaware Charter Guarantee & Trust FBO Principal Financial Group OMNIBUS Qualified 711 High St. Des Moines, IA 50392-0002	—	—	—	—	6.98%	—

FIIOC Agent Employee Benefit Plans 100 Magallan Way KW1C Covington, KY 41015-1987	6.44%	—	—	—	—	—

Merrill Lynch 4800 Deer Lake Dr East Jacksonville FL 32246-6484	—	—	11.39%	—	14.15%	—

Morgan Stanley DW Attn: Mutual Fund Operations 3 Harborside Pl. Floor 6 Jersey City, NJ 07311-3907	—	—	11.02%	—	—	—

E-2

	Investor Class Shares	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Institutional Class Shares
Name and Address of Principal Holder	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record
Prudential Investment FBO Mutual Fund Clients Attn: Pruchoice Unit Mail Stop 194-201 194 Wood Ave. S Iselin, NJ 08830-2710	—	7.36%	—	—	—	—

Saxon & Co. P. O. Box 7780-1888 Philadelphia PA 19182-0001	—	—	—	—	59.88%	—

Transamerica Life Ins & Annuity Co. Attn: Daisy Lo Retirement Services-Separate Acct. P. O. Box 30368 Los Angeles, CA 90030-0368	—	35.72%	—	—	—	—

AIM Mid Cap Stock Fund

	Investor Class Shares	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Institutional Class Shares
Name and Address of Principal Holder	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record
AIM Moderate Asset Allocation Fund Omnibus Account c/o AIM Advisors 11 Greenway Plaza, Ste 100 Houston, TX 77046	—	—	—	—	—	84.15%

E-3

	Investor Class Shares	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Institutional Class Shares
Name and Address of Principal Holder	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record
AMVESCAP Natl TC Cust IRA R/O 17569 Plum Creek Trl Chagrin Falls, OH 44023-5605	—	—	6.54%	—	—	—

Charles Schwab & Co. Inc. Special Custody For the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St., San Francisco, CA 94104-4122	—	39.17%	—	-0-	-0-	-0-

Merrill Lynch 4800 Deer Lake Dr East Jacksonville FL 32246-6484	—	5.26%	5.09%	5.06%	—	—

Robert J. Salmen 7303 Bainbridge Solon Rd. Chagrin Falls, OH 44023-1403	—	—	—	5.46%	—	—

AIM Small Company Growth Fund

	Investor Class Shares	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Institutional Class Shares
Name and Address of Principal Holder	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record
Charles Schwab & Co. Inc. Special Custody Acct for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St., San Francisco, CA 94104-4122	12.95%	22.30%	—	—	—	—

Citigroup Global Markets House Account Attn: Cindy Tempesta 7th Floor 333 West 34th Street New York NY 10001-2402	—	—	5.35%	6.67%	—	—

E-4

	Investor Class Shares	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Institutional Class Shares
Name and Address of Principal Holder	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record
Connecticut General Life Ins. One Commercial Plaza 280 Trumbull St. Hartford, CT 06103-3509	—	—	—	—	—	9.98%

Dain Rauscher Inc. P. O. Box 997	—	8.36%	—	—	—	—

Dain Rauscher Inc. P. O. Box 997	—	8.35%	—	—	—	—

Delaware Charter Guarantee & Trust 711 High Street Des Moines, IA 50392-0002	—	—	—	—	96.81%	—

FIIOC Agent Employee Benefit Plans 100 Magellan Way KW1C Covington, KY 41015-1987	10.55%	—	—	—	—	—

First Clearing Corporation P. O. Box 808 Lexington, NC 27293-0808	—	—	—	6.35%	—	—

Nationwide Life Insurance Co. QPVA (EISP) IPO Portfolio Accounting P. O. Box 182029 Columbus, OH 43218-2029	7.97%	—	—	—	—	—

Nationwide Trust c/o IPO Portfolio Acct. P. O. Box 182029 Columbus, OH 43218-2029	5.20%	—	—	—	—	—

E-5

AIM S&P 500 Index Fund

	Investor Class Shares	Institutional Class Shares
Name and Address of Principal Holder	Percentage Owned of Record	Percentage Owned of Record
AMVESCAP National Trust Co. P. O. Box 105779 Atlanta, GA 30348-5779	8.22%	—

BISYS Retirement Services 700 17th Street Suite 300 Denver, CO 80202-3531	—	7.39%

INVESCO Trust Co. TR 3600 E. Pontiac St. Fort Wayne, IN 46803-3804	—	5.96%

Wilmington Trust Comp 301 W. 11th St. Wilmington, DE 19801-1519	—	70.34%

Management Ownership

As of November 1, 2004, the trustees and officers as a group owned less than 1% of the outstanding shares of each class of each Fund.

E-6

APPENDIX F-1

PENDING LITIGATION ALLEDGING MARKET TIMING

The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties and make allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG, concerning market timing activity in the AIM Funds. These lawsuits either have been served or have had service of process waived as of October 8, 2004.

RICHARD LEPERA, On Behalf Of Himself And All Others Similarly Situated, v. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., INVESCO BOND FUNDS, INC., INVESCO SECTOR FUNDS, INC. AND DOE DEFENDANTS 1-100, in the District Court, City and County of Denver, Colorado, (Civil Action No. 03-CV-7600), filed on October 2, 2003. This claim alleges: common law breach of fiduciary duty; common law breach of contract; and common law tortious interference with contract. The plaintiff in this case is seeking: compensatory and punitive damages; injunctive relief; disgorgement of revenues and profits; and costs and expenses, including counsel fees and expert fees.

MIKE SAYEGH, On Behalf of the General Public, v. JANUS CAPITAL CORPORATION, JANUS CAPITAL MANAGEMENT LLC, JANUS INVESTMENT FUND, EDWARD J. STERN, CANARY CAPITAL PARTNERS LLC, CANARY INVESTMENT MANAGEMENT LLC, CANARY CAPITAL PARTNERS LTD., KAPLAN & CO. SECURITIES INC., BANK ONE CORPORATION, BANC ONE INVESTMENT ADVISORS, THE ONE GROUP MUTUAL FUNDS, BANK OF AMERICA CORPORATION, BANC OF AMERICA CAPITAL MANAGEMENT LLC, BANC OF AMERICA ADVISORS LLC, NATIONS FUND INC., ROBERT H. GORDON, THEODORE H. SIHPOL III, CHARLES D. BRYCELAND, SECURITY TRUST COMPANY, STRONG CAPITAL MANAGEMENT INC., JB OXFORD & COMPANY, ALLIANCE CAPITAL MANAGEMENT HOLDING L.P., ALLIANCE CAPITAL MANAGEMENT L.P., ALLIANCE CAPITAL MANAGEMENT CORPORATION, AXA FINANCIAL INC., ALLIANCEBERNSTEIN REGISTRANTS, GERALD MALONE, CHARLES SCHAFFRAN, MARSH & MCLENNAN COMPANIES, INC., PUTNAM INVESTMENTS TRUST, PUTNAM INVESTMENT MANAGEMENT LLC, PUTNAM INVESTMENT FUNDS, AND DOES 1-500, in the Superior Court of the State of California, County of Los Angeles (Case No. BC304655), filed on October 22, 2003 and amended on December 17, 2003 to substitute INVESCO Funds Group, Inc. and Raymond R. Cunningham for unnamed Doe defendants. This claim alleges unfair business practices and violations of Sections 17200 and 17203 of the California Business and Professions Code. The plaintiff in this case is seeking: injunctive relief; restitution, including pre-judgment interest; an accounting to determine the amount to be returned by the defendants and the amount to be refunded to the public; the creation of an administrative process whereby injured customers of the defendants receive their losses; and counsel fees.

RAJ SANYAL, Derivatively On Behalf of NATIONS INTERNATIONAL EQUITY FUND, v. WILLIAM P. CARMICHAEL, WILLIAM H. GRIGG, THOMAS F. KELLER, CARL E. MUNDY, JR., CORNELIUS J. PINGS, A. MAX WALKER, CHARLES B. WALKER, EDMUND L. BENSON, III, ROBERT H. GORDON, JAMES B. SOMMERS, THOMAS S. WORD, JR., EDWARD D. BEDARD, GERALD MURPHY, ROBERT B. CARROLL, INVESCO GLOBAL ASSET MANAGEMENT, PUTNAM INVESTMENT MANAGEMENT, BANK OF AMERICA CORPORATION, MARSICO CAPITAL MANAGEMENT, LLC, BANC OF AMERICA ADVISORS, LLC, BANC OF AMERICA CAPITAL MANAGEMENT, LLC, AND NATIONS FUNDS TRUST, in the Superior Court Division,

F-1

State of North Carolina (Civil Action No. 03-CVS-19622), filed on November 14, 2003. This claim alleges common law breach of fiduciary duty; abuse of control; gross mismanagement; waste of fund assets; and unjust enrichment. The plaintiff in this case is seeking: injunctive relief, including imposition of a constructive trust; damages; restitution and disgorgement; and costs and expenses, including counsel fees and expert fees.

L. SCOTT KARLIN, Derivatively On Behalf of INVESCO FUNDS GROUP, INC. v. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 (“Investment Company Act”), and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

RICHARD RAVER, Individually and On Behalf of All Others Similarly Situated, v. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC, AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act of 1933 (the “Securities Act”); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the “Exchange Act”); Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

JERRY FATTAH, Custodian For BASIM FATTAH, Individually and On Behalf of All Others Similarly Situated, v. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (formerly known as INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER’S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER’S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME

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FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (collectively known as the “INVESCO FUNDS”), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (collectively known as the “INVESCO FUNDS REGISTRANTS”), AMVESCAP PLC, INVESCO FUNDS GROUP INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2456), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

EDWARD LOWINGER and SHARON LOWINGER, Individually and On Behalf of All Others Similarly Situated, v. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER’S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER’S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (collectively known as the “INVESCO FUNDS”), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (collectively known as the “INVESCO FUNDS REGISTRANTS”), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

JOEL GOODMAN, Individually and On Behalf of All Others Similarly Situated, v. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges common law breach of fiduciary duty and aiding

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and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including counsel fees and expert fees; and equitable relief.

STEVEN B. EHRLICH, Custodian For ALEXA P. EHRLICH, UGTMA/FLORIDA, and DENNY P. JACOBSON, Individually and On Behalf of All Others Similarly Situated, v. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (collectively known as the “INVESCO FUNDS”), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (collectively known as the “INVESCO FUNDS REGISTRANTS”), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

JOSEPH R. RUSSO, Individually and On Behalf of All Others Similarly Situated, v. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN

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AMERICAN GROWTH FUND (collectively known as the “INVESCO FUNDS”), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (collectively known as the “INVESCO FUNDS REGISTRANTS”), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

MIRIAM CALDERON, Individually and On Behalf of All Others Similarly Situated, v. AMVESCAP PLC, AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, INVESCO FUNDS GROUP, INC., RAYMOND R. CUNNINGHAM, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003. This claim alleges violations of Sections 404, 405 and 406B of the Employee Retirement Income Security Act (“ERISA”). The plaintiffs in this case are seeking: declarations that the defendants breached their ERISA fiduciary duties and that they are not entitled to the protection of Section 404(c)(1)(B) of ERISA; an order compelling the defendants to make good all losses to a particular retirement plan described in this case (the “Retirement Plan”) resulting from the defendants’ breaches of their fiduciary duties, including losses to the Retirement Plan resulting from imprudent investment of the Retirement Plan’s assets, and to restore to the Retirement Plan all profits the defendants made through use of the Retirement Plan’s assets, and to restore to the Retirement Plan all profits which the participants would have made if the defendants had fulfilled their fiduciary obligations; damages on behalf of the Retirement Plan; imposition of a constructive trust, injunctive relief, damages suffered by the Retirement Plan, to be allocated proportionately to the participants in the Retirement Plan; restitution and other costs and expenses, including counsel fees and expert fees.

PAT B. GORSUCH and GEORGE L. GORSUCH v. INVESCO FUNDS GROUP, INC. AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003. This claim alleges violations of Sections 15(a), 20(a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking: rescission and/or voiding of the investment advisory agreements; return of fees paid; damages; and other costs and expenses, including counsel fees and expert fees.

LORI WEINRIB, Individually and On Behalf of All Others Similarly Situated, v. INVESCO FUNDS GROUP, INC., AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004. This claim alleges violations of: Sections 11 and 15 of the 1933 Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

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ROBERT S. BALLAGH, JR., Individually and On Behalf of All Others Similarly Situated, v. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0152), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

JONATHAN GALLO, Individually and On Behalf of All Others Similarly Situated, v. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0151), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

EILEEN CLANCY, Individually and On Behalf of All Others Similarly Situated, v. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO

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HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER’S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER’S TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (collectively known as the “INVESCO FUNDS”), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (collectively known as the “INVESCO FUNDS REGISTRANTS”), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM AND THOMAS KOLBE, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-0713), filed on January 30, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages, rescission; return of fees paid; and other costs and expenses, including counsel fees and expert fees.

SCOTT WALDMAN, On Behalf of Himself and All Others Similarly Situated, v. INVESCO FUNDS GROUP, INC., INVESCO DYNAMICS FUND, INVESCO EUROPEAN FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, AND RAYMOND CUNNINGHAM, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00915), filed on February 3, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act and common law breach of fiduciary duty. The plaintiffs in this case are seeking compensatory damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

CARL E. VONDER HAAR and MARILYN P. MARTIN, On Behalf of Themselves and All Others Similarly Situated, v. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC. AND DOE DEFENDANTS 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004. This claim alleges: common law breach of fiduciary duty; breach of contract; and tortious interference with contract. The plaintiffs in this case are seeking: injunctive relief; damages; disgorgement; and costs and expenses, including counsel fees and expert fees.

HENRY KRAMER, Derivatively On Behalf of INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS v. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., Defendants, AND INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS, Nominal Defendants, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0397), filed on March 4, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

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CYNTHIA L. ESSENMACHER, Derivatively On Behalf of the INVESCO DYNAMICS FUND AND THE REMAINING “INVESCO FUNDS” v. INVESCO FUNDS GROUPS, INC., AMVESCAP PLC, AIM MANAGEMENT GROUP, INC., RAYMOND CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE AND MICHAEL LEGOSKI, Defendants, AND INVESCO DYNAMICS FUND AND THE “INVESCO FUNDS”, Nominal Defendants, in the United States District Court, District of Delaware (Civil Action No. 04-CV-188), filed on March 29, 2004. This claim alleges: violations of Section 36(b) of the Investment Company Act; violations of Section 206 of the Advisers Act; common law breach of fiduciary duty; and civil conspiracy. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

Pursuant to an Order of the MDL Court, plaintiffs in the above lawsuits (with the exception of Carl E. Vonder Haar, et al. v. INVESCO Funds Group, Inc. et al.) consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds (the Lepera lawsuit discussed below); (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants (the Essenmacher lawsuit discussed below); and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act (“ERISA”) purportedly brought on behalf of participants in AMVESCAP’s 401(k) plan (the Calderon lawsuit discussed below). The plaintiffs in the Vonder Haar lawsuit continue to seek remand of their lawsuit to state court. Set forth below is detailed information about these three amended complaints.

RICHARD LEPERA, Individually and On Behalf of All Others Similarly Situated (LEAD PLAINTIFF: CITY OF CHICAGO DEFERRED COMPENSATION PLAN), v. INVESCO FUNDS GROUP, INC., AMVESCAP, PLC, AIM INVESTMENTS, AIM ADVISORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM STOCK FUNDS, AIM MUTUAL FUNDS, AIM COMBINATION STOCK & BOND FUNDS, AIM SECTOR FUNDS, AIM TREASURER’S SERIES TRUST, INVESCO DISTRIBUTORS, INC., AIM DISTRIBUTORS, INC., RAYMOND R. CUNNINGHAM, TIMOTHY J. MILLER, THOMAS A. KOLBE, MICHAEL D. LEGOSKI, MICHAEL K. BRUGMAN, MARK WILLIAMSON, EDWARD J. STERN, CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., RYAN GOLDBERG, MICHAEL GRADY, CITIGROUP, INC., CITIGROUP GLOBAL MARKETS HOLDINGS, INC., SALOMON SMITH BARNEY, INC., MORGAN STANLEY DW, ANNA BRUGMAN, ANB CONSULTING, LLC, KAPLAN & CO. SECURITIES INC., SECURITY TRUST COMPANY, N.A., GRANT D. SEEGER, JB OXFORD HOLDINGS, INC., NATIONAL CLEARING CORPORATION, JAMES G. LEWIS, KRAIG L. KIBBLE, JAMES Y. LIN, BANK OF AMERICA CORPORATION, BANC OF AMERICA SECURITIES LLC, THEODORE C. SIHPOL, III, BEAR STEARNS & CO., INC., BEAR STEARNS SECURITIES CORP., CHARLES SCHWAB & CO., CREDIT SUISSE FIRST BOSTON (USA) INC., PRUDENTIAL FINANCIAL, INC., PRUDENTIAL SECURITIES, INC., CANADIAN IMPERIAL BANK OF COMMERCE, JP MORGAN CHASE AND CO., AND JOHN DOE DEFENDANTS 1-100, in the MDL Court (Case No. 04-MD-15864; No. 04-CV-00814-JFM) (originally in the United States District Court for the District of Colorado), filed on September 29, 2004. This lawsuit alleges violations of Sections 11, 12(a)(2), and 15 of the Securities Act; Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder; Section 20(a) of the Exchange Act; Sections 34(b), 36(a), 36(b) and 48(a) of the Investment Company Act; breach of fiduciary duty/constructive fraud; aiding and abetting breach of fiduciary duty; and unjust enrichment. The plaintiffs in this lawsuit are seeking: compensatory damages, including interest; and other costs and expenses, including counsel and expert fees.

CYNTHIA ESSENMACHER, SILVANA G. DELLA CAMERA, FELICIA BERNSTEIN AS CUSTODIAN FOR DANIELLE BROOKE BERNSTEIN, EDWARD CASEY, TINA CASEY, SIMON DENENBERG, GEORGE L. GORSUCH, PAT B. GORSUCH, L.

F-8

SCOTT KARLIN, HENRY KRAMER, JOHN E. MORRISEY, HARRY SCHIPPER, BERTY KREISLER, GERSON SMITH, CYNTHIA PULEO, ZACHARY ALAN STARR, JOSHUA GUTTMAN, AND AMY SUGIN, Derivatively on Behalf of the Mutual Funds, Trusts and Corporations Comprising the INVESCO and AIM Family of Mutual Funds v. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., INVESCO DISTRIBUTORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM MANAGEMENT GROUP, INC., AIM ADVISERS, INC., AIM INVESTMENT SERVICES, INC., AIM DISTRIBUTORS, INC., FUND MANAGEMENT COMPANY, MARK H. WILLIAMSON, RAYMOND R. CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE, MICHAEL LEGOSKI, MICHAEL BRUGMAN, FRED A. DEERING, VICTOR L. ANDREWS, BOB R. BAKER, LAWRENCE H. BUDNER, JAMES T. BUNCH, GERALD J. LEWIS, JOHN W. MCINTYRE, LARRY SOLL, RONALD L. GROOMS, WILLIAM J. GALVIN, JR., ROBERT H. GRAHAM, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JACK M. FIELDS, CARL FRISCHILING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, LOUIS S. SKLAR, OWEN DALY II, AURUM SECURITIES CORP., AURUM CAPITAL MANAGEMENT CORP., GOLDEN GATE FINANCIAL GROUP, LLC, BANK OF AMERICA CORP., BANC OF AMERICA SECURITIES LLC, BANK OF AMERICA, N.A., BEAR STEARNS & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY INVESTMENT MANAGEMENT, LLC, EDWARD J. STERN, CANADIAN IMPERIAL BANK OF COMMERCE, CIRCLE TRUST COMPANY, RYAN GOLDBERG, MICHAEL GRADY, KAPLAN & CO. SECURITIES, INC., JP MORGAN CHASE & CO., OPPENHEIMER & CO., INC., PRITCHARD CAPITAL PARTNERS LLC, TIJA MANAGEMENT, TRAUTMAN WASSERMAN & COMPANY, INC., Defendants, AND THE INVESCO FUNDS AND THE AIM FUNDS AND ALL TRUSTS AND CORPORATIONS THAT COMPRISE THE INVESCO FUNDS AND AIM FUNDS THAT WERE MANAGED BY INVESCO AND AIM, Nominal Defendants, in the MDL Court (Case No. 04-MD-15864-FPS; No. 04-819), filed on September 29, 2004. This lawsuit alleges violations of Sections 206 and 215 of the Investment Advisers Act; Sections 36(a), 36(b) and 47 of the Investment Company Act; control person liability under Section 48 of the Investment Company Act; breach of fiduciary duty; aiding and abetting breach of fiduciary duty; breach of contract; unjust enrichment; interference with contract; and civil conspiracy. The plaintiffs in this lawsuit are seeking: removal of director defendants; removal of adviser, sub-adviser and distributor defendants; rescission of management and other contracts between the Funds and defendants; rescission of 12b-1 plans; disgorgement of management fees and other compensation/profits paid to adviser defendants; compensatory and punitive damages; and fees and expenses, including attorney and expert fees.

MIRIAM CALDERON, Individually and On Behalf of All Others Similarly Situated, v. AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, INVESCO FUNDS GROUP, INC., AMVESCAP, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, AND RAYMOND R. CUNNINGHAM, in the MDL Court (Case No. 1:04-MD-15864-FPS), filed on September 29, 2004. This lawsuit alleges violations of ERISA Sections 404, 405 and 406. The plaintiffs in this lawsuit are seeking: declaratory judgment; restoration of losses suffered by the plan; disgorgement of profits; imposition of a constructive trust; injunctive relief; compensatory damages; costs and attorneys’ fees; and equitable restitution.

F-9

APPENDIX F-2

PENDING LITIGATION ALLEGING EXCESSIVE INADEQUATELY EMPLOYED FAIR VALUE PRICING

The following civil class action lawsuits involve, depending on the lawsuit, one or more AIM Funds, IFG and/or AIM and allege that the defendants inadequately employed fair value pricing. These lawsuits either have been served or have had service of process waived as of October 8, 2004.

T.K. PARTHASARATHY, EDMUND WOODBURY, STUART ALLEN SMITH AND SHARON SMITH, Individually And On Behalf Of All Others Similarly Situated, v. T. ROWE PRICE INTERNATIONAL FUNDS, INC., T. ROWE PRICE INTERNATIONAL, INC., ARTISAN FUNDS, INC., ARTISAN PARTNERS LIMITED PARTNERSHIP, AIM INTERNATIONAL FUNDS, INC. AND AIM ADVISORS, INC., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 2003-L-001253), filed on September 23, 2003. This claim alleges: common law breach of duty and common law negligence and gross negligence. The plaintiffs in this case are seeking: compensatory and punitive damages; interest; and attorneys’ fees and costs.

JOHN BILSKI, Individually And On Behalf Of All Others Similarly Situated, v. AIM INTERNATIONAL FUNDS, INC., AIM ADVISORS, INC., INVESCO INTERNATIONAL FUNDS, INC., INVESCO FUNDS GROUP, INC., T. ROWE PRICE INTERNATIONAL FUNDS, INC. AND T. ROWE PRICE INTERNATIONAL, INC., in the United States District Court, Southern District of Illinois (East St. Louis) (Case No. 03-772), filed on November 19, 2003. This claim alleges: violations of Sections 36(a) and 36(b) of the Investment Company Act of 1940; common law breach of duty; and common law negligence and gross negligence. The plaintiff in this case is seeking: compensatory and punitive damages; interest; and attorneys’ fees and costs.

APPENDIX F-3

PENDING LITIGATION ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of IFG, AIM, IINA, AIM Distributors and/or INVESCO Distributors and allege that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and, in some cases, also allege that the defendants adopted unlawful distribution plans. These lawsuits either have been served or have had service of process waived as of October 8, 2004. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits (Ronald Kondracki v. AIM Advisors, Inc. and AIM Distributor, Inc.) has challenged this order.

RONALD KONDRACKI v. AIM ADVISORS, INC. AND AIM DISTRIBUTOR, INC., in the United States District Court for the Southern District of Illinois (Civil Action No. 04-CV-263-DRH), filed on April 16, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 (the “Investment Company Act”). The plaintiff in this case is seeking: damages; injunctive relief; prospective relief in the form of reduced fees; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

DOLORES BERDAT, MARVIN HUNT, MADELINE HUNT, RANDAL C. BREVER and RHONDA LECURU v. INVESCO FUNDS GROUP, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO DISTRIBUTORS, INC., AIM ADVISORS, INC. AND AIM DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-978-T24-TBM), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

F-10

FERDINANDO PAPIA, FRED DUNCAN, GRACE GIAMANCO, JEFFREY S. THOMAS, COURTNEY KING, KATHLEEN BLAIR, HENRY BERDAT, RUTH MOCCIA, MURRAY BEASLEY AND FRANCES J. BEASLEY v. A I M ADVISORS, INC. AND A I M DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-977-T17-MSS), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

APPENDIX F-4

PENDING LITIGATION ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES ON CLOSED FUNDS OR SHARE CLASSES

The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of IFG, AIM, AIM Distributors and/or certain of the trustees of the AIM Funds and allege that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits either have been served or have had service of process waived as of October 8, 2004.

LAWRENCE ZUCKER, On Behalf Of AIM SMALL CAP GROWTH FUND AND AIM LIMITED MATURITY TREASURY FUND, v. A I M ADVISORS, INC., in the United States District Court, Southern District of Texas, Houston Division (Civil Action No. H-03-5653), filed on December 10, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 (the “Investment Company Act”) and common law breach of fiduciary duty. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees.

STANLEY LIEBER, On Behalf Of INVESCO BALANCED FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO EUROPEAN FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO GROWTH & INCOME FUND, INVESCO GROWTH FUND, INVESCO HEALTH SCIENCE FUND, INVESCO HIGH YIELD FUND, INVECO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO LEISURE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO S&P 500 INDEX FUND, INVESCO SELECT INCOME FUND, INVESCO TAX FREE BOND FUND, INVESCO TECHNOLOGY FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO TOTAL RETURN FUND, INVESCO US GOVERNMENT SECURITIES FUND, INVESCO UTILITIES FUND, INVESCO VALUE EQUITY FUND, v. INVESCO FUNDS GROUP, INC. AND A I M ADVISORS, INC., in the United States District Court, Southern District of Texas, Houston Division (Civil Action No. H-03-5744), filed on December 17, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees.

HERMAN C. RAGAN, Derivatively, And On Behalf Of Himself And All Others Similarly Situated, v. INVESCO FUNDS GROUP, INC., AND A I M DISTRIBUTORS, INC., in the United States District Court for the Southern District of Georgia, Dublin Division (Civil Action No. CV304-031), filed on May 6, 2004. This claim alleges violations of: Section 10(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Rule 10b-5 thereunder; Sections 17(a)(2) and 17(a)(3) of the Securities Act of 1933; and Section 36(b) of the Investment Company Act. This claim also alleges controlling person liability, within the meaning of Section 20 of the Exchange Act against AIM DISTRIBUTORS. The plaintiff in this case is seeking: damages and costs and expenses, including counsel fees.

F-11

APPENDIX F-5

PENDING LITIGATION ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES AND DIRECTED-BROKERAGE ARRANGEMENTS

The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of AIM Management, IFG, AIM, AIS and/or certain of the trustees of the AIM Funds and allege that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively push the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits either have been served or have had service of process waived as of October 8, 2004.

JOY D. BEASLEY AND SHEILA McDAID, Individually and On Behalf of All Others Similarly Situated, v. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, Defendants, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, Nominal Defendants, in the United States District Court for the District of Colorado (Civil Action No. 04-B-0958), filed on May 10, 2004. The plaintiffs voluntarily dismissed this case in Colorado and re-filed it on July 2, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2589). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act of 1940 (the “Investment Company Act”) and violations of Sections 206 and 215 of the Investment Advisers Act of 1940 (the “Advisers Act”). The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: compensatory and punitive damages; rescission of certain Funds’ advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys’ and experts’ fees.

F-12

RICHARD TIM BOYCE v. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, Defendants, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, Nominal Defendants, in the United States District Court for the District of Colorado (Civil Action No. 04-N-0989), filed on May 13, 2004. The plaintiff voluntarily dismissed this case in Colorado and re-filed it on July 1, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2587). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds’ advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys’ and experts’ fees.

KEHLBECK TRUST DTD 1-25-93, BILLY B. KEHLBECK AND DONNA J. KEHLBECK, TTEES v. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, Defendants, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE

F-13

FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, Nominal Defendants, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2802), filed on July 9, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds’ advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys’ and experts’ fees.

JANICE R. FRY, BOB J. FRY, JAMES P. HAYES, VIRGINIA L. MAGBUAL, HENRY W. MEYER AND GEORGE ROBERT PERRY v. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, Defendants, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES

F-14

FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, Nominal Defendants, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2832), filed on July 12, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds’ advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys’ and experts’ fees.

ROBERT P. APU, SUZANNE K. APU, MARINA BERTI, KHANH DINH, FRANK KENDRICK, EDWARD A. KREZEL, DAN B. LESIUK, JOHN B. PERKINS, MILDRED E. RUEHLMAN, LOUIS E. SPERRY, J. DORIS WILLSON AND ROBERT W. WOOD v. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, Defendants, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, Nominal Defendants, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2884), filed on July 15, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act.

F-15

The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds’ advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys’ and experts’ fees.

HARVEY R. BENDIX, CVETAN GEORGIEV, DAVID M. LUCOFF, MICHAEL E. PARMELEE, TRUSTEE OF THE HERMAN S. AND ESPERANZA A.. DRAYER RESIDUAL TRUST U/A 1/22/83 AND STANLEY S. STEPHENSON, TRUSTEE OF THE STANLEY J. STEPHENSON TRUST v. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, Defendants, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, Nominal Defendants, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-3030), filed on July 27, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds’ advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys’ and experts’ fees.

F-16

FINANCIAL STATEMENTS

FS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and

Shareholders of INVESCO Dynamics Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the INVESCO Dynamics Fund (one of the funds constituting AIM Stock Funds, formerly known as INVESCO Stock Funds, Inc.; hereafter referred to as the “Fund”) at July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

September 17, 2004

Houston, Texas

Schedule of Investments

July 31, 2004

	Shares	Market Value

Domestic Common Stocks–81.26%

Advertising–0.77%
Omnicom Group Inc.	325,600	$23,449,712

Air Freight & Logistics–0.31%
Robinson (C.H.) Worldwide, Inc.	214,900	9,397,577

Apparel Retail–0.54%
Abercrombie & Fitch Co. — Class A	449,500	16,577,560

Apparel, Accessories & Luxury Goods–2.31%
Coach, Inc.(a)	637,600	27,282,904
Polo Ralph Lauren Corp.	1,313,200	43,283,072
		70,565,976

Application Software–0.58%
Intuit Inc.(a)	82,144	3,075,471
Synopsys, Inc.(a)	581,600	14,708,664
		17,784,135

Asset Management & Custody Banks–4.91%
Franklin Resources, Inc.	421,400	20,332,550
Investors Financial Services Corp.	573,100	26,179,208
Legg Mason, Inc.	638,300	50,132,082
Northern Trust Corp.	483,100	19,386,803
T. Rowe Price Group Inc.	737,800	34,101,116
		150,131,759

Biotechnology–2.10%
Biogen Idec Inc.(a)	345,400	20,724,000
Genzyme Corp.(a)	424,000	21,742,720
Invitrogen Corp.(a)	415,700	21,815,936
		64,282,656

Broadcasting & Cable TV–2.75%
EchoStar Communications Corp. — Class A(a)	1,103,600	30,591,792
Scripps Co. (E.W.) (The) — Class A	218,200	22,348,044
Univision Communications Inc. — Class A(a)	1,079,800	31,281,806
		84,221,642

Casinos & Gaming–1.65%
International Game Technology	687,800	22,243,452
Station Casinos, Inc.	652,900	28,205,280
		50,448,732

Communications Equipment–4.00%
Avaya Inc.(a)	3,152,800	46,188,520
Comverse Technology, Inc.(a)	1,956,400	33,376,184

	Shares	Market Value

Communications Equipment–(Continued)
Corning Inc.(a)	2,092,500	$25,863,300
Juniper Networks, Inc.(a)	740,000	16,990,400
		122,418,404

Computer Storage & Peripherals–2.15%
Lexmark International, Inc. — Class A(a)	507,600	44,922,600
Storage Technology Corp.(a)	831,400	20,743,430
		65,666,030

Construction & Farm Machinery & Heavy Trucks–2.97%
Cummins Inc.	302,500	21,002,575
Deere & Co.	493,800	31,015,578
PACCAR Inc.	648,750	38,899,050
		90,917,203

Consumer Finance–0.50%
Providian Financial Corp.(a)	1,109,300	15,352,712

Data Processing & Outsourced Services–4.30%
Alliance Data Systems Corp.(a)	343,700	13,648,327
DST Systems, Inc.(a)	980,400	44,667,024
Fiserv, Inc.(a)	729,900	25,006,374
Hewitt Associates, Inc. — Class A(a)	148,100	3,954,270
Iron Mountain Inc.(a)	877,800	28,326,606
Paychex, Inc.	512,500	15,738,875
		131,341,476

Department Stores–1.94%
J.C. Penney Co., Inc.	651,700	26,068,000
Kohl's Corp.(a)	728,300	33,327,008
		59,395,008

Diversified Commercial Services–1.78%
Apollo Group, Inc. — Class A(a)	171,550	14,333,002
Career Education Corp.(a)	443,900	15,008,259
Cintas Corp.	599,500	25,155,020
		54,496,281

Electronic Equipment Manufacturers–0.51%
Amphenol Corp. — Class A(a)	497,500	15,636,425

Employment Services–3.51%
Manpower Inc.	1,345,100	58,579,105
Robert Half International Inc.	1,749,800	48,679,436
		107,258,541

	Shares	Market Value

Environmental Services–2.62%
Republic Services, Inc.	1,749,200	$50,027,120
Stericycle, Inc.(a)	614,100	30,090,900
		80,118,020

General Merchandise Stores–0.85%
Family Dollar Stores, Inc.	931,900	25,962,734

Health Care Distributors–0.94%
Henry Schein, Inc.(a)	238,801	16,023,547
McKesson Corp.	392,600	12,629,942
		28,653,489

Health Care Equipment–3.33%
Guidant Corp.	286,100	15,827,052
Hospira, Inc.(a)	262,000	6,788,420
Kinetic Concepts, Inc.(a)	388,200	17,437,944
Thermo Electron Corp.(a)	554,100	14,251,452
Waters Corp.(a)	360,700	15,827,516
Zimmer Holdings, Inc.(a)	416,500	31,783,115
		101,915,499

Health Care Services–2.15%
Caremark Rx, Inc.(a)	1,122,300	34,230,150
Express Scripts, Inc.(a)	480,100	31,494,560
		65,724,710

Homebuilding–1.32%
Pulte Homes, Inc.	739,400	40,393,422

Hotels, Resorts & Cruise Lines–2.65%
Hilton Hotels Corp.	2,560,500	45,653,715
Starwood Hotels & Resorts Worldwide, Inc.	783,400	35,253,000
		80,906,715

Industrial Machinery–1.68%
Eaton Corp.	794,200	51,337,088

Integrated Oil & Gas–1.40%
Murphy Oil Corp.	552,700	42,745,818

Internet Retail–0.40%
Priceline.com Inc.(a)(b)	512,900	12,145,472

Internet Software & Services–2.05%
Ask Jeeves, Inc.(a)	526,900	15,322,252
ValueClick, Inc.(a)	901,700	9,359,646
VeriSign, Inc.(a)	2,178,500	38,145,535
		62,827,433

Leisure Products–0.11%
Marvel Enterprises, Inc.(a)	267,800	3,494,790

	Shares	Market Value

Managed Health Care–2.11%
Aetna Inc.	309,100	$26,520,780
Anthem, Inc.(a)	353,800	29,177,886
Coventry Health Care, Inc.(a)	175,000	8,944,250
		64,642,916

Office Electronics–0.58%
Zebra Technologies Corp. — Class A(a)	216,100	17,856,343

Oil & Gas Equipment & Services–2.02%
BJ Services Co.(a)	333,100	16,541,746
Smith International, Inc.(a)	774,700	45,149,516
		61,691,262

Oil & Gas Exploration & Production–0.73%
Apache Corp.	480,834	22,373,206

Packaged Foods & Meats–0.27%
Dean Foods Co.(a)	224,800	8,313,104

Pharmaceuticals–0.92%
Valeant Pharmaceuticals International	1,607,700	28,150,827

Property & Casualty Insurance–1.24%
SAFECO Corp.	803,900	37,831,534

Regional Banks–0.91%
Marshall & Ilsley Corp.	104,100	3,998,481
Zions Bancorp.	392,700	23,758,350
		27,756,831

Semiconductors–4.72%
Altera Corp.(a)	1,012,600	21,082,332
Analog Devices, Inc.	490,800	19,484,760
Broadcom Corp. — Class A(a)	826,400	29,221,504
Maxim Integrated Products, Inc.	656,100	31,558,410
Microchip Technology Inc.	1,141,615	33,072,587
National Semiconductor Corp.(a)	576,400	9,885,260
		144,304,853

Soft Drinks–0.48%
Pepsi Bottling Group, Inc. (The)	522,700	14,557,195

Specialized Finance–0.52%
Moody’s Corp.	232,400	15,826,440

Specialty Stores–1.26%
Advance Auto Parts, Inc.(a)	149,300	5,542,016
Staples, Inc.	1,140,800	32,946,304
		38,488,320

	Shares	Market Value

Systems Software–2.46%
Novell, Inc.(a)	4,391,000	$30,034,440
Symantec Corp.(a)	669,400	31,301,144
VERITAS Software Corp.(a)	733,500	13,980,510
		75,316,094

Technology Distributors–0.93%
CDW Corp.	440,000	28,292,000

Thrifts & Mortgage Finance–0.98%
PMI Group, Inc. (The)	728,500	30,036,055

Trading Companies & Distributors–1.60%
Fastenal Co.	782,600	48,818,588

Trucking–0.24%
Sirva Inc.(a)	319,500	7,469,910

Wireless Telecommunication Services–2.21%
American Tower Corp. — Class A(a)	2,023,400	29,258,364
Nextel Partners, Inc. — Class A(a)	1,493,850	24,006,170
SpectraSite, Inc.(a)	332,200	14,284,600
		67,549,134
Total Domestic Common Stocks (Cost $2,226,724,270)		2,484,841,631
Foreign Stocks & Other Equity Interests–13.79%

Bermuda–3.05%
Bunge Ltd. (Agricultural Products)	619,900	24,876,587
Cooper Industries, Ltd. — Class A (Electrical Components & Equipment)	271,600	15,445,892
Ingersoll-Rand Co. — Class A (Industrial Machinery)	427,400	29,358,106
Nabors Industries, Ltd. (Oil & Gas Drilling)(a)	225,100	10,467,150
Weatherford International Ltd. (Oil & Gas Equipment & Services)(a)	278,400	13,023,552
		93,171,287

Canada–1.49%
Talisman Energy Inc. (Oil & Gas Exploration & Production)	1,907,400	45,472,416

Cayman Islands–0.56%
Garmin Ltd. (Consumer Electronics)	455,700	17,088,750

Ireland–1.03%
Elan Corp. PLC–ADR (Pharmaceuticals)(a)(b)	1,529,700	31,435,335

	Shares	Market Value

Israel–1.66%
Check Point Software Technologies Ltd. (Systems Software)(a)	1,011,900	$20,126,691
Teva Pharmaceutical Industries Ltd.–ADR (Pharmaceuticals)	1,035,640	30,654,944
		50,781,635

Liberia–1.12%
Royal Caribbean Cruises Ltd. (Hotels, Resorts & Cruise Lines)	801,300	34,255,575

Netherlands–0.48%
Chicago Bridge & Iron Co. N.V.– New York Shares (Construction & Engineering)	502,300	14,662,137

Switzerland–1.45%
Alcon, Inc. (Health Care Supplies)	362,100	27,736,860
Nobel Biocare Holding A.G. (Health Care Equipment)(c)	123,200	16,749,371
		44,486,231

United Kingdom–2.95%
Amdocs Ltd. (Application Software)(a)	1,339,600	29,069,320
Shire Pharmaceuticals Group PLC– ADR (Pharmaceuticals)(a)	1,735,700	46,134,906
Smith & Nephew PLC (Health Care Supplies)(c)	1,493,300	15,133,588
		90,337,814
Total Foreign Stocks & Other Equity Interests (Cost $365,806,979)		421,691,180
Money Market Funds–5.06%
INVESCO Treasurer’s Money Market Reserve Fund (Cost $154,798,045)(d)	154,798,045	154,798,045
TOTAL INVESTMENTS–100.12% (excluding investments purchased with cash collateral from securities loaned) (Cost $2,747,329,294)		3,061,330,856
Investments Purchased With Cash Collateral From Securities Loaned

Money Market Funds–0.70%
INVESCO Treasurer's Money Market Reserve Fund(d)(e)	21,329,950	21,329,950
Total Money Market Funds (purchased with cash collateral from securities loaned) (Cost $21,329,950)		21,329,950
TOTAL INVESTMENTS–100.81% (Cost $2,768,659,244)		3,082,660,806
OTHER ASSETS LESS LIABILITIES–(0.81%)		(24,856,919)
NET ASSETS–100.00%		$3,057,803,887

Investment Abbreviations:

ADR – AmericanDepositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security has been pledged as collateral for security lending transactions at July 31, 2004.
(c)	Security fair valued in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at July 31, 2004 was $31,882,959, which represented 1.03% of the fund’s total investments. See Note 1A.
(d)	The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e)	The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying notes which are an integral part of the financial statements.

Statement of Assets and Liabilities

July 31, 2004

Assets:
Investments, at market value (cost $2,592,531,249)*	$2,906,532,811
Investments in affiliated money market funds (cost $176,127,995)	176,127,995
Total investments (cost $2,768,659,244)	3,082,660,806
Receivables for:
Investments sold	141,391,084
Fund shares sold	1,896,444
Dividends	393,090
Amount due from advisor	88,936
Investment for deferred compensation and retirement plans	402,798
Other assets	71,265
Total assets	3,226,904,423
Liabilities:
Payables for:
Investments purchased	101,908,419
Fund shares reacquired	25,313,747
Amount due custodian	14,830,448
Deferred compensation and retirement plans	488,661
Collateral upon return of securities loaned	21,329,950
Accrued distribution fees	649,810
Accrued trustees’ fees	3,984
Accrued transfer agent fees	4,139,951
Accrued operating expenses	435,566
Total liabilities	169,100,536
Net assets applicable to shares outstanding	$3,057,803,887
Net assets consist of:
Shares of beneficial interest	$5,983,407,162
Undistributed net investment income (loss)	(568,370)
Undistributed net realized gain (loss) from investment securities and foreign currencies	(3,239,036,673)
Unrealized appreciation of investment securities and foreign currencies	314,001,768
$3,057,803,887

Net Assets:
Class A	$12,691,946
Class B	$2,282,444
Class C	$11,287,486
Class K	$25,977,260
Investor Class	$2,992,577,854
Institutional Class	$12,986,897
Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	893,303
Class B	163,688
Class C	825,483
Class K	1,845,552
Investor Class	210,871,577
Institutional Class	900,775
Class A :
Net asset value per share	$14.21
Offering price per share:
(Net asset value of $14.21 ÷ 94.50%)	$15.04
Class B :
Net asset value and offering price per share	$13.94
Class C :
Net asset value and offering price per share	$13.67
Class K :
Net asset value and offering price per share	$14.08
Investor Class:
Net asset value and offering price per share	$14.19
Institutional Class:
Net asset value and offering price per share	$14.42

*	At July 31, 2004, securities with an aggregate market value of $20,896,009 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

For the year ended July 31, 2004

Investment income:
Dividends (net of foreign withholding tax of $254,882)	$15,606,372
Dividends from affiliated money market funds*	260,476
Total investment income	15,866,848
Expenses:
Advisory fees	19,123,794
Administrative services fees	1,698,325
Custodian fees	424,616
Distribution fees:
Class A	42,055
Class B	21,241
Class C	137,592
Class K	191,240
Investor Class	9,520,723
Interest	69,460
Transfer agent fees:
Class A	37,475
Class B	7,044
Class C	120,353
Class K	210,756
Investor Class	16,992,091
Institutional Class	35,654
Trustees’ and retirement fees	80,911
Other	1,893,763
Total expenses	50,607,093
Less: Fees waived, expenses reimbursed and expense offset arrangements	(4,001,799)
Net expenses	46,605,294
Net investment income (loss)	(30,738,446)
Realized and unrealized gain (loss) from investment securities and foreign currencies:
Net realized gain (loss) from:
Investment securities	945,465,916
Foreign currencies	(240,425)
945,225,491
Change in net unrealized appreciation (depreciation) of:
Investment securities	(434,936,682)
Foreign currencies	(324)
(434,937,006)
Net gain from investment securities and foreign currencies	510,288,485
Net increase in net assets resulting from operations	$479,550,039

*	Dividends from affiliated money market funds are net of income rebate paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the years ended July 31, 2004 and 2003

	2004	2003
Operations:
Net investment income (loss)	$(30,738,446)	$(28,533,692)
Net realized gain (loss) from investment securities and foreign currencies	945,225,491	(487,605,258)
Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies	(434,937,006)	1,161,951,515
Net increase in net assets resulting from operations	479,550,039	645,812,565
Share transactions–net:
Class A	5,426,087	3,205,768
Class B	723,339	846,881
Class C	(3,772,353)	(850,225)
Class K	(24,547,120)	(6,272,453)
Investor Class	(1,337,770,199)	(456,316,114)
Institutional Class	(22,726,179)	568,103
Net increase (decrease) in net assets resulting from share transactions	(1,382,666,425)	(458,818,040)
Net increase (decrease) in net assets	(903,116,386)	186,994,525
Net assets:
Beginning of year	3,960,920,273	3,773,925,748
End of year (including undistributed net investment income (loss) of $(568,370) and $(316,835) for 2004 and 2003, respectively)	$3,057,803,887	$3,960,920,273

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

July 31, 2004

NOTE 1—Significant Accounting Policies

INVESCO Dynamics Fund (the “Fund”) is a series portfolio of AIM Stock Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of four separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On November 25, 2003, the Fund was restructured from a separate series of AIM Stock Funds, Inc., formerly known as INVESCO Stock Funds, Inc. to a new series portfolio of the Trust.

The Fund’s investment objective is to seek long-term capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

Under the Trust’s organizational documents, the Fund’s officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E.	Expenses — Until March 31, 2004, each class bore expenses incurred specifically on its behalf (including Rule 12b-1 plan fees) and, in addition, each class bore a portion of general expenses, based on relative net assets of each class. Effective April 1, 2004, fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.	Repurchase Agreements — The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the SEC, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates (“Joint repurchase agreements”). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

G.	Foreign Currency Translations — Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H.	Foreign Currency Contracts — A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. (“AIM”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund’s average net assets as follows:

Average Net Assets	Rate
First $350 million	0.60%
From $350 million to $700 million	0.55%
From $700 million to $2 billion	0.50%
From $2 billion to $4 billion	0.45%
From $4 billion to $6 billion	0.40%
From $6 billion to $8 billion	0.375%
Over $8 billion	0.35%

For the period November 25, 2003 through July 31, 2004 the Fund paid advisory fees to AIM of $12,787,240. Prior to November 25, 2003, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. (“IFG”). For the period August 1, 2003 through November 24, 2003, the Fund paid advisory fees to IFG of $6,336,554.

Effectively November 25, 2003, AIM entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. (“INVESCO”) whereby AIM paid INVESCO 40% of the fee paid by the Fund to AIM. Effective July 16, 2004, the sub-advisory agreement between AIM and INVESCO was terminated.

AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares to 1.30%, 1.95%, 1.95%, 1.40%, 1.20% and 0.95%, respectively. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares to 2.00%, 2.65%, 2.65%, 2.10%, 1.90% and 1.65%, respectively, through July 31, 2005. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund’s day-to-day operations), or items designated as such by the Fund’s Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund’s board of trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended July 31, 2004, AIM waived fees of $91,277.

For the period November 25, 2003 through July 31, 2004, AIM reimbursed class-specific expenses of the Fund of $0, $5,747, $20,733, $32,754, $898,314 and $0 for Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares, respectively. Prior to November 25, 2003, IFG reimbursed class-specific expenses of the Fund of $0, $542, $76,669, $22,361, $2,066,444 and $0 for Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares, respectively. For the period November 25, 2003 through July 31, 2004, AIM reimbursed fund level expenses of the Fund of $53,747. Prior to November 25, 2003, IFG reimbursed fund level expenses of the Fund of $0.

For the year ended July 31, 2004, at the direction of the Trustees of the Trust, AMVESCAP PLC (“AMVESCAP”) has assumed $261,198 of expenses incurred by the Fund in connection with matters related to both pending regulatory complaints against INVESCO Funds Group, Inc. alleging market timing and the ongoing market timing investigations with respect to IFG and AIM, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period November 25, 2003 through July 31, 2004, the Fund paid AIM $1,107,980 for such services. Prior to November 25, 2003, the Trust had an administrative services agreement with IFG. For the period August 1, 2003 through November 24, 2003, under similar terms, the Fund paid IFG $590,345 for such services.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. (“AISI”) a fee for providing transfer agency and shareholder services to the Fund. Prior to October 1, 2003, the Trust had a transfer agency and service agreement with IFG. For the period August 1, 2003 through September 30, 2003, IFG retained $0 for such services. For the period October 1, 2003 through July 31, 2004, AISI retained $4,581,116 for such services.

The Trust has entered into a master distribution agreement with A I M Distributors, Inc. (“AIM Distributors”) to serve as the distributor for the Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class K and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Class A, Class B, Class C and Class K Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.45% of the average daily net assets of Class K shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class K shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. The Fund, pursuant to the Investor Class Plan, pays AIM Distributors for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Pursuant to the Plans, for the year ended July 31, 2004, the Class A, Class B, Class C, Class K and Investor Class shares paid $42,055, $21,241, $137,592, $191,240 and $9,520,723, respectively. AIM has reimbursed $296,311 of Investor Class expenses related to an overpayment of prior period Rule 12b-1 fees paid to INVESCO Distributors, Inc., the prior distributor and an AIM affiliate.

Front-end sales commissions and contingent deferred sales charges (“CDSC”) (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the year ended July 31, 2004 AIM Distributors advised the Fund that it retained $8,292 in front-end sales commissions from the sale of Class A shares and $0, $3, $1,249 and $0 from Class A, Class B, Class C and Class K shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of AIM, AISI, INVESCO and/or AIM Distributors.

NOTE 3—Investments in Affiliates

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the period ended July 31, 2004.

Investments of Daily Available Cash Balances:

Fund	Market Value 07/31/03	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 07/31/04	Dividend Income	Realized Gain (Loss)
INVESCO Treasurer’s Series Money Market Reserve Fund	$—	$882,220,584	$(727,422,539)	$—	$154,798,045	$139,620	$—
Investments of Cash Collateral from Securities Lending Transactions:
Fund	Market Value 07/31/03	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 07/31/04	Dividend Income*	Realized Gain (Loss)
INVESCO Treasurer’s Series Money Market Reserve Fund	$36,892,514	$476,292,324	$(491,854,888)	$—	$21,329,950	$120,856	$—
Total	$36,892,514	$1,358,512,908	$(1,219,277,427)	$—	$176,127,995	$260,476	$—
*	Dividend income is net of income rebate paid to security lending counterparties.

NOTE 4—Expense Offset Arrangements

During the year ended July 31, 2004, the Fund participated in a commissions rebate program whereby a portion of commissions on trades placed through an administrator with our broker were rebated to the Fund. These commission rebates were used to offset custodian fees in the amount of $175,702 payable to SSB, the custodian of the Fund and the administrator of the commission rebate program. The commission rebate program was discontinued in November 2003.

NOTE 5—Trustees’ Fees

Trustees’ fees represent remuneration paid to each Trustee of the Trust who is not an “interested person” of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

During the year ended July 31, 2004, the Fund paid legal fees of $7,217 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Borrowings

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund’s aggregate borrowings from all sources exceeds 10% of the Fund’s total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended July 31, 2004, the average interfund borrowings for the number of days outstanding was $19,476,279 with a weighted average interest rate of 1.92% and interest expense of $69,460.

Effective December 9, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company (“SSB”). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended July 31, 2004.

The Fund had available a committed Redemption Line of Credit Facility (“LOC”), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the period until its expiration date on December 3, 2003.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7—Portfolio Securities Loaned

The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

At July 31, 2004, securities with an aggregate value of $20,896,009 were on loan to brokers. The loans were secured by cash collateral of $21,329,950 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended July 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $120,856 for securities lending transactions.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

There were no ordinary income or long term capital gain distributions paid during the years ended July 31, 2004 and July 31, 2003.

Tax Components of Net Assets:

As of July 31, 2004, the components of net assets on a tax basis were as follows:

2004
Unrealized appreciation — investments	$309,490,648
Temporary book/tax differences	(319,080)
Capital loss carryforward	(3,234,525,553)
Post-October currency loss deferral	(249,290)
Shares of beneficial interest	5,983,407,162
Total net assets	$3,057,803,887

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s unrealized appreciation difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $206.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of July 31, 2004 to utilizing $3,223,134,471 of capital loss carryforward in the fiscal year ended July 31, 2005.

The Fund utilized $814,113,954 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax purposes. The Fund has a capital loss carryforward as of July 31, 2004 which expires as follows:

Expiration	Capital Loss Carryforward*
July 31, 2010	$944,300,702
July 31, 2011	2,290,224,851
Total capital loss carryforward	$3,234,525,553
*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2004 was $3,662,733,979 and $5,223,727,837, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$423,107,423
Aggregate unrealized (depreciation) of investment securities	(113,616,981)
Net unrealized appreciation of investment securities	$309,490,442

Cost of investments for tax purposes is $2,773,170,364.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, capital loss carryforward limitations and net operating losses, on July 31, 2004, undistributed net investment income (loss) was increased by $30,486,911, undistributed net realized gain (loss) was increased by $198,978,662 and shares of beneficial interest decreased by $229,465,573. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

The Fund currently offers six different classes of shares: Class A shares, Class B shares, Class C shares, Class K shares, Institutional Class shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class K shares, Institutional Class shares and Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class K shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

Changes in Shares Outstanding
	Year ended July 31,
	2004		2003
	Shares	Amount	Shares	Amount
Sold:
Class A	1,979,317	$26,579,934	11,092,918	$125,881,340
Class B	75,305	1,053,608	82,398	928,642
Class C	288,214	3,834,257	41,725,537	442,269,623
Class K	1,293,894	18,384,954	2,158,128	23,785,225
Investor Class	76,753,034	1,091,080,896	789,077,245	8,458,071,739
Institutional Class	1,246,049	18,319,642	1,411,996	15,709,144
Issued in connection with acquisitions:(a)
Class A	—	—	47,716	507,690
Class B	—	—	1,207	12,735
Class C	—	—	80,743	838,403
Class K	—	—	93	985
Investor Class	—	—	4,491,385	47,634,088
Automatic conversion of Class B shares to Class A shares:(b)
Class A	602	6,639	—	—
Class B	(611)	(6,639)	—	—
Reacquired:
Class A	(1,562,509)	(21,160,486)	(10,850,031)	(123,183,262)
Class B	(22,032)	(323,630)	(8,718)	(94,496)
Class C	(550,924)	(7,606,610)	(41,986,648)	(443,958,251)
Class K	(3,002,001)	(42,932,074)	(2,761,338)	(30,058,663)
Investor Class	(167,434,476)	(2,428,851,095)	(833,286,306)	(8,962,021,941)
Institutional Class	(2,721,217)	(41,045,821)	(1,345,394)	(15,141,041)
	(93,657,355)	$(1,382,666,425)	(40,069,069)	$(458,818,040)
(a)	On January 31, 2003, INVESCO Dynamics Fund (“Dynamics Fund”) acquired all of the net assets of the INVESCO Endeavor Fund (“Endeavor Fund”) pursuant to an Agreement and Plan of Reorganization and Termination approved by the Target Fund shareholders on January 29, 2003. The acquisition was accomplished by a tax-free exchange of 4,491,385 shares of Dynamics Fund-Investor Class shares (valued at $47,634,088) for 9,169,134 shares of the Endeavor Fund Investor Class shares, 47,716 shares of Dynamics Fund-Class A shares (valued at $507,690) for 91,427 shares of the Endeavor Fund Class A shares, 1,207 shares of Dynamics Fund-Class B shares (valued at $12,735) for 2,466 shares of the Endeavor Fund-Class B shares, 80,743 shares of Dynamics Fund-Class C shares (valued at $838,403) for 164,854 shares of the Endeavor Fund-Class C shares and 93 shares of Dynamics Fund-Class K shares (valued at $985) for 191 shares of the Endeavor Fund Class K shares, respectively, outstanding on January 31, 2003. Endeavor Fund’s net assets at that date ($48,993,901) including $3,500,200 of unrealized appreciation, were combined with those of Dynamics Fund. The aggregate net assets of Dynamics Fund and the Endeavor Fund immediately before the acquisition were $3,382,260,445 and $48,993,901, respectively. The net assets of Dynamics Fund after the Acquisition were $3,431,254,346.
(b)	Prior to the year ended July 31, 2004, conversion of Class B shares to Class A shares were included in Class A shares sold and Class B shares reacquired.

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Year ended July 31,			March 28, 2002 (Date sales commenced) to July 31, 2002
	2004		2003
Net asset value, beginning of period	$12.84		$10.82	$15.30
Income from investment operations:
Net investment income (loss)	(0.13	)(a)	(0.09)	(0.03	)(a)
Net gains (losses) on securities (both realized and unrealized)	1.50		2.11	(4.45)
Total from investment operations	1.37		2.02	(4.48)
Net asset value, end of period	$14.21		$12.84	$10.82
Total return(b)	10.67%		18.56%	(29.22)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$12,692		$6,108	$2,006
Ratio of expenses to average net assets	1.30	%(c)(d)	1.24%	1.11	%(e)
Ratio of net investment income (loss) to average net assets	(0.89	)%(c)	(0.81)%	(0.76	)%(e)
Portfolio turnover rate(f)	95%		91%	81%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales charges.
(c)	Ratios are based on average daily net assets of $12,015,799.
(d)	After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.31%.
(e)	Annualized.
(f)	Not annualized for periods less than one year.

NOTE 12—Financial Highlights (continued)

	Class B
	Year ended July 31,			March 28, 2002 (Date sales commenced) to July 31, 2002
	2004		2003
Net asset value, beginning of period	$12.69		$10.78	$15.30
Income from investment operations:
Net investment income (loss)	(0.22	)(a)	(0.08)	(0.06	)(a)
Net gains (losses) on securities (both realized and unrealized)	1.47		1.99	(4.46)
Total from investment operations	1.25		1.91	(4.52)
Net asset value, end of period	$13.94		$12.69	$10.78
Total return(b)	9.85%		17.72%	(29.54)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$2,282		$1,409	$390
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.95	%(c)	1.96%	2.09	%(d)
Without fee waivers and/or expense reimbursements	2.26	%(c)	2.52%	2.09	%(d)
Ratio of net investment income (loss) to average net assets	(1.54	)%(c)	(1.53)%	(1.71	)%(d)
Portfolio turnover rate(e)	95%		91%	81%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales charges.
(c)	Ratios are based on average daily net assets of $2,124,070.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

NOTE 12—Financial Highlights (continued)

	Class C
	Year ended July 31,					February 14, 2002 (Date sales commenced) to July 31, 2000
	2004		2003	2002	2001
Net asset value, beginning of period	$12.44		$10.60	$17.04	$27.78	$28.25
Income from investment operations:
Net investment income (loss)	(0.22	)(a)	(0.18)	(0.25)	(0.06)	(0.00	)(a)
Net gains (losses) on securities (both realized and unrealized)	1.45		2.02	(6.17)	(10.60)	(0.47)
Total from investment operations	1.23		1.84	(6.42)	(10.66)	(0.47)
Less distributions from net realized gains	—		—	(0.02)	(0.08)	—
Net asset value, end of period	$13.67		$12.44	$10.60	$17.04	$27.78
Total return(b)	9.89%		17.47%	(37.76)%	(38.45)%	(1.66)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$11,287		$13,537	$13,440	$28,887	$4,779
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.95	%(c)	1.96%	1.96%	1.86%	1.71	%(d)
Without fee waivers and/or expense reimbursements	2.67	%(c)	3.05%	2.16%	1.86%	1.71	%(d)
Ratio of net investment income (loss) to average net assets	(1.54	)%(c)	(1.54)%	(1.59)%	(1.34)%	(1.20	)%(d)
Portfolio turnover rate(e)	95%		91%	81%	55%	75%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales charges.
(c)	Ratios are based on average daily net assets of $13,759,200.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

	Class K
	Year ended July 31,					November 30, 2000 (Date sales commenced) to July 31, 2001
	2004		2003	2002
Net asset value, beginning of period	$12.74		$10.76	$17.19		$22.50
Income from investment operations:
Net investment income (loss)	(0.14	)(a)	(0.02)	(0.15	)(a)	(0.03)
Net gains (losses) on securities (both realized and unrealized)	1.48		2.00	(6.26)		(5.28)
Total from investment operations	1.34		1.98	(6.41)		(5.31)
Less distributions from net realized gains	—		—	(0.02)		—
Net asset value, end of period	$14.08		$12.74	$10.76		$17.19
Total return(b)	10.52%		18.40%	(37.32)%		(23.60)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$25,977		$45,258	$44,745		$6
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.40	%(c)	1.41%	1.36%		1.48	%(d)
Without fee waivers and/or expense reimbursements	1.54	%(c)	1.61%	1.36%		3.06	%(d)
Ratio of net investment income (loss) to average net assets	(0.99	)%(c)	(0.98)%	(1.05)%		(1.03	)%(d)
Portfolio turnover rate(e)	95%		91%	81%		55%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $42,497,874.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

NOTE 12—Financial Highlights (continued)

	Investor Class
	Year ended July 31,
	2004		2003	2002	2001		2000
Net asset value, beginning of period	$12.81		$10.81	$17.23	$27.86		$19.39
Income from investment operations:
Net investment income (loss)	(0.11	)(a)	(0.00)	(0.00)	(0.12	)(a)	(0.00)
Net gains (losses) on securities (both realized and unrealized)	1.49		2.00	(6.40)	(10.43)		9.51
Total from investment operations	1.38		2.00	(6.40)	(10.55)		9.51
Less distributions from net realized gains	—		—	(0.02)	(0.08)		(1.04)
Net asset value, end of period	$14.19		$12.81	$10.81	$17.23		$27.86
Total return(b)	10.77%		18.50%	(37.17)%	(37.94)%		50.34%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$2,992,578		$3,863,821	$3,688,213	$6,562,467		$7,865,489
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.19	%(c)	1.21%	1.21%	1.00%		0.89%
Without fee waivers and/or expense reimbursements	1.29	%(c)	1.46%	1.23%	1.00%		0.89%
Ratio of net investment income (loss) to average net assets	(0.78	)%(c)	(0.78)%	(0.86)%	(0.49)%		(0.34)%
Portfolio turnover rate(d)	95%		91%	81%	55%		75%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $3,808,289,157.
(d)	Not annualized for periods less than one year.

	Institutional Class
	Year ended July 31,							May 22, 2000 (Date sales commenced) to July 31, 2000
	2004		2003	2002		2001
Net asset value, beginning of period	$12.96		$10.88	$17.28		$27.87		$24.29
Income from investment operations:
Net investment income (loss)	(0.04	)(a)	(0.04)	(0.08	)(a)	(0.07	)(a)	(0.02	)(a)
Net gains (losses) on securities (both realized and unrealized)	1.50		2.12	(6.30)		(10.44)		3.60
Total from investment operations	1.46		2.08	(6.38)		(10.51)		3.58
Less distributions from net realized gains	—		—	(0.02)		(0.08)		—
Net asset value, end of period	$14.42		$12.96	$10.88		$17.28		$27.87
Total return(b)	11.26%		19.12%	(36.95)%		(37.78)%		14.74%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$12,987		$30,788	$25,133		$11,622		$22,989
Ratio of expenses to average net assets:	0.71	%(c)(d)	0.78%	0.84%		0.77%		0.77	%(e)
Ratio of net investment income (loss) to average net assets	(0.30	)%(c)	(0.34)%	(0.53)%		(0.26)%		(0.22	)%(e)
Portfolio turnover rate(f)	95%		91%	81%		55%		75%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year.
(c)	Ratios are annualized and based on average daily net assets of $32,156,927.
(d)	After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.72%.
(e)	Annualized.
(f)	Not annualized for periods less than one year.

NOTE 13—Legal Proceedings

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans.

As described more fully below, INVESCO Funds Group, Inc. (“IFG”), the former investment advisor to the INVESCO Funds, has reached an agreement in principle with certain regulators to resolve civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. A I M Advisors, Inc. (“AIM”), the Fund’s investment advisor, also has reached an agreement in principle with certain regulators to resolve investigations related to market timing activity in the AIM Funds. AIM expects that its wholly owned subsidiary A I M Distributors, Inc. (“ADI”), the distributor of the Fund’s shares, also will be included as a party in the settlement with respect to AIM. In addition, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits, as described more fully below. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

As a result of the matters discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Agreements in Principle and Settled Enforcement Actions Related to Market Timing

On December 2, 2003, each of the Securities and Exchange Commission (“SEC”) and the State of New York, acting through the office of the state Attorney General (“NYAG”), filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. At the time these proceedings were filed Mr. Cunningham held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (“AIM Management”), the parent of AIM, and the position of Senior Vice President of AIM. Mr. Cunningham is no longer affiliated with AIM. In addition, on December 2, 2003, the State of Colorado, acting through the office of the state Attorney General (“COAG”), filed civil proceedings against IFG. Each of the SEC, NYAG and COAG complaints alleged, in substance, that IFG failed to disclose in the INVESCO Funds’ prospectuses and to the INVESCO Funds’ independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. Neither the Fund nor any of the other AIM or INVESCO Funds were named as a defendant in any of these proceedings. AIM and certain of its current and former officers also have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

On September 7, 2004, AMVESCAP PLC (“AMVESCAP”), the parent company of IFG and AIM, announced that IFG had reached agreements in principle with the COAG, the NYAG and the staff of the SEC to resolve the civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. Additionally, AMVESCAP announced that AIM had reached agreements in principle with the NYAG and the staff of the SEC to resolve investigations related to market timing activity in the AIM Funds. All of the agreements are subject to preparation and signing of final settlement documents. The SEC agreements also are subject to approval by the full Commission. Additionally, the Secretary of State of the State of Georgia is agreeable to the resolutions with other regulators. It has subsequently been agreed with the SEC that, in addition to AIM, ADI will be a named party in the settlement of the SEC’s investigation.

Under the terms of the agreements, IFG will pay a total of $325 million, of which $110 million is civil penalties. AIM and ADI will pay a total of $50 million, of which $30 million is civil penalties. It is expected that the final settlement documents will provide that the total settlement payments by IFG and AIM will be available to compensate shareholders of the AIM and INVESCO Funds harmed by market timing activity, as determined by an independent distribution consultant to be appointed under the settlements. The agreements will also commit AIM, ADI and IFG as well as the AIM and INVESCO Funds to a range of corporate governance reforms. Under the agreements with the NYAG and COAG, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. IFG will also make other settlement-related payments required by the State of Colorado.

Despite the agreements in principle discussed above, there can be no assurance that AMVESCAP will be able to reach a satisfactory final settlement with the regulators, or that any such final settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. (“IINA”), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund’s investment advisor. There can be no assurance that such exemptive relief will be granted.

None of the costs of the settlements will be borne by the AIM and INVESCO Funds or by Fund shareholders.

At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

The payments made in connection with the above-referenced settlements by IFG, AIM and ADI are expected to total $375 million. Additionally, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. Whether and to what extent management fees will be reduced for any particular AIM or INVESCO Fund is unknown at the present time. Also, the manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund’s financial statements in the future.

At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

NOTE 13—Legal Proceedings (continued)

On September 8, 2004, Mr. Cunningham’s law firm issued a press release announcing that Mr. Cunningham had agreed to resolve the civil actions against him by paying the SEC and the NYAG a $500,000 civil penalty, to accept a two-year ban from the securities industry and to accept a five-year ban from serving as an officer or director in the securities industry.

On August 31, 2004, the SEC announced settled enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG’s sales department. The SEC alleged that Messrs. Miller, Kolbe and Legoski violated Federal securities laws by facilitating widespread market timing trading in certain INVESCO Funds in contravention of those Funds’ public disclosures. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, and further prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively. The SEC also prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

Ongoing Regulatory Inquiries Concerning IFG

IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission (“SEC”), the NASD, Inc. (“NASD”), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor (“DOL”) and the United States Attorney’s Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Ongoing Regulatory Inquiries Concerning AIM

AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney’s Office for the Southern District of New York, the United States Attorney’s Office for the Central District of California, the United States Attorney’s Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act (“ERISA”); (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds’ advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys’ and experts’ fees.

The Judicial Panel on Multidistrict Litigation (the “Panel”) has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and related defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel’s directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys’ fees and costs.

NOTE 13—Legal Proceedings (continued)

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds’ advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys’ and experts’ fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed Funds

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys’ and experts’ fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. (“AIS”) and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively promote the sale of the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds’ advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys’ and experts’ fees.

NOTE 14—Subsequent Event

The AIM and INVESCO Families of Funds received requests from the SEC for information concerning the Funds’ use of exchange traded funds and other registered investment companies, as well as compliance with Section 12(d)(1) of the Investment Company Act of 1940. After reviewing responsive information, the SEC issued a letter subsequent to the period ended July 31, 2004 asserting that the Fund entered into certain securities transactions during the period June 2, 2002 to May 31, 2004 that may not have been in compliance with the percentage of ownership restriction of certain investment companies and in particular HOLDRs. To the extent it is determined that these securities transactions were not in compliance appropriate amounts will be reimbursed. At this time the effect to the Fund is not expected to be material.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees

and Shareholders of INVESCO Small Company Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the INVESCO Small Company Growth Fund (one of the funds constituting AIM Stock Funds, formerly known as INVESCO Stock Funds, Inc.; hereafter referred to as the “Fund”) at July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

September 17, 2004

Houston, Texas

Schedule of Investments

July 31, 2004

	Shares	Market Value

Common Stocks & Other Equity Interests–99.17%

Aerospace & Defense–0.66%
Aviall, Inc.(a)	197,400	$3,957,870

Airlines–0.70%
AirTran Holdings, Inc.(a)(b)	379,700	4,233,655

Apparel Retail–1.51%
Aeropostale, Inc.(a)	96,550	2,942,844
Gymboree Corp. (The)(a)(b)	206,900	3,275,227
Pacific Sunwear of California, Inc.(a)	140,200	2,860,080
		9,078,151

Application Software–4.28%
Agile Software Corp.(a)	525,800	3,911,952
FileNET Corp.(a)	172,800	3,283,200
Hyperion Solutions Corp.(a)	105,800	4,339,916
Intervoice, Inc.(a)	259,600	2,287,076
MSC.Software Corp.(a)(b)	510,700	3,763,859
Open Solutions Inc.(a)	134,500	3,045,080
Quest Software, Inc.(a)(b)	240,000	2,894,400
RSA Security Inc.(a)(b)	122,030	2,272,199
		25,797,682

Asset Management & Custody Banks–3.19%
Affiliated Managers Group, Inc.(a)(b)	155,700	7,148,187
Eaton Vance Corp.(b)	144,700	5,489,918
National Financial Partners Corp.	195,800	6,594,544
		19,232,649

Automobile Manufacturers–0.41%
Winnebago Industries, Inc.	67,500	2,487,375

Biotechnology–5.77%
Alnylam Pharmaceuticals Inc.(a)	271,400	1,397,710
Angiotech Pharmaceuticals, Inc. (Canada) (a)	309,900	5,460,438
Connectics Corp.(a)(b)	233,000	6,414,490
Gen-Probe Inc.(a)	112,400	4,206,008
Incyte Corp.(a)	484,100	2,977,215
Ligand Pharmaceuticals Inc. — Class B (Acquired 07/03/03; Cost $100,000)(a) (c)(d)	100,000	1,381,000
Mannkind Corp.(a)	87,000	1,231,050
Martek Biosciences Corp.(a)	55,000	2,602,600
Metabasis Therapeutics, Inc.(a)	114,500	658,375
Nabi Biopharmaceuticals(a)	437,100	5,048,505
Pharmion Corp.(a)	75,500	3,388,440
		34,765,831

	Shares	Market Value

Broadcasting & Cable TV–1.08%
Radio One, Inc. — Class D(a)	429,600	$6,534,216

Casinos & Gaming–3.84%
Alliance Gaming Corp.(a)	175,800	2,501,634
Boyd Gaming Corp.	183,700	4,829,473
Multimedia Games, Inc.(a)(b)	126,200	2,388,966
Pinnacle Entertainment, Inc.(a)(b)	250,700	2,830,403
Scientific Games Corp. — Class A(a)(b)	188,500	3,357,185
Shuffle Master, Inc.(a)(b)	122,600	3,921,974
Station Casinos, Inc.(b)	76,000	3,283,200
		23,112,835

Catalog Retail–0.42%
Insight Enterprises, Inc.(a)(b)	158,800	2,547,152

Communications Equipment–3.77%
Arris Group Inc.(a)(b)	1,044,400	4,590,138
Extreme Networks, Inc.(a)(b)	1,068,200	5,789,644
NETGEAR, Inc.(a)(b)	458,400	5,230,344
Tekelec(a)(b)	367,300	7,136,639
		22,746,765

Computer Storage & Peripherals– 0.43%
Avid Technology, Inc.(a)	56,000	2,617,440

Construction & Engineering–0.65%
Chicago Bridge & Iron Co. N.V.–New York Shares (Netherlands)(b)	133,400	3,893,946

Construction & Farm Machinery & Heavy Trucks–3.70%
Bucyrus International, Inc. — Class A(a)	71,600	1,718,400
Joy Global Inc.(b)	241,900	7,182,011
Oshkosh Truck Corp.	118,400	6,271,648
Wabash National Corp.(b)	247,200	7,139,136
		22,311,195

Distributors–0.19%
Design Within Reach Inc.(a)	71,500	1,155,511

Diversified Commercial Services– 2.24%
Corinthian Colleges, Inc.(a)(b)	83,700	1,566,864
Corporate Executive Board Co. (The)(b)	120,100	6,809,670
Laureate Education Inc.(a)	144,500	5,100,850
		13,477,384

Diversified Metals & Mining–1.10%
Arch Coal, Inc.(b)	196,500	6,635,805

	Shares	Market Value

Electrical Components & Equipment–0.80%
Power-One, Inc.(a)(b)	547,300	$4,799,821

Electronic Equipment Manufacturers–3.37%
Aeroflex Inc.(a)(b)	779,360	8,643,102
FLIR Systems, Inc.(a)(b)	104,800	6,668,424
Metrologic Instruments, Inc.(a)(b)	315,200	5,014,832
		20,326,358

Electronic Manufacturing Services–0.76%
Trimble Navigation Ltd.(a)(b)	165,885	4,606,626

Employment Services–2.67%
Gevity HR, Inc.(b)	141,400	2,938,292
Heidrick & Struggles International, Inc.(a)	146,650	3,880,359
Labor Ready, Inc.(a)(b)	238,900	3,349,378
MPS Group, Inc.(a)(b)	384,300	3,451,014
Resources Connection, Inc.(a)	63,860	2,476,491
		16,095,534

Environmental Services–1.11%
Stericycle, Inc.(a)	136,000	6,664,000

Food Distributors–0.59%
Central European Distribution Corp.(a)(b)	148,652	3,584,000

General Merchandise Stores–0.50%
Tuesday Morning Corp.(a)(b)	93,700	3,013,392

Health Care Distributors–0.52%
Andrx Corp.(a)	122,000	3,164,680

Health Care Equipment–2.63%
ArthroCare Corp.(a)(b)	166,075	4,422,577
Cytyc Corp.(a)	207,100	5,005,607
INAMED Corp.(a)	39,150	2,121,147
Respironics, Inc.(a)	77,600	4,323,872
		15,873,203

Health Care Facilities–2.62%
Community Health Systems Inc.(a)(b)	176,600	4,346,126
Select Medical Corp.	232,800	2,989,152
United Surgical Partners International, Inc.(a)(b)	148,800	5,243,712
VCA Antech, Inc.(a)	76,200	3,202,686
		15,781,676

Health Care Services–4.33%
Accredo Health, Inc.(a)(b)	78,300	2,536,920
Covance Inc.(a)	126,000	4,622,940
DaVita, Inc.(a)	199,900	6,070,963
Dendrite International, Inc.(a)	325,500	4,853,205

	Shares	Market Value

Health Care Services–(Continued)
eResearch Technology, Inc.(a)(b)	296,950	$7,397,025
SFBC International, Inc.(a)	18,800	639,952
		26,121,005

Health Care Supplies–2.23%
Advanced Medical Optics, Inc.(a)	125,400	4,771,470
Align Technology, Inc.(a)	125,000	2,147,500
Cooper Cos., Inc. (The)	60,200	3,578,890
Dade Behring Holdings Inc.(a)	59,200	2,941,648
		13,439,508

Housewares & Specialties–0.54%
Jarden Corp.(a)	90,000	3,252,600

Industrial Gases–1.06%
Airgas, Inc.(b)	292,700	6,366,225

Industrial Machinery–2.94%
IDEX Corp.	279,150	8,957,924
Kennametal Inc.	199,200	8,764,800
		17,722,724

Internet Software & Services–3.29%
Akamai Technologies, Inc.(a)(b)	137,200	2,048,396
Aladdin Knowledge Systems (Israel)(a)	66,600	1,257,408
Blue Coat Systems, Inc.(a)(b)	48,900	905,139
Chordiant Software, Inc.(a)	264,200	819,020
CNET Networks, Inc. (a)(b)	208,000	1,899,040
Internet Security Systems, Inc.(a)(b)	134,800	2,065,136
iVillage Inc.(a)	484,800	2,506,416
j2 Global Communications, Inc.(a)(b)	129,200	3,295,892
RealNetworks, Inc.(a)(b)	363,000	2,047,320
SupportSoft, Inc.(a)(b)	135,100	1,190,231
Websense, Inc.(a)	47,000	1,794,930
		19,828,928

Investment Banking & Brokerage–2.16%
Greenhill & Co., Inc.(a)(b)	141,700	2,897,765
Knight Trading Group, Inc. — Class A(a)(b)	606,400	5,160,464
Raymond James Financial, Inc.(b)	212,100	4,956,777
		13,015,006

IT Consulting & Other Services–1.70%
Sapient Corp.(a)	719,800	5,031,402
SRA International, Inc. — Class A(a)(b)	122,899	5,224,436
		10,255,838

Leisure Products–0.65%
Marvel Enterprises, Inc.(a)	299,400	3,907,170

	Shares	Market Value

Managed Health Care–0.49%
Sierra Health Services, Inc.(a)	49,900	$2,205,580
WellCare Health Plans Inc.(a)	37,200	729,120
		2,934,700

Oil & Gas Drilling–2.29%
Grey Wolf, Inc.(a)	1,674,700	7,519,403
Todco — Class A(a)	396,700	6,259,926
		13,779,329

Oil & Gas Equipment & Services–1.95%
Hydril(a)	183,100	6,527,515
Maverick Tube Corp.(a)	180,500	5,205,620
		11,733,135

Oil & Gas Exploration & Production–2.58%
Forest Oil Corp.(a)	154,700	4,376,463
Quicksilver Resources Inc.(a)(b)	175,400	5,554,918
Spinnaker Exploration Co.(a)	157,300	5,626,621
		15,558,002

Personal Products–0.69%
NBTY, Inc.(a)	189,900	4,132,224

Pharmaceuticals–3.16%
Auxilium Pharmaceuticals Inc.(a)	105,000	787,500
Medicines Co. (The)(a)(b)	97,200	2,571,912
MGI Pharma, Inc.(a)	147,800	4,139,878
Nektar Therapeutics(a)	182,600	3,202,804
Salix Pharmaceuticals, Ltd.(a)	233,550	4,979,286
Valeant Pharmaceuticals International(b)	193,000	3,379,430
		19,060,810

Property & Casualty Insurance–1.00%
United National Group, Ltd. — Class A (Cayman Islands)(a)	411,350	6,042,732

Real Estate Management & Development–0.55%
CB Richard Ellis Group, Inc. — Class A(a)	174,200	3,299,348

Regional Banks–4.86%
Greater Bay Bancorp(b)	208,100	5,483,435
PrivateBancorp, Inc.	221,800	6,210,400
Silicon Valley Bancshares(a)	177,300	6,490,953
Southwest Bancorp. of Texas, Inc.	286,600	5,832,310
UCBH Holdings, Inc.(b)	134,900	5,273,241
		29,290,339

	Shares	Market Value

Restaurants–0.46%
P.F. Chang’s China Bistro, Inc.(a)	62,500	$2,776,875

Semiconductor Equipment–1.64%
Cymer, Inc.(a)(b)	149,700	4,287,408
Varian Semiconductor Equipment Associates, Inc.(a)(b)	187,000	5,585,690
		9,873,098

Semiconductors–4.66%
Artisan Components, Inc.(a)	169,000	4,111,770
Genesis Microchip Inc.(a)(b)	358,600	4,120,314
Microsemi Corp.(a)	355,000	4,348,750
Silicon Image, Inc.(a)(b)	434,900	5,214,451
Vitesse Semiconductor Corp.(a)	1,195,400	3,347,120
Zoran Corp.(a)	392,600	6,945,094
		28,087,499

Specialty Stores–1.40%
Advance Auto Parts, Inc.(a)	99,400	3,689,728
Sports Authority, Inc. (The)(a)	109,100	2,782,050
West Marine, Inc.(a)(b)	94,400	1,950,304
		8,422,082

Steel–1.77%
Allegheny Technologies, Inc.	328,500	6,586,425
GrafTech International Ltd.(a)(b)	369,900	4,079,997
		10,666,422

Technology Distributors–0.18%
ScanSource, Inc.(a)(b)	18,100	1,060,660

Trucking–1.49%
Old Dominion Freight Line, Inc.(a)	64,600	1,874,692
Overnite Corp.(b)	237,400	7,095,886
		8,970,578

Wireless Telecommunication Services–1.59%
American Tower Corp. — Class A(a)(b)	457,300	6,612,558
Western Wireless Corp. — Class A(a)(b)	111,700	2,947,763
		9,560,321
Total Common Stocks & Other Equity Interests (Cost $575,282,522)		597,651,910
Money Market Funds–0.54%
INVESCO Treasurer’s Money Market Reserve Fund (Cost $3,265,874)(e)	3,265,874	3,265,874
TOTAL INVESTMENTS–99.71% (excluding investments purchased with cash collateral from securities loaned) (Cost $578,548,396)		600,917,784

	Shares	Market Value

Investments Purchased With Cash Collateral From Securities Loaned

Money Market Funds–3.33%
INVESCO Treasurer’s Money Market Reserve Fund(e)(f)	20,058,609	$20,058,609
Total Money Market Funds (purchased with cash collateral from securities loaned) (Cost $20,058,609)		20,058,609
TOTAL INVESTMENTS–103.04% (Cost $598,607,005)		620,976,393
OTHER ASSETS LESS LIABILITIES–(3.04%)		(18,346,407)
NET ASSETS–100.00%		$602,629,986

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security has been pledged as collateral for security lending transactions at July 31, 2004.
(c)	Security fair valued in accordance with the procedures established by the Board of Trustees. The market value of this security at 07/31/04 represented 0.22% of the Fund’s total investments. See Note 1A.
(d)	Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of this security. The market value of this security at 07/31/04 represented 0.23% of the Fund’s net assets. Unless otherwise indicated, this security is not considered to be illiquid.
(e)	The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(f)	The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 7.

See accompanying notes which are an integral part of the financial statements.

Statement of Assets and Liabilities

July 31, 2004

Assets:
Investments, at market value (cost $575,282,522)*	$597,651,910
Investments in affiliated money market funds (cost $23,324,483)	23,324,483
Total investments (cost $598,607,005)	620,976,393
Receivables for:
Investments sold	24,233,469
Fund shares sold	376,869
Dividends	26,295
Amount due from advisor	45,821
Investment for deferred compensation and retirement plans	100,257
Other assets	48,478
Total assets	645,807,582
Liabilities:
Payables for:
Investments purchased	11,511,441
Fund shares reacquired	9,819,133
Deferred compensation and retirement plans	120,008
Collateral upon return of securities loaned	20,058,609
Accrued distribution fees	148,358
Accrued trustees’ fees	3,626
Accrued transfer agent fees	1,414,970
Accrued operating expenses	101,451
Total liabilities	43,177,596
Net assets applicable to shares outstanding	$602,629,986
Net assets consist of:
Shares of beneficial interest	$1,106,013,361
Undistributed net investment income (loss)	(74,383)
Undistributed net realized gain (loss) from investment securities	(525,678,380)
Unrealized appreciation of investment securities	22,369,388
$602,629,986

Net Assets:
Class A	$5,736,887
Class B	$1,762,161
Class C	$1,906,993
Class K	$95,751,967
Investor Class	$497,471,978
Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	546,963
Class B	170,577
Class C	192,940
Class K	9,151,236
Investor Class	47,431,898
Class A:
Net asset value per share	$10.49
Offering price per share:
(Net asset value of $10.49 ÷ 94.50%)	$11.10
Class B:
Net asset value and offering price per share	$10.33
Class C:
Net asset value and offering price per share	$9.88
Class K:
Net asset value and offering price per share	$10.46
Investor Class:
Net asset value and offering price per share	$10.49

*	At July 31, 2004, securities with an aggregate market value of $19,539,751 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

For the year ended July 31, 2004

Investment income:
Dividends (net of foreign withholding tax of $1,334)	$1,929,916
Dividends and interest from affiliates*	672,053
Total investment income	2,601,969
Expenses:
Advisory fees	6,172,816
Administrative services fees	419,774
Custodian fees	122,452
Distribution fees:
Class A	21,313
Class B	11,539
Class C	27,833
Class K	509,263
Investor Class	2,020,562
Transfer agent fees:
Class A	25,779
Class B	7,796
Class C	34,274
Class K	895,753
Investor Class	4,506,425
Trustees’ fees	29,448
Other	566,066
Total expenses	15,371,093
Less: Fees waived and expenses reimbursed	1,247,782
Net expenses	14,123,311
Net investment income (loss)	(11,521,342)
Realized and unrealized gain (loss) from investment securities and option contracts:
Net realized gain from:
Investment securities	220,067,665
Option contracts written	245,398
220,313,063
Change in net unrealized appreciation (depreciation) of:
Investment securities	(127,419,547)
Option contracts written	36,301
(127,383,246)
Net gain from investment securities and option contracts	92,929,817
Net increase in net assets resulting from operations	$81,408,475

*	Dividends from affiliated money market funds are net of income rebate paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the years ended July 31, 2004 and 2003

	2004	2003
Operations:
Net investment income (loss)	$(11,521,342)	$(8,216,081)
Net realized gain (loss) from investment securities and option contracts	220,313,063	(68,052,955)
Change in net unrealized appreciation (depreciation) of investment securities and option contracts	(127,383,246)	229,128,853
Net increase in net assets resulting from operations	81,408,475	152,859,817
Share transactions–net:
Class A	(1,089,987)	3,071,872
Class B	1,459,096	288,316
Class C	(110,783)	50,289
Class K	(4,481,287)	14,773,347
Investor Class	(468,340,735)	(47,990,339)
Net increase (decrease) in net assets resulting from share transactions	(472,563,696)	(29,806,515)
Net increase (decrease) in net assets	(391,155,221)	123,053,302
Net assets:
Beginning of year	993,785,207	870,731,905
End of year (including undistributed net investment income (loss) of $(74,383) and $(70,302) for 2004 and 2003, respectively)	$602,629,986	$993,785,207

Notes to Financial Statements

July 31, 2004

NOTE 1—Significant Accounting Policies

INVESCO Small Company Growth Fund (the “Fund”) is a series portfolio of AIM Stock Funds (the “Trust”, formerly known as, INVESCO Stock Funds, Inc.). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of four separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On November 25, 2003, the Fund was restructured from a separate series of AIM Stock Funds, Inc., formerly known as INVESCO Stock Funds, Inc. to a new series portfolio of the Trust.

The Fund’s investment objective is to seek long-term capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

Under the Trust’s organizational documents, the Fund’s officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations — Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E.	Expenses — Until March 31, 2004, each class bore expenses incurred specifically on its behalf (including Rule 12b-1 plan fees) and, in addition, each class bore a portion of general expenses, based on relative net assets of each class. Effective April 1, 2004, fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F.	Repurchase Agreements — The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the SEC, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates (“Joint repurchase agreements”). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

G.	Covered Call Options — The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H.	Put Options — The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. (“AIM”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund’s average net assets as follows:

Average Net Assets	Rate
First $350 million	0.75%
From $350 million to $700 million	0.65%
From $700 million to $2 billion	0.55%
From $2 billion to $4 billion	0.45%
From $4 billion to $6 billion	0.40%
From $6 billion to $8 billion	0.375%
Over $8 billion	0.35%

For the period November 25, 2003 through July 31, 2004, the Fund paid advisory fees to AIM of $4,000,723. Prior to November 25, 2003, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. (“IFG”). For the period August 1, 2003 through November 24, 2003, the Fund paid advisory fees under similar terms to IFG of $2,172,093. Effective November 25, 2003, AIM entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. (“INVESCO”) whereby AIM paid INVESCO 40% of the fee paid by the Fund to AIM.

AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K and Investor Class shares to 1.60%, 2.25%, 2.25%, 1.70% and 1.50%, respectively. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K and Investor Class shares to 2.00%, 2.65%, 2.65%, 2.10% and 1.90%, respectively, through July 31, 2005. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund’s day-to-day operations), or items designated as such by the Fund’s Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended July 31, 2004, AIM waived fees of $19,069.

For the period November 25, 2003 through July 31, 2004, AIM reimbursed class-specific expenses of the Fund of $0, $6,286, $11,892, $34,048 and $98,571 for Class A, Class B, Class C, Class K and Investor Class shares, respectively. Prior to November 25, 2003, IFG reimbursed class-specific expenses of the Fund of $0, $752, $21,625, $246,986 and $431,159 for Class A, Class B, Class C, Class K, and Investor Class shares, respectively. For the period November 25, 2003 through July 31, 2004, AIM reimbursed fund level expenses of the Fund of $220,003. Prior to November 25, 2003, IFG did not reimburse fund level expenses of the Fund.

For the year ended July 31, 2004, at the direction of the Trustees of the Trust, AMVESCAP PLC (“AMVESCAP”) has assumed $78,860 of expenses incurred by the Fund in connection with matters related to both pending regulatory complaints against INVESCO Funds Group, Inc. alleging market timing and the ongoing market timing investigations with respect to IFG and AIM, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period November 25, 2003 through July 31, 2004, AIM was paid $266,116 for such services. Prior to November 25, 2003, the Trust had an administrative services agreement with IFG. For the period August 1, 2003 through November 24, 2003, under similar terms, IFG was paid $153,658 for such services.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. (“AISI”) a fee for providing transfer agency and shareholder services to the Fund. Prior to October 1, 2003, the Trust had a transfer agency and service agreement with IFG. For the period August 1, 2003 through September 30, 2003, IFG retained $938,787 for such services. For the period October 1, 2003 through July 31, 2004, AISI retained $4,531,240 for such services.

The Trust has entered into a master distribution agreement with A I M Distributors, Inc. (“AIM Distributors”) to serve as the distributor for the Class A, Class B, Class C, Class K and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A,

Class B, Class C, Class K and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Class A, Class B, Class C and Class K Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.45% of the average daily net assets of Class K shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class K shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. The Fund, pursuant to the Investor Class Plan, pays AIM Distributors for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Pursuant to the Plans, for the year ended July 31, 2004, the Class A, Class B, Class C, Class K and Investor Class shares paid $21,313, $11,539, $27,833, $509,263 and $2,020,562, respectively. AIM has reimbursed $78,531 of Investor Class expenses related to an overpayment of prior period Rule 12b-1 fees paid to INVESCO Distributors Inc., prior distributor and an AIM affiliate.

Front-end sales commissions and contingent deferred sales charges (“CDSC”) (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the year ended July 31, 2004 AIM Distributors advised the Fund that it retained $ 8,726 in front-end sales commissions from the sale of Class A shares and $0, $183, $312 and $495 from Class A, Class B, Class C and Class K shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of AIM, AISI, INVESCO and/or AIM Distributors.

NOTE 3—Investments in Affiliates

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the period ended July 31, 2004.

Investments of Daily Available Cash Balances:

Fund	Market Value 07/31/03	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 07/31/04	Dividend Income	Realized Gain (Loss)
INVESCO Treasurer’s Money Market Reserve Fund	$35,000,000	$790,369,057	$(822,103,183)	$—	$3,265,874	$475,471	$—

Investments of Cash Collateral from Securities Lending Transactions:

Fund	Market Value 07/31/03	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 07/31/04	Dividend Income*	Realized Gain (Loss)
INVESCO Treasurer’s Money Market Reserve Fund	$32,721,694	$235,380,467	$(248,043,552)	$—	$20,058,609	$176,335	$—
Total	$67,721,694	$1,025,749,524	$(1,070,146,735)	$—	$23,324,483	$651,806	$—
*	Dividend income is net of income rebate paid to security lending counterparties.

NOTE 4—Trustees’ Fees

Trustees’ fees represent remuneration paid to each Trustee of the Trust who is not an “interested person” of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

During the year ended July 31, 2004, the Fund paid legal fees of $2,418 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5—Borrowings

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund’s aggregate borrowings to small sources exceeds 10% of the Fund’s total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended July 31, 2004, the average interfund borrowings for the number of days outstanding was $2,783,703 with a weighted average interest rate of 2.22% and interest expense of $337.

Effective December 9, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company (“SSB”). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended July 31, 2004.

The Fund had available a committed Redemption Line of Credit Facility (“LOC”), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the period until its expiration date on December 3, 2003.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6—Advances to Affiliates

Pursuant to an exemptive order from the SEC, the advisor established an interfund lending facility that the Fund may participate in for temporary borrowings by the other AIM Funds and INVESCO Funds. An interfund loan will be made only if the loan rate is favorable to both parties. Advances were made to the following affiliated investment companies during the period:

Transactions During the Period
	Advances Outstanding 07/31/03	Increases In Advances to Affiliates	Decreases in Advances to Affiliates	Advances Outstanding 07/31/04	Average Daily Advances to Affiliates	Interest Income
INVESCO Dynamics Fund	$—	$369,272,000	$(369,272,000)	$—	$21,721,882	$19,532
INVESCO Growth & Income Fund	—	1,664,000	(1,664,000)	—	1,664,000	52
INVESCO International Core Equity Value Fund (formerly INVESCO International Blue Chip Value Fund)		1,014,000	(1,014,000)	—	1,014,000	33
INVESCO Select Income Fund	—	3,710,000	(3,710,000)	—	3,710,000	115
INVESCO VIF–High Yield Fund	—	7,277,000	(7,277,000)	—	1,819,250	344
INVESCO VIF–Telecommunications Fund	—	3,204,000	(3,204,000)	—	1,068,000	171
	$—	$386,141,000	$(386,141,000)	$—	$30,997,132	$20,247

NOTE 7—Portfolio Securities Loaned

The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

At July 31, 2004, securities with an aggregate value of $19,539,751 were on loan to brokers. The loans were secured by cash collateral of $20,058,609 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended July 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $176,335 for securities lending transactions.

NOTE 8—Option Contracts Written

Transactions During the Period
	Call Option Contracts
	Number of Contracts	Premiums Received
Beginning of year	1,507	$57,887
Written	480	279,353
Closed	(1,987)	(337,240)
End of year	—	$—

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

The fund paid no distributions during the years ended July 31, 2004 and July 31, 2003.

Tax Components of Net Assets:

As of July 31, 2004, the components of net assets on a tax basis were as follows:

2004
Unrealized appreciation–investments	$18,666,123
Temporary book/tax differences	(74,383)
Capital loss carryforward	(521,975,115)
Shares of beneficial interest	1,106,013,361
Total net assets	$602,629,986

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $200,752,420 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax purposes. The Fund has a capital loss carryforward as of July 31, 2004 which expires as follows:

Expiration	Capital Loss Carryforward
July 31, 2010	$215,067,972
July 31, 2011	306,907,143
Total capital loss carryforward	$521,975,115

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2004 was $1,139,104,493 and $1,537,875,950, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$68,985,086
Aggregate unrealized (depreciation) of investment securities	(50,318,963)
Net unrealized appreciation of investment securities	$18,666,123

Cost of investments for tax purposes is $602,310,270.

NOTE 11—Reclassification of Permanent Differences

As a result of differing book/tax treatment of net operating losses, on July 31, 2004, undistributed net investment income (loss) was increased by $11,517,261 and shares of beneficial interest decreased by $11,517,261. This reclassification had no effect on the net assets of the Fund.

NOTE 12—Share Information

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class K shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class K shares and Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class K shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

Changes in Shares Outstanding
	Year ended July 31,
	2004		2003
	Shares	Amount	Shares	Amount
Sold:
Class A	864,587	$9,154,173	3,884,403	$33,795,850
Class B	164,324	1,842,822	33,843	293,246
Class C	1,766,802	17,696,411	44,602,549	359,966,858
Class K	3,093,782	34,174,395	2,413,736	21,412,308
Investor Class	41,851,952	458,943,231	104,518,131	885,646,023
Automatic conversion of Class B shares to Class A shares:(a)
Class A	8,189	92,775	—	—
Class B	(8,305)	(92,775)	—	—
Reacquired:
Class A	(962,897)	(10,336,935)	(3,557,109)	(30,723,978)
Class B	(26,636)	(290,951)	(608)	(4,930)
Class C	(1,750,220)	(17,807,194)	(44,560,541)	(359,916,569)
Class K	(3,463,825)	(38,655,682)	(779,789)	(6,638,961)
Investor Class	(83,507,791)	(927,283,966)	(110,607,182)	(933,636,362)
	(41,970,038)	$(472,563,696)	(4,052,567)	$(29,806,515)
(a)	Prior to the year ended July 31, 2004, conversion of Class B shares to Class A shares were included in Class A shares sold and Class B shares reacquired.

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Year ended July 31,			March 28, 2002 (Date sales commenced) to July 31, 2002
	2004		2003
Net asset value, beginning of period	$10.00		$8.41	$11.25
Income from investment operations:
Net investment income (loss)	(0.14	)(a)	(0.01)	(0.02	)(a)
Net gains (losses) on securities (both realized and unrealized)	0.63		1.60	(2.82)
Total from investment operations	0.49		1.59	(2.84)
Net asset value, end of period	$10.49		$10.00	$8.41
Total return(b)	4.90%		18.91%	(25.24)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$5,737		$6,372	$2,607
Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	1.60	%(c)	1.38%	1.24	%(d)
Without fee waivers and expense reimbursements	1.63	%(c)	1.38%	1.24	%(d)
Ratio of net investment income (loss) to average net assets	(1.32	)%(c)	(0.69)%	(0.74	)%(d)
Portfolio turnover rate(e)	130%		119%	99%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $6,089,612.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

NOTE 13—Financial Highlights (continued)

	Class B
	Year ended July 31,			March 28, 2002 (Date sales commenced) to July 31, 2002
	2004		2003
Net asset value, beginning of period	$9.91		$8.41	$11.25
Income from investment operations:
Net investment income (loss)	(0.22	)(a)	(0.07)	(0.04	)(a)
Net gains (losses) on securities (both realized and unrealized)	0.64		1.57	(2.80)
Total from investment operations	0.42		1.50	(2.84)
Net asset value, end of period	$10.33		$9.91	$8.41
Total return(b)	4.24%		17.84%	(25.24)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$1,762		$408	$67
Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	2.25	%(c)	2.25%	2.14	%(d)
Without fee waivers and expense reimbursements	2.89	%(c)	4.00%	2.14	%(d)
Ratio of net investment income (loss) to average net assets	(1.97	)%(c)	(1.61)%	(1.68	)%(d)
Portfolio turnover rate(e)	130%		119%	99%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $1,153,879.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

	Class C
	Year ended July 31,						February 14, 2000 (Date sales commenced) to July 31, 2000
	2004		2003	2002		2001
Net asset value, beginning of period	$9.49		$8.09	$12.54		$18.37	$20.68
Income from investment operations:
Net investment income (loss)	(0.20	)(a)	(0.18)	(0.18	)(a)	(0.12)	(0.00)
Net gains (losses) on securities (both realized and unrealized)	0.59		1.58	(4.27)		(4.78)	(2.31)
Total from investment operations	0.39		1.40	(4.45)		(4.90)	(2.31)
Less distributions from net realized gains	—		—	—		(0.93)	—
Net asset value, end of period	$9.88		$9.49	$8.09		$12.54	$18.37
Total return(b)	4.11%		17.45%	(35.57)%		(27.24)%	(11.17)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$1,907		$1,673	$1,087		$2,034	$1,926
Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	2.25	%(c)	2.25%	2.25%		2.13%	1.83	%(d)
Without fee waivers and expense reimbursements	3.48	%(c)	3.55%	2.70%		2.13%	1.83	%(d)
Ratio of net investment income (loss) to average net assets	(1.97	)%(c)	(1.73)%	(1.81)%		(1.12)%	(0.91	)%(d)
Portfolio turnover rate(e)	130%		119%	99%		112%	186%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $2,783,310.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

NOTE 13—Financial Highlights (continued)

	Class K
	Year ended July 31,			December 14, 2001 (Date sales commenced) to July 31, 2002
	2004		2003
Net asset value, beginning of period	$9.99		$8.43	$11.76
Income from investment operations:
Net investment income (loss)	(0.16	)(a)	(0.01)	(0.05	)(a)
Net gains (losses) on securities (both realized and unrealized)	0.63		1.57	(3.28)
Total from investment operations	0.47		1.56	(3.33)
Net asset value, end of period	$10.46		$9.99	$8.43
Total return(b)	4.70%		18.51%	(28.32)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$95,752		$95,105	$66,451
Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	1.70	%(c)	1.70%	1.17	%(d)
Without fee waivers and expense reimbursements	1.98	%(c)	3.12%	1.17	%(d)
Ratio of net investment income (loss) to average net assets	(1.42	)%(c)	(1.12)%	(0.80	)%(d)
Portfolio turnover rate(e)	130%		119%	99%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $113,169,476.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

	Investor Class
	Year ended July 31,
	2004		2003	2002	2001		2000
Net asset value, beginning of period	$9.99		$8.41	$12.76	$18.50		$13.61
Income from investment operations:
Net investment income (loss)	(0.13	)(a)	(0.00)	(0.01)	(0.04	)(a)	(0.00)
Net gains (losses) on securities (both realized and unrealized)	0.63		1.58	(4.34)	(4.77)		6.88
Total from investment operations	0.50		1.58	(4.35)	(4.81)		6.88
Less distributions from net realized gains	—		—	—	(0.93)		(1.99)
Net asset value, end of period	$10.49		$9.99	$8.41	$12.76		$18.50
Total return(b)	5.00%		18.79%	(34.09)%	(26.53)%		53.55%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$497,472		$890,227	$800,520	$1,395,113		$1,440,445
Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	1.49	%(c)	1.50%	1.45%	1.29%		1.20%
Without fee waivers and expense reimbursements	1.59	%(c)	1.67%	1.45%	1.29%		1.21%
Ratio of net investment income (loss) to average net assets	(1.21	)%(c)	(0.94)%	(1.01)%	(0.28)%		(0.34)%
Portfolio turnover rate	130%		119%	99%	112%		186%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(c)	Ratios are based on average daily net assets of $808,224,900.

NOTE 14—Legal Proceedings

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans.

As described more fully below, INVESCO Funds Group, Inc. (“IFG”), the former investment advisor to the INVESCO Funds, has reached an agreement in principle with certain regulators to resolve civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. A I M Advisors, Inc. (“AIM”), the Fund’s investment advisor, also has reached an agreement in principle with certain regulators to resolve investigations related to market timing activity in the AIM Funds. AIM expects that its wholly owned subsidiary A I M Distributors, Inc. (“ADI”), the distributor of the Fund’s shares, also will be included as a party in the settlement with respect to AIM. In addition, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits, as described more fully below. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

As a result of the matters discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Agreements in Principle and Settled Enforcement Actions Related to Market Timing

On December 2, 2003, each of the Securities and Exchange Commission (“SEC”) and the State of New York, acting through the office of the state Attorney General (“NYAG”), filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. At the time these proceedings were filed Mr. Cunningham held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (“AIM Management”), the parent of AIM, and the position of Senior Vice President of AIM. Mr. Cunningham is no longer affiliated with AIM. In addition, on December 2, 2003, the State of Colorado, acting through the office of the state Attorney General (“COAG”), filed civil proceedings against IFG. Each of the SEC, NYAG and COAG complaints alleged, in substance, that IFG failed to disclose in the INVESCO Funds’ prospectuses and to the INVESCO Funds’ independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. Neither the Fund nor any of the other AIM or INVESCO Funds were named as a defendant in any of these proceedings. AIM and certain of its current and former officers also have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

On September 7, 2004, AMVESCAP PLC (“AMVESCAP”), the parent company of IFG and AIM, announced that IFG had reached agreements in principle with the COAG, the NYAG and the staff of the SEC to resolve the civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. Additionally, AMVESCAP announced that AIM had reached agreements in principle with the NYAG and the staff of the SEC to resolve investigations related to market timing activity in the AIM Funds. All of the agreements are subject to preparation and signing of final settlement documents. The SEC agreements also are subject to approval by the full Commission. Additionally, the Secretary of State of the State of Georgia is agreeable to the resolutions with other regulators. It has subsequently been agreed with the SEC that, in addition to AIM, ADI will be a named party in the settlement of the SEC’s investigation.

Under the terms of the agreements, IFG will pay a total of $325 million, of which $110 million is civil penalties. AIM and ADI will pay a total of $50 million, of which $30 million is civil penalties. It is expected that the final settlement documents will provide that the total settlement payments by IFG and AIM will be available to compensate shareholders of the AIM and INVESCO Funds harmed by market timing activity, as determined by an independent distribution consultant to be appointed under the settlements. The agreements will also commit AIM, ADI and IFG as well as the AIM and INVESCO Funds to a range of corporate governance reforms. Under the agreements with the NYAG and COAG, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. IFG will also make other settlement-related payments required by the State of Colorado.

Despite the agreements in principle discussed above, there can be no assurance that AMVESCAP will be able to reach a satisfactory final settlement with the regulators, or that any such final settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. (“IINA”), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund’s investment advisor. There can be no assurance that such exemptive relief will be granted.

None of the costs of the settlements will be borne by the AIM and INVESCO Funds or by Fund shareholders.

At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

The payments made in connection with the above-referenced settlements by IFG, AIM and ADI are expected to total $375 million. Additionally, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. Whether and to what extent management fees will be reduced for any particular AIM or INVESCO Fund is unknown at the present time. Also, the manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund’s financial statements in the future.

At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

On September 8, 2004, Mr. Cunningham’s law firm issued a press release announcing that Mr. Cunningham had agreed to resolve the civil actions against him by paying the SEC and the NYAG a $500,000 civil penalty, to accept a two-year ban from the securities industry and to accept a five-year ban from serving as an officer or director in the securities industry.

NOTE 14—Legal Proceedings (continued)

On August 31, 2004, the SEC announced settled enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG’s sales department. The SEC alleged that Messrs. Miller, Kolbe and Legoski violated Federal securities laws by facilitating widespread market timing trading in certain INVESCO Funds in contravention of those Funds’ public disclosures. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, and further prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively. The SEC also prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

Ongoing Regulatory Inquiries Concerning IFG

IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission (“SEC”), the NASD, Inc. (“NASD”), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor (“DOL”) and the United States Attorney’s Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Ongoing Regulatory Inquiries Concerning AIM

AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney’s Office for the Southern District of New York, the United States Attorney’s Office for the Central District of California, the United States Attorney’s Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act (“ERISA”); (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds’ advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys’ and experts’ fees.

The Judicial Panel on Multidistrict Litigation (the “Panel”) has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and related defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel’s directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys’ fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans.

NOTE 14—Legal Proceedings (continued)

These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds’ advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys’ and experts’ fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed Funds

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys’ and experts’ fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. (“AIS”) and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively promote the sale of the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds’ advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys’ and experts’ fees.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of INVESCO S&P 500 Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the INVESCO S&P 500 Index Fund (one of the funds constituting AIM Stock Funds, formerly known as INVESCO Stock Funds, Inc.; hereafter referred to as the “Fund”) at July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

September 17, 2004

Houston, Texas

FINANCIALS

Schedule of Investments

July 31, 2004

	Shares	Market Value

Common Stocks & Other Equity Interests–94.20%

Advertising–0.17%
Interpublic Group of Cos., Inc. (The)(a)	9,199	$117,655
Omnicom Group Inc.	4,142	298,307
		415,962

Aerospace & Defense–1.93%
Boeing Co. (The)	18,475	937,606
General Dynamics Corp.	4,363	431,152
Goodrich Corp.	2,578	83,347
Honeywell International Inc.	18,833	708,309
Lockheed Martin Corp.	9,837	521,263
Northrop Grumman Corp.	7,878	414,383
Raytheon Co.	9,821	329,495
Rockwell Collins, Inc.	3,914	133,937
United Technologies Corp.	11,265	1,053,277
		4,612,769

Agricultural Products–0.09%
Archer-Daniels-Midland Co.	14,211	219,276

Air Freight & Logistics–0.99%
FedEx Corp.	6,543	535,741
Ryder System, Inc.	1,422	61,004
United Parcel Service, Inc. — Class B	24,707	1,777,916
		2,374,661

Airlines–0.11%
Delta Air Lines, Inc.(a)	2,707	14,049
Southwest Airlines Co.	17,311	250,490
		264,539

Aluminum–0.26%
Alcoa Inc.	19,085	611,293

Apparel Retail–0.38%
Gap, Inc. (The)	19,750	448,325
Limited Brands	10,329	211,125
TJX Cos., Inc. (The)	10,848	254,603
		914,053

Apparel, Accessories & Luxury Goods–0.13%
Jones Apparel Group, Inc.	2,770	103,459
Liz Claiborne, Inc.	2,431	87,978
V. F. Corp.	2,407	120,374
		311,811

Application Software–0.29%
Autodesk, Inc.	2,473	99,415
Citrix Systems, Inc.(a)	3,730	65,723

	Shares	Market Value

Application Software–(Continued)
Compuware Corp.(a)	8,429	$41,639
Intuit Inc.(a)	4,197	157,136
Mercury Interactive Corp.(a)	2,020	73,851
Parametric Technology Corp.(a)	5,844	26,532
PeopleSoft, Inc.(a)	7,981	143,818
Siebel Systems, Inc.(a)	11,016	88,789
		696,903

Asset Management & Custody Banks–0.75%
Bank of New York Co., Inc. (The)	17,073	490,507
Federated Investors, Inc. — Class B	2,382	66,958
Franklin Resources, Inc.	5,469	263,879
Janus Capital Group Inc.	5,277	69,973
Mellon Financial Corp.	9,304	255,674
Northern Trust Corp.	4,832	193,908
State Street Corp.	7,354	314,825
T. Rowe Price Group Inc.	2,760	127,567
		1,783,291

Auto Parts & Equipment–0.19%
Dana Corp.	3,262	62,924
Delphi Corp.	12,286	116,840
Johnson Controls, Inc.	4,164	235,058
Visteon Corp.	2,866	29,462
		444,284

Automobile Manufacturers–0.47%
Ford Motor Co.	40,164	591,214
General Motors Corp.	12,375	533,857
		1,125,071

Biotechnology–1.25%
Amgen Inc.(a)	27,874	1,585,473
Applera Corp.-Applied Biosystems Group	4,424	91,533
Biogen Idec Inc.(a)	7,446	446,760
Chiron Corp.(a)	4,140	189,736
Genzyme Corp.(a)	4,965	254,605
Gilead Sciences, Inc.(a)	4,697	303,614
MedImmune, Inc.(a)	5,428	125,061
		2,996,782

Brewers–0.41%
Anheuser-Busch Cos., Inc.	17,628	914,893
Coors (Adolph) Co. — Class B	798	54,870
		969,763

	Shares	Market Value

Broadcasting & Cable TV–0.85%
Clear Channel Communications, Inc.	13,465	$480,700
Comcast Corp. — Class A(a)	49,154	1,346,820
Univision Communications Inc. — Class A(a)	7,072	204,876
		2,032,396

Building Products–0.20%
American Standard Cos. Inc.(a)	4,714	178,613
Masco Corp.	9,601	290,334
		468,947

Casinos & Gaming–0.15%
Harrah’s Entertainment, Inc.	2,472	114,923
International Game Technology	7,647	247,304
		362,227

Commercial Printing–0.06%
Donnelley (R.R.) & Sons Co.	4,799	152,320

Communications Equipment–2.70%
ADC Telecommunications, Inc.(a)	17,689	42,454
Andrew Corp.(a)	3,482	37,780
Avaya Inc.(a)	9,725	142,471
CIENA Corp.(a)	12,442	35,086
Cisco Systems, Inc.(a)	148,213	3,091,723
Comverse Technology, Inc.(a)	4,329	73,853
Corning Inc.(a)	30,079	371,776
JDS Uniphase Corp.(a)	31,599	109,017
Lucent Technologies Inc.(a)	93,941	286,520
Motorola, Inc.	51,332	817,719
QLogic Corp.(a)	2,078	50,807
QUALCOMM Inc.	17,760	1,226,861
Scientific-Atlanta, Inc.	3,344	102,828
Tellabs, Inc.(a)	9,108	81,152
		6,470,047

Computer & Electronics Retail–0.21%
Best Buy Co., Inc.	7,119	342,851
Circuit City Stores, Inc.	4,359	61,462
RadioShack Corp.	3,498	97,769
		502,082

Computer Hardware–3.01%
Apple Computer, Inc.(a)	8,329	269,360
Dell Inc.(a)	55,303	1,961,597
Gateway, Inc.(a)	8,211	36,950
Hewlett-Packard Co.	66,804	1,346,101
International Business Machines Corp.	36,943	3,216,627
NCR Corp.(a)	2,074	96,296
Sun Microsystems, Inc.(a)	72,908	287,987
		7,214,918

	Shares	Market Value

Computer Storage & Peripherals–0.41%
EMC Corp.(a)	53,570	$587,663
Lexmark International, Inc. — Class A(a)	2,847	251,960
Network Appliance, Inc.(a)	7,567	146,119
		985,742

Construction & Engineering–0.03%
Fluor Corp.	1,799	81,944

Construction & Farm Machinery & Heavy Trucks–0.52%
Caterpillar Inc.	7,493	550,661
Cummins Inc.	938	65,125
Deere & Co.	5,456	342,691
Navistar International Corp.(a)	1,510	54,285
PACCAR Inc.	3,838	230,126
		1,242,888

Construction Materials–0.04%
Vulcan Materials Co.	2,230	106,193

Consumer Finance–1.22%
American Express Co.	28,010	1,407,503
Capital One Financial Corp.	5,255	364,277
MBNA Corp.	28,020	691,814
Providian Financial Corp.(a)	6,364	88,078
SLM Corp.	9,621	364,828
		2,916,500

Data Processing & Outsourced Services–1.09%
Affiliated Computer Services, Inc. — Class A(a)	2,983	154,818
Automatic Data Processing, Inc.	12,937	543,095
Computer Sciences Corp.(a)	4,113	194,339
Convergys Corp.(a)	3,141	41,587
Electronic Data Systems Corp.	10,636	196,553
First Data Corp.	19,124	853,122
Fiserv, Inc.(a)	4,267	146,187
Paychex, Inc.	8,278	254,217
Sabre Holdings Corp. — Class A	3,072	78,428
SunGard Data Systems Inc.(a)	6,401	149,207
		2,611,553

Department Stores–0.54%
Dillards, Inc. — Class A	1,827	41,637
Federated Department Stores, Inc.	3,964	189,955
J.C. Penney Co., Inc.	6,183	247,320
Kohl’s Corp.(a)	7,456	341,187
May Department Stores Co. (The)	6,374	169,102
Nordstrom, Inc.	3,048	133,807
Sears, Roebuck & Co.	4,664	171,076
		1,294,084

	Shares	Market Value

Distillers & Vintners–0.05%
Brown-Forman Corp. — Class B	2,661	$123,763

Distributors–0.06%
Genuine Parts Co.	3,815	143,940

Diversified Banks–3.59%
Bank of America Corp.	44,690	3,799,097
Comerica Inc.	3,796	221,952
U.S. Bancorp	41,545	1,175,724
Wachovia Corp.	28,836	1,277,723
Wells Fargo & Co.	36,991	2,123,653
		8,598,149

Diversified Chemicals–0.91%
Dow Chemical Co. (The)	20,540	819,341
E. I. du Pont de Nemours & Co.	21,925	939,925
Eastman Chemical Co.	1,696	75,777
Engelhard Corp.	2,751	80,879
Hercules Inc.(a)	2,432	28,722
PPG Industries, Inc.	3,754	221,298
		2,165,942

Diversified Commercial Services–0.54%
Apollo Group, Inc. — Class A(a)	3,862	322,670
Cendant Corp.	22,357	511,528
Cintas Corp.	3,751	157,392
Deluxe Corp.	1,108	48,807
Equifax Inc.	3,049	73,542
H&R Block, Inc.	3,809	187,136
		1,301,075

Diversified Metals & Mining–0.12%
Freeport-McMoRan Copper & Gold, Inc. — Class B	3,880	135,218
Phelps Dodge Corp.	2,033	158,452
		293,670

Drug Retail–0.49%
CVS Corp.	8,692	363,934
Walgreen Co.	22,476	818,126
		1,182,060

Electric Utilities–1.82%
Allegheny Energy, Inc.(a)	2,784	41,315
Ameren Corp.	4,207	188,011
American Electric Power Co., Inc.	8,662	269,475
CenterPoint Energy, Inc.	6,712	77,926
Cinergy Corp.	3,942	150,782
CMS Energy Corp.(a)	3,633	32,806
Consolidated Edison, Inc.	5,263	215,625
DTE Energy Co.	3,802	152,726
Edison International	7,144	191,459

	Shares	Market Value

Electric Utilities–(Continued)
Entergy Corp.	5,047	$290,203
Exelon Corp.	14,488	505,631
FirstEnergy Corp.	7,233	282,810
FPL Group, Inc.	4,042	272,148
PG&E Corp.(a)	9,187	262,197
Pinnacle West Capital Corp.	2,001	81,041
PPL Corp.	3,888	180,209
Progress Energy, Inc.	5,404	227,725
Southern Co. (The)	16,164	473,282
TECO Energy, Inc.	4,118	53,122
TXU Corp.	6,663	264,255
Xcel Energy, Inc.	8,745	149,540
		4,362,288

Electrical Components & Equipment–0.40%
American Power Conversion Corp.	4,354	65,745
Cooper Industries, Ltd. — Class A (Bermuda)	2,018	114,764
Emerson Electric Co.	9,248	561,354
Power-One, Inc.(a)	1,826	16,014
Rockwell Automation, Inc.	4,101	153,418
Thomas & Betts Corp.(a)	1,282	33,717
		945,012

Electronic Equipment Manufacturers–0.18%
Agilent Technologies, Inc.(a)	10,553	251,267
PerkinElmer, Inc.	2,781	48,890
Symbol Technologies, Inc.	5,171	67,688
Tektronix, Inc.	1,858	56,483
		424,328

Electronic Manufacturing Services–0.17%
Jabil Circuit, Inc.(a)	4,385	95,374
Molex Inc.	4,175	120,908
Sanmina-SCI Corp.(a)	11,377	83,507
Solectron Corp.(a)	21,032	115,676
		415,465

Employment Services–0.07%
Monster Worldwide Inc.(a)	2,578	56,948
Robert Half International Inc.	3,754	104,436
		161,384

Environmental Services–0.18%
Allied Waste Industries, Inc.(a)	6,922	63,959
Waste Management, Inc.	12,753	358,869
		422,828

Fertilizers & Agricultural Chemicals–0.09%
Monsanto Co.	5,822	211,106

	Shares	Market Value

Food Distributors–0.20%
Sysco Corp.	14,016	$482,851

Food Retail–0.32%
Albertson’s, Inc.	8,046	196,242
Kroger Co. (The)(a)	16,238	256,560
Safeway Inc.(a)	9,801	207,095
SUPERVALU INC.	2,947	84,166
Winn-Dixie Stores, Inc.(a)	3,108	19,643
		763,706

Footwear–0.19%
NIKE, Inc. — Class B	5,770	419,537
Reebok International Ltd.	1,291	43,971
		463,508

Forest Products–0.16%
Louisiana-Pacific Corp.	2,422	57,353
Weyerhaeuser Co.	5,285	327,670
		385,023

Gas Utilities–0.13%
KeySpan Corp.	3,488	125,533
Nicor Inc.	965	31,951
NiSource Inc.	5,755	119,129
Peoples Energy Corp.	816	31,824
		308,437

General Merchandise Stores–0.48%
Big Lots, Inc.(a)	2,563	31,371
Dollar General Corp.	7,226	139,462
Family Dollar Stores, Inc.	3,774	105,144
Target Corp.	20,022	872,959
		1,148,936

Gold–0.16%
Newmont Mining Corp.	9,711	393,004

Health Care Distributors–0.32%
AmerisourceBergen Corp.	2,461	133,042
Cardinal Health, Inc.	9,434	419,813
McKesson Corp.	6,417	206,435
		759,290

Health Care Equipment–2.01%
Bard (C.R.), Inc.	2,274	125,525
Baxter International Inc.	13,435	403,990
Becton, Dickinson & Co.	5,541	261,701
Biomet, Inc.	5,576	245,288
Boston Scientific Corp.(a)	18,305	700,349
Guidant Corp.	6,874	380,270
Hospira, Inc.(a)	3,428	88,819
Medtronic, Inc.	26,584	1,320,427

	Shares	Market Value

Health Care Equipment–(Continued)
St. Jude Medical, Inc.(a)	3,860	$262,982
Stryker Corp.	8,749	417,152
Thermo Electron Corp.(a)	3,632	93,415
Waters Corp.(a)	2,619	114,922
Zimmer Holdings, Inc.(a)	5,348	408,106
		4,822,946

Health Care Facilities–0.29%
HCA Inc.	10,644	411,391
Health Management Associates, Inc. — Class A	5,327	106,860
Manor Care, Inc.	1,959	61,219
Tenet Healthcare Corp.(a)	10,192	113,947
		693,417

Health Care Services–0.38%
Caremark Rx, Inc.(a)	10,025	305,763
Express Scripts, Inc.(a)	1,700	111,520
IMS Health Inc.	5,150	124,836
Medco Health Solutions, Inc.(a)	5,927	179,588
Quest Diagnostics Inc.	2,271	186,404
		908,111

Health Care Supplies–0.05%
Bausch & Lomb Inc.	1,149	70,767
Millipore Corp.(a)	1,070	56,378
		127,145

Home Entertainment Software–0.14%
Electronic Arts Inc.(a)	6,655	333,615

Home Furnishings–0.05%
Leggett & Platt, Inc.	4,209	113,853

Home Improvement Retail–1.09%
Home Depot, Inc. (The)	48,723	1,642,940
Lowe’s Cos., Inc.	17,245	840,176
Sherwin-Williams Co. (The)	3,138	126,712
		2,609,828

Homebuilding–0.14%
Centex Corp.	2,713	115,085
KB HOME	1,023	65,523
Pulte Homes, Inc.	2,778	151,762
		332,370

Hotels, Resorts & Cruise Lines–0.52%
Carnival Corp. (Panama)	13,868	646,387
Hilton Hotels Corp.	8,420	150,129
Marriott International, Inc. — Class A	4,944	241,267
Starwood Hotels & Resorts Worldwide, Inc.	4,537	204,165
		1,241,948

	Shares	Market Value

Household Appliances–0.15%
Black & Decker Corp. (The)	1,720	$120,245
Maytag Corp.	1,722	35,301
Snap-on Inc.	1,277	41,004
Stanley Works (The)	1,777	75,345
Whirlpool Corp.	1,527	95,346
		367,241

Household Products–1.88%
Clorox Co. (The)	4,650	231,431
Colgate-Palmolive Co.	11,679	621,323
Kimberly-Clark Corp.	10,998	704,642
Procter & Gamble Co. (The)	56,346	2,938,444
		4,495,840

Housewares & Specialties–0.15%
Fortune Brands, Inc.	3,198	230,832
Newell Rubbermaid Inc.	6,017	129,967
		360,799

Hypermarkets & Super Centers–2.25%
Costco Wholesale Corp.	10,045	408,430
Wal-Mart Stores, Inc.	94,010	4,983,470
		5,391,900

Industrial Conglomerates–4.45%
3M Co.	17,144	1,411,980
General Electric Co.	231,354	7,692,521
Textron Inc.	3,020	185,126
Tyco International Ltd. (Bermuda)	43,969	1,363,039
		10,652,666

Industrial Gases–0.23%
Air Products & Chemicals, Inc.	4,983	257,870
Praxair, Inc.	7,130	281,279
		539,149

Industrial Machinery–0.84%
Crane Co.	1,303	36,249
Danaher Corp.	6,749	341,837
Dover Corp.	4,455	176,774
Eaton Corp.	3,300	213,312
Illinois Tool Works Inc.	6,789	614,540
Ingersoll-Rand Co. — Class A (Bermuda)	3,797	260,816
ITT Industries, Inc.	2,023	161,739
Pall Corp.	2,757	63,880
Parker Hannifin Corp.	2,600	149,188
		2,018,335

Insurance Brokers–0.29%
Aon Corp.	6,877	181,828
Marsh & McLennan Cos., Inc.	11,470	509,039
		690,867

	Shares	Market Value

Integrated Oil & Gas–4.57%
Amerada Hess Corp.	1,970	$164,200
ChevronTexaco Corp.	23,459	2,243,853
ConocoPhillips	15,033	1,184,149
Exxon Mobil Corp.	143,359	6,637,522
Marathon Oil Corp.	7,570	285,162
Occidental Petroleum Corp.	8,574	422,441
		10,937,327

Integrated Telecommunication Services–2.84%
ALLTEL Corp.	6,743	350,636
AT&T Corp.	17,402	262,770
BellSouth Corp.	40,167	1,088,124
CenturyTel, Inc.	3,043	94,303
Citizens Communications Co.(a)	6,338	91,267
Qwest Communications International Inc.(a)	39,113	152,150
SBC Communications Inc.	72,539	1,838,138
Sprint Corp.	31,281	584,329
Verizon Communications Inc.	60,725	2,340,342
		6,802,059

Internet Retail–0.47%
eBay Inc.(a)	14,409	1,128,657

Internet Software & Services–0.38%
Yahoo! Inc.(a)	29,519	909,185

Investment Banking & Brokerage–1.73%
Bear Stearns Cos. Inc. (The)	2,299	191,783
Charles Schwab Corp. (The)	29,916	262,662
E*TRADE Financial Corp.(a)	8,027	88,859
Goldman Sachs Group, Inc. (The)	10,577	932,786
Lehman Brothers Holdings Inc.	6,080	426,208
Merrill Lynch & Co., Inc.	21,064	1,047,302
Morgan Stanley	24,094	1,188,557
		4,138,157

IT Consulting & Other Services–0.03%
Unisys Corp.(a)	7,275	74,496

Leisure Products–0.13%
Brunswick Corp.	2,053	80,129
Hasbro, Inc.	3,826	69,518
Mattel, Inc.	9,258	162,200
		311,847

Life & Health Insurance–0.89%
AFLAC Inc.	11,146	441,827
Jefferson-Pilot Corp.	3,064	147,624
Lincoln National Corp.	3,903	170,561
MetLife, Inc.	16,567	590,945

	Shares	Market Value

Life & Health Insurance–(Continued)
Prudential Financial, Inc.	11,529	$536,790
Torchmark Corp.	2,439	127,511
UnumProvident Corp.	6,492	103,547
		2,118,805

Managed Health Care–0.86%
Aetna Inc.	3,339	286,486
Anthem, Inc.(a)	3,032	250,049
CIGNA Corp.	3,091	191,673
Humana Inc.(a)	3,554	64,363
UnitedHealth Group Inc.	14,634	920,479
WellPoint Health Networks Inc.(a)	3,401	343,841
		2,056,891

Metal & Glass Containers–0.07%
Ball Corp.	1,235	89,142
Pactiv Corp.(a)	3,348	78,946
		168,088

Motorcycle Manufacturers–0.16%
Harley-Davidson, Inc.	6,469	387,299

Movies & Entertainment–1.66%
Time Warner Inc.(a)	99,971	1,664,517
Viacom Inc. — Class B	37,978	1,275,681
Walt Disney Co. (The)	45,015	1,039,396
		3,979,594

Multi-Line Insurance–1.96%
American International Group, Inc.	57,172	4,039,202
Hartford Financial Services Group, Inc. (The)	6,388	415,859
Loews Corp.	4,066	230,258
		4,685,319

Multi-Utilities & Unregulated Power–0.67%
AES Corp. (The)(a)	13,966	134,772
Calpine Corp.(a)	9,161	35,361
Constellation Energy Group	3,668	141,401
Dominion Resources, Inc.	7,156	454,120
Duke Energy Corp.	20,053	431,140
Dynegy Inc. — Class A(a)	8,262	34,700
Public Service Enterprise Group Inc.	5,179	201,981
Sempra Energy	5,036	180,037
		1,613,512

Office Electronics–0.10%
Xerox Corp.(a)	17,494	242,467

Office Services & Supplies–0.15%
Avery Dennison Corp.	2,422	146,701
Pitney Bowes Inc.	5,066	213,785
		360,486

	Shares	Market Value

Oil & Gas Drilling–0.22%
Nabors Industries, Ltd. (Bermuda)(a)	3,255	$151,358
Noble Corp. (Cayman Islands)(a)	2,944	113,992
Rowan Cos., Inc.(a)	2,283	55,751
Transocean Inc. (Cayman Islands)(a)	7,014	199,198
		520,299

Oil & Gas Equipment & Services–0.67%
Baker Hughes Inc.	7,300	294,190
BJ Services Co.(a)	3,526	175,101
Halliburton Co.	9,606	304,991
Schlumberger Ltd. (Netherlands)	12,910	830,371
		1,604,653

Oil & Gas Exploration & Production–0.80%
Anadarko Petroleum Corp.	5,518	329,921
Apache Corp.	7,106	330,642
Burlington Resources Inc.	8,676	331,163
Devon Energy Corp.	5,256	365,239
EOG Resources, Inc.	2,554	162,307
Kerr-McGee Corp.	3,262	171,255
Unocal Corp.	5,779	223,994
		1,914,521

Oil & Gas Refining, Marketing & Transportation–0.34%
Ashland Inc.	1,524	79,659
El Paso Corp.	14,057	110,910
Kinder Morgan, Inc.	2,702	162,147
Sunoco, Inc.	1,656	112,890
Valero Energy Corp.	2,821	211,349
Williams Cos., Inc. (The)	11,363	138,060
		815,015

Other Diversified Financial Services–3.41%
Citigroup Inc.	113,360	4,998,042
JPMorgan Chase & Co.	78,106	2,915,697
Principal Financial Group, Inc.	6,996	237,794
		8,151,533

Packaged Foods & Meats–1.10%
Campbell Soup Co.	9,014	230,668
ConAgra Foods, Inc.	11,582	301,132
General Mills, Inc.	8,283	371,907
Heinz (H.J.) Co.	7,721	284,828
Hershey Foods Corp.	5,706	276,399
Kellogg Co.	9,001	374,982
McCormick & Co., Inc.	3,011	107,703
Sara Lee Corp.	17,351	381,028
Wrigley Jr. (Wm.) Co.	4,931	297,832
		2,626,479

	Shares	Market Value

Paper Packaging–0.10%
Bemis Co., Inc.	2,329	$61,672
Sealed Air Corp.(a)	1,863	88,381
Temple-Inland Inc.	1,199	81,832
		231,885

Paper Products–0.33%
Georgia-Pacific Corp.	5,563	186,917
International Paper Co.	10,641	460,010
MeadWestvaco Corp.	4,410	131,683
		778,610

Personal Products–0.58%
Alberto-Culver Co.	1,974	92,028
Avon Products, Inc.	10,324	444,035
Gillette Co. (The)	21,983	856,897
		1,392,960

Pharmaceuticals–7.33%
Abbott Laboratories	34,187	1,345,258
Allergan, Inc.	2,877	217,616
Bristol-Myers Squibb Co.	42,569	974,830
Forest Laboratories, Inc.(a)	8,106	407,651
Johnson & Johnson	65,087	3,597,358
King Pharmaceuticals, Inc.(a)	5,288	59,702
Lilly (Eli) & Co.	24,757	1,577,516
Merck & Co. Inc.	48,680	2,207,638
Mylan Laboratories Inc.	5,880	87,142
Pfizer Inc.	167,264	5,345,757
Schering-Plough Corp.	32,264	627,857
Watson Pharmaceuticals, Inc.(a)	2,367	59,672
Wyeth	29,207	1,033,928
		17,541,925

Photographic Products–0.07%
Eastman Kodak Co.	6,284	166,463

Property & Casualty Insurance–1.26%
ACE Ltd. (Cayman Islands)	6,220	252,470
Allstate Corp. (The)	15,401	725,079
Ambac Financial Group, Inc.	2,375	168,886
Chubb Corp. (The)	4,157	285,918
Cincinnati Financial Corp.	3,693	147,277
MBIA Inc.	3,160	170,577
Progressive Corp. (The)	4,757	364,481
SAFECO Corp.	3,038	142,968
St. Paul Travelers Cos., Inc. (The)	14,650	543,076
XL Capital Ltd. — Class A (Cayman Islands)	3,027	213,948
		3,014,680

	Shares	Market Value

Publishing–0.63%
Dow Jones & Co., Inc.	1,788	$75,775
Gannett Co., Inc.	5,972	496,512
Knight-Ridder, Inc.	1,724	113,422
McGraw-Hill Cos., Inc. (The)	4,174	313,300
Meredith Corp.	1,100	58,168
New York Times Co. (The) — Class A	3,258	135,533
Tribune Co.	7,181	304,833
		1,497,543

Railroads–0.41%
Burlington Northern Santa Fe Corp.	8,157	289,410
CSX Corp.	4,693	146,891
Norfolk Southern Corp.	8,574	228,840
Union Pacific Corp.	5,676	319,786
		984,927

Real Estate–0.41%
Apartment Investment & Management Co. — Class A	2,051	65,570
Equity Office Properties Trust	8,868	230,125
Equity Residential	6,108	180,491
Plum Creek Timber Co., Inc.	4,016	126,022
ProLogis	3,970	135,139
Simon Property Group, Inc.	4,578	236,271
		973,618

Regional Banks–1.97%
AmSouth Bancorp.	7,698	188,832
BB&T Corp.	12,298	476,302
Charter One Financial, Inc.	4,882	216,810
Fifth Third Bancorp	12,337	608,954
First Horizon National Corp.	2,717	117,782
Huntington Bancshares Inc.	5,030	123,034
KeyCorp	8,994	271,439
M&T Bank Corp.	2,597	242,118
Marshall & Ilsley Corp.	4,865	186,865
National City Corp.	14,851	542,062
North Fork Bancorp., Inc.	3,790	148,000
PNC Financial Services Group	6,181	312,759
Regions Financial Corp.	10,073	299,067
SouthTrust Corp.	7,243	280,956
SunTrust Banks, Inc.	6,187	408,033
Synovus Financial Corp.	6,718	171,107
Zions Bancorp.	1,970	119,185
		4,713,305

Restaurants–0.66%
Darden Restaurants, Inc.	3,514	74,954
McDonald’s Corp.	27,571	758,203
Starbucks Corp.(a)	8,687	407,942

	Shares	Market Value

Restaurants–(Continued)
Wendy’s International, Inc.	2,498	$89,353
Yum! Brands, Inc.	6,343	243,508
		1,573,960

Semiconductor Equipment–0.40%
Applied Materials, Inc.(a)	36,983	627,602
KLA-Tencor Corp.(a)	4,304	177,368
Novellus Systems, Inc.(a)	3,240	87,480
Teradyne, Inc.(a)	4,296	73,462
		965,912

Semiconductors–2.68%
Advanced Micro Devices, Inc.(a)	7,749	96,785
Altera Corp.(a)	8,204	170,807
Analog Devices, Inc.	8,238	327,049
Applied Micro Circuits Corp.(a)	6,814	24,530
Broadcom Corp. — Class A(a)	6,884	243,418
Intel Corp.	141,780	3,456,596
Linear Technology Corp.	6,781	265,137
LSI Logic Corp.(a)	8,413	42,822
Maxim Integrated Products, Inc.	7,062	339,682
Micron Technology, Inc.(a)	13,363	180,801
National Semiconductor Corp.(a)	7,909	135,639
NVIDIA Corp.(a)	3,656	56,302
PMC-Sierra, Inc.(a)	3,888	46,189
Texas Instruments Inc.	37,892	808,236
Xilinx, Inc.	7,607	223,874
		6,417,867

Soft Drinks–1.91%
Coca-Cola Co. (The)	53,390	2,341,685
Coca-Cola Enterprises Inc.	10,303	210,181
Pepsi Bottling Group, Inc. (The)	5,644	157,185
PepsiCo, Inc.	37,406	1,870,300
		4,579,351

Specialized Finance–0.09%
Moody’s Corp.	3,263	222,210

Specialty Chemicals–0.23%
Ecolab Inc.	5,640	172,020
Great Lakes Chemical Corp.	1,109	26,594
International Flavors & Fragrances Inc.	2,053	75,017
Rohm & Haas Co.	4,882	191,374
Sigma-Aldrich Corp.	1,520	87,309
		552,314

Specialty Stores–0.48%
AutoNation, Inc.(a)	5,860	94,463
AutoZone, Inc.(a)	1,813	139,964

	Shares	Market Value

Specialty Stores–(Continued)
Bed Bath & Beyond Inc.(a)	6,586	$233,079
Boise Cascade Corp.	1,912	61,662
Office Depot, Inc.(a)	6,810	111,684
Staples, Inc.	10,902	314,850
Tiffany & Co.	3,215	114,936
Toys “R” Us, Inc.(a)	4,681	77,049
		1,147,687

Steel–0.13%
Allegheny Technologies, Inc.	2,029	40,681
Nucor Corp.	1,716	143,543
United States Steel Corp.	2,482	94,663
Worthington Industries, Inc.	1,895	38,810
		317,697

Systems Software–3.81%
Adobe Systems Inc.	5,225	220,391
BMC Software, Inc.(a)	4,837	75,844
Computer Associates International, Inc.	12,863	324,662
Microsoft Corp.	236,623	6,734,291
Novell, Inc.(a)	8,475	57,969
Oracle Corp.(a)	113,875	1,196,826
Symantec Corp.(a)	6,825	319,137
VERITAS Software Corp.(a)	9,478	180,651
		9,109,771

Thrifts & Mortgage Finance–1.81%
Countrywide Financial Corp.	6,123	441,468
Fannie Mae	21,242	1,507,332
Freddie Mac	15,098	970,952
Golden West Financial Corp.	3,345	357,614
MGIC Investment Corp.	2,158	153,218
Sovereign Bancorp, Inc.	7,509	163,471
Washington Mutual, Inc.	18,958	735,570
		4,329,625

Tires & Rubber–0.03%
Cooper Tire & Rubber Co.	1,619	37,966
Goodyear Tire & Rubber Co. (The)(a)	3,844	42,092
		80,058

Tobacco–1.05%
Altria Group, Inc.	44,953	2,139,763
R.J. Reynolds Tobacco Holdings, Inc.	3,264	234,845
UST Inc.	3,636	137,986
		2,512,594

Trading Companies & Distributors–0.04%
W.W. Grainger, Inc.	2,001	105,953

	Shares		Market Value

Wireless Telecommunication Services–0.59%
AT&T Wireless Services Inc.(a)	59,747		$862,747
Nextel Communications, Inc. — Class A(a)	24,326		553,660
			1,416,407
Total Common Stocks & Other Equity Interests (Cost $216,843,046)			225,512,105

	Principal Amount

U.S. Treasury Bills–0.54%(b)
1.16%, 09/16/04	$100,000	(c)	99,835
1.30%, 09/16/04	1,200,000	(c)	1,198,023
Total U.S. Treasury Bills (Cost $1,297,858)			1,297,858

	Principal Amount	Market Value

Repurchase Agreements–5.61%
State Street Bank & Trust Co., 1.20%, 08/02/04 (Cost $13,434,087)(d)	$13,434,087	$13,434,087
TOTAL INVESTMENTS–100.35% (Cost $231,574,991)		240,244,050
OTHER ASSETS LESS LIABILITIES–(0.35%)		(828,603)
NET ASSETS–100.00%		$239,415,447

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security traded on a discount basis. Unless otherwise indicated, the interest rate shown represents the discount rate at the time of purchase by the Fund.
(c)	A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1 section H and Note 6.
(d)	Repurchase agreement entered into July 30, 2004 with a maturing value of $13,435,430. Collateralized by $13,675,000 U.S. Government obligations, 1.95% due 12/30/04 with a market value at July 31, 2004 of $13,707,232.

See accompanying notes which are an integral part of the financial statements.

Statement of Assets and Liabilities

July 31, 2004

Assets:
Investments, at market value (cost $231,574,991)	$240,244,050
Receivables for:
Variation margin	12,431
Fund shares sold	225,045
Dividends and interest	291,631
Amount due from advisor	17,313
Investment for deferred compensation and retirement plans	13,678
Other assets	21,218
Total assets	240,825,366
Liabilities:
Payables for:
Investments purchased	174,104
Fund shares reacquired	973,429
Dividends	174
Deferred compensation and retirement plans	15,727
Accrued distribution fees	48,723
Accrued transfer agent fees	154,952
Accrued operating expenses	42,810
Total liabilities	1,409,919
Net assets applicable to shares outstanding	$239,415,447
Net assets consist of:
Shares of beneficial interest	$245,353,427
Undistributed net investment income	186,296
Undistributed net realized gain (loss) from investment securities and futures contracts	(14,539,196)
Unrealized appreciation of investment securities and futures contracts	8,414,920
$239,415,447

Net Assets:
Investor Class	$234,090,310
Institutional Class	$5,325,137
Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Investor Class	20,176,641
Institutional Class	479,342
Investor Class:
Net asset value and offering price per share	$11.60
Institutional Class:
Net asset value and offering price per share	$11.11

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

For the year ended July 31, 2004

Investment income:
Dividends	$3,603,864
Interest	191,134
Total investment income	3,794,998
Expenses:
Advisory fees	579,943
Administrative services fees	109,879
Custodian fees	27,594
Distribution fees — Investor Class	568,143
Transfer agent fees — Investor Class	769,497
Transfer agent fees — Institutional Class	3,809
Trustees’ and retirement fees	13,586
Other	230,323
Total expenses	2,302,774
Less: Fees waived, expense reimbursed and expense offset arrangements	(809,986)
Net expenses	1,492,788
Net investment income	2,302,210
Realized and unrealized gain (loss) from investment securities and futures contracts:
Net realized gain from:
Investment securities	663,578
Futures contracts	2,046,205
2,709,783
Change in net unrealized appreciation (depreciation) of:
Investment securities	20,525,237
Futures contracts	(222,136)
20,303,101
Net gain from investment securities and futures contracts	23,012,884
Net increase in net assets resulting from operations	$25,315,094

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the years ended July 31, 2004 and 2003

	2004	2003
Operations:
Net investment income	$2,302,210	$1,783,653
Net realized gain (loss) from investment securities and futures contracts	2,709,783	(1,041,880)
Change in net unrealized appreciation (depreciation) of investment securities and futures contracts	20,303,101	16,960,878
Net increase in net assets resulting from operations	25,315,094	17,702,651
Distributions to shareholders from net investment income:
Investor Class	(2,074,514)	(1,732,526)
Institutional Class	(58,208)	(36,320)
Decrease in net assets resulting from distributions	(2,132,722)	(1,768,846)
Share transactions–net:
Investor Class	15,729,074	44,485,304
Institutional Class	596,232	3,572,826
Net increase in net assets resulting from share transactions	16,325,306	48,058,130
Net increase in net assets	39,507,678	63,991,935
Net assets:
Beginning of year	199,907,769	135,915,834
End of year (including undistributed net investment income of $186,296 and $16,808 for 2004 and 2003, respectively)	$239,415,447	$199,907,769

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

July 31, 2004

NOTE 1—Significant Accounting Policies

INVESCO S&P 500 Index Fund (the “Fund”) is a series portfolio of AIM Stock Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of four separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On November 25, 2003, the Fund was restructured from a separate series of AIM Stock Funds, Inc., formerly known as INVESCO Stock Funds, Inc. to a new series portfolio of the Trust.

The Fund’s investment objective is to seek price performance and income comparable to the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500”). Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

Under the Trust’s organizational documents, the Fund’s officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E.	Expenses — Until March 31, 2004, each class bore expenses incurred specifically on its behalf (including Rule 12b-1 plan fees) and, in addition, each class bore a portion of general expenses, based on relative net assets of each class. Effective April 1, 2004, fees provided for under the Rule 12b-1 plan and transfer agency fees and expenses and other shareholder recordkeeping fees of a particular class of the Fund are charged to the operations of such class. All other expenses are allocated between the classes based on relative net assets.

F.	Repurchase Agreements — The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the SEC, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates (“Joint repurchase agreements”). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

G.	Redemption Fees — The Fund has instituted a 2% redemption fee on certain share classes that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to shares of beneficial interest by the Fund and is allocated among the share classes based on the relative net assets of each class.

H.	Futures Contracts — The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. (“AIM”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.25% of the Fund’s average daily net assets.

For the period November 25, 2003 through July 31, 2004, the Fund paid advisory fees to AIM of $412,971. Prior to November 25, 2003, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. (“IFG”). For the period August 1, 2003 through November 24, 2003, the Fund paid advisory fees under similar terms to IFG of $166,972. Effective November 25, 2003, AIM entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. (“INVESCO”) whereby AIM paid INVESCO 40% of the fee paid by the Fund to AIM.

AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Investor Class and Institutional Class shares to 0.65% and 0.35%, respectively. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund’s day-to-day operations), or items designated as such by the Fund’s Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the period November 25, 2003 through July 31, 2004, AIM waived fees of $56,448.

For the period November 25, 2003 through July 31, 2004, AIM reimbursed class-specific expenses of the Fund of $405,655 and $9,064 for Investor Class and Institutional Class shares, respectively. Prior to November 25, 2003, IFG reimbursed class-specific expenses of the Fund of $302,704 and $4,186 for Investor Class and Institutional Class, respectively. Prior to November 25, 2003, IFG reimbursed fund level expenses of the Fund of $1,070.

For the year ended July 31, 2004, at the direction of the Trustees of the Trust, AMVESCAP PLC (“AMVESCAP”) has assumed $30,714 of expenses incurred by the Fund in connection with matters related to both pending regulatory complaints against INVESCO Funds Group, Inc. alleging market timing and the ongoing market timing investigations with respect to IFG and AIM, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period November 25, 2003 through July 31, 2004, the Fund paid AIM $76,655 for such services. Prior to November 25, 2003, the Trust had an administrative services agreement with IFG. For the period August 1, 2003 through November 24, 2003, under similar terms, the Fund paid IFG $33,224 for such services.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. (“AISI”) a fee for providing transfer agency and shareholder services to the Fund. Prior to October 1, 2003, the Trust had a transfer agency and service agreement with IFG. For the period August 1, 2003 through September 30, 2003, IFG advised the Fund that it retained $58,443 for such services. For the period October 1, 2003 through July 31, 2004, AISI advised the Fund that it retained $714,863 for such services.

The Trust has entered into a master distribution agreement with A I M Distributors, Inc. (“AIM Distributors”) to serve as the distributor for the Investor Class and Institutional Class shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Investor Class shares (the “Plan”). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Investor Class shares. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plan, for the year ended July 31, 2004, the Investor Class shares paid $568,143.

Certain officers and trustees of the Trust are officers and directors of AIM, AISI, INVESCO and/or AIM Distributors.

NOTE 3—Expense Offset Arrangement

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended July 31, 2004, the Fund received credits in custodian fees of $145 under an expense offset arrangement, which resulted in a reduction of the Fund’s total expenses of $145.

NOTE 4—Trustees’ Fees

Trustees’ fees represent remuneration paid to each Trustee of the Trust who is not an “interested person” of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

During the year ended July 31, 2004, the Fund paid legal fees of $1,991 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5—Borrowings

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund’s aggregate borrowings from all sources exceeds 10% of the Fund’s total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended July 31, 2004.

Effective December 9, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company (“SSB”). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended July 31, 2004.

The Fund had available a committed Redemption Line of Credit Facility (“LOC”), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the period until its expiration date on December 3, 2003.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6—Futures Contracts

On July 31, 2004, $1,300,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts.

Open Futures Contracts at Period End
Contract	No. of Contracts	Month/ Commitment	Market Value	Unrealized Appreciation (Depreciation)
S&P 500 Index	54	Sep.-04/Long	$14,864,850	$(254,139)

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

The tax character of distributions paid during the years ended July 31, 2004 and 2003 was as follows:

	2004	2003
Distributions paid from ordinary income	$2,132,722	$1,768,846

Tax Components of Net Assets:

As of July 31, 2004, the components of net assets on a tax basis were as follows:

2004
Undistributed ordinary income	$194,675
Unrealized appreciation — investments	2,031,547
Temporary book/tax differences	(8,378)
Capital loss carryforward	(8,155,824)
Shares of beneficial interest	245,353,427
Total net assets	$239,415,447

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s unrealized appreciation difference is attributable primarily to losses on wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $2,422,362 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax purposes. The Fund has a capital loss carryforward for tax purposes as of July 31, 2004 which expires as follows:

Expiration	Capital Loss Carryforward*
July 31, 2010	$3,073,399
July 31, 2011	5,082,425
Total capital loss carryforward	$8,155,824
*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2004 was $17,417,004 and $3,335,469, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$26,282,492
Aggregate unrealized (depreciation) of investment securities	(24,250,945)
Net unrealized appreciation of investment securities	$2,031,547

Cost of investments for tax purposes is $238,212,503.

NOTE 9—Share Information

The Fund currently offers two different classes of shares: Investor Class shares and Institutional Class shares. Investor Class shares and Institutional Class shares are each sold at net asset value.

Changes in Shares Outstanding
	Year ended July 31,
	2004		2003
	Shares	Amount	Shares	Amount
Sold:
Investor Class	8,158,662	$93,393,414	10,379,029	$98,378,776
Institutional Class	134,129	1,499,236	422,994	3,905,983
Issued as reinvestment of dividends:
Investor Class	175,553	2,043,181	176,457	1,697,518
Institutional Class	5,219	58,200	3,773	36,320
Reacquired:(a)
Investor Class	(6,947,424)	(79,707,521)	(5,907,559)	(55,657,798)
Institutional Class	(85,170)	(961,204)	(38,165)	(369,482)
	1,440,969	$16,325,306	5,036,529	$47,991,317
(a)	Amount is net of redemption fees of $16,385 and $373 for Investor Class and Institutional Class for 2004, and $66,808 and $5 for Investor Class and Institutional Class for 2003, respectively.

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Investor Class
	Year ended July 31,
	2004		2003	2002	2001	2000
Net asset value, beginning of period	$10.41		$9.59	$12.78	$15.36	$14.39
Income from investment operations:
Net investment income	0.11		0.10	0.09	0.10	0.11
Net gains (losses) on securities (both realized and unrealized)	1.18		0.82	(3.19)	(2.39)	1.09
Total from investment operations	1.29		0.92	(3.10)	(2.29)	1.20
Less distributions:
Dividends from net investment income	(0.10)		(0.10)	(0.09)	(0.10)	—
Distributions from net realized gains	—		—	—	(0.19)	(0.23)
Total distributions	(0.10)		(0.10)	(0.09)	(0.29)	(0.23)
Redemption fees added to shares of beneficial interest	0.00		0.00	0.00	0.00	0.00
Net asset value, end of period	$11.60		$10.41	$9.59	$12.78	$15.36
Total return(a)	12.43%		9.73%	(24.33)%	(15.07)%	8.34%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$234,090		$195,668	$135,578	$116,309	$92,784
Ratio of expenses to average net assets:
With fee waivers and expenses reimbursements	0.65	%(b)	0.65%	0.65%	0.63%	0.63%
Without fee waivers and expense reimbursements	1.00	%(b)	1.05%	1.01%	0.99%	0.95%
Ratio of net investment income to average net assets	0.99	%(b)	1.15%	0.84%	0.75%	0.74%
Portfolio turnover rate	2%		1%	3%	43%	13%
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Ratios are based on average daily net assets of $227,257,169.

NOTE 10—Financial Highlights (continued)

	Institutional Class
	Year ended July 31,
	2004		2003	2002	2001	2000
Net asset value, beginning of period	$9.97		$9.23	$12.45	$15.07	$14.21
Income from investment operations:
Net investment income	0.13		0.13 (a)	0.08	0.19 (a)	0.15
Net gains (losses) on securities (both realized and unrealized)	1.14		0.78	(3.11)	(2.44)	1.05
Total from investment operations	1.27		0.91	(3.03)	(2.25)	1.20
Less distributions:
Dividends from net investment income	(0.13)		(0.17)	(0.19)	(0.18)	—
Distributions from net realized gains	—		—	—	(0.19)	(0.34)
Total distributions	(0.13)		(0.17)	(0.19)	(0.37)	(0.34)
Redemption fees added to shares of beneficial interest	0.00		0.00	0.00	0.00	0.00
Net asset value, end of period	$11.11		$9.97	$9.23	$12.45	$15.07
Total return(b)	12.77%		9.98%	(24.50)%	(15.09)%	8.47%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$5,325		$4,239	$338	$544	$2,627
Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	0.35	%(c)	0.35%	0.35%	0.35%	0.36%
Without fee waivers and expense reimbursements	0.67	%(c)	2.18%	7.36%	1.84%	1.00%
Ratio of net investment income to average net assets	1.29	%(c)	1.35%	1.15%	1.03%	1.00%
Portfolio turnover rate	2%		1%	3%	43%	13%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(c)	Ratios are based on average daily net assets of $4,719,970.

NOTE 11—Legal Proceedings

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans.

As described more fully below, INVESCO Funds Group, Inc. (“IFG”), the former investment advisor to the INVESCO Funds, has reached an agreement in principle with certain regulators to resolve civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. A I M Advisors, Inc. (“AIM”), the Fund’s investment advisor, also has reached an agreement in principle with certain regulators to resolve investigations related to market timing activity in the AIM Funds. AIM expects that its wholly owned subsidiary A I M Distributors, Inc. (“ADI”), the distributor of the Fund’s shares, also will be included as a party in the settlement with respect to AIM. In addition, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits, as described more fully below. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

As a result of the matters discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Agreements in Principle and Settled Enforcement Actions Related to Market Timing

On December 2, 2003, each of the Securities and Exchange Commission (“SEC”) and the State of New York, acting through the office of the state Attorney General (“NYAG”), filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. At the time these proceedings were filed Mr. Cunningham held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (“AIM Management”), the parent of AIM, and the position of Senior Vice President of AIM. Mr. Cunningham is no longer affiliated with AIM. In addition, on December 2, 2003, the State of Colorado, acting through the office of the state Attorney General (“COAG”), filed civil proceedings against IFG. Each of the SEC, NYAG and COAG complaints alleged, in substance, that IFG failed to disclose in the INVESCO Funds’ prospectuses and to the INVESCO Funds’ independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. Neither the Fund nor any of the other AIM or INVESCO Funds were named as a defendant in any of these proceedings. AIM and certain of its current and former officers also have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

NOTE 11—Legal Proceedings (continued)

On September 7, 2004, AMVESCAP PLC (“AMVESCAP”), the parent company of IFG and AIM, announced that IFG had reached agreements in principle with the COAG, the NYAG and the staff of the SEC to resolve the civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. Additionally, AMVESCAP announced that AIM had reached agreements in principle with the NYAG and the staff of the SEC to resolve investigations related to market timing activity in the AIM Funds. All of the agreements are subject to preparation and signing of final settlement documents. The SEC agreements also are subject to approval by the full Commission. Additionally, the Secretary of State of the State of Georgia is agreeable to the resolutions with other regulators. It has subsequently been agreed with the SEC that, in addition to AIM, ADI will be a named party in the settlement of the SEC’s investigation.

Under the terms of the agreements, IFG will pay a total of $325 million, of which $110 million is civil penalties. AIM and ADI will pay a total of $50 million, of which $30 million is civil penalties. It is expected that the final settlement documents will provide that the total settlement payments by IFG and AIM will be available to compensate shareholders of the AIM and INVESCO Funds harmed by market timing activity, as determined by an independent distribution consultant to be appointed under the settlements. The agreements will also commit AIM, ADI and IFG as well as the AIM and INVESCO Funds to a range of corporate governance reforms. Under the agreements with the NYAG and COAG, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. IFG will also make other settlement-related payments required by the State of Colorado.

Despite the agreements in principle discussed above, there can be no assurance that AMVESCAP will be able to reach a satisfactory final settlement with the regulators, or that any such final settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. (“IINA”), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund’s investment advisor. There can be no assurance that such exemptive relief will be granted.

None of the costs of the settlements will be borne by the AIM and INVESCO Funds or by Fund shareholders.

At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

The payments made in connection with the above-referenced settlements by IFG, AIM and ADI are expected to total $375 million. Additionally, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. Whether and to what extent management fees will be reduced for any particular AIM or INVESCO Fund is unknown at the present time. Also, the manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund’s financial statements in the future.

At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

On September 8, 2004, Mr. Cunningham’s law firm issued a press release announcing that Mr. Cunningham had agreed to resolve the civil actions against him by paying the SEC and the NYAG a $500,000 civil penalty, to accept a two-year ban from the securities industry and to accept a five-year ban from serving as an officer or director in the securities industry.

On August 31, 2004, the SEC announced settled enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG’s sales department. The SEC alleged that Messrs. Miller, Kolbe and Legoski violated Federal securities laws by facilitating widespread market timing trading in certain INVESCO Funds in contravention of those Funds’ public disclosures. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, and further prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively. The SEC also prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

Ongoing Regulatory Inquiries Concerning IFG

IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission (“SEC”), the NASD, Inc. (“NASD”), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor (“DOL”) and the United States Attorney’s Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

NOTE 11—Legal Proceedings (continued)

Ongoing Regulatory Inquiries Concerning AIM

AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney’s Office for the Southern District of New York, the United States Attorney’s Office for the Central District of California, the United States Attorney’s Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act (“ERISA”); (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds’ advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys’ and experts’ fees.

The Judicial Panel on Multidistrict Litigation (the “Panel”) has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and related defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel’s directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys’ fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds’ advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys’ and experts’ fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed Funds

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys’ and experts’ fees.

NOTE 11—Legal Proceedings (continued)

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. (“AIS”) and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively promote the sale of the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds’ advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys’ and experts’ fees.

PROSPECTUS | November 19, 2004

AIM MID CAP STOCK FUND — INVESTOR CLASS, CLASS A, B, C AND K

(Formerly, INVESCO Mid-Cap Growth Fund)

A mutual fund designed for investors seeking long-term capital growth.

Investor Class shares offered by this Prospectus are offered only to grandfathered investors. Please see the section of the Prospectus entitled “Purchasing Shares.”

Class A, B, C, and K shares are sold primarily through financial intermediaries. Class K shares are sold to qualified retirement plans, retirement savings programs, educational savings programs, and wrap programs primarily through financial intermediaries.

TABLE OF CONTENTS
Investment Goals, Strategies, And Risks	2
Fund Performance	3
Fee Table And Expense Example	5
Investment Risks	6
Principal Risks Associated With The Fund	7
Temporary Defensive Positions	8
Fund Management	8
Portfolio Managers	8
Other Information	9
Dividends And Capital Gain Distributions	9
Financial Highlights	10
Shareholder Information	A-1
Choosing a Share Class	A-1
Tools Used to Combat Excessive Short-Term Trading Activity	A-4
Purchasing Shares	A-5
Redeeming Shares	A-7
Exchanging Shares	A-10
Pricing of Shares	A-12
Taxes	A-13
Obtaining Additional Information	Back Cover

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals, Our solutions, are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.

The Securities and Exchange Commission has not approved or disapproved the shares of the Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.

AIM STOCK FUNDS

A I M Advisors, Inc. (“AIM” or the “Advisor”) is the investment advisor for AIM Mid Cap Stock Fund (formerly, INVESCO Mid-Cap Growth Fund) (the “Fund”). On November 25, 2003, a series portfolio of AIM Stock Funds, Inc. a Maryland corporation (the “Company”), was redomesticated as the Fund, which is a series portfolio of AIM Stock Funds, a Delaware statutory trust. Prior to November 25, 2003, INVESCO Funds Group, Inc. (“INVESCO”) served as the investment advisor for the series portfolio of the Company.

This Prospectus contains important information about the Fund’s Investor Class and Class A, B, C, and K shares. Class A, B, and C shares are sold primarily through financial intermediaries. Class K shares are sold to qualified retirement plans, retirement savings programs, educational savings programs, and wrap programs primarily through financial intermediaries. If you invest through a financial intermediary, please contact your financial intermediary, or, with respect to Class K shares, your plan or program sponsor, for detailed information on suitability and transactional issues (i.e., how to purchase or sell shares, minimum investment amounts, and fees and expenses). The Fund also offers one or more additional classes of shares through a separate Prospectus. Each of the Fund’s classes has varying expenses, with resulting effects on their performance. You can choose the class of shares that is best for you, based on how much you plan to invest and other relevant factors discussed in “Choosing a Share Class.” To obtain additional information about other classes of shares, contact A I M Distributors, Inc. (“ADI”) at 1-800-959-4246.

This Prospectus will tell you more about:

Investment Goals & Strategies
Potential Investment Risks
Past Performance

Investment Goals, Strategies, And Risks

FOR MORE DETAILS ABOUT THE FUND’S CURRENT INVESTMENTS AND MARKET OUTLOOK, PLEASE SEE THE MOST RECENT ANNUAL OR SEMIANNUAL.

The Fund seeks long-term capital growth. It is actively managed. The Fund invests primarily in equity securities and equity-related instruments that the Advisor believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities.

The Fund normally invests at least 80% of its net assets in common stocks of mid-sized companies. The Fund considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell

MidCap® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.

The Advisor emphasizes core growth companies in the portfolio; that is, those companies that can deliver consistently strong earnings growth, cash flow growth and return on equity. These companies are usually well recognized, mid-sized companies that have market leadership positions, proven management teams, and solid financials.

The Fund is managed in the growth style. At the Advisor, growth investing starts with research from the “bottom up,” and focuses on company fundamentals and growth prospects.

The Fund may invest up to 100% of its assets in securities of non-U.S. issuers.

We seek companies for the Fund that meet the following standards:

■	Exceptional Growth: The markets and industries they represent are growing significantly faster than the economy as a whole.
■	Leadership: They are leaders — or emerging leaders — in these markets, securing their positions through technology, marketing, distribution or some other innovative means.
■	Financial validation: Their returns — in the form of sales unit growth, rising operating margins, internal funding and other factors — demonstrate exceptional growth and leadership.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the Fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment.

Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company’s growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style.

2

Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have narrower product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

At any given time, the Fund may be subject to sector risk. Companies that have similar lines of business (for example, financial services, health, or technology) are grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. The Fund is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Fund’s portfolio holdings to a particular economic sector, the Fund’s overall performance will be more susceptible to the economic, business, or other developments which generally affect the sector. The Fund can still be diversified, even if it is heavily weighted in one or more sectors.

The Fund is subject to other principal risks such as liquidity, counterparty, foreign securities, and lack of timely information risks. These risks are described and discussed later in the Prospectus under the headings “Investment Risks” and “Principal Risks Associated With The Fund.” An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. As with any mutual fund, there is always a risk that you may lose money on your investment in the Fund.

Fund Performance

The Fund is the successor to the Pell Rudman Mid-Cap Growth Portfolio (the “Pell Rudman Portfolio”) pursuant to a reorganization that took place on October 2, 2001. As a result of the reorganization, Pell Rudman Portfolio shareholders received Institutional Class shares of the Fund, which are not offered in this Prospectus. The Pell Rudman Portfolio was managed by Pell Rudman Trust Company, N.A. and had the same investment objective and substantially similar investment restrictions as the Fund. Performance information included in the bar chart below is that of the Fund’s Class A shares which have the longest operating history of the Fund’s classes. Information included in the table is that of Investor Class, Class A, B and C shares. Class K shares of the fund have not yet commenced operations. Investor Class and Class A, B, C, and K returns would be similar because all classes of shares invest in the same portfolio of securities. The returns of the classes would differ, however, to the extent of differing levels of expenses or sales loads. In this regard, the returns reflected in the bar chart reflect only the applicable total expenses of Class A shares. If the effect of the other classes’ total expenses were reflected, the returns would be lower than those shown because the other classes have higher total expenses.

The bar chart below shows the Fund’s Class A shares actual yearly performance (commonly known as its “total return”) for the years ended December 31 since inception. The table below shows the pre-tax and after-tax average annual total returns of the Fund’s Class A shares for various periods ended December 31, 2003. The after-tax returns are shown only for Class A shares. After-tax returns for other classes of shares offered in this Prospectus will vary.

After-tax returns are provided on a pre-redemption and post-redemption basis. Pre-redemption returns assume you continue to hold your shares and pay taxes on Fund distributions (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon selling or exchanging shares. Post-redemption returns assume payment of taxes on fund distributions and also that you close your account and pay remaining federal taxes. After-tax returns are calculated using the highest individual federal income tax rates in effect at the time the distribution is paid. State and local taxes are not considered. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For investors holding their shares in tax-deferred arrangements such as 401(k) plans or individual retirement accounts, the after-tax returns shown are not relevant.

The information in the bar chart and table illustrates the variability of the Fund’s total return. The table shows the Fund’s performance compared to a broad-based securities market index, a style specific index and/or a peer group index. The indices may not reflect payment of fees, expenses or taxes. The Fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the Fund may deviate significantly from the performance of the indices shown below. Remember, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

3

MID CAP STOCK FUND — CLASS A SHARES ACTUAL ANNUAL TOTAL RETURN[1,2]

Best Calendar Qtr. 12/03 12.50% Worst Calendar Qtr. 09/02 (15.73%)

	AVERAGE ANNUAL TOTAL RETURN[1,3]
(for the period ended December 31, 2003)	1 YEAR	SINCE INCEPTION

Investor Class
Return before taxes	31.82%	26.65%[7]
Return after taxes on distributions	31.82	26.65[7]
Return after taxes on distributions and sale of fund shares	20.68	22.78[7]

Class A
Return before taxes	24.55	11.42	[8]

Class B
Return before taxes	25.91	12.29[8]

Class C
Return before taxes	29.76	13.09[8]

Class K
Return before taxes	—	—
S&P 500 Index[4]	28.67	4.73[8]
Russell Midcap Growth Index[5]	42.71	12.99[8]
Lipper Mid-Cap Growth Fund Index[6]	35.42	6.60[8]

[1]	Total return figures include reinvested dividends and capital gain distributions and the effect of the each class’ expenses.
[2]	Return before taxes for Class A shares of the Fund year-to-date as of the calendar quarter ended September 30, 2004 was 0.06%.
[3]	The total returns are for those classes of shares with a full calendar year of performance. The effect of each class’ total expenses, including 12b-1 fees, front-end sales charges for Class A, and CDSC for Class B are reflected.
[4]	The Standard and Poor’s 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Russell Midcap Growth Index, which the fund believes more closely reflects the performance of the type of securities in which the fund invests. In addition, the Lipper Mid-Cap Growth Fund Index (which may or may not include the fund) has been included for comparison to a peer group.
[5]	The Russell Midcap Growth Index is an unmanaged Index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.
[6]	The Lipper Mid-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Mid Cap Growth category. These funds typically invest in stocks with market capitalizations between $1 and $5 billion at the time of purchase and have an above average price-to-earnings ration, price-to-book ratio, and a three year sales-per-share growth value, compared to the S&P MidCap 400 Index.
[7]	Since inception of Investor Class shares on September 3, 2002.
[8]	Since inception of Class A, Class B, and Class C shares on October 1, 2001. Index comparisons begin on September 30, 2001.

4

Fee Table And Expense Example

This table describes the fees and expenses that you may pay if you buy and hold Investor Class, Class A, Class B, Class C, or Class K shares of the Fund. If you invest in the Fund through a financial intermediary, you may be charged a commission or a transaction fee by the financial intermediary for purchases and sales of Fund shares.

SHAREHOLDER FEES PAID DIRECTLY FROM YOUR INVESTMENT

	Investor Class	Class A	Class B	Class C	Class K
Maximum Front-End Sales Charge imposed on purchases as a percentage of offering price	None	5.50%	None	None	None
Maximum Contingent Deferred Sales Charge (CDSC) as a percentage of the lower of the total original cost or current market value of the shares	None	None[1],2	5.00%[3]	1.00%[3]	None[4]
Maximum Sales Charge on reinvested dividends/distributions	None	None	None	None	None

ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS5

	Investor Class	Class A	Class B	Class C	Class K
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees[6]	0.25%	0.35%	1.00%	1.00%	0.45%
Other Expenses[7]	1.67%	1.67%	1.67%	1.67%	1.67%

Total Annual Fund Operating Expenses	2.92%	3.02%	3.67%	3.67%	3.12%

Fee Waivers/Reimbursements[8]	1.02%	1.02%	1.02%	1.02%	1.02%
Net Expenses[9]	1.90%	2.00%	2.65%	2.65%	2.10%

[1]	If you buy $1,000,000 or more of Class A shares and redeem those shares within eighteen months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
[2]	If you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan’s initial purchase.
[3]	A 5% and 1% CDSC may be charged on Class B and Class C shares, respectively. Please see the section entitled “How To Buy Shares.”
[4]	If you are a retirement plan participant, you may pay a 0.70% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan’s initial purchase.
[5]	There is no guarantee that actual expenses will be the same as those shown in the table.
[6]	Because each class pays a 12b-1 distribution and service fee which is based upon each class’s assets, if you own shares of the Fund for a certain period of time, you may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.
[7]	Effective April 1, 2004, the Board of Trustees approved a revised expense allocation methodology for the Fund. Effective July 1, 2004, the Board of Trustees approved an amendment to the administrative services and transfer agency agreements. Other expenses have been restated to reflect these changes. Other Expenses for Class K shares are based on estimated average net assets for the current fiscal year.
[8]	The Fund’s Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.90%, 2.00%, 2.65%, 2.65% and 2.10% on Investor Class, Class A, Class B, Class C and Class K shares, respectively. In determining the Advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund’s day-to-day operations), or items designated as such by the Fund’s Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. This expense limitation agreement is in effect through July 31, 2005.
[9]	The Fund’s Advisor has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed above) to 1.55%, 1.65%, 2.30%, 2.30% and 1.75% on Investor Class, Class A, Class B, Class C and Class K shares, respectively. These expense limitation agreements may be modified or discontinued upon consultation with the Board of Trustees without further notice to investors. Further, at the direction of the Trustees of the Trust, AMVESCAP PLC has assumed expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM and INVESCO Funds. Total annual operating expenses restated for those items discussed in Note 7 above and net of these arrangements was 1.55%, 1.65%, 2.30% and 2.30% for Investor Class, Class A, Class B and Class C shares, respectively, for the year ended July 31, 2004.

5

EXPENSE EXAMPLE

The Example is intended to help you compare the cost of investing in the Investor Class, Class A, Class B, Class C, and Class K shares of the Fund to the cost of investing in other mutual funds.

The Example assumes that you invested $10,000 in Investor Class, Class A, Class B, Class C, or Class K shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s Investor Class, Class A, Class B, Class C, and Class K shares’ operating expenses remain the same. To the extent that fees are waived and/or expenses are reimbursed, your expenses will be lower. Although the actual costs and performance of the Fund’s Investor Class, Class A, Class B, Class C, or Class K shares may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$158	$774	$1,417	$3,145
Class A	$709	$1,310	$1,936	$3,612
Class B—With Redemption	$733	$1,297	$1,981	$3,691
Class B—Without Redemption	$233	$997	$1,781	$3,691
Class C—With Redemption	$333	$997	$1,781	$3,835
Class C—Without Redemption	$233	$997	$1,781	$3,835
Class K	$178	$834	$1,516	$3,334

Investment Risks

You should determine the level of risk with which you are comfortable before you invest. The principal risks of investing in any mutual fund, including the Fund, are:

BEFORE INVESTING IN THE FUND, YOU SHOULD DETERMINE THE LEVEL OF RISK WITH WHICH YOU ARE COMFORTABLE. TAKE INTO ACCOUNT FACTORS LIKE YOUR AGE, CAREER, INCOME, AND TIME HORIZON.

Not Insured. Mutual funds are not insured by the FDIC or any other government agency, unlike bank deposits such as CDs or savings accounts.

No Guarantee. No mutual fund can guarantee that it will meet its investment objectives.

Possible Loss Of Investment. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.

Volatility. The price of your mutual fund shares will increase or decrease with changes in the value of the Fund’s underlying investments and changes in the equity markets as a whole.

Not A Complete Investment Plan. An investment in any mutual fund does not constitute a complete investment plan. The Fund is designed to be only a part of your personal investment plan.

6

Principal Risks Associated With The Fund

You should consider the special risk factors discussed below associated with the Fund’s policies in determining the appropriateness of investing in the Fund. See the Statement of Additional Information for a discussion of additional risk factors.

MARKET RISK

Equity stock prices vary and may fall, thus reducing the value of the Fund’s investments. Certain stocks selected for the Fund’s portfolio may decline in value more than the overall stock market. In general, the securities of mid-sized businesses are less volatile than those of small businesses. The Fund is free to invest in smaller companies or those that may otherwise be more volatile.

LIQUIDITY RISK

The Fund’s portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

COUNTERPARTY RISK

This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

FOREIGN SECURITIES RISKS

Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks.

Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund’s investment in a security valued in the foreign currency, or based on that currency value.

Political Risk. Political actions, events, or instability may result in unfavorable changes in the value of a security.

Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.

Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.

LACK OF TIMELY INFORMATION RISK

Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

Although the Fund generally invests in publicly traded equity securities, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund’s principal investment strategy, they may constitute a significant portion of the Fund’s portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

INVESTMENT	RISKS
American Depositary Receipts (ADRs)
These are securities issued by U.S. banks that represent shares of foreign corporations held by those banks. Although traded in U.S. securities markets and valued in U.S. dollars, ADRs carry most of the risks of investing directly in foreign securities.	Market, Information, Political, Regulatory, Diplomatic, Liquidity, and Currency Risks
Repurchase Agreements
A contract under which the seller of a security agrees to buy it back at an agreed-upon price and time in the future.	Counterparty Risk

7

Temporary Defensive Positions

When securities markets or economic conditions are unfavorable or unsettled, we might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper or repurchase agreements, even though that is not the normal investment strategy of the Fund. We have the right to invest up to 100% of the Fund’s assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund’s performance could be comparatively lower if it concentrates in defensive holdings.

Fund Management

INVESTMENT ADVISOR

AIM AND ADI ARE SUBSIDIARIES OF AMVESCAP PLC, AN INTERNATIONAL INVESTMENT MANAGEMENT COMPANY THAT MANAGES MORE THAN $363 BILLION IN

ASSETS WORLDWIDE AS OF SEPTEMBER 30, 2004. AMVESCAP IS BASED IN LONDON, WITH MONEY MANAGERS LOCATED IN EUROPE, NORTH AND SOUTH AMERICA, AND THE FAR EAST.

AIM is the investment advisor for the Fund and is responsible for its day-to-day management. AIM is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM supervises all aspects of the Fund’s operations and provides investment advisory services to the Fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the Fund. AIM has acted as an investment advisor since its organization in 1976. Today, AIM, together with its subsidiaries, advises or manages over 200 investment portfolios, encompassing a broad range of investment objectives.

ADI is the Fund’s distributor and is responsible for the sale of the Fund’s shares.

AIM and ADI are subsidiaries of AMVESCAP PLC.

Prior to November 25, 2003, INVESCO served as the investment advisor for the Fund. The following table shows the fee the Fund paid to AIM or INVESCO for its advisory services in the fiscal year ended July 31, 2004.

FUND	ADVISORY FEE AS A PERCENTAGE OF AVERAGE ANNUAL ASSETS UNDER MANAGEMENT
Mid Cap Stock Fund	1.00%

Portfolio Managers

The Advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the management of the Fund’s portfolio are:

Paul J. Rasplicka (lead manager), Senior Portfolio Manager, who has been responsible for the Fund since 2004 and has been associated with the Advisor and/or its affiliates since 1994.

Michael Chapman, Portfolio Manager, who has been responsible for the Fund since 2004 and has been associated with the Advisor and/or its affiliates since 2001. From 1999 to 2001, he was an equity analyst with Chase Manhattan Bank. During part of 1999, he was a securities analyst with Gulf Investment Management. From 1995 to 1999, he was a portfolio manager with US Global Investors, Inc.

They are assisted by the Mid Cap Growth & GARP (growth at a reasonable price) Teams. More information on the Fund’s management team may be found on our website (http://www.aiminvestments.com/teams). The website is not a part of this prospectus.

8

Other Information

SUITABILITY FOR INVESTORS

Only you can determine if an investment in the Fund is right for you based upon your own economic situation, the risk level with which you are comfortable and other factors. Like most mutual funds, the Fund seeks to provide higher returns than the market or its competitors, but cannot guarantee that performance. In general, the Fund is most suitable for investors who:

■	are willing to grow their capital over the long term (at least five years).
■	understand that shares of the Fund can, and likely will, have daily price fluctuations.
■	are investing through tax-deferred retirement accounts, such as traditional and Roth Individual Retirement Accounts (“IRAs”),
■	as well as employer-sponsored qualified retirement plans, including 401(k)s and 403(b)s, all of which have longer investment horizons.

You probably do not want to invest in the Fund if you are:

■	primarily seeking current dividend income.
■	unwilling to accept potential daily changes in the price of Fund shares.
■	speculating on short-term fluctuations in the stock markets.

SALES CHARGES

Purchases of Class A shares of AIM Mid Cap Stock Fund are subject to the maximum 5.50% initial sales charge as listed under the heading “Category I Initial Sales Charges” in the “Shareholder Information—Choosing a Share Class” section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section. Certain purchases of Class K shares may be subject to the contingent deferred sales charge listed in that section.

Dividends And Capital Gain Distributions

The Fund earns ordinary or investment income primarily from interest on its investments. The Fund expects to distribute substantially all of this investment income, less Fund expenses, to shareholders annually. The Fund can make distributions at other times, if it chooses to do so. Please note that classes with higher expenses are expected to have lower dividends.

NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS ARE

DISTRIBUTED TO SHAREHOLDERS AT LEAST ANNUALLY. DISTRIBUTIONS ARE TAXABLE WHETHER REINVESTED IN ADDITIONAL SHARES OR PAID TO YOU IN CASH (EXCEPT FOR TAX-EXEMPT OR TAX-DEFERRED ACCOUNTS).

The Fund also realizes capital gains or losses when it sells securities in its portfolio for more or less than it had paid for them. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gain, if any, is distributed to shareholders at least annually, usually in December. Dividends and capital gain distributions are paid to you if you hold shares on the record date of the distribution regardless of how long you have held your shares.

Under present federal income tax laws, capital gains may be taxable at different rates, depending on how long the Fund has held the underlying investment. Short-term capital gains which are derived from the sale of assets held one year or less are taxed as ordinary income. Long-term capital gains which are derived from the sale of assets held for more than one year are taxed at up to the maximum capital gains rate, currently 15% for individuals.

The Fund’s daily NAV reflects all ordinary income and realized capital gains that have not yet been distributed to shareholders. Therefore the Fund’s NAV will drop by the amount of a distribution, net of market fluctuations, on the day the distribution is declared. If you buy shares of the Fund just before a distribution is declared, you may wind up “buying a distribution.” This means that if the Fund declares a dividend or capital gain distribution shortly after you buy, you will receive some of your investment back as a taxable distribution. Although purchasing your shares at the resulting higher NAV may mean a smaller capital gain or greater loss upon sale of the shares, most shareholders want to avoid the purchase of shares immediately before the distribution record date. However, keep in mind that your basis in the Fund will be increased to the extent such distributions are reinvested in the Fund. If you sell your shares at a loss for tax purposes and then replace those shares with a substantially identical investment either thirty days before or after that sale, the transaction is usually considered a “wash sale” and you will not be able to claim a tax loss at the time of sale. Instead the loss will be deferred to a later date.

Dividends and capital gain distributions paid by the Fund are automatically reinvested in additional Fund shares at the NAV on the ex-distribution date, unless you choose to have them automatically reinvested in the same share class of another AIM Fund or paid to you by check or electronic funds transfer. Dividends and other distributions, whether received in cash or reinvested in additional Fund shares, are generally subject to federal income tax.

9

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the various classes of the Fund for the past fiscal year (or, if shorter, the periods of the class’ operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the financial statements, is included in the Fund’s annual report. This report is available without charge by contacting AIM Investment Services, Inc. at the address or telephone number on the back cover of this Prospectus.

	YEAR ENDED JULY 31,		THREE MONTHS ENDED JULY 31,		SEPTEMBER 3, 2002 (DATE SALES COMMENCED) TO APRIL 30,
	2004		2003		2003
AIM MID CAP STOCK FUND — INVESTOR CLASS
Net Asset Value — Beginning of Period	$14.00		$12.66		$11.66
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	(0.19)		(0.01)		(0.07	)(a)
Net Gains on Securities (Both Realized and Unrealized)	1.70		1.35		1.07
Total from Investment Operations	1.51		1.34		1.00
Net Asset Value — End of Period	$15.51		$14.00		$12.66

TOTAL RETURN(b)	10.79%		10.58%		8.58%

RATIOS/SUPPLEMENTAL DATA
Net Assets — End of Period (000s Omitted)	$5,113		$3,798		$2,536
RATIO OF EXPENSES TO AVERAGE NET ASSETS
With Fee Waivers and Expense Reimbursements	1.55%(c	)	1.55%(d	)	1.55%(d	)
Without Fee Waivers and Expense Reimbursements	3.19%(c	)	3.55%(d	)	3.57%(d	)
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.14	)%(c)	(1.18	)%(d)	(1.01	)%(d)
Portfolio Turnover Rate(e)	117%		23%		50%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $5,311,583.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

10

Financial Highlights (continued)

	YEAR ENDED JULY 31,		THREE MONTHS ENDED JULY 31,		YEAR ENDED APRIL 30,	OCTOBER 1, 2001 (DATE SALES COMMENCED) TO APRIL 30,
	2004		2003		2003	2002
AIM MID CAP STOCK FUND — CLASS A
Net Asset Value — Beginning of Period	$13.98		$12.65		$14.95	$11.80
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	(0.21)		(0.00)		(0.12)	(0.10	)(a)
Net Gains (Losses) on Securities (Both Realized and Unrealized)	1.71		1.33		(2.18)	3.25
Total from Investment Operations	1.50		1.33		(2.30)	3.15
Net Asset Value — End of Period	$15.48		$13.98		$12.65	$14.95

TOTAL RETURN(b)	10.73%		10.51%		(15.38)%	26.69%

RATIOS/SUPPLEMENTAL DATA
Net Assets — End of Period (000s Omitted)	$6,542		$6,444		$5,587	$2,627
RATIO OF EXPENSES TO AVERAGE NET ASSETS
With Fee Waivers and Expense Reimbursements	1.65%(c	)	1.65%(d	)	1.65%	1.65%(d	)
Without Fee Waivers and Expense Reimbursements	2.78%(c	)	2.85%(d	)	2.77%	3.09%(d	)
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.24	)%(c)	(1.28	)%(d)	(1.16)%	(1.44	)%(d)
Portfolio Turnover Rate(e)	117%		23%		50%	23%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $7,011,276.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

11

Financial Highlights (continued)

	YEAR ENDED JULY 31,		THREE MONTHS ENDED JULY 31,		YEAR ENDED APRIL 30,		OCTOBER 1, 2001 (DATE SALES COMMENCED) TO APRIL 30,
	2004		2003		2003		2002
AIM MID CAP STOCK — CLASS B
Net Asset Value — Beginning of Period	$13.79		$12.49		$14.86		$11.80
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	(0.29)		(0.02)		(0.17	)(a)	(0.15	)(a)
Net Gains (Losses) on Securities (Both Realized and Unrealized)	1.66		1.32		(2.20)		3.21
Total from Investment Operations	1.37		1.30		(2.37)		3.06
Net Asset Value — End of Period	$15.16		$13.79		$12.49		$14.86

TOTAL RETURN(b)	9.93%		10.41%		(15.95)%		25.93%

RATIOS/SUPPLEMENTAL DATA
Net Assets — End of Period (000s Omitted)	$2,895		$2,470		$2,139		$1,106
RATIO OF EXPENSES TO AVERAGE NET ASSETS
With Fee Waivers and Expense Reimbursements	2.30%(c	)	2.30%(d	)	2.30%		2.30%(d	)
Without Fee Waivers and Expense Reimbursements	3.59%(c	)	3.68%(d	)	3.71%		4.06%(d	)
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.89	)%(c)	(1.92	)%(d)	(1.81)%		(2.14	)%(d)
Portfolio Turnover Rate(e)	117%		23%		50%		23%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for the shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $2,884,820.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

12

Financial Highlights (continued)

	YEAR ENDED JULY 31,		THREE MONTHS ENDED JULY 31,		YEAR ENDED APRIL 30,	OCTOBER 1, 2001 (DATE SALES COMMENCED) TO APRIL 30,
	2004		2003		2003	2002
AIM MID CAP STOCK FUND — CLASS C
Net Asset Value — Beginning of Period	$13.70		$12.42		$14.84	$11.80
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	(0.29)		(0.02)		(0.25)	(0.14	)(a)
Net Gains (Losses) on Securities (Both Realized and Unrealized)	1.66		1.30		(2.17)	3.18
Total from Investment Operations	1.37		1.28		(2.42)	3.04
Net Asset Value — End of Period	$15.07		$13.70		$12.42	$14.84

TOTAL RETURN(b)	10.00%		10.31%		(16.31)%	25.76%

RATIOS/SUPPLEMENTAL DATA
Net Assets — End of Period (000s Omitted)	$2,650		$2,308		$2,063	$515
RATIO OF EXPENSES TO AVERAGE NET ASSETS
With Fee Waivers and Expense Reimbursements	2.30%(c	)	2.30%(d	)	2.30%	2.30%(d	)
Without Fee Waivers and Expense Reimbursements	3.68%(c	)	3.86%(d	)	3.88%	4.45%(d	)
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.89	)%(c)	(1.92	)%(d)	(1.80)%	(2.13	)%(d)
Portfolio Turnover Rate(e)	117%		23%		50%	23%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $2,678,035.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

13

THE AIM FUNDS

Shareholder Information

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM funds). The following information is about all the AIM funds.

CHOOSING A SHARE CLASS

Most of the AIM funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan applicable to the class, if any, (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. Your financial advisor can help you decide among the various classes. Please contact your financial advisor.

Class A1	Class A3	Class B3	Class C	Class K	Class R	Investor Class
• Initial sales charge	• No initial sales charge	• No initial sales charge	• No initial sales charge	• No initial sales charge	• No initial sales charge	• No initial sales charge

• Reduced or waived initial sales charge for certain purchases[2]	• No contingent deferred sales charge	• Contingent deferred sales charge on redemptions within six years	• Contingent deferred sales charge on redemptions within one year[6]	• Generally, no contingent deferred sales charge[2]	• Generally, no contingent deferred sales charge[2]	• No contingent deferred sales charge

• Generally, lower distribution and service (12b-1) fee than Class B, Class C, Class K or Class R shares (See ”Fee Table and Expense Example”)	• 12b-1 fee of 0.35%	• 12b-1 fee of 1.00%	• 12b-1 fee of 1.00%	• 12b-1 fee of 0.45%	• 12b-1 fee of 0.50%	• 12b-1 fee of 0.25%[8]

	• Does not convert to Class A shares	• Converts to Class A shares at the end of the month which is eight years after the date on which shares were purchased along with a pro rata portion of its reinvested dividends and distributions[4]	• Does not convert to Class A shares	• Does not convert to Class A shares	• Does not convert to Class A shares	• Does not convert to Class A shares

• Generally more appropriate for long-term investors	• Generally more appropriate for short-term investors	• Purchase orders limited to amount less than $100,000[5]	• Generally more appropriate for short-term investors	• Generally, only available to retirement plans, educational savings programs and wrap programs	• Generally, only available to employee benefit plans[7]	• Closed to new investors, except as described in the “Purchasing Shares — Grandfathered Investors” section of your prospectus

Certain AIM funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund’s Statement of Additional Information for details.

[1]	As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.
[2]	A contingent deferred sales charge may apply in some cases.
[3]	Effective September 30, 2003, Class B shares will not be made available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.
[4]	AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.
AIM Global Equity Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.
[5]	Any purchase order for Class B shares in excess of $100,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.
[6]	A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM fund that are subject to a CDSC into AIM Short Term Bond Fund.

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[7]	Generally, Class R shares are only available to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, 457 of the Internal Revenue Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Internal Revenue Code, respectively; and voluntary employees’ beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Internal Revenue Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Internal Revenue Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs, with the exception of traditional IRAs established in connection with the rollover of assets from an employer-sponsored retirement plan in which an AIM fund was offered as an investment option.
[8]	Investor Class shares of AIM Money Market Fund and AIM Tax-Exempt Cash Fund do not have a 12b-1 fee.

Distribution and Service (12b-1) Fees

Each AIM fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund and AIM Tax-Exempt Cash Fund with respect to their Investor Class shares) has adopted 12b-1 plans that allow the AIM fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Sales Charges

Sales charges on the AIM funds and classes of those funds are detailed below. As used below, the term “offering price” with respect to all categories of Class A shares includes the initial sales charge.

Certain categories of persons are permitted to purchase Class A shares of AIM funds without paying an initial sales charge because their transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. For more detailed information regarding eligibility to purchase or redeem shares at reduced or without sales charges, please consult the fund’s website at www.aiminvestments.com and click on the links “My Account”, Service Center, or consult the fund’s Statement of Additional Information, which is available upon request free of charge.

Initial Sales Charges

The AIM funds (except AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The “Other Information” section of your prospectus will tell you in what category your particular AIM fund is classified.

Category I Initial Sales Charges

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

	Investor’s Sales Charge
Amount of investment in single transaction	As a % of offering price	As a % of investment
Less than $ 25,000	5.50%	5.82%
$ 25,000 but less than $ 50,000	5.25	5.54
$ 50,000 but less than $ 100,000	4.75	4.99
$100,000 but less than $ 250,000	3.75	3.90
$250,000 but less than $ 500,000	3.00	3.09
$500,000 but less than $1,000,000	2.00	2.04

Category II Initial Sales Charges

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

	Investor’s Sales Charge
Amount of investment in single transaction	As a % of offering price	As a % of investment
Less than $ 50,000	4.75%	4.99%
$ 50,000 but less than $ 100,000	4.00	4.17
$100,000 but less than $ 250,000	3.75	3.90
$250,000 but less than $ 500,000	2.50	2.56
$500,000 but less than $1,000,000	2.00	2.04

Category III Initial Sales Charges

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

	Investor’s Sales Charge
Amount of investment in single transaction	As a % of offering price	As a % of investment
Less than $ 100,000	1.00%	1.01%
$100,000 but less than $ 250,000	0.75	0.76
$250,000 but less than $1,000,000	0.50	0.50

AIM Short Term Bond Fund Initial Sales Charges

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

	Investor’s Sales Charge
Amount of investment in single transaction	As a % of offering price	As a % of investment
Less than $ 100,000	2.50%	2.56%
$100,000 but less than $ 250,000	2.00	2.04
$250,000 but less than $ 500,000	1.50	1.52
$500,000 but less than $1,000,000	1.25	1.27

Shares Sold without a Sales Charge

You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

You will not pay an initial sales charge or a CDSC on Investor Class shares of any AIM fund.

Contingent Deferred Sales Charges for Class A Shares and AIM Cash Reserve Shares of AIM Money Market Fund

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II AIM funds and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

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If you currently own Class A shares of a Category I, II or III AIM fund or AIM Short Term Bond Fund and make additional purchases (through October 30, 2002 for Category III AIM funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II AIM fund and AIM Short Term Bond Fund shares, and a 12-month, 0.25% CDSC for Category III AIM fund shares). The CDSC for Category III AIM fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

Some retirement plans can purchase Class A shares at their net asset value per share. If the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan’s initial purchase.

You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

Contingent Deferred Sales Charges for Class B and Class C Shares

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

Year since purchase made	Class B	Class C
First	5%	1%
Second	4	None
Third	3	None
Fourth	3	None
Fifth	2	None
Sixth	1	None
Seventh and following	None	None

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

Contingent Deferred Sales Charges for Class K and Class R Shares

You can purchase Class K and Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class K shares are subject to a 0.70% CDSC, and the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan’s initial purchase.

Computing a CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you are redeeming shares on which there is no CDSC first and, then, shares in the order of purchase.

Reduced Sales Charges and Sales Charge Exceptions

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Consult the fund’s Statement of Additional Information for details.

Reduced Sales Charges

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any AIM fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

Rights of Accumulation

You may combine your new purchases of Class A shares of an AIM fund with AIM fund shares currently owned (Class A, B, C, K or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

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Initial Sales Charge Exceptions

You will not pay initial sales charges

■	on shares purchased by reinvesting dividends and distributions;

■	when exchanging shares among certain AIM funds; and

■	when a merger, consolidation, or acquisition of assets of an AIM fund occurs.

Contingent Deferred Sales Charge (CDSC) Exceptions

You will not pay a CDSC

■	if you redeem Class B shares you held for more than six years;

■	if you redeem Class C shares you held for more than one year;

■	if you redeem Class C shares of an AIM fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

■	if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM fund and the original purchase was subject to a CDSC;

■	if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class K or Class R shares held through such plan that would otherwise be subject to a CDSC;

■	if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan’s initial purchase, all of the Class K or Class R shares held through such plan that would otherwise be subject to a CDSC;

■	if you are a participant in a qualified retirement plan and redeem Class C, Class K or Class R shares in order to fund a distribution;

■	if you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period;

■	if you redeem shares to pay account fees;

■	for redemptions following the death or post-purchase disability of a shareholder or beneficial owner;

■	if you redeem shares acquired through reinvestment of dividends and distributions; and

■	on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund’s Statement of Additional Information for details.

TOOLS USED TO COMBAT EXCESSIVE SHORT-TERM TRADING ACTIVITY

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors. Excessive short-term trading activity in the funds’ shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time. A I M Advisors, Inc. and its affiliates (collectively, the “AIM Affiliates”) currently use the following tools designed to discourage excessive short-term trading in the retail AIM funds (the “funds”):

(1)	trade activity monitoring;

(2)	trading guidelines;

(3)	redemption fee on trades in certain funds; and

(4)	selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

Trade Activity Monitoring

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s accounts other than exchanges into a money market fund. In making such judgments, the AIM Affiliates seek to act in a manner that they believe is consistent with the best interests of shareholders.

The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

Trading Guidelines

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and Premier INVESCO U.S. Government Money Portfolio) per calendar year, or a fund or the distributor determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the distributor reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one fund and into (purchase) another fund.

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The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

Redemption Fee

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to AIM S&P 500 Index Fund) shares of certain funds within 30 days of purchase. The AIM Affiliates expect to charge the redemption fee on other classes of shares when the funds’ transfer agent system has the capability of processing the fee across these other classes. See “Redeeming Shares — Redemption Fee” for more information.

The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. Additionally, the AIM Affiliates maintain certain retirement plan accounts on a record keeping system that is currently incapable of processing the redemption fee. The provider of this system is working to enhance the system to facilitate the processing of this fee. These are two reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

Fair Value Pricing

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the fund’s net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant change in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees of the fund. The overall pricing methodology and pricing services can change from time to time as approved by the Board of Trustees. See “Pricing of Shares — Determination of Net Asset Value” for more information.

Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially “stale” prices of portfolio holdings. However, if cannot eliminate the possibility of excessive short-term trading.

PURCHASING SHARES

If you hold your shares through a broker/dealer or other financial institution, your eligibility to purchase those shares, the conditions for purchase and sale, and the minimum and maximum amounts allowed may differ depending on that institution’s policies.

Minimum Investments Per AIM Fund Account

There are no minimum investments with respect to Class K and Class R shares for AIM fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for AIM fund accounts are as follows:

Type of Account	Initial Investments		Additional Investments
Employer-Sponsored Retirement Plans (includes section 401, 403 and 457 plans, and SEP, SARSEP and SIMPLE IRA plans)	$0	($25 per AIM fund investment for salary deferrals from Employer-Sponsored Retirement Plans)	$50
Systematic Purchase Plan	50		50
IRA, Roth IRA or Coverdell ESA	250		50
All other accounts	1,000		50

How to Purchase Shares

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the AIM fund verify and record your identifying information.

Purchase Options

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

	Opening An Account	Adding To An Account
Through a Financial Consultant	Contact your financial consultant.	Same
By Mail	Mail completed account application and check to the transfer agent, AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739.	Mail your check and the remittance slip from your confirmation statement to the transfer agent.

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	Opening An Account	Adding To An Account
By Wire	Mail completed account application to the transfer agent. Call the transfer agent at (800) 959-4246 to receive a reference number. Then, use the following wire instructions:	Call the transfer agent to receive a reference number. Then, use the wire instructions at left.
Beneficiary Bank ABA/Routing #: 113000609
Beneficiary Account Number: 00100366807
Beneficiary Account Name: AIM Investment Services, Inc.
RFB: Fund Name, Reference #
OBI: Your Name, Account #
By Telephone	Open your account using one of the methods described above.

Select the AIM Bank ConnectionSM option on your completed account application or complete an AIM Bank Connection form. Mail the application or form to the transfer agent. Once the transfer agent has received the form, call the transfer agent to place your purchase order.

Call the AIM 24-hour Automated Investor Line at 1-800-246-5463. You may place your order after you have provided the bank instructions that will be requested.

By Internet	Open your account using one of the methods described above.	Access your account at www.aiminvestments.com. The proper bank instructions must have been provided on your account. You may not purchase shares in AIM prototype retirement accounts on the internet.

Grandfathered Investors

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by A I M Distributors, Inc. (the “Grandfathered Funds”) and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries; (3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with A I M Distributors, Inc. and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) AIM fund trustees, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

Special Plans

Systematic Purchase Plan

You can arrange for periodic investments in any of the AIM funds by authorizing the AIM fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

Dollar Cost Averaging

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM fund account to one or more other AIM fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM fund is $50.

Automatic Dividend Investment

All of your dividends and distributions may be paid in cash or invested in any AIM fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM fund. You may invest your dividends and distributions (1) into another AIM fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM fund:

(1)	Your account balance (a) in the AIM fund paying the dividend must be at least $5,000; and (b) in the AIM fund receiving the dividend must be at least $500;

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(2)	Both accounts must have identical registration information; and

(3)	You must have completed an authorization form to reinvest dividends into another AIM fund.

Portfolio Rebalancing Program

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM funds for shares of the same class of one or more other AIM funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

Retirement Plans

Shares of most of the AIM funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor’s retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

Redemption Fee

You may be charged a 2% redemption fee (on total redemption proceeds) if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to AIM S&P 500 Index Fund) shares of the following funds (either by selling or exchanging to another AIM fund) within 30 days of their purchase:

AIM Asia Pacific Growth Fund	AIM Global Value Fund
AIM Developing Markets Fund	AIM High Yield Fund
AIM European Growth Fund	AIM International Core Equity Fund
AIM European Small Company Fund	AIM International Emerging Growth Fund
AIM Global Aggressive Growth Fund	AIM International Growth Fund
AIM Global Equity Fund	AIM S&P 500 Index Fund
AIM Global Growth Fund	AIM Trimark Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

The 2% redemption fee will not be charged on transactions involving the following:

(1)	total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2)	total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3)	total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the “Code”) where the systematic capability to process the redemption fee does not exist;

(4)	total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the funds;

(5)	total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(6)	total or partial redemption of shares acquired through investment of dividends and other distributions; or

(7)	redemptions initiated by a fund.

The AIM Affiliates’ goals are to apply the redemption fee on all classes of shares regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Currently, the redemption fee may be applied on Class A and Investor Class shares (and Institutional Shares for AIM S&P 500 Index Fund). AIM expects to charge the redemption fee on all other classes of shares when the funds’ transfer agent system has the capability of processing the fee across these other classes. In addition, AIM intends to develop a plan to encourage brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to the terms above to modify computer programs to impose the redemption fee or to develop alternate processes to monitor and restrict short-term trading activity in the funds. Lastly, the provider of AIM’s retirement plan record keeping system is working to enhance the system to facilitate the processing of the redemption fee. Until such computer programs are

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modified or alternate processes are developed, the fund’s ability to assess a redemption fee on these types of share classes and accounts is severely limited. These are reasons why the redemption fees cannot eliminate the possibility of excessive short-term trading activity.

The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of failing the 90% income test or losing its registered investment company qualification for tax purposes.

Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

Redemption of Class A Shares and AIM Cash Reserve Shares Acquired by Exchange for Purchases Made Prior to November 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III AIM fund at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

Shares Initially Purchased	Shares Held After an Exchange	CDSC Applicable Upon Redemption of Shares
• Class A shares of Category I or II Fund	• Class A shares of Category I or II Fund or AIM Short Term Bond Fund • Class A shares of Category III Fund[1] • AIM Cash Reserve Shares of AIM Money Market Fund	• 1% if shares are redeemed within 18 months of initial purchase of Category I or II Fund or AIM Short Term Bond Fund shares

• Class A shares of Category III Fund1	• Class A shares of Category III Fund[1] • Class A shares of AIM Tax-Exempt Cash Fund • AIM Cash Reserve Shares of AIM Money Market Fund	• No CDSC
[1]	Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.

Redemption of Class A Shares and AIM Cash Reserve Shares Acquired by Exchange for Purchases Made On and After November 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III AIM funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III AIM funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

Shares Initially Purchased	Shares Held After an Exchange	CDSC Applicable Upon Redemption of Shares
• Class A shares of Category I or II Fund or AIM Short Term Bond Fund	• Class A shares of Category I or II Fund or AIM Short Term Bond Fund • Class A shares of Category III Fund[1] • AIM Cash Reserve Shares of AIM Money Market Fund	• 1% if shares are redeemed within 18 months of initial purchase of Category I or II Fund or AIM Short Term Bond Fund shares

• Class A shares of Category III Fund	• Class A shares of Category I or II Fund or AIM Short Term Bond Fund	• 1% if shares are redeemed within 18 months of initial purchase of Category III Fund shares

• Class A shares of Category III Fund	• Class A shares of Category III Fund[1] • Class A shares of AIM Tax-Exempt Cash Fund • AIM Cash Reserve Shares of AIM Money Market Fund	• 0.25% if shares are redeemed within 12 months of initial purchase of Category III Fund shares
[1]	Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.

Redemption of Class A Shares and AIM Cash Reserve Shares Acquired by Exchange for Purchases Made After October 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

Shares Initially Purchased	Shares Held After an Exchange	CDSC Applicable Upon Redemption of Shares
• Class A shares of Category I or II Fund or AIM Short Term Bond Fund	• Class A shares of Category I or II Fund or AIM Short Term Bond Fund • Class A shares of Category III Fund[2] • AIM Cash Reserve Shares of AIM Money Market Fund	• 1% if shares are redeemed within 18 months of initial purchase of Category I or II Fund or AIM Short Term Bond Fund shares

• Class A shares of Category III Fund1	• Class A shares of Category I or II Fund or AIM Short Term Bond Fund	• 1% if shares are redeemed within 18 months of initial purchase of Category III Fund shares

• Class A shares of Category III Fund[1]	• Class A shares of Category III Fund[2] • Class A shares of AIM Tax-Exempt Cash Fund • AIM Cash Reserve Shares of AIM Money Market	• No CDSC
[1]	As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
[2]	Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

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Redemption of Class B Shares Acquired by Exchange from AIM Floating Rate Fund

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

How to Redeem Shares
Through a Financial Consultant	Contact your financial consultant, including your retirement plan or program sponsor.

By Mail	Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners; (2) the name of the AIM fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone	Call the transfer agent at 1-800-959-4246 or our AIM 24-hour Automated Investor Line at 1-800-246-5463. You will be allowed to redeem by telephone if (1) the proceeds are to be mailed to the address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold physical share certificates; (3) you can provide proper identification information; (4) the proceeds of the redemption do not exceed $250,000; and (5) you have not previously declined the telephone redemption privilege. Certain accounts, including retirement accounts and 403(b) plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange (NYSE) in order to effect the redemption at that day’s closing price. You may, with limited exceptions, redeem from an IRA account by telephone. Redemptions from other types of retirement accounts must be requested in writing.

By Internet	Place your redemption request at www.aiminvestments.com. You will be allowed to redeem by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; (3) the proceeds of the redemption do not exceed $250,000; and (4) you have already provided proper bank information. AIM prototype retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the hours of the customary trading session of the NYSE in order to effect the redemption at that day’s closing price.

Timing and Method of Payment

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

Redemption by Mail

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

Redemption by Telephone

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

Redemption by Internet

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and we are not liable for internet instructions that are reasonably believed to be genuine.

Payment for Systematic Redemptions

You may arrange for regular monthly or quarterly withdrawals from your account of at least $100. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

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Expedited Redemptions

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

Redemptions by Check

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

Signature Guarantees

We require a signature guarantee when you redeem by mail and

(1)	the amount is greater than $250,000;

(2)	you request that payment be made to someone other than the name registered on the account;

(3)	you request that payment be sent somewhere other than the bank of record on the account; or

(4)	you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

Redemptions in Kind

Although the AIM funds generally intend to pay redemption proceeds solely in cash, the AIM funds reserve the right to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

Redemptions by the AIM Funds

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM funds have the right to redeem the account after giving you 60 days’ prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

If an AIM fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the AIM fund is not able to verify your identity as required by law, the AIM fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM fund for those of another AIM fund. An exchange is the movement out of (redemption) one fund and into (purchase) another fund. Before requesting an exchange, review the prospectus of the AIM fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

You may be charged a redemption fee on certain redemptions, including exchanges. See “Redeeming Shares — Redemption Fee.”

Permitted Exchanges

Except as otherwise stated under “Exchanges Not Permitted,” you generally may exchange your shares for shares of the same class of another AIM fund.

You may also exchange:

(1)	Class A shares of an AIM fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2)	Class A shares of an AIM fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) for Class A3 shares of an AIM fund;

(3)	Class A3 shares of an AIM fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4)	Class A3 shares of an AIM fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund);

(5)	AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM fund;

(6)	AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective February 17, 2003, and AIM Tax-Exempt Cash Fund);

(7)	Investor Class shares of an AIM fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) or Class A3 shares of an AIM fund; or

(8)	Class A or A3 shares of an AIM fund for Investor Class shares of any AIM fund as long as you are eligible to purchase Investor Class shares of any AIM fund at the time of exchange.

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You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

Exchanges Not Subject to a Sales Charge

You will not pay an initial sales charge when exchanging:

(1)	Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for
(a)	Class A shares of another AIM fund;
(b)	AIM Cash Reserve Shares of AIM Money Market Fund; or
(c)	Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2)	Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for
(a)	AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or
(b)	Class A shares of another AIM Fund, but only if
(i)	you acquired the original shares before May 1, 1994; or
(ii)	you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3)	AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for
(a)	Class A shares of an AIM fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares
(i)	prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;
(ii)	on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

(4)	Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for
(a)	AIM Cash Reserve Shares of AIM Money Market Fund; or
(b)	Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1)	Class A shares for other Class A shares;

(2)	Class B shares for other Class B shares;

(3)	Class C shares for other Class C shares;

(4)	Class K shares for other Class K shares;

(5)	Class R shares for other Class R shares.

Exchanges Not Permitted

Certain classes of shares are not covered by the exchange privilege. You may not exchange:

(1)	Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund for Class A shares of a Category III AIM fund after February 16, 2003; or

(2)	Class A shares of a Category III AIM fund for Class A shares of another Category III AIM fund after February 16, 2003.

For shares purchased prior to November 15, 2001, you may not exchange:

(1)	Class A shares of Category I or II AIM funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2)	Class A shares of Category III AIM funds purchased at net asset value for Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund;

(3)	AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM fund;

(4)	AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund that are subject to a CDSC; or

(5)	on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1)	Class A shares of Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2)	Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

(3)	AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM fund or for Class A shares of any AIM fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund.

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Exchange Conditions

The following conditions apply to all exchanges:

■	You must meet the minimum purchase requirements for the AIM fund into which you are exchanging;

■	Shares of the AIM fund you wish to acquire must be available for sale in your state of residence;

■	Exchanges must be made between accounts with identical registration information;

■	The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

■	Shares must have been held for at least one day prior to the exchange; and

■	If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

Terms of Exchange

Under unusual market conditions, an AIM fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM funds or the distributor may modify or terminate this privilege at any time. The AIM fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

By Mail

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM funds from which and into which the exchange is to be made.

By Telephone

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

By Internet

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

Exchanging Class B, Class C and Class R Shares

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

Each AIM fund and its agents reserve the right at any time to:

•	reject or cancel all or any part of any purchase or exchange order;
•	modify any terms or conditions of purchase of shares of any AIM fund;
•	reject or cancel any request to establish the Systematic Purchase Plan and Systematic Redemption Plan options on the same account; or
•	suspend, change or withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

Determination of Net Asset Value

The price of each AIM fund’s shares is the fund’s net asset value per share. The AIM funds value portfolio securities for which market quotations are readily available at market value. The AIM funds’ short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

The AIM funds value all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the AIM funds’ shares are determined as of the close of the respective markets. Events affecting the values of such securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the AIM fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of the effect that the development/event has actually

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caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because some of the AIM funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM funds do not price their shares, the value of those funds’ assets may change on days when you will not be able to purchase or redeem fund shares.

Each AIM fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

Timing of Orders

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM fund during the prior year.

Any long-term or short-term capital gains realized from redemptions of AIM fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

Investors in tax-exempt funds should read the information under the heading “Other Information — Special Tax Information Regarding the Fund” in their prospectus.

The foreign, state and local tax consequences of investing in AIM fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

MCF—11/04—A

Obtaining Additional Information

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the Fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the Fund’s investments. The Fund’s annual report also discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Beginning with fiscal periods ending after July 9, 2004, the Fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this Fund, another fund in The AIM Family of Funds® or your account, or wish to obtain free copies of the

Fund’s current SAI or annual or semiannual reports, please contact us

You also can review and obtain copies of the Fund’s SAI, financial reports, the Fund’s Forms N-Q and other information at the SEC’s Public Reference Room in Washington, D.C.; on the EDGAR database on the SEC’s internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC’s Public Reference Room, Washington, D.C. 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

AIM Mid Cap Stock Fund

SEC 1940 Act file number: 811-1474

By Mail:	AIM Investment Services, Inc. P. O. Box 4739 Houston, TX 77210-4739

By Telephone:	(800) 959-4246

On the Internet:	You can send us a request by e-mail or download prospectuses, annual or semiannual reports via our website: http://www.aiminvestments.com

The Fund’s most recent portfolio holdings, as filed on Form N-Q, are also available at www.aiminvestments.com.

AIMinvestments.com	I-MCS-PRO-1

Prospectus | November 19, 2004

AIM MID CAP STOCK FUND — INSTITUTIONAL CLASS

(Formerly, INVESCO Mid-Cap Growth Fund)

A no-load class of shares of a mutual fund designed for investors seeking long-term capital growth.

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals, Our solutions, are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

The Securities and Exchange Commission has not approved or disapproved the shares of this Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.

AIM STOCK FUNDS

A I M Advisors, Inc. (“AIM” or the “Advisor”) is the investment advisor for AIM Mid Cap Stock Fund (formerly, INVESCO Mid-Cap Growth Fund) (the “Fund”). On November 25, 2003, a series portfolio of AIM Stock Funds, Inc., a Maryland corporation (the “Company”), was redomesticated as the Fund, which is a series portfolio of AIM Stock Funds, a Delaware statutory trust. Prior to November 25, 2003, INVESCO Funds Group, Inc. (“INVESCO”) served as the investment advisor for the series portfolio of the Company.

This Prospectus contains important information about the Fund’s Institutional Class shares, which are offered only to institutional investors and qualified retirement plans. The Fund also offers one or more additional classes of shares through a separate prospectus. Each of the Fund’s classes has varying expenses, with resulting effects on their performance. You can choose the class of shares that is best for you, based on how much you plan to invest and other relevant factors discussed in “How To Buy Shares.” To obtain additional information about other classes of shares, contact A I M Distributors, Inc. (“ADI”) at 1-800-959-4246.

This Prospectus will tell you more about:

Investment Goals & Strategies
Potential Investment Risks
Past Performance

Investment Goals, Strategies, And Risks

FOR MORE DETAILS ABOUT THE FUND’S CURRENT INVESTMENTS AND MARKET OUTLOOK, PLEASE SEE THE MOST RECENT ANNUAL OR SEMIANNUAL REPORT.

The Fund seeks long-term capital growth. It is actively managed. The Fund invests primarily in equity securities and equity-related instruments that the Advisor believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities.

The Fund normally invests at least 80% of its net assets in common stocks of mid-sized companies. The Fund considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell MidCap® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.

The Advisor emphasizes core growth companies in the portfolio; that is, those companies that can deliver consistently strong earnings growth, cash flow growth and return on equity. These companies are usually well recognized, mid-sized companies that have market leadership positions, proven management teams, and solid financials.

The Fund is managed in the growth style. At the Advisor, growth investing starts with research from the “bottom up,” and focuses on company fundamentals and growth prospects.

The Fund may invest up to 100% of its assets in securities of non-U.S. issuers.

We seek companies for the Fund that meet the following standards:

■	Exceptional Growth: The markets and industries they represent are growing significantly faster than the economy as a whole.
■	Leadership: They are leaders — or emerging leaders — in these markets, securing their positions through technology, marketing, distribution, or some other innovative means.
■	Financial validation: Their returns — in the form of sales unit growth, rising operating margins, internal funding and other factors — demonstrate exceptional growth and leadership.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the Fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment.

Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company’s growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style.

Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have narrower product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

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At any given time, the Fund may be subject to sector risk. Companies that have similar lines of business (for example, financial services, health, or technology) are grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. The Fund is not limited with respect to sectors in which they can invest. If the portfolio manager allocates more of the Fund’s portfolio holdings to a particular economic sector, the Fund’s overall performance will be more susceptible to the economic, business, or other developments which generally affect the sector. The Fund can still be diversified, even if it is heavily weighted in one or more sectors.

The Fund is subject to other principal risks such as liquidity, counterparty, foreign securities, and lack of timely information risks. These risks are described and discussed later in the Prospectus under the headings “Investment Risks” and “Principal Risks Associated With The Fund.” An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. As with any mutual fund, there is always a risk that you may lose money on your investment in the Fund.

Fund Performance

The Fund is the successor to the Pell Rudman Mid-Cap Growth Portfolio (the “Pell Rudman Portfolio”) pursuant to a reorganization that took place on October 2, 2001. As a result of the reorganization, Pell Rudman Portfolio shareholders received Institutional Class shares of the Fund. The Pell Rudman Portfolio was managed by Pell Rudman Trust Company, N.A. and had the same investment objective and substantially similar restrictions as the Fund.

The bar chart below shows the Fund’s Institutional Class shares’ actual yearly performance (commonly known as its “total return”) for the years ended December 31 since inception. The table below shows pre-tax and after-tax average annual total returns for various periods ended December 31, 2003.

After tax returns are provided on a pre-redemption and post-redemption basis. Pre-redemption returns assume you continue to hold your shares and pay taxes on Fund distributions (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon selling or exchanging shares. Post-redemption returns assume payment of taxes on fund distributions and also that you close your account and pay remaining federal taxes. After-tax returns are calculated using the highest individual federal income tax rates in effect at the time the distribution is paid. State and local taxes are not considered. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For investors holding their shares in tax-deferred arrangements such as 401(k) plans or individual retirement accounts, the after-tax returns shown are not relevant.

The information in the bar chart and table illustrates the variability of the Fund’s Institutional Class shares’ total return. The table shows the Fund’s performance compared to a broad-based securities market index, a style specific index and a peer group index. The indices may not reflect payment of fees, expenses or taxes. The Fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the Fund may deviate significantly from the performance of the indices shown below. Remember, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

MID CAP STOCK FUND — INSTITUTIONAL CLASS ACTUAL ANNUAL TOTAL RETURN[1,2]

Best Calendar Qtr. 12/99 26.15% Worst Calendar Qtr. 09/01 (19.84%)

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	AVERAGE ANNUAL TOTAL RETURN
(for the period ended December 31, 2003)	1 YEAR	5 YEAR	SINCE INCEPTION
Mid-Cap Stock Fund — Institutional Class[1,2]
Return Before Taxes	32.10%	7.49%	11.52%[3]
Return After Taxes on Distributions	32.10	6.84	10.88[3]
Return After Taxes on Distributions and Sale of Fund Shares	20.86	6.16	9.76[3]
S&P 500 Index[4] (reflects no deduction for fees, expenses or taxes)	28.67	(0.57)	4.34[3]
Russell Midcap Growth Index[5] (reflects no deduction for fees, expenses, or taxes)	42.71	2.01	7.93[3]
Lipper Mid-Cap Growth Fund Index[6] (reflects no deduction for fees, expenses or taxes)	35.42	2.18	8.55[3]

[1]	Total return figures include reinvested dividends and capital gain distributions and the effect of the Institutional Class expenses.
[2]	Return before taxes for Institutional Class shares of the Fund year-to-date as of the calendar quarter ended September 30, 2004 was 0.31%.
[3]	The Institutional Class commenced investment operations on September 9, 1998. Index comparison begins on August 31, 1998.
[4]	The Standard & Poor’s 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. The Fund has elected to use the S&P 500 Index as its broad-based index rather than the Russell Midcap Growth Index because the S&P 500 Index is a more widely recognized gauge of stock market performance. The Fund has also included the Russell Midcap Growth Index, which the Fund believes more closely reflects the performance of the types of securities in which the Fund invests. In addition, the Lipper Mid-Cap Growth Fund Index (which may or may not include the Fund) has been included for comparison to a peer group.
[5]	The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.
[6]	The Lipper Mid Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Mid Cap Growth category. These funds typically invest in stocks with market capitalizations between $1 and $5 billion at the time of purchase and have an above-average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Fee Table And Expense Example

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

SHAREHOLDER FEES PAID DIRECTLY FROM YOUR INVESTMENT

You pay no fees to purchase Institutional Class shares of the Fund, to exchange to another AIM Fund, or to sell your shares. Accordingly, no fees are paid directly from your shareholder account.

ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS1

Management Fees	1.00%
Distribution and Service (12b-1) Fees	None
Other Expenses[2]	1.45%

Total Annual Fund Operating Expenses	2.45%

Fee Waivers/Reimbursements[3]	0.80%
Net Expenses[4]	1.65%

[1]	There is no guarantee that actual expenses will be the same as those shown in the table.
[2]	Effective April 1, 2004 the Board of Trustees approved a revised expense allocation methodology for the Fund. Effective July 1, 2004, the Board of Trustees approved an amendment to the administrative services and transfer agency agreements. Other expenses have been restated to reflect these changes.
[3]	The Fund’s Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.65% on Institutional Class shares. In determining the Advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the Fund’s day-to-day operations), as defined in the Financial Accounting Standard’s Board’s Generally Accepted Accounting Principles or as approved by the Fund’s Board of Trustees; (iv) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. This expense limitation agreement is in effect through July 31, 2005.
[4]	The Fund’s Advisor has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed above) to 1.30% on Institutional Class shares. This expense limitation agreement may be modified or discontinued upon consultation with the Board of Trustees without further notice to investors. Further, at the direction of the Trustees of the Trust, AMVESCAP PLC has assumed expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM and INVESCO Funds. Total Annual Fund Operating expenses restated for those items discussed in Note 2 above and net of these arrangements was 1.30% for Institutional Class shares for the year ended July 31, 2004.

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EXPENSE EXAMPLE

The Example is intended to help you compare the cost of investing in the Institutional Class shares of the Fund to the cost of investing in other mutual funds.

The Example assumes that you invested $10,000 in the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s Institutional Class shares’ operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual return and costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$110	$632	$1,182	$2,682

Investment Risks

BEFORE INVESTING IN THE FUND, YOU SHOULD DETERMINE THE LEVEL OF RISK WITH WHICH YOU ARE COMFORTABLE. TAKE INTO ACCOUNT FACTORS LIKE YOUR AGE, CAREER, INCOME AND TIME HORIZON.

You should determine the level of risk with which you are comfortable before you invest. The principal risks of investing in any mutual fund, including the Fund, are:

Not Insured. Mutual funds are not insured by the FDIC or any other government agency, unlike bank deposits such as CDs or savings accounts.

No Guarantee. No mutual fund can guarantee that it will meet its investment objectives.

Possible Loss Of Investment. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.

Volatility. The price of your mutual fund shares will increase or decrease with changes in the value of the Fund’s underlying investments and changes in the equity markets as a whole.

Not A Complete Investment Plan. An investment in any mutual fund does not constitute a complete investment plan. The Fund is designed to be only a part of your personal investment plan.

Principal Risks Associated With The Fund

You should consider the special risk factors discussed below associated with the Fund’s policies in determining the appropriateness of investing in the Fund. See the Statement of Additional Information for a discussion of additional risk factors.

MARKET RISK

Equity stock prices vary and may fall, thus reducing the value of the Fund’s investments. Certain stocks selected for the Fund’s portfolio may decline in value more than the overall stock market. In general, the securities of mid-sized businesses are less volatile than those of small businesses. The Fund is free to invest in smaller companies or those that may otherwise be more volatile.

LIQUIDITY RISK

The Fund’s portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

COUNTERPARTY RISK

This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

FOREIGN SECURITIES RISKS

Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks.

Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund’s investment in a security valued in the foreign currency, or based on that currency value.

Political Risk. Political actions, events, or instability may result in unfavorable changes in the value of a security.

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Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.

Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.

LACK OF TIMELY INFORMATION RISK

Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

Although the Fund generally invests in publicly traded equity securities, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund’s principal investment strategy, they may constitute a significant portion of the Fund’s portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

INVESTMENT	RISKS
American Depositary Receipts (ADRs)
These are securities issued by U.S. banks that represent shares of foreign corporations held by those banks. Although traded in U.S. securities markets and valued in U.S. dollars, ADRs carry most of the risks of investing directly in foreign securities.	Market, Information, Political, Regulatory, Diplomatic, Liquidity, and Currency Risks
Repurchase Agreements
A contract under which the seller of a security agrees to buy it back at an agreed-upon price and time in the future.	Counterparty Risk

Temporary Defensive Positions

When securities markets or economic conditions are unfavorable or unsettled, we might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper or repurchase agreements, even though that is not the normal investment strategy of the Fund. We have the right to invest up to 100% of the Fund’s assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund’s performance could be comparatively lower if it concentrates in defensive holdings.

Fund Management

INVESTMENT ADVISOR

AIM AND ADI ARE SUBSIDIARIES OF AMVESCAP PLC, AN INTERNATIONAL INVESTMENT MANAGEMENT COMPANY THAT MANAGES MORE THAN $363 BILLION IN ASSETS WORLDWIDE AS OF SEPTEMBER 30, 2004. AMVESCAP IS BASED IN LONDON, WITH MONEY MANAGERS LOCATED IN EUROPE, NORTH AND SOUTH AMERICA, AND THE FAR EAST.

AIM is the investment advisor for the Fund and is responsible for its day-to-day management. AIM is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM supervises all aspects of the Fund’s operations and provides investment advisory services to the Fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the Fund. AIM has acted as an investment advisor since its organization in 1976. Today, AIM, together with its subsidiaries, advises or manages over 200 investment portfolios, encompassing a broad range of investment objectives.

ADI is the Fund’s distributor and is responsible for the sale of the Fund’s shares.

AIM and ADI are subsidiaries of AMVESCAP PLC.

Prior to November 25, 2003, INVESCO served as the investment advisor for the Fund. The following table shows the fee the Fund paid to AIM or INVESCO for its advisory services in the fiscal year ended July 31, 2004.

FUND	ADVISORY FEE AS A PERCENTAGE OF AVERAGE ANNUAL ASSETS UNDER MANAGEMENT
Mid Cap Stock Fund	1.00%

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Portfolio Managers

The Advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the Fund’s portfolio are:

Paul J. Rasplicka (lead manager), Senior Portfolio Manager, who has been responsible for the Fund since 2004 and has been associated with the Advisor and/or its affiliates since 1994.

Michael Chapman, Portfolio Manager, who has been responsible for the Fund since 2004 and has been associated with the Advisor and/or its affiliates since 2001. From 1999 to 2001, he was an equity analyst with Chase Manhattan Bank. During part of 1999, he was a securities analyst with Gulf Investment Management. From 1995 to 1999, he was a portfolio manager with US Global Investors, Inc.

They are assisted by the Mid Cap Growth & GARP (growth at a reasonable price) Teams. More information on the Fund’s management team may be found on our website (http://www.aiminvestments.com/teams). The website is not a part of this prospectus.

Potential Rewards

NO SINGLE FUND SHOULD REPRESENT YOUR COMPLETE INVESTMENT PROGRAM NOR SHOULD YOU ATTEMPT TO USE THE FUND FOR SHORT-TERM TRADING PURPOSES.
SUITABILITY FOR INVESTORS

Only you can determine if an investment in the Fund is right for you based upon your own economic situation, the risk level with which you are comfortable, and other factors. Like most mutual funds, the Fund seeks to provide higher returns than the market or its competitors, but cannot guarantee that performance. In general, the Fund is most suitable for investors who:

■	are willing to grow their capital over the long term (at least five years).
■	understand that shares of the Fund can, and likely will, have daily price fluctuations.
■	are investing through tax-deferred retirement accounts, such as traditional and Roth Individual Retirement Accounts (“IRAs”), as well as employer-sponsored qualified retirement plans, including 401(k)s and 403(b)s, all of which have longer investment horizons.

You probably do not want to invest in the Fund if you are:

■	primarily seeking current dividend income.
■	unwilling to accept potentially significant changes in the price of Fund shares.
■	speculating on short-term fluctuations in the stock markets.

Share Price

CURRENT MARKET VALUE OF FUND’S ASSETS +ACCURED INTERESTS AND DIVIDENDS -FUNDS DEBTS INCLUDING ACCRUED EXPENSES ÷ NUMBER OF SHARES = YOUR SHARE PRICE (NAV)

Determination of Net Asset Value

The price of the Fund’s shares is the Fund’s net asset value per share. The Fund values portfolio securities for which market quotations are readily available at market value. The Fund’s short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

The Fund values all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the New York Stock Exchange (“NYSE”), events occur that may materially affect the value of the security, the Fund may value the security at its fair value as determined in good faith by or under the supervision of the Fund’s Board of Trustees. The effect of using fair value pricing is that the Fund’s net asset value will include some security prices that are not exclusively determined by the market. Because the Fund may invest in securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the Fund’s assets may change on days when you will not be able to purchase or redeem Fund shares.

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The Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. Because the Institutional Class’ expenses vary from other classes of the Fund, NAV is calculated separately for that class.

Timing of Orders

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The Fund prices purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. The Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

Tools Used to Combat Excessive Short-Term Trading Activity

While the Fund provides its shareholders with daily liquidity, its investment program is designed to serve long-term investors. Excessive short-term trading activity in the Fund’s shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of the Fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time. AIM and its affiliates (collectively, the “AIM Affiliates”) currently use the following tools designed to discourage excessive short-term trading in the retail funds within The AIM Family of Funds® (the “AIM Funds”):

■	trade activity monitoring;
■	trading guidelines;
■	redemption fee on trades in certain AIM Funds; and
■	selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the AIM Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s accounts other than exchanges into a money market fund. In making such judgments, the AIM Affiliates seek to act in a manner that they believe is consistent with the best interests of shareholders.

The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If a shareholder exceeds four exchanges out of an AIM Fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and Premier U.S. Government Money Portfolio) per calendar year, or an AIM Fund or ADI determines, in its sole discretion, that a shareholder’s short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) of another AIM Fund.

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The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

REDEMPTION FEE

Certain shareholders may be charged a 2.00% redemption fee if the shareholders redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to AIM S&P 500 Index Fund) shares of certain funds within 30 days of purchase. The AIM Affiliates expect to charge the redemption fee on other classes of shares when the AIM Funds’ transfer agent system has the capability of processing the fee across these other classes. Please see the section entitled “How to Buy Shares—Redemption Fee” for more information.

The ability of an AIM Fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. Additionally, the AIM Affiliates maintain certain retirement plan accounts on a record keeping system that is currently incapable of processing the redemption fee. The provider of this system is working to enhance the system to facilitate the processing of this fee. These are two reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

FAIR VALUE PRICING

The trading hours for most foreign securities end prior to the close of the NYSE, the time the AIM Fund’s net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant change in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the AIM Fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees of the AIM Fund. The overall pricing methodology and pricing services can change from time to time as approved by the Board of Trustees. Please see the section entitled “Share Price” for more information.

Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of excessive short-term trading.

How To Buy Shares

TO BUY SHARES AT THAT DAY’S CLOSING PRICE, YOU MUST CONTACT US BEFORE THE CLOSE OF THE NYSE, NORMALLY 4:00 P.M. EASTERN TIME.

The Fund offers multiple classes of shares. The chart in this section shows several convenient ways to invest in the Institutional Class shares of the Fund if you invest directly through AIM Investment Services, Inc. (“AIS”).

There is no charge to invest, exchange, or redeem shares when you make transactions directly through AIS. However, if you invest in the Fund through a securities broker or any other third party, you may be charged a commission or transaction fee for purchases of Fund shares.

For all new accounts, please send a completed application form, and specify the Fund or Funds and class or classes of shares you wish to purchase. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA Patriot Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the Fund verify and record your identifying information.

A share of each class represents an identical interest in the Fund and has the same rights, except that each class bears its own distribution and shareholder servicing charges, and other expenses. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if applicable, and the other expenses payable by that class.

AIS reserves the right to increase, reduce, or waive the Fund’s minimum investment requirements in its sole discretion, if it determines this action is in the best interests of the Fund’s shareholders. AIS also reserves the right in its sole discretion to reject any order to buy Fund shares, including purchases by exchange. If the Fund determines that you have not provided a correct social security or other tax ID number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

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Please remember that if you pay by check, or wire and your funds do not clear, you will be responsible for any related loss to the Fund or AIS. If you are already an AIM Funds shareholder, the Fund may seek reimbursement for any loss from your existing account(s).

Institutional Investors
Minimum Initial Investment	$10,000,000
Minimum Balance	$5,000,000
Minimum Subsequent Investment	$1,000,000

Retirement Plans or Employee Benefit Plans
Minimum Total Plan Assets	$100,000,000
Minimum Initial Investment	$10,000,000
Minimum Balance	$5,000,000
Minimum Subsequent Investment	$1,000,000

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS

The following chart shows several ways to invest in the Fund if you invest directly through AIS.

	OPENING AN ACCOUNT	ADDING TO AN ACCOUNT
Through a Financial Consultant

Contact your financial consultant.

The financial consultant should mail your completed account application to the transfer agent,

AIM Investment Services, Inc.,

P.O. Box 0843,

Houston, TX 77210-0843.

The financial consultant should call the transfer agent at (800) 659-1005 to receive a reference number. Then, use the following wire instructions:

Beneficiary Bank

ABA/Routing #: 113000609

Beneficiary Account Number: 00100366732

Beneficiary Account Name: AIM Investment Services, Inc.

RFB: Fund Name, Reference #

OBI: Your Name, Account #

Same. These shares are offered only to institutional investors and qualified retirement plans. These shares are not available to retail investors. AIS does not accept cash, credit cards, travelers’ cheques, credit card checks, instant loan checks, money orders, or third party checks unless they are from another financial institution related to a retirement plan transfer.
By Telephone	Open your account as described above.	Call the transfer agent at (800) 659-1005 and wire payment for your purchase order in accordance with the wire instructions noted above.

Exchange Policy. You may generally exchange your shares in the Fund for shares of the same class in another AIM Fund on the basis of their respective NAVs at the time of the exchange.

FUND EXCHANGES CAN BE A CONVENIENT WAY FOR YOU TO DIVERSIFY YOUR INVESTMENTS, OR TO REALLOCATE YOUR INVESTMENTS WHEN YOUR OBJECTIVES CHANGE.

Before making any exchange, be sure to review the prospectuses of the funds involved and consider the differences between the funds. Also, be certain that you qualify to purchase certain classes of shares in the new fund. An exchange is the sale of shares from one fund immediately followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, you or your account qualifies as tax-deferred under the Internal Revenue Code). If the shares of the fund you are selling have gone up in value since you bought them, the sale portion of an exchange may result in taxable income to you.

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We have the following policies governing exchanges:

■	Both AIM Fund accounts involved in the exchange must be registered in exactly the same name(s) and Social Security or federal tax I.D. number(s).
■	If you exceed four exchanges out of an AIM Fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and Premier U.S. Government Money Portfolio) per calendar year, or an AIM Fund or ADI determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.
■	Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or terminate this privilege at any time. The AIM Fund or ADI will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

In addition, the ability to exchange may be temporarily suspended at any time that sales of the Fund into which you wish to exchange are temporarily stopped.

REDEMPTION FEE

You may be charged a 2.00% redemption fee (on total redemption proceeds) if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to AIM S&P 500 Index Fund) shares of the following Funds (either by selling or exchanging to another AIM Fund) within 30 days of their purchase:

AIM Asia Pacific Growth Fund AIM Developing Markets Fund AIM European Growth Fund AIM European Small Company Fund AIM Global Aggressive Growth Fund AIM Global Growth Fund AIM Global Equity Fund	AIM Global Value Fund AIM High Yield Fund AIM International Core Equity Fund AIM International Emerging Growth Fund AIM International Growth Fund AIM S&P 500 Index Fund AIM Trimark Fund

The redemption fee will be paid to the AIM Fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the AIM Fund. The redemption fee is imposed to the extent that the number of AIM Fund shares you redeem exceeds the number of AIM Fund shares that you have held for more than 30 days. In determining whether the minimum 30 days holding period has been met, only the period during which you have held shares of the AIM Fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

The 2.00% redemption fee will not be charged on transactions involving the following:

1)	total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;
2)	total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;
3)	total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the “Code”) where the systematic capability to process the redemption fee does not exist;
4)	total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the AIM Funds;
5)	total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;
6)	total or partial redemptions of shares acquired through reinvestment of dividends and other distributions; or
7)	redemptions initiated by an AIM Fund.

The AIM Affiliates’ goal is to apply the redemption fee on all classes of shares regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Currently, the

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redemption fee may be applied on Class A, Investor Class or Institutional Class (applicable only to AIM S&P 500 Index Fund) shares. AIM expects to charge the redemption fee on all other classes of shares when the AIM Fund’s transfer agent system has the capability of processing the fee across these other classes. In addition, AIM intends to develop a plan to encourage brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to the terms above to modify computer programs to impose the redemption fee or to develop alternate processes to monitor and restrict short-term trading activity in the AIM Funds. Lastly, the provider of AIM’s retirement plan record keeping system is working to enhance the system to facilitate the processing of the redemption fee. Until such computer programs are modified or alternate processes are developed, the AIM Fund’s ability to assess a redemption fee on these types of share classes and accounts is severely limited. These are reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

The AIM Funds have the discretion to waive the 2.00% redemption fee if a fund is in jeopardy of failing the 90% income test or losing its registered investment company qualification for tax purposes.

Choosing a Share Class. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan applicable to that class, if any, (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. Institutional Class shares are intended for use by institutions such as employee benefit plans, retirement plan sponsors, and banks acting for themselves or in a fiduciary or similar capacity. Institutional Class shares of the Fund are available for the collective and common trust funds of banks, banks investing for their own accounts and banks investing for the accounts of public entities (e.g., Taft-Hartley funds, states, cities, or government agencies) that do not pay commissions or distribution fees.

Your Account Services

AIS PROVIDES YOU WITH SERVICES DESIGNED TO MAKE IT SIMPLE FOR YOU TO BUY, SELL, OR EXCHANGE YOUR SHARES OF ANY MUTUAL FUND.

Shareholder Accounts. Unless your account is held at a brokerage firm, AIS maintains your share account, which contains your current Fund holdings. The Fund does not issue share certificates.

Quarterly Investment Summaries. Each calendar quarter, you receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of your AIM funds.

Transaction Confirmations. You receive detailed confirmations of individual purchases, exchanges, and sales. If you choose certain recurring transaction plans, your transactions are confirmed on your quarterly Investment Summaries.

Telephone Transactions. You may buy, exchange, and sell Fund shares by telephone, unless you specifically decline these privileges when you fill out the new account Application.

YOU CAN CONDUCT MOST TRANSACTIONS AND CHECK ON YOUR ACCOUNT THROUGH OUR TOLL-FREE TELEPHONE NUMBER. YOU MAY ALSO ACCESS PERSONAL ACCOUNT INFORMATION AT AIM’S WEBSITE AIMINVESTMENTS.COM	Unless you decline the telephone transaction privileges when you fill out and sign the new account Application, a Telephone Transaction Authorization Form, or use your telephone transaction privileges, you lose certain rights if someone gives fraudulent or unauthorized instructions to AIS that result in a loss to you. In general, if AIS has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, AIS is not liable for following telephone instructions that it believes to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

IRAs and Other Retirement Plans. Shares of any AIM mutual fund may be purchased for IRAs and many other types of tax-deferred retirement plans. Please call AIS for information and forms to establish or transfer your existing retirement plan or account.

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How To Sell Shares

The chart in this section shows several convenient ways to sell your Fund shares if you invest directly through AIS. If you invest in the Fund through a securities broker or any other third party, you may be charged a commission or transaction fee for sales of Fund shares. Shares of the Fund may be sold at any time at the next NAV calculated after your request to sell is received by AIS in proper form. Depending on Fund performance, the NAV at the time you sell your shares may be more or less than the price you paid to purchase your shares.

TO SELL SHARES AT THAT DAY’S CLOSING PRICE, YOU MUST CONTACT US BEFORE 4:00 P.M. EASTERN TIME.	If you own shares in more than one Fund, please specify the fund whose shares you wish to sell and specify the class of shares. Remember that any sale or exchange of shares in a non-retirement account will likely result in a taxable gain or loss.

While AIS attempts to process telephone redemptions promptly, there may be times — particularly in periods of severe economic or market disruption — when you may experience delays in redeeming shares by telephone.

AIS usually forwards the proceeds from the sale of fund shares within seven days after we receive your request to sell in proper form. However, payment may be postponed under unusual circumstances — for instance, if normal trading is not taking place on the NYSE, or during an emergency as defined by the Securities and Exchange Commission. If your Fund shares were purchased by a check which has not yet cleared, payment will be made promptly when your purchase check does clear; that can take up to twelve business days.

Although the AIM Funds generally intend to pay redemption proceeds solely in cash, the AIM Funds reserve the right to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

HOW TO REDEEM SHARES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. The following chart shows several ways to sell your Fund shares if you invest directly through AIS.

Through a Financial Consultant

Contact your financial consultant.

Redemption proceeds will be sent in accordance with the wire instructions specified in the account application provided to the transfer agent. The transfer agent must receive your financial intermediary’s call before the close of the customary trading session of the NYSE on the days the NYSE is open for business in order to effect the redemption at the day’s closing price.

By Telephone	A person who has been authorized in the account application to effect transactions may make redemptions by telephone. You must call the transfer agent before the close of the customary trading session of the NYSE on days the NYSE is open for business in order to effect the redemption at that day’s closing price.

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Taxes

TO AVOID BACKUP WITHHOLDING, BE SURE WE HAVE YOUR CORRECT SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER.

Everyone’s tax status is unique. We manage the Fund in an effort to provide maximum total return to all shareholders of the Fund. We generally focus on pre-tax results and ordinarily do not manage the Fund to minimize taxes. We may, nevertheless, take advantage of opportunities to mitigate taxes through management of capital gains and losses. We encourage you to consult your own tax adviser on the tax impact to you of investing directly or indirectly in the Fund.

The Fund customarily distributes to its shareholders substantially all of its net investment income, net capital gain and net gain from foreign currency transactions, if any. You receive a proportionate part of these distributions, depending on the percentage of the Fund’s shares that you own. These distributions are required under federal tax laws governing mutual funds. It is the intent of the Fund to distribute all investment company taxable income and net capital gain. As a result of this policy and the Fund’s qualification as a regulated investment company, it is anticipated that the Fund will not pay any federal income or excise taxes.

However, unless you are (or your account is) exempt from income taxes, you must include all dividends and capital gain distributions paid to you by the Fund in your taxable income for federal, state, and local income tax purposes. You also may realize capital gains or losses when you sell shares of the Fund at more or less than the price you originally paid. An exchange is treated as a sale, and is a taxable event. Dividends and other distributions usually are taxable whether you receive them in cash or automatically reinvest them in shares of the Fund or other AIM funds.

If you have not provided AIS with complete, correct tax information, the Fund is required by law to withhold from your distributions, and any money that you receive from the sale of shares of the Fund, backup withholding tax at the rate in effect on the date of the transaction.

Unless your account is held at a brokerage firm, we will provide you with detailed information every year about your dividends and capital gain distributions. Depending on the activity in your individual account, we may also be able to assist with cost basis figures for shares you sell.

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Dividends And Capital Gain Distributions

The Fund earns ordinary or investment income primarily from dividends and interest on its investments. The Fund expects to distribute substantially all of this investment income, less Fund expenses, to shareholders annually. The Fund can make distributions at other times, if it chooses to do so.

The Fund also realizes capital gains or losses when it sells securities in its portfolio for more or less than it had paid for them. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gain, if any, is distributed to shareholders at least annually, usually in December. Dividends and capital gain distributions are paid to you if you hold shares on the record date of the distribution regardless of how long you have held your shares.

NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS ARE DISTRIBUTED TO SHAREHOLDERS AT LEAST ANNUALLY. DISTRIBUTIONS ARE TAXABLE WHETHER REINVESTED IN ADDITIONAL SHARES OR PAID TO YOU IN CASH (EXCEPT FOR TAX-EXEMPT ACCOUNTS).

Under present federal income tax laws, capital gains may be taxable at different rates, depending on how long the Fund has held the underlying investment. Short-term capital gains which are derived from the sale of assets held one year or less are taxed as ordinary income. Long-term capital gains which are derived from the sale of assets held for more than one year are taxed at up to the maximum capital gains rate, currently 15% for individuals.

The Fund’s daily NAV reflects all ordinary income and realized capital gains that have not yet been distributed to shareholders. Therefore, the Fund’s NAV will drop by the amount of a distribution, net of market fluctuations, on the day the distribution is declared. If you buy shares of the Fund just before a distribution is declared, you may wind up “buying a distribution.” This means that if the Fund declares a dividend or capital gain distribution shortly after you buy, you will receive some of your investment back as a taxable distribution. Although purchasing your shares at the resulting higher NAV may mean a smaller capital gain or greater loss upon sale of the shares, most shareholders want to avoid the purchase of shares immediately before the distribution record date. However, keep in mind that your basis in the

Fund will be increased to the extent such distributions are reinvested in the Fund. If you sell your shares at a loss for tax purposes and then replace those shares with a substantially identical investment either thirty days before or after that sale, the transaction is usually considered a “wash sale” and you will not be able to claim a tax loss at the time of sale. Instead the loss will be deferred to a later date.

Dividends and capital gain distributions paid by the Fund are automatically reinvested in additional Fund shares at the NAV on the ex-distribution date, unless you choose to have them automatically reinvested in the same share class of another AIM Fund or paid to you by check or electronic funds transfer. If you choose to be paid by check, the minimum amount of the check must be at least $10; amounts less than that will be automatically reinvested. Dividends and other distributions, whether received in cash or reinvested in additional Fund shares, are generally subject to federal income tax.

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Institutional Class shares of the Fund and its predecessor, the Pell Rudman Mid-Cap Growth Portfolio (the “Pell Rudman Portfolio”) for the period of its operations. The Fund is the successor to the Pell Rudman Portfolio pursuant to a reorganization that took place on October 2, 2001. As a result of the reorganization, Pell Rudman shareholders received Institutional Class shares of the Fund. The financial information below is that of the Pell Rudman Portfolio through October 1, 2001, and the Institutional Class shares of AIM Mid Cap Stock Fund for the period May 1, 2003 through July 31, 2003 and the fiscal year ended July 31, 2004. Certain information reflects financial results for a single share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in an Institutional Class share of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the financial statements, is included in the Fund’s annual report. This report is available without charge by contacting AIM Investment Services, Inc. at the address or telephone number on the back cover of this Prospectus.

	Institutional Class
	Year ended July 31, 2004		Three Months ended July 31, 2003
					Year ended April 30,
					2003		2002	2001	2000
Net asset value, beginning of period	$14.04		$12.69		$14.94		$14.78	$19.03	$12.76
Income from investment operations:
Net investment income (loss)	(0.07)		(0.03	)(a)	(0.11	)(a)	(0.15)	(0.13)	(0.12)
Net gains (losses) on securities (both realized and unrealized)	1.61		1.38		(2.14)		0.31	(2.38)	6.41
Total from investment operations	1.54		1.35		(2.25)		0.16	(2.51)	6.29
Less distributions:
Distributions from net realized gains	—		—		—		—	(1.64)	(0.02)
Return of capital	—		—		—		—	(0.10)	—
Total distributions	—		—		—		—	(1.74)	(0.02)
Net asset value, end of period	$15.58		$14.04		$12.69		$14.94	$14.78	$19.03
Total return(b)	10.97%		10.64%		(15.06)%		1.08%	(13.60)%	49.49%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$2,922		$1,269		$1,111		$2,538	$19,742	$17,703
Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	1.30	%(c)	1.30	%(d)	1.30%		1.30%	1.30%	1.31%
Without fee waivers and expense reimbursements	2.91	%(c)	3.15	%(d)	3.35%		2.29%	1.88%	2.48%
Ratio of net investment income (loss) to average net assets	(0.89	)%(c)	(0.93	)%(d)	(0.83)%		(1.06)%	(0.90)%	(0.95)%
Portfolio turnover rate(e)	117%		23%		50%		23%	41%	42%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $1,461,913.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

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Obtaining Additional Information

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the Fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the Fund’s investments. The Fund’s annual report also discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Beginning with fiscal periods ending after July 9, 2004, the Fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this Fund, another fund in The AIM Family of Funds® or your account, or wish to obtain free copies of the

Fund’s current SAI or annual or semiannual reports, please contact us

You also can review and obtain copies of the Fund’s SAI, financial reports, the Fund’s Forms N-Q and other information at the SEC’s Public Reference Room in Washington, D.C.; on the EDGAR database on the SEC’s internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC’s Public Reference Room, Washington, D.C. 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

AIM Mid Cap Stock Fund

SEC 1940 Act file number: 811-1474

By Mail:	AIM Investment Services, Inc. P. O. Box 4739 Houston, TX 77210-4739

By Telephone:	(800) 659-1005

On the Internet:	You can send us a request by e-mail or download prospectuses, annual or semiannual reports via our website: http://www.aiminvestments.com

The Fund’s most recent portfolio holdings, as filed on Form N-Q, are also available at www.aiminvestments.com.

AIMinvestments.com	I-MCS-PRO-2

STATEMENT OF ADDITIONAL INFORMATION

AIM STOCK FUNDS

AIM Mid Cap Stock Fund- Investor Class, Institutional Class, Class A, B, C, and K

Address:	Mailing Address:

11 Greenway Plaza	P.O. Box 4739
Suite 100	Houston, TX 77210-4739
Houston, TX 77046

Telephone:

In continental U.S., 1-800-959-4246

November 19, 2004

A Prospectus for the Institutional Class shares of AIM Mid Cap Stock Fund and a Prospectus for the Investor Class, Class A, B, C, and K shares of AIM Mid Cap Stock Fund, each dated November 19, 2004, provide the basic information you should know before investing in the Fund. This Statement of Additional Information (“SAI”) is incorporated by reference into the Fund’s Prospectuses; in other words, this SAI is legally part of the Fund’s Prospectuses. Although this SAI is not a prospectus, it contains information in addition to that set forth in the Prospectuses. It is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectuses.

You may obtain, without charge, the current Prospectuses, SAI, and annual and semiannual reports of the Fund by writing to AIM Investment Services, Inc. (“AIS”), P.O. Box 4739, Houston, Texas 77210-4739, or by calling 1-800-959-4246. The Prospectus, annual report, and semiannual report of the Investor Class, Class A, B, C, and K shares of the Fund is also available through AIM’s website at www.aiminvestments.com.

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GENERAL INFORMATION ABOUT THE TRUST

AIM Stock Funds (the “Trust”) was organized as a Delaware statutory trust on July 29, 2003. Pursuant to shareholder approval obtained at a shareholder meeting held on October 21, 2003, each series of AIM Stock Funds, Inc. (the “Company”) (formerly, INVESCO Stock Funds, Inc.) was redomesticated as a new series of the Trust on November 25, 2003. The Company was incorporated under the laws of Maryland as INVESCO Dynamics Fund, Inc. on April 2, 1993. On June 26, 1997, the Company changed its name to INVESCO Capital Appreciation Funds, Inc. On August 28, 1998, the Company changed its name to INVESCO Equity Funds, Inc. On October 29, 1998, the Company changed its name to INVESCO Stock Funds, Inc. On November 30, 2002, the Company assumed all of the assets and liabilities of AIM Mid Cap Stock Fund, a series of INVESCO Counselor Series Funds, Inc. On October 1, 2003, the Company changed its name to AIM Stock Funds, Inc. On October 15, 2004, INVESCO Mid-Cap Growth Fund changed its name to AIM Mid Cap Stock Fund.

The Trust is an open-end diversified management investment company currently consisting of four portfolios of investments, one of which, AIM Mid Cap Stock Fund - Investor Class, Institutional Class, Class A, Class B, Class C, and Class K shares (the “Fund”), is included in this SAI. The remaining Funds, AIM Dynamics Fund - Investor Class, Institutional Class, and Class A, B, C, and K shares, AIM Small Company Growth Fund - Investor Class, Class A, B, C, and K shares, and AIM S&P 500 Index Fund - Investor Class and Institutional Class are included in a separate SAI. This SAI pertains only to Mid Cap Stock Fund. Additional funds and classes may be offered in the future.

“Open-end” means that the Fund may issue an indefinite number of shares which are continuously offered and which may be redeemed at net asset value per share (“NAV”). A “management” investment company actively buys and sells securities for the portfolio of the Fund at the direction of a professional manager. Open-end management investment companies (or one or more series of such companies, such as the Fund) are commonly referred to as mutual funds.

Shares of Beneficial Interest

The Trust is authorized to issue an unlimited number of shares of beneficial interest of each class of shares of each Fund.

Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge or redemption fee) at the option of the shareholder or at the option of the Trust in certain circumstances.

A share of each class of a Fund represents an identical interest in that Fund’s investment portfolio and has the same rights, privileges, and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, conversion features, if any, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the Funds will affect the performance of those classes. Each share of a Fund is entitled to participate equally in dividends for that class, other distributions and the proceeds of any liquidation of a class of that Fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Institutional Class, Investor Class, Class A, B, C, and K shares will differ. All shares of a Fund will be voted together, except that only the shareholders of a particular class of a Fund may vote on matters exclusively affecting that class, such as the terms of a Rule 12b-1 Plan as it relates to the class. All shares issued and outstanding are, and all shares offered hereby when issued will be, fully paid and nonassessable. The Board of Trustees of the Trust (the “Board”) has the authority to designate additional classes of beneficial interest without seeking the approval of shareholders.

Because Class B shares automatically convert to Class A shares at month-end eight years after the date of purchase, the Funds’ distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 as amended, (the “1940 Act”) requires that Class B shareholders must also approve any material increase in distribution fees submitted to Class A shareholders of that Fund. A pro rata portion of shares from reinvested dividends and distributions convert along with the Class B shares.

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Shares have no preemptive rights and are freely transferable on the books of each Fund.

All shares of the Trust have equal voting rights based on one vote for each share owned. The Trust is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Trust or as may be required by applicable law or the Trust’s Agreement and Declaration of Trust, the Board will call special meetings of shareholders.

Trustees may be removed by action of the holders of a majority of the outstanding shares of the Trust. The Funds will assist shareholders in communicating with other shareholders as required by the 1940 Act.

Fund shares have noncumulative voting rights, which means that the holders of a majority of the shares of the Trust voting for the election of trustees of the Trust can elect 100% of the trustees if they choose to do so. If that occurs, the holders of the remaining shares voting for the election of trustees will not be able to elect any person or persons to the Board.

Share Certificates. Shareholders of the Fund do not have the right to demand or require the Trust to issue share certificates.

INVESTMENTS, POLICIES AND RISKS

The principal investments and policies of the Fund are discussed in the Prospectuses of the Fund. The Fund also may invest in the following securities and engage in the following practices.

ADRs and EDRs — American Depositary Receipts, or ADRs, are receipts typically issued by U.S. banks. ADRs are receipts for the shares of foreign corporations that are held by the bank issuing the receipt. An ADR entitles its holder to all dividends and capital gains on the underlying foreign securities, less any fees paid to the bank. Purchasing ADRs gives the Fund the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so. ADRs are bought and sold in U.S. dollars, not foreign currencies. An ADR that is “sponsored” means that the foreign corporation whose shares are represented by the ADR is actively involved in the issuance of the ADR, and generally provides material information about the corporation to the U.S. market. An “unsponsored” ADR program means that the foreign corporation whose shares are held by the bank is not obligated to disclose material information in the United States, and, therefore, the market value of the ADR may not reflect important facts known only to the foreign company. Since they mirror their underlying foreign securities, ADRs generally have the same risks as investing directly in the underlying foreign securities. European Depositary Receipts, or EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.

Borrowings - The Fund may borrow money from banks (including the Fund’s custodian bank), subject to the limitations under the 1940 Act. The Fund will limit borrowings and reverse repurchase agreements to an aggregate of 33 1/3% of the Fund’s total assets at the time of the transaction.

Certificates of Deposit in Foreign Banks and U.S. Branches of Foreign Banks — The Fund may maintain time deposits in and invest in U.S. dollar denominated certificates of deposit (“CDs”) issued by foreign banks and U.S. branches of foreign banks. The Fund limits investments in foreign bank obligations to U.S. dollar denominated obligations of foreign banks which have more than $10 billion in assets, have branches or agencies in the U.S., and meet other criteria established by the Board. Investments in foreign securities involve special considerations. There is generally less publicly available information about foreign issuers since many foreign countries do not have the same disclosure and reporting requirements as are imposed by the U.S. securities laws. Moreover, foreign issuers are generally not bound by uniform accounting and auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Such investments may also entail the risks of possible imposition of dividend withholding or confiscatory taxes, possible currency blockage or transfer restrictions, expropriation, nationalization, or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries.

The Fund may also invest in bankers’ acceptances, time deposits and certificates of deposit of U.S. branches of foreign banks and foreign branches of U.S. banks. Investments in instruments of U.S. branches of foreign banks will be made only with branches that are subject to the same regulations as

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U.S. banks. Investments in instruments issued by a foreign branch of a U.S. bank will be made only if the investment risk associated with such investment is the same as that involving an investment in instruments issued by the U.S. parent, with the U.S. parent unconditionally liable in the event that the foreign branch fails to pay on the investment for any reason.

Commercial Paper — Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation’s assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the commercial paper’s creditworthiness. The issuer is directly responsible for payment but the bank “guarantees” that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. The Fund’s investment advisor, AIM Advisors, Inc. (“AIM” or the “Advisor”), will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either in an interest-bearing form or on a discounted basis, with maturities not exceeding 270 days.

Debt Securities — Debt securities include bonds, notes and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which the Fund has invested. A decline in interest rates tends to increase the market values of debt securities in which the Fund has invested.

Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s, Inc. (“S&P”) ratings provide a useful guide to the credit risk of many debt securities. The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated debt securities tend to offer higher interest rates. The Fund may invest up to 25% of its portfolio in lower-rated debt securities, which are often referred to as “junk bonds.” Increasing the amount of Fund assets invested in unrated or lower-grade straight debt securities may increase the yield produced by the Fund’s debt securities but will also increase the credit risk of those securities. A debt security is considered lower-grade if it is rated Ba or less by Moody’s or BB or less by S&P. Lower-rated and non-rated debt securities of comparable quality are subject to wider fluctuations in yields and market values than higher-rated debt securities and may be considered speculative. Although the Fund may invest in debt securities assigned lower grade ratings by S&P or Moody’s at the time of purchase, the Fund is not permitted to invest in bonds that are in default or are rated CCC or below by S&P or Caa or below by Moody’s or, if unrated, are judged by the Advisor to be of equivalent quality. Debt securities rated lower than B by either S&P or Moody’s are usually considered to be speculative. At the time of purchase, the Advisor will limit Fund investments to debt securities which the Advisor believes are not highly speculative and which are rated at least B by S&P and Moody’s.

A significant economic downturn or increase in interest rates may cause issuers of debt securities to experience increased financial problems which could adversely affect their ability to pay principal and interest obligations, to meet projected business goals, and to obtain additional financing. These conditions more severely impact issuers of lower-rated debt securities. The market for lower-rated straight debt securities may not be as liquid as the market for higher-rated straight debt securities. Therefore, AIM attempts to limit purchases of lower-rated securities to securities having an established secondary market.

Debt securities rated Caa by Moody’s may be in default or may present risks of non-payment of principal or interest. Lower-rated securities by S&P (categories BB and B) include those which are predominantly speculative because of the issuer’s perceived capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are usually outweighed by large uncertainties or major risk exposures to adverse conditions.

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The Fund expects that most emerging country debt securities in which it may invest will not be rated by U.S. rating services. Although bonds in the lowest investment grade debt category (those rated BBB by S&P, Baa by Moody’s or the equivalent) are regarded as having adequate capability to pay principal and interest, they have speculative characteristics. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-rated bonds. Lower-rated bonds by Moody’s (categories Ba, B or Caa) are of poorer quality and also have speculative characteristics. Bonds rated Caa may be in default or there may be present elements of danger with respect to principal or interest. Lower-rated bonds by S&P (categories BB, B, or CCC) include those that are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds having equivalent ratings from other ratings services will have characteristics similar to those of the corresponding S&P and Moody’s ratings. For a specific description of S&P and Moody’s corporate bond rating categories, please refer to Appendix A.

The Fund may invest in zero coupon bonds and step-up bonds. Zero coupon bonds do not make regular interest payments. Zero coupon bonds are sold at a discount from face value. Principal and accrued discount (representing interest earned but not paid) are paid at maturity in the amount of the face value. Step-up bonds initially make no (or low) cash interest payments but begin paying interest (or a higher rate of interest) at a fixed time after issuance of the bond. The market values of zero coupon and step-up bonds generally fluctuate more in response to changes in interest rates than interest-paying securities of comparable term and quality. The Fund may be required to distribute income recognized on these bonds, even though no cash may be paid to the Fund until the maturity or call date of a bond, in order for the Fund to maintain its qualification as a regulated investment company. These required distributions could reduce the amount of cash available for investment by the Fund.

Domestic Bank Obligations — U.S. banks (including their foreign branches) issue CDs and bankers’ acceptances which may be purchased by the Fund if an issuing bank has total assets in excess of $5 billion and the bank otherwise meets the Fund’s credit rating requirements. CDs are issued against deposits in a commercial bank for a specified period and rate and are normally negotiable. Eurodollar CDs are certificates issued by a foreign branch (usually London) of a U.S. domestic bank, and, as such, the credit is deemed to be that of the domestic bank. Bankers’ acceptances are short-term credit instruments evidencing the promise of the bank (by virtue of the bank’s “acceptance”) to pay at maturity a draft which has been drawn on it by a customer (the “drawer”). Bankers’ acceptances are used to finance the import, export, transfer, or storage of goods and reflect the obligation of both the bank and the drawer to pay the face amount. Both types of securities are subject to the ability of the issuing bank to meet its obligations, and are subject to risks common to all debt securities. In addition, Eurodollar CDs and banker’s acceptances may be subject to foreign currency risk and certain other risks of investment in foreign securities.

Equity Securities — The Fund may invest in common, preferred, and convertible preferred stocks, and securities whose values are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common stocks and preferred stocks represent equity ownership in a corporation. Owners of stock, such as the Fund, share in a corporation’s earnings through dividends which may be declared by the corporation, although the receipt of dividends is not the principal benefit that the Fund seeks when it invests in stocks and similar instruments.

Instead, the Fund seeks to invest in stocks that will increase in market value and may be sold for more than the Fund paid to buy them. Market value is based upon constantly changing investor perceptions of what a Trust is worth compared to other companies. Although dividends are a factor in the changing market value of stocks, many companies do not pay dividends, or pay comparatively small dividends. The principal risk of investing in equity securities is that their market values fluctuate constantly, often due to factors entirely outside the control of the Fund or the Trust issuing the stock. At any given time, the market value of an equity security may be significantly higher or lower than the amount paid by the Fund to acquire it.

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Owners of preferred stocks are entitled to dividends payable from the corporation’s earnings, which in some cases may be “cumulative” if prior dividends on the preferred stock have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have a priority on the distribution of assets in the event of the corporation’s liquidation. Preferred stocks may be “participating,” which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The holders of a Trust’s debt securities generally are entitled to be paid by the Trust before it pays anything to its stockholders.

Rights and warrants are securities which entitle the holder to purchase the securities of a Trust (usually, its common stock) at a specified price during a specified time period. The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer.

The Fund also may purchase convertible securities including convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

A convertible security has an “investment value” which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. It also has a “conversion value,” which is the market value the convertible security would have if it were exchanged for the underlying equity security. Convertible securities may be purchased at varying price levels above or below their investment values or conversion values.

Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security. However, if the conversion value is substantially below the investment value, the market value of the convertible security is governed principally by its investment value. If the conversion value is near or above the investment value, the market value of the convertible security generally will rise above the investment value. In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security’s right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

Technology Companies. Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the markets as a whole. If the portfolio manager allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s overall performance will be more susceptible to any economic, business, or other developments which generally affect that sector.

Eurobonds and Yankee Bonds — Bonds issued by foreign branches of U.S. banks (“Eurobonds”) and bonds issued by a U.S. branch of a foreign bank and sold in the United States (“Yankee bonds”). These bonds are bought and sold in U.S. dollars, but generally carry with them the same risks as investing in foreign securities.

Foreign Securities — Investments in the securities of foreign companies, or companies that have their principal business activities outside the United States, involve certain risks not associated with investments in U.S. companies. Non-U.S. companies generally are not subject to the same uniform accounting, auditing, and financial reporting standards that apply to U.S. companies. Therefore, financial

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information about foreign companies may be incomplete, or may not be comparable to the information available on U.S. companies. There may also be less publicly available information about a foreign company.

Although the volume of trading in foreign securities markets is growing, securities of many non-U.S. companies may be less liquid and have greater swings in price than securities of comparable U.S. companies. The costs of buying and selling securities on foreign securities exchanges are generally significantly higher than similar costs in the United States. There is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. Investments in non-U.S. securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, confiscatory taxation, and imposition of withholding taxes on dividends or interest payments. If it becomes necessary, it may be more difficult for the Fund to obtain or to enforce a judgment against a foreign issuer than against a domestic issuer.

Securities traded on foreign markets are usually bought and sold in local currencies, not in U.S. dollars. Therefore, the market value of foreign securities acquired by the Fund can be affected — favorably or unfavorably — by changes in currency rates and exchange control regulations. Costs are incurred in converting money from one currency to another. Foreign currency exchange rates are determined by supply and demand on the foreign exchange markets. Foreign exchange markets are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation, and other factors, all of which are outside the control of the Fund. Generally, the Fund’s foreign currency exchange transactions will be conducted on a cash or “spot” basis at the spot rate for purchasing or selling currency in the foreign currency exchange markets.

Futures, Options, and Other Financial Instruments

General. AIM may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Fund’s investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). These financial instruments include options, futures contracts (sometimes referred to as “futures”), forward contracts, swaps, caps, floors, and collars (collectively, “Financial Instruments”). The policies in this section do not apply to other types of instruments sometimes referred to as derivatives, such as indexed securities, mortgage-backed and other asset-backed securities, and stripped interest and principal of debt.

Hedging strategies can be broadly categorized as “short” hedges and “long” or “anticipatory” hedges. A short hedge involves the use of a Financial Instrument in order to partially or fully offset potential variations in the value of one or more investments held in the Fund’s portfolio. A long or anticipatory hedge involves the use of a Financial Instrument in order to partially or fully offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. In an anticipatory hedge transaction, the Fund does not already own a corresponding security. Rather, the hedge relates to a security or type of security that the Fund intends to acquire. If the Fund does not eliminate the hedge by purchasing the security as anticipated, the effect on the Fund’s portfolio is the same as if a long position were entered into. Financial Instruments may also be used, in certain circumstances, for investment (e.g., as a substitute for investing in securities).

Financial Instruments on individual securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund already owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge all or a portion of a portfolio against price movements of the securities within a market sector in which the Fund has invested or expects to invest.

The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission (“SEC”), the several exchanges upon which they are traded, and the Commodity Futures Trading Commission (“CFTC”). In addition, the Fund’s ability to use Financial Instruments will be limited by tax considerations. See “Tax Consequences of Owning Shares of the Fund.”

In addition to the instruments and strategies described below, AIM may use other similar or related techniques to the extent that they are consistent with the Fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. The Fund’s Prospectuses or SAI will be supplemented to the extent that new products or techniques become employed involving materially different risks than those described below or in the Prospectuses.

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Special Risks. Financial Instruments and their use involve special considerations and risks, certain of which are described below.

(1) Financial Instruments may increase the volatility of the Fund. If AIM employs a Financial Instrument that correlates imperfectly with the Fund’s investments, a loss could result, regardless of whether or not the intent was to manage risk. In addition, these techniques could result in a loss if there is not a liquid market to close out a position that the Fund has entered.

(2) There might be imperfect correlation between price movements of a Financial Instrument and price movement of the investment(s) being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment(s), the hedge would not be fully successful. This might be caused by certain kinds of trading activity that distort the normal price relationship between the security being hedged and the Financial Instrument. Similarly, the effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

The Fund is authorized to use options and futures contracts related to securities with issuers, maturities or other characteristics different from the securities in which they typically invest. This involves a risk that the options or futures position will not track the performance of the Fund’s portfolio investments.

The direction of options and futures price movements can also diverge from the direction of the movements of the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may take positions in options and futures contracts with a greater or lesser face value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.

(3) If successful, the above-discussed hedging strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements of portfolio securities. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because AIM projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase would likely be wholly or partially offset by a decline in the value of the short position in the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.

(4) The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the degree of liquidity of the market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

(5) As described below, the Fund is required to maintain assets as “cover,” maintain segregated accounts or make margin payments when they take positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the Fund is unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or segregated accounts or make such payments until the position expired. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

Cover. Positions in Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transaction unless it owns (1) an

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offsetting (“covered”) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid assets as segregated in the prescribed amount as determined daily.

Assets used as cover or held as segregated cannot be sold while the position in the corresponding Financial Instrument is open unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover or to hold as segregated could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options. The Fund may engage in certain strategies involving options to attempt to manage the risk of its investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). A call option gives the purchaser the right to buy, and obligates the writer to sell the underlying investment at the agreed-upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy the underlying investment at the agreed-upon exercise price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. See “Options on Indexes” below with regard to cash settlement of option contracts on index values.

The purchase of call options can serve as a hedge against a price rise of the underlying security and the purchase of put options can serve as a hedge against a price decline of the underlying security. Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value.

Writing put options can serve as a limited long or anticipatory hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions. Options that expire unexercised have no value.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option, which is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option, which is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities. Options embody the possibility of large amounts of exposure, which will result in the Fund’s net asset value being more sensitive to changes in the value of the related investment. The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit from the transaction.

The Fund’s ability to establish and close out positions in options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a

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transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to the option’s expiration. If the Fund is not able to enter into an offsetting closing transaction on an option it has written, it will be required to maintain the securities subject to the call or the liquid assets underlying the put until a closing purchase transaction can be entered into or the option expires. However, there can be no assurance that such a market will exist at any particular time.

If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and changes in value depend on changes in the index in question. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, upon exercise of the call, the purchaser will receive from the Fund an amount of cash equal to the positive difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put to deliver to the Fund an amount of cash equal to the positive difference between the exercise price of the put and the closing price of the index times the multiplier. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the positive difference between the exercise price of the put and the closing level of the index times the multiplier.

The risks of purchasing and selling options on indexes may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot fulfill its potential settlement obligations by delivering the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level. As with other kinds of options, the Fund as the call writer will not learn what it has been assigned until the next business day. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because in that case the writer’s obligation is to deliver the underlying security, not to pay its value as of a moment in the past. In contrast, the writer of an index call will be required to pay cash in an amount based on the difference between the closing index value on the exercise date and the exercise price. By the time the Fund learns what it has been assigned, the index may have declined. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure.

If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund nevertheless will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded.

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Generally, OTC foreign currency options used by the Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. When the Fund purchases or sells a futures contract, it incurs an obligation respectively to take or make delivery of a specified amount of the obligation underlying the contract at a specified time and price. When the Fund writes an option on a futures contract, it becomes obligated to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If the Fund writes a call, on exercise it assumes a short futures position. If it writes a put, on exercise it assumes a long futures position.

The purchase of futures or call options on futures can serve as a long or an anticipatory hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long or anticipatory hedge.

In addition, futures strategies can be used to manage the “duration” (a measure of anticipated sensitivity to changes in interest rates, which is sometimes related to the weighted average maturity of a portfolio) and associated interest rate risk of the Fund’s fixed-income portfolio. If AIM wishes to shorten the duration of the Fund’s fixed-income portfolio (i.e., reduce anticipated sensitivity), the Fund may sell an appropriate debt futures contract or a call option thereon, or purchase a put option on that futures contract. If AIM wishes to lengthen the duration of the Fund’s fixed-income portfolio (i.e., increase anticipated sensitivity), the Fund may buy an appropriate debt futures contract or a call option thereon, or sell a put option thereon.

At the inception of a futures contract, the Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Initial margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures or written option position varies, a process known as “marking-to-market.” Unlike margin in securities transactions, initial margin on futures contracts and written options on futures contracts does not represent a borrowing on margin, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required to increase the level of initial margin deposits. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities in order to do so at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. However, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to continue to maintain the position being hedged by the futures contract or option or to continue to maintain cash or securities in a segregated account.

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To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund’s assets that are at risk in futures contracts, options on futures contracts and currency options.

Risks of Futures Contracts and Options Thereon. The ordinary spreads at a given time between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Due to the possibility of distortion, a hedge may not be successful. Although stock index futures contracts do not require physical delivery, under extraordinary market conditions, liquidity of such futures contracts also could be reduced. Additionally, AIM may be incorrect in its expectations as to the extent of various interest rates, currency exchange rates or stock market movements or the time span within which the movements take place.

Index Futures. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of a hedge increases as the composition of the Fund’s portfolio diverges from the index. The price of the index futures may move proportionately more than or less than the price of the securities being hedged. If the price of the index futures moves proportionately less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective. Assuming the price of the securities being hedged has moved in an unfavorable direction, as anticipated when the hedge was put into place, the Fund would be in a better position than if it had not hedged at all, but not as good as if the price of the index futures moved in full proportion to that of the hedged securities. However, if the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by movement of the price of the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge.

Where index futures are purchased in an anticipatory hedge, it is possible that the market may decline instead. If the Fund then decides not to invest in the securities at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Foreign Currency Hedging Strategies—Special Considerations. The Fund may use options and futures contracts on foreign currencies, as mentioned previously, and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund’s securities are denominated or, in certain circumstances, for investment (e.g., as a substitute for investing in securities denominated in foreign currency). Currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated.

The Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction may be increased when this strategy is used.

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The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, the Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes, and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts and Foreign Currency Deposits. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered. Forward currency contracts are negotiated directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long or anticipatory hedges. For example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contracts may also serve as short hedges. For example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

The Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund’s existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Fund may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the advisor anticipates that there will be a positive correlation between the two currencies.

The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or

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purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to segregate cash or liquid assets.

The precise matching of forward currency contract amounts and the value of the securities, dividends or interest payments involved generally will not be possible because the value of such securities, dividends or interest payments, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Forward currency contracts may substantially change the Fund’s investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the advisor anticipates. There is no assurance that AIM’s use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time.

The Fund may also purchase and sell foreign currency and invest in foreign currency deposits. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

Combined Positions. The Fund may purchase and write options or futures in combination with each other, or in combination with futures or forward currency contracts, to manage the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs.

Turnover. The Fund’s options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Fund may also cause the sale of related investments, increasing turnover. Although such exercise is within the Fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors, and Collars. The Fund is authorized to enter into swaps, caps, floors, and collars. Swaps involve the exchange by one party with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of a cap or a floor entitles the purchaser, to the extent that a specified index exceeds in the case of a cap, or falls below in the case of a floor, a predetermined value, to receive payments on a notional principal amount from the party selling such instrument. A collar combines elements of buying a cap and selling a floor.

HOLDRs — Holding Trust Depositary Receipts, or HOLDRs, are trust-issued receipts that represent the Fund’s beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, the Fund’s investment will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

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Illiquid Securities — Securities which do not trade on stock exchanges or in the over-the-counter market, or have restrictions on when and how they may be sold, are generally considered to be “illiquid.” An illiquid security is one that the Fund may have difficulty — or may even be legally precluded from — selling at any particular time. The Fund may invest in illiquid securities, including restricted securities and other investments which are not readily marketable. The Fund will not purchase any such security if the purchase would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of this restriction.

The principal risk of investing in illiquid securities is that the Fund may be unable to dispose of them at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Fund might have to bear the expense and incur the delays associated with registering the security with the SEC, and otherwise obtaining listing on a securities exchange or in the over-the- counter market.

Initial Public Offerings (“IPOs”) — The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on the Fund for as long as it has a small asset base. The impact of IPOs on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s total returns. IPOs may not be consistently available to the Fund for investment, particularly as the Fund’s asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving business and may be vulnerable to competition and changes in technology, markets, and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Interfund Borrowing and Lending Program — Pursuant to an exemptive order issued by the SEC dated December 21, 1999, the Fund may lend money to, and borrow money for temporary purposes from other funds advised by AIM (the “AIM Funds”). The Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day’s notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.

Investment Company Securities — To manage its daily cash positions, the Fund may invest in securities issued by other investment companies, including investment companies advised by AIM and its affiliates (pursuant to an exemptive order dated June 9, 1999), that invest in short-term debt securities and seek to maintain a net asset value of $1.00 per share (“money market funds”). The Fund also may invest in Exchange-Traded Funds (“ETFs”). ETFs are investment companies that are registered under the 1940 Act as open-end funds or Unit Investment Trusts (“UITs”). ETFs are based on specific domestic and foreign indices. ETFs shares are sold and redeemed at the net asset value only in large blocks. In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. The 1940 Act limits investments in securities of other investment companies. These limitations include, among others, that, subject to certain exceptions, no more than 10% of the Fund’s total assets may be invested in

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securities of other investment companies, no more than 5% of its total assets may be invested in the securities of any one investment company, and the Fund may not own more than 3% of the outstanding shares of any investment company. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Mortgage-Backed Securities — Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers, and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. AIM will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Government National Mortgage Association (GNMA). GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly-owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund’s shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

Federal National Mortgage Association (FNMA). FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban Development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

Federal Home Loan Mortgage Corporation (FHLMC). FHLMC is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions, and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers, and Other Secondary Market Issuers. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

Risks of Mortgage-Backed Securities. Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal

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are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social, and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

Other Asset-Backed Securities. These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool in a timely fashion (“liquidity protection”). In addition, asset-backed securities may include insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Collateralized Mortgage Obligations (CMOs). CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

A Real Estate Mortgage Investment Conduit (“REMIC”) is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended and is an investment in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a “tranche,” is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest

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(“interest only” or “IO” class) while the other class will receive the entire principal (“principal only” or “PO class”). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

Real Estate Investment Trusts — To the extent consistent with its investment objectives and policies, the Fund may invest in securities issued by real estate investment trusts (“REITs”). Such investments will not exceed 25% of the total assets of the Fund.

REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

To the extent that the Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. The Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

In addition to the risks described above, REITs may be affected by any changes in the value of the underlying property in their portfolios. REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by the Fund. By investing in REITs indirectly through the Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Repurchase Agreements — The Fund may enter into repurchase agreements (“REPOs”), on debt securities that the Fund is allowed to hold in its portfolio. This is a way to invest money for short periods. A REPO is an agreement under which the Fund acquires a debt security and then resells it to the seller at an agreed-upon price and date (normally, the next business day). The repurchase price represents an interest rate effective for the short period the debt security is held by the Fund, and is unrelated to the interest rate on the underlying debt security. A repurchase agreement is often considered as a loan collateralized by securities. The collateral securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement. The collateral securities are held by the Fund’s custodian bank until the repurchase agreement is completed.

The Fund may enter into repurchase agreements with financial institutions that are creditworthy under standards established by AIM. AIM must use these standards to review the creditworthiness of any financial institution that is party to a REPO. REPOs maturing in more than seven days are considered illiquid securities. The Fund will not enter into repurchase agreements maturing in more than seven days if as a result more than 15% of the Fund’s net assets would be invested in these repurchase agreements and other illiquid securities.

As noted above, the Fund uses REPOs as a means of investing cash for short periods of time. Although REPOs are considered to be highly liquid and comparatively low-risk, the use of REPOs does involve some risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss on the sale of the collateral security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

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Rule 144A Securities — Securities that can be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). In recent years, a large institutional market has developed for many Rule 144A Securities. Institutional investors generally cannot sell these securities to the general public but instead will often depend on an efficient institutional market in which Rule 144A Securities can readily be resold to other institutional investors, or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions does not necessarily mean that a Rule 144A Security is illiquid. Institutional markets for Rule 144A Securities may provide both reliable market values for Rule 144A Securities and enable the Fund to sell a Rule 144A investment when appropriate. For this reason, the Board has concluded that if a sufficient institutional trading market exists for a given Rule 144A security, it may be considered “liquid,” and not subject to the Fund’s limitations on investment in restricted securities. The Board has given AIM the day-to-day authority to determine the liquidity of Rule 144A Securities, according to guidelines approved by the Board. The principal risk of investing in Rule 144A Securities is that there may be an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A Security held by the Fund, and the Fund might be unable to dispose of such security promptly or at reasonable prices.

Securities Lending — The Fund may from time to time loan securities from its portfolio to brokers, dealers, and financial institutions to earn income or generate cash for liquidity. When the Fund lends securities it will receive collateral in cash or U.S. Treasury obligations which will be maintained, and with regard to cash, invested, at all times in an amount equal to at least 100% of the current market value of the loaned securities. All such loans will be made according to the guidelines of the SEC and the Board. The Fund may at any time call such loans to obtain the securities loaned. If the borrower of the securities should default on its obligation to return the securities borrowed, the value of the collateral may be insufficient to permit the Fund to reestablish its position by making a comparable investment due to changes in market conditions or the Fund may be unable to exercise certain ownership rights. The Fund will be entitled to earn interest paid upon investment of the cash collateral or to the payment of a premium or fee for the loan. The Fund may pay reasonable fees in connection with such loans, including payments to the borrower and to one or more securities lending agents (each an “Agent”).

AIM provides the following services in connection with the securities lending activities of the Fund: (a) oversees participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assists the Agent in determining which securities are available for loan; (c) monitors the Agent’s loan activities to ensure that securities loans are effected in accordance with AIM’s instructions and with procedures adopted by the Board; (d) prepares appropriate periodic reports for, and seeks appropriate approvals from, the Board with respect to securities lending activities; (e) responds to Agent inquiries; and (f) performs such other duties as necessary.

The Fund relies on an exemptive order from the SEC allowing it to invest uninvested cash balances and cash collateral received in connection with securities lending in money market funds that have AIM or an affiliate of AIM as an investment advisor.

Short Sales — The Fund may sell a security short and borrow the same security from a broker or other institution to complete the sale. The Fund will lose money on a short sale transaction if the price of the borrowed security increases between the date of the short sale and the date on which the Fund closes the short position by purchasing the security; conversely, the Fund may realize a gain if the price of the borrowed security declines between those dates.

There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that the Fund is short the security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the security needed to close out the short position.

In short sale transactions, the Fund’s gain is limited to the price at which it sold the security short; its loss is limited only by the maximum price it must pay to acquire the security less the price at which the security

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was sold. In theory, losses from short sales may be unlimited. Until a security that is sold short is acquired by the Fund, the Fund must pay the lender any dividends that accrue during the loan period. In order to borrow the security, the Fund usually is required to pay compensation to the lender. Short sales also cause the Fund to incur brokerage fees and other transaction costs. Therefore, the amount of any gain the Fund may receive from a short sale transaction is decreased - and the amount of any loss increased - by the amount of compensation to the lender, dividends and expenses the Fund may be required to pay.

Until the Fund replaces a borrowed security, it must segregate liquid securities or other collateral with a broker or other custodian in an amount equal to the current market value of the security sold short. The Fund expects to receive interest on the collateral it deposits. The use of short sales may result in the Fund realizing more short-term capital gains than it would if the Fund did not engage in short sales.

The Fund may sell short against the box.

Sovereign Debt — In certain emerging countries, the central government and its agencies are the largest debtors to local and foreign banks and others. Sovereign debt involves the risk that the government, as a result of political considerations or cash flow difficulties, may fail to make scheduled payments of interest or principal and may require holders to participate in rescheduling of payments or even to make additional loans. If an emerging country government defaults on its sovereign debt, there is likely to be no legal proceeding under which the debt may be ordered repaid, in whole or in part. The ability or willingness of a foreign sovereign debtor to make payments of principal and interest in a timely manner may be influenced by, among other factors, its cash flow, the magnitude of its foreign reserves, the availability of foreign exchanges on the payment date, the debt service burden to the economy as a whole, the debtor’s then current relationship with the International Monetary Fund and its then-current political constraints. Some of the emerging countries issuing such instruments have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance government programs, and may have other adverse social, political, and economic consequences, including effects on the willingness of such countries to service their sovereign debt. An emerging country government’s willingness and ability to make timely payments on its sovereign debt also are likely to be heavily affected by the country’s balance of trade and its access to trade and other international credits. If a country’s exports are concentrated in a few commodities, such country would be more significantly exposed to a decline in the international prices of one or more of such commodities. A rise in protectionism on the part of its trading partners, or unwillingness by such partners to make payment for goods in hard currency, could also adversely affect the country’s ability to export its products and repay its debts. Sovereign debtors may also be dependent on expected receipts from such agencies and others abroad to reduce principal and interest arrearages on their debt. However, failure by the sovereign debtor or other entity to implement economic reforms negotiated with multilateral agencies or others, to achieve specified levels of economic performance, or to make other debt payments when due, may cause third parties to terminate their commitments to provide funds to the sovereign debtor, which may further impair such debtor’s willingness or ability to service its debts.

The Fund may invest in debt securities issued under the “Brady Plan” in connection with restructurings in emerging country debt markets or earlier loans. These securities, often referred to as “Brady Bonds,” are, in some cases, denominated in U.S. dollars and collateralized as to principal by U.S. Treasury zero coupon bonds having the same maturity. At least one year’s interest payments, on a rolling basis, are collateralized by cash or other investments. Brady Bonds are actively traded on an over-the-counter basis in the secondary market for emerging country debt securities. Brady Bonds are lower-rated bonds and may be highly volatile.

Unseasoned Issuers - The Fund may purchase securities in unseasoned issuers. Securities in such issuers may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

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U.S. Government Securities — The Fund may, from time to time, purchase debt securities issued by the U.S. government. These securities include Treasury bills, notes, and bonds. Treasury bills have a maturity of one year or less, Treasury notes generally have a maturity of one to ten years, and Treasury bonds generally have maturities of more than ten years.

U.S. government debt securities also include securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some obligations of U.S. government agencies, which are established under the authority of an act of Congress, such as GNMAParticipation Certificates, are supported by the full faith and credit of the U.S. Treasury. GNMA Certificates are mortgagebacked securities representing part ownership of a pool of mortgage loans. These loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. The market value of GNMA Certificates is not guaranteed. GNMA Certificates are different from bonds because principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity, as is the case with a bond. GNMA Certificates are called “pass-through” securities because both interest and principal payments (including prepayments) are passed through to the holder of the GNMA Certificate.

Other United States government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by Fannie Mae, a federally chartered private corporation, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so. The Fund will invest in securities of such instrumentalities only when the Advisor is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

When-Issued/Delayed Delivery — The Fund normally buys and sells securities on an ordinary settlement basis. That means that the buy or sell order is sent, and the Fund actually takes delivery or gives up physical possession of the security on the “settlement date,” which is three business days later. However, the Fund also may purchase and sell securities on a when-issued or delayed delivery basis.

When-issued or delayed delivery transactions occur when securities are purchased or sold by the Fund and payment and delivery take place at an agreed-upon time in the future. The Fund may engage in this practice in an effort to secure an advantageous price and yield. However, the yield on a comparable security available when delivery actually takes place may vary from the yield on the security at the time the when-issued or delayed delivery transaction was entered into. When the Fund engages in when-issued and delayed delivery transactions, it relies on the seller or buyer to consummate the sale at the future date. If the seller or buyer fails to act as promised, that failure may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. No payment or delivery is made by the Fund until it receives delivery or payment from the other party to the transaction. However, fluctuation in the value of the security from the time of commitment until delivery could adversely affect the Fund.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by the Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. As provided in the 1940 Act, a “vote of a majority of the outstanding voting securities of the Fund” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to

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borrowing, changes in values of the Fund’s assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by such Fund at the time it purchases any security. The Fund may not:

1. with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

2. underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the 1933 Act in connection with the disposition of the Fund’s portfolio securities;

3. borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

4. issue senior securities, except as permitted under the 1940 Act;

5. lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

6. purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments;

7. purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); or

8. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or municipal securities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

9. The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by INVESCO or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies, and limitations as the Fund.

In addition, unless otherwise indicated, the Fund has the following non-fundamental policies, which may be changed without shareholder approval:

A. The Fund may borrow money only from a bank or from an open-end management investment company managed by AIM or an affiliate or a successor thereof for temporary or emergency purposes, or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowing for the purposes of fundamental limitation (3)).

B. The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

C. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act.

D. With respect to fundamental limitation (9), domestic and foreign banking will be considered to be different industries.

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E. With respect to fundamental limitation (9), investments in obligations issued by a foreign government, including the agencies or instrumentalities of a foreign government, are considered to be investments in a specific industry.

F. The Fund may not acquire securities of registered open-end investment companies or registered unit investment trust in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

In addition, the following non-fundamental policy applies:

Each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality, and authority thereof and each multi-state agency, authority, instrumentality, or other political subdivision is separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be determined to be the sole issuer.

MANAGEMENT OF THE FUND

The Investment Advisor

AIM is the investment advisor for the Fund, On November 25, 2003, a series portfolio of AIM Stock Funds, Inc., a Maryland corporation (the “Company”), was redomesticated as the Fund, which is a series portfolio of AIM Stock Funds, a Delaware statutory trust. Prior to November 25, 2003, INVESCO Funds Group, Inc. (“INVESCO”) served as the investment advisor for each series portfolio of the Company.

AIM, located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, was organized in 1976, and along with its subsidiaries, manages or advises over 200 investment portfolios, encompassing a broad range of investment objectives. AIM is a direct wholly-owned subsidiary of A I M Management Group Inc. (“AIM Management”), a holding company that has been engaged in the financial services business since 1976.

AIM and AIM Management are each an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly traded holding company. Through its subsidiaries, AMVESCAP PLC engages in the business of investment management on an international basis. AMVESCAP PLC is one of the largest independent investment management businesses in the world, with approximately $363 billion in assets under management as of September 30, 2004.

Investment Advisory Agreement

As investment advisor, AIM supervises all aspects of the Fund’s operations and provides investment advisory services to the Fund. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Fund. The Master Investment Advisory Agreement provides that, in fulfilling its responsibilities, AIM may engage the services of other investment managers with respect to the Fund. The investment advisory services of AIM and the investment sub-advisory services of AIM are not exclusive and AIM and is free to render investment advisory services to others, including other investment companies.

AIM is also responsible for furnishing to the Fund, at AIM’s expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Fund, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of the Fund’s accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

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The Master Investment Advisory Agreement provides that the Fund will pay or cause to be paid all expenses of the Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Fund’s shareholders.

AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

Pursuant to its investment advisory agreement with the Trust, AIM receives a monthly fee from the Fund. Calculated at the annual rate of 1.00% of the Fund’s average net assets. The fee is allocated daily to each class based on the relative proportion of net assets represented by such class.

The management fees payable by the Fund, the amounts waived by AIM or INVESCO and the net fees paid by the Fund for the fiscal year ended July 31, 2004 are as follows:

	July 31, 2004
	Management Fee Payable	Management Fee Waivers	Net Management Fee Paid
AIM Mid Cap Stock Fund	$194,076	$153	$193,923

Prior to November 25, 2003, INVESCO served as investment advisor to the Funds. During the periods ended July 31, 2003 and 2002, the Fund paid INVESCO advisory fees in the dollar amounts shown. If applicable, the advisory fees were offset by credits in the amounts shown below, so that the Fund’s fees were not in excess of the expense limitations shown, which were voluntarily agreed to by the Company and INVESCO. The fee is allocated daily to each class based on the relative proportion of net assets represented by such class.

	Advisory Fee Dollars	Total Expense Reimbursements	Total Expense Limitation
Investor Class
AIM MidCap Stock Fund
Period Ended July 31, 2003[1]	$8,279	$16,543	1.55%
Period Ended April 30, 2003[2]	$9,852	$19,517	1.55%

Institutional Class
AIM MidCap Stock Fund
Period Ended July 31, 2003[1]	$3,041	$5,652	1.30%
Year Ended April 30, 2003	$16,741	$34,583	1.30%
Period Ended April 30, 2002[3]	$31,096	$29,917	1.30%

Class A
AIM MidCap Stock Fund
Period Ended July 31, 2003[1]	$15,335	$18,457	1.65%
Year Ended April 30, 2003	$41,212	$46,112	1.65%
Period Ended April 30, 2002[3]	$8,326	$11,885	1.65%

Class B
AIM MidCap Stock Fund
Period Ended July 31, 2003[1]	$5,853	$8,109	2.30%
Year Ended April 30, 2003	$16,343	$23,070	2.30%
Period Ended April 30, 2002[3]	$2,789	$4,799	2.30%

Class C
AIM MidCap Stock Fund
Period Ended July 31, 2003[1]	$5,667	$8,890	2.30%
Year Ended April 30, 2003	$16,848	$26,536	2.30%
Period Ended April 30, 2002[3]	$1,054	$2,216	2.30%

[1]	For the period May 1, 2003 through July 31, 2003.

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[2]	For the period September 4, 2002 through April 30, 2003.
[3]	For the period October 2, 2001 through April 30, 2002.

AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Fund’s detriment during the period stated in the agreement between AIM and the Fund.

AIM has voluntarily agreed to waive a portion of advisory fees payable by the Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of the Fund’s investment of uninvested cash in an Affiliated Money Market Fund. Termination of this agreement requires approval by the Board. See “INVESTMENTS, POLICIES, AND RISKS – Other Investment Company Securities.”

AIM has contractually agreed each to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Fund’s Total Annual Fund Operating Expenses (excluding certain items each discussed below) to 1.65%, 1.90%, 2.00%, 2.65%, 2.65% and 2.10% on Institutional Class, Investor Class, Class A, Class B, Class C and Class K shares, as applicable, respectively. In determining AIM’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Funds’ day-to-day operations) or items designated by the Fund’s Board); (v) expenses related to a merger or reorganization, as approved by the Fund’s Board; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. This expense limitation agreement is in effect through July 31, 2005.

Securities Lending Arrangements. If the Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The advisory agreement describes the administrative services to be rendered by AIM if the Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the “agent”) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM’s instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

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AIM’s compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

Administrative Services Agreement

AIM and the Trust have entered into a Master Administrative Services Agreement pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to the Fund which are not required to be performed by AIM under the advisory agreement. The Master Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Board, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Master Administrative Services Agreement, AIM is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Currently, AIM is reimbursed for the services of the Trust’s principal financial officer and her staff, and any expenses related to fund accounting services.

Administrative Services Fees

INVESCO delegated its duties as administrator of the Funds to AIM pursuant to an agreement dated August 12, 2003.

The Fund paid AIM and INVESCO the following amounts for administrative services for the fiscal year ended July 31, 2004.

AIM Mid Cap Stock Fund	$ 21,351

During the periods ended July 31, 2003 and 2002, the Fund paid the following fees to INVESCO, if applicable, prior to the voluntary absorption of Fund expenses by INVESCO. The fees were allocated daily to each class based on the relative proportion of net assets represented by such class. To limit expenses, INVESCO had contractually obligated itself to waive fees and bear expenses that would cause the ratio of expenses to average net assets to exceed 1.75% for Institutional Class shares, 2.00% for Investor Class shares, 2.10% for Class A shares, and 2.75% for each of Class B and Class C shares and 2.20% for Class K shares.

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Administrative Services
Investor Class
AIM Mid Cap Stock Fund
Period Ended July 31, 2003[1]	$913
Period Ended April 30, 2003[2]	1,272

Institutional Class
AIM Mid Cap Stock Fund
Period Ended July 31, 2003[1]	$336
Year Ended April 30, 2003	2,575
Period Ended April 30, 2002[3]	5,484

Class A
AIM Mid Cap Stock Fund
Period Ended July 31, 2003[1]	$1,695
Year Ended April 30, 2003	5,925
Period Ended April 30, 2002[3]	1,587

Class B
AIM Mid Cap Stock Fund
Period Ended July 31, 2003[1]	$647
Year Ended April 30, 2003	2,360
Period Ended April 30, 2002[3]	544

Class C
AIM Mid Cap Stock Fund
Period Ended July 31, 2003[1]	$627
Year Ended April 30, 2003	2,413
Period Ended April 30, 2002[3]	205

[1]	For the period May 1, 2003 through July 31, 2003.
[2]	For the period September 4, 2002 through April 30, 2003.
[3]	For the period October 2, 2001 through April 30, 2002.

TRUSTEES AND OFFICERS OF THE TRUST

Board of Trustees

The overall management of the business and affairs of the Fund and the Trust is vested in the Board. The Board approves all significant agreements between the Trust and the Fund, and persons or companies furnishing services to the Fund. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the Fund and to the general supervision of the Board. Certain trustees and officers of the Trust are affiliated with AIM and AIM Management, the parent corporation of AIM. All of the Trust’s executive officers hold similar offices with some or all of the other AIM Funds.

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Management Information

The trustees and officers of the Trust, their principal occupations during the last five years and certain other information concerning them are set forth in Appendix B.

The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee, the Valuation Committee and the Special Committee Relating to Market Timing Issues.

The current members of the Audit Committee are Bob R. Baker, James T. Bunch, Edward K. Dunn, Jr. (Chair), Lewis F. Pennock, Dr. Larry Soll, Dr. Prema Mathai-Davis and Ruth H. Quigley (Vice Chair). The Audit Committee is responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by the Fund (including monitoring the independence, qualifications and performance of such auditors and resolution of disagreements between the Fund’s management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services; (ii) overseeing the financial reporting process of the Fund; (iii) monitoring the process and the resulting financial statements prepared by management to promote accuracy and integrity of the financial statements and asset valuation; (iv) assisting the Board’s oversight of the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting and independent audits; (v) to the extent required by Section 10A of the Securities Exchange Act of 1934, pre-approving all permissible non-audit services that are provided to the Fund by its independent auditors; (vi) pre-approving, in accordance with Item 2.01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Fund’s independent auditors to the Advisor and certain other affiliated entities; and (vii) to the extent required by Regulation 14A, preparing an audit committee report for inclusion in the Funds’ annual proxy statement. During the fiscal year ended July 31, 2004, the Audit Committee held nine meetings.

The members of the Compliance Committee are Frank S. Bayley, Bruce L. Crockett (Chair), Albert R. Dowden (Vice Chair) and Mr. Dunn. The Compliance Committee is responsible for: (i) recommending to the Board and the dis-interested trustees the appointment, compensation and removal of the Fund’s Chief Compliance Officer; (ii) recommending to the dis-interested trustees the appointment, compensation and removal of the Fund’s Senior Officer appointed pursuant to the terms of an Assurance of Discontinuance from the New York Attorney General that is applicable to AIM and/or INVESCO Funds Group, Inc. (the “Advisors”) (the “Senior Officer”); (iii) recommending to the dis-interested trustees the appointment and removal of the Advisors’ independent Compliance Consultant appointed pursuant to the terms of the Securities and Exchange Commission’s Order Instituting Administrative Proceedings (the “SEC Order”) applicable to the Advisors (the “Compliance Consultant”); (iv) receiving all reports from the Chief Compliance Officer, the Senior Officer and the Compliance Consultant that are delivered between meetings of the Board and that are otherwise not required to be provided to the full Board or to all of the dis-interested trustees; (v) overseeing all reports on compliance matters from the Chief Compliance Officer, the Senior Officer and the Compliance Consultant, and overseeing all reports from the third party retained by the Advisors to conduct the periodic compliance review required by the terms of the SEC Order that are required to be provided to the full Board; (vi) overseeing all of the compliance policies and procedures of the Fund and its service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (vii) risk management oversight with respect to the Fund and, in connection therewith, receiving and overseeing risk management reports from AMVESCAP PLC that are applicable to the Fund or its service providers; and (viii) overseeing potential conflicts of interest that are reported to the Committee by the Advisors, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant. During the fiscal year ended July 31, 2004, the Compliance Committee did not meet.

The members of the Governance Committee are Messrs. Bayley, Crockett, Dowden, (Chair), and Jack M. Fields (Vice Chair), Gerald J. Lewis and Louis S. Sklar. The Governance Committee is responsible for: (i) nominating persons who are not interested persons of the Trust for election or appointment: (a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of the Trust at meetings called for the election of trustees; (ii) nominating persons for appointment as members of each committee of the Board, including, without limitation, the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee and the Valuation Committee, and to nominate persons for appointment as chair and vice chair of each

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such committee; (iii) reviewing from time to time the compensation payable to the trustees and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent trustees and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee and the Compliance Committee of the Trust.

The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended July 31, 2004, the Governance Committee held six meetings.

Notice procedures set forth in the Trust’s bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust’s Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.

The members of the Investments Committee are Messrs. Baker (Vice Chair), Bayley (Chair), Bunch, Crockett, Dowden, Dunn, Fields, Lewis, Pennock, Sklar and Soll, and Carl Frischling, and Dr. Mathai-Davis (Vice Chair) and Miss Quigley (Vice Chair). The Investments Committee is responsible for: (i) overseeing AIM’s investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration. During the fiscal year ended July 31, 2004, the Investments Committee held four meetings.

The members of the Valuation Committee are Messrs. Dunn, and Pennock (Chair) and Soll, and Miss Quigley (Vice Chair). The Valuation Committee is responsible for addressing issues requiring action by the Board in the valuation of the Fund’s portfolio securities that arise during periods between meetings of the Board. During periods between meetings of the Board, the Valuation Committee: (i) receives the reports of AIM’s internal valuation committee requesting pre-approval or approval of any changes to pricing vendors or pricing methodologies as required by AIM’s Procedures for Valuing Securities (Pricing Procedures) (the “Procedures”), and approves changes to pricing vendors and pricing methodologies as provided in the Procedures; (ii) upon request of AIM, assists AIM’s internal valuation committee in resolving particular fair valuation issues; and (iii) receives reports on non-standard price changes on private equities. During the fiscal year ended July 31, 2004, the Valuation Committee did not meet.

The members of the Special Committee Relating to Market Timing Issues are Messrs. Crockett, Dowden, Dunn and Lewis (Chair). The purpose of the Special Committee Relating to Market Timing Issues is to remain informed on matters relating to alleged excessive short term trading in shares of the Fund (“market timing”) and to provide guidance to special counsel for the independent trustees on market timing issues and related matters between meetings of the independent trustees. During the fiscal year ended July 31, 2004, the Special Committee Relating to Market Timing Issues held six meetings.

Trustee Ownership of Fund Shares

The dollar range of equity securities beneficially owned by each trustee (i) in the Fund’s and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex is set forth in Appendix B.

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Factors Considered in Approving the Investment Advisory Agreement and Investment Sub-Advisory Agreement

The advisory agreement with AIM (the “Advisory Agreement”) was reapproved for the Mid Cap Stock Fund by the Trust’s Board at a meeting held on June 7-9, 2004. In evaluating the fairness and reasonableness of the Advisory Agreement, the Board considered a variety of factors for the Fund, as applicable, including: the requirements of the Fund for investment supervisory and administrative services; the quality of the Advisors’ services, including a review of the Fund’s investment performance, if applicable, and the Advisors’ investment personnel; the size of the fees in relationship to the extent and quality of the investment advisory services rendered; fees charged to the Advisors’ other clients; fees charged by competitive investment advisors; the size of the fees in light of services provided other than investment advisory services; the expenses borne by the Fund as a percentage of its assets and in relationship to contractual limitations; any fee waivers (or payments of Fund expenses) by the Advisors; the Advisors’ profitability; the benefits received by the Advisors from its relationship to the Fund, including soft dollar arrangements, and the extent to which the Fund shares in those benefits; the organizational capabilities and financial condition of the Advisors and conditions and trends prevailing in the economy, the securities markets and the mutual fund industry; and the historical relationship between each Fund and the Advisors.

In considering the above factors, the Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, “cash balances”) the Fund may be invested in money market funds advised by AIM pursuant to the terms of an exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board further determined that the proposed securities lending program and related procedures with respect to each of the lending Funds is in the best interests of each lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of each lending Fund and its respective shareholders.

After consideration of these factors, the Board found that with respect to the Fund: (i) the services provided to the Fund and its shareholders were adequate; (ii) the Advisory Agreements were fair and reasonable under the circumstances; and (iii) the fees payable under the Advisory Agreements would have been obtained through arm’s length negotiations. The Board therefore concluded that the Advisory Agreements were in the best interests of the Fund and its shareholders and approved the Advisory Agreements.

Compensation

Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a trustee, which consists of an annual retainer component and a meeting fee component.

Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM or INVESCO during the year ended December 31, 2003 is found in Appendix C.

Retirement Plan For Trustees

The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

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The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a “Covered Fund”) who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee’s annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of (i) ten or (ii) the number of such trustee’s credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee’s retirement benefits for the same length of time that the trustee would have received based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

Deferred Compensation Agreements

Messrs. Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the “Deferring Trustees”) have each executed a Deferred Compensation Agreement (collectively, the “Compensation Agreements”). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account and deemed to be invested in one or more AIM Funds selected by the Deferring Trustees. Distributions from the Deferring Trustees’ deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee’s retirement benefits commence under the Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee’s termination of service as a trustee of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

Purchases of Class A Shares of the Funds at Net Asset Value

The trustees and other affiliated persons of the Trust may purchase Class A shares of the AIM Funds without paying an initial sales charge. AIM Distributors permits such purchases because there is a reduced sales effort involving in sales to such purchasers, thereby resulting in relatively low expenses of distribution.

CODE OF ETHICS

AIM, the Trust and AIM Distributors have each adopted a Code of Ethics governing, as applicable, personal trading activities of all directors/trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading. Personal trading, including personal trading involving securities that may be purchased or held by the Fund, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or her designee and to report all transactions on a regular basis.

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PROXY VOTING POLICIES

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to AIM. AIM will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed and approved by the Board, and which are found in Appendix D.

Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of the Fund’s proxy voting record.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2004 is available at our Web site, http://www.AIMinvestments.com. This information is also available at the SEC Web site, http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Information about the ownership of each class of the Fund’s shares by beneficial or record owners of the Funds and by trustees and officers as a group is found in Appendix E. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to “control” that Fund.

DISTRIBUTION OF SECURITIES

Distributor

The Trust has entered into master distribution agreements, as amended, relating to the Fund (the “Distribution Agreements”) with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of the shares of the Funds. AIM Distributors became the distributor of the Fund effective July 1, 2003. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and offices of the Trust are affiliated with AIM Distributors.

AIM Distributors bears all expenses, including the cost of printing and distributing prospectuses, incident to marketing of the Fund’s shares, except for such distribution expenses as are paid out of Fund assets under the Trust’s Plans of Distribution (each individually a “Plan” and collectively, the “Plans”), which have been adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act.

The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Fund on a continuous basis directly and through other broker-dealers with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of any class of the Fund.

Total sales charges (front end and CDSCs) paid to AIM Distributors, in connection with the sale of shares of each class of the Fund and the amount retained by AIM Distributors for the fiscal year ended July 31, 2004 are listed in the charts below.

The following chart reflects the total sales charges paid in connection with the sale of Class A shares of the Fund and the amount retained by AIM Distributors for the fiscal year ended July 31, 2004:

Fund	Sales Charges	Amount Retained
AIM Mid Cap Stock Fund	$20,990	$3,941

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The following chart reflects the contingent deferred sales charges paid by Class A, Class B and Class C shareholders and retained by AIM Distributors for the fiscal year ended July 31, 2004:

Fund	Contingent Deferred Sales Charge
AIM Mid Cap Stock Fund	$158

Investor Class. The Trust has adopted a compensation-type Amended and Restated Master Distribution Plan – Investor Class pursuant to Rule 12b-1 under the 1940 Act relating to the Investor Class shares of the Fund (the “Compensation Investor Class Plan”). Under the Compensation Investor Class Plan, Investor Class shares of this Fund will make monthly payments to AIM Distributors computed at an annual rate no greater than 0.25% of average net assets attributable to Investor Class shares. These payments permit AIM Distributors, at its discretion, to engage in certain activities and provide services in connection with the distribution of the Fund’s Investor Class shares to investors. Payments by the Fund under the Compensation Investor Class Plan, for any month, may be made to compensate AIM Distributors for permissible activities engaged in and services provided.

Class A. The Trust has adopted an Amended and Restated Master Distribution Plan - Class A pursuant to Rule 12b-1 under the 1940 Act relating to the Class A shares of the Fund (the “Class A Plan”). Under the Class A Plan, Class A shares of the Fund pay compensation to AIM Distributors at an annual rate of 0.35% per annum of the average daily net assets attributable to Class A shares for the purpose of financing any activity which is primarily intended to result in the sale of Class A shares.

The Class A Plan is designed to compensate AIM Distributors, on a monthly basis, for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to financial intermediaries who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. Payment can also be directed by AIM Distributors to financial intermediaries that have entered into service agreements with respect to Class A shares of the Fund and that provide continuing personal services to their customers who own Class A shares of the Fund. The service fees payable to financial intermediaries are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such financial intermediaries’ customers’ accounts.

Of the aggregate amount payable under the Class A Plan, payments to financial intermediaries that provide continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund, in amounts up to 0.25% of the average daily net assets of the Class A shares of the Fund attributable to the customers of such financial intermediaries, are characterized as service fees. Payments to financial intermediaries in excess of such amount and payments to AIM Distributors would be characterized as an asset-based sales charge pursuant to the Class A Plan. The Class A Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Class A shares of the Fund.

Class B. The Trust has also adopted an Amended and Restated Master Distribution Plan - Class B pursuant to Rule 12b-1 under the 1940 Act relating to Class B shares of the Fund (the “Class B Plan”). Under the Class B Plan, Class B shares of the Fund pay compensation monthly to AIM Distributors at an annual rate of 1.00% per annum of the average daily net assets attributable to Class B shares for the

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purpose of financing any activity which is primarily intended to result in the sale of Class B shares. Of such amount, the Fund pays a service fee of 0.25% of the average daily net assets attributable to Class B shares to selected financial intermediaries that have entered into service agreements with respect to Class B shares of the Fund and that provide continuing personal shareholder services to their customers who purchase and own Class B shares. Any amount not paid as a service fee would constitute an asset-based sales charge pursuant to the Class B Plan. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. The Class B Plan imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Class B shares of the Fund.

The Class B Plan may obligate the Class B shares to continue to make payments to AIM Distributors following termination of the Class B Plan with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors or its predecessor unless there has been a complete termination of the Class B Plan (as defined in such Plan). Additionally, the Class B Plan expressly authorizes AIM Distributors to assign, transfer, or pledge its rights to payments pursuant to the Class B Plan. The contingent deferred sales charge (CDSC) on Class B shares will continue to be applicable even in the event of a complete termination of the Class B Plan (as defined in such Plan).

Class C. The Trust has adopted an Amended and Restated Master Distribution Plan - Class C pursuant to Rule 12b-1 under the 1940 Act relating to the Class C shares of the Fund (the “Class C Plan”). Under the Class C Plan, Class C shares of the Fund pay compensation monthly to AIM Distributors at an annual rate of 1.00% per annum of the average daily net assets attributable to Class C shares for the purpose of financing any activity which is primarily intended to result in the sale of Class C shares. The Class C Plan is designed to compensate AIM Distributors for certain promotional and other sales-related costs, and to implement a financial intermediary incentive program which provides for periodic payments to selected financial intermediaries that have entered into service agreements and furnish continuing personal shareholder services to their customers who purchase and own Class C shares of the Fund.

Of the aggregate amount payable under the Class C Plan, payments to financial intermediaries that provide continuing personal shareholder services to their customers who purchase and own Class C shares of the Fund, in amounts of up to 0.25% of the average daily net assets of the Class C shares of the Fund attributable to the customers of such financial intermediaries, are characterized as a service fee. Payments to financial intermediaries in excess of such amount and payments to AIM Distributors would be characterized as an asset-based sales charge pursuant to the Class C Plan. The Class C Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Class C shares of the Fund.

AIM Distributors may pay sales commissions to financial intermediaries who sell Class C shares of the Fund at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold or serviced by the financial intermediary, and will consist of an asset-based sales charge of 0.75% of the purchase price of Class C shares sold plus an advance of the first year’s service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first thirteen months after they are purchased. The portion of the payments to AIM Distributors under the Class C Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to financial intermediaries plus financing costs, if any. After the first thirteen months, AIM Distributors will make such payments quarterly to financial intermediaries based on the average net asset value of Class C shares which are attributable to shareholders for whom the financial intermediaries are designated as dealers of record. These commissions are not paid on sales to investors who may not be subject to payment of the CDSC and in circumstances where AIM Distributors grants an exemption on particular transactions. Should the financial intermediary elect to waive the asset-based sales charge, the 12b-1 fees will begin to be paid by AIM Distributors to the financial intermediary immediately.

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Class K. The Trust has adopted an amended and restated Master Distribution Plan - Class K pursuant to Rule 12b-1 under the 1940 Act relating to Class K shares (the “Class K” Plan). Under the Class K Plan, Class K shares of the Fund pay compensation monthly to AIM Distributors at an annual rate of 0.45% of average net assets attributable to Class K shares for the purpose of financing any activity which is primarily intended to result in the sale of Class K shares. The Class K Plan is designed to compensate AIM Distributors for certain promotional and other sales-related costs, and to implement a financial intermediary incentive program which provides for periodic payments to selected financial intermediaries that have entered into service agreements and furnish continuing personal shareholder services to their customers who purchase and own Class K shares of the Fund.

Of the aggregate amount payable under the Class K Plan, payments to financial intermediaries that provide continuing personal shareholder services to their customers who purchase and own Class K shares of the Fund may be characterized as a service fee.

All Plans. Activities appropriate for financing under the Plans include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; and supplemental payments to financial intermediaries such as asset-based sales charges or as payments of service fees under shareholder service arrangements.

A significant expenditure under the Plans is compensation paid to financial intermediaries, which may include AIM or AIM-affiliated companies, in order to obtain various distribution-related and/or administrative services for the Fund. The Fund is authorized by a Plan to use its assets to finance the payments made to obtain those services from selected financial intermediaries which may enter into agreements with AIM Distributors. Payments will be made by AIM Distributors to financial intermediaries who sell shares of the Fund and may be made to banks, savings and loan associations and other depository institutions (“Banks”). Although the Glass-Steagall Act and the various rules and regulations promulgated thereunder limit the ability of certain Banks to act as underwriters of mutual fund shares, the Advisor does not believe that these limitations would affect the ability of such Banks to enter into arrangements with AIM Distributors at this time, although AIM Distributors can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with Banks might have to be modified or terminated, and, in that case, the size of the Fund possibly could decrease to the extent that the Banks would no longer invest customer assets in the Fund. Neither the Trust nor its investment advisor will give any preference to Banks which enter into such arrangements when selecting investments to be made by the Fund.

The Fund made payments to AIM Distributors under the Investor Class, Class A, Class B, Class C and, if applicable, Class K Plans during the fiscal year ended July 31, 2004 in the following amounts:

Fund	Investor Class	Class A	Class B	Class C	Class K
AIM Mid Cap Stock Fund	$13,429	$24,539	$28,848	$26,780	N/A

For the fiscal year ended July 31, 2004, allocation of 12b-1 amounts paid by the Fund for the following categories of expenses were:

An estimate by category of the allocation of actual fees paid by Class A shares of the Fund during the fiscal year ended July 31, 2004 follows:

	Advertising	Printing & Mailing	Seminars	Underwriters Compensation	Dealer Compensation	Sales Personnel Compensation
AIM Mid Cap Stock Fund	-0-	-0-	-0-	-0-	$24,539	-0-

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An estimate by category of the allocation of actual fees paid by Class B shares of the Fund during the fiscal year ended July 31, 2004 follows:

	Advertising	Printing & Mailing	Seminars	Underwriters Compensation	Dealer Compensation	Sales Personnel Compensation
AIM Mid Cap Stock Fund	$1,457	$320	-0-	$21,636	$5,435	-0-

An estimate by category of the allocation of actual fees paid by Class C shares of the Fund during the fiscal year ended July 31, 2004 follows:

	Advertising	Printing & Mailing	Seminars	Underwriters Compensation	Dealer Compensation	Sales Personnel Compensation
AIM Mid Cap Stock Fund	$1,595	$350	-0-	$5,839	$18,996	-0-

An estimate by category of the allocation of actual fees paid by Class K shares of the Fund during the fiscal year ended July 31, 2004 follows:

	Advertising	Printing & Mailing	Seminars	Underwriters Compensation	Dealer Compensation	Sales Personnel Compensation
AIM Mid Cap Stock Fund	-0-	-0-	-0-	-0-	-0-	-0-

An estimate by category of the allocation of actual fees paid by Investor Class shares of the Fund during the fiscal year ended July 31, 2004 follows:

	Advertising	Printing & Mailing	Seminars	Underwriters Compensation	Dealer Compensation	Sales Personnel Compensation
AIM Mid Cap Stock Fund	-0-	-0-	-0-	-0-	$2,718	$10,711

The services which are provided by financial intermediaries may vary by financial intermediary but include, among other things, processing new shareholder account applications, preparing and transmitting to the Trust’s Transfer Agent computer-processable data files of all Fund transactions by customers, serving as the primary source of information to customers in answering questions concerning the Fund, and assisting in other customer transactions with the Fund.

The Plans provide that they shall continue in effect with respect to the Fund as long as such continuance is approved at least annually by the vote of the Board cast in person at a meeting called for the purpose of voting on such continuance, including the vote of a majority of the Independent Trustees. A Plan can also be terminated at any time by the Fund, without penalty, if a majority of the Independent Trustees, or shareholders of the relevant class of shares of the Fund, vote to terminate a Plan. Unless a complete termination of the Class B Plan (as defined in such Plan) occurs, Class B shares will continue to make payments to AIM Distributors with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors or its predecessor. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, the Board intends to consider all relevant factors including, without limitation, the size of the Fund, the investment climate for the Fund, general market conditions, and the volume of sales and redemptions of the Fund’s shares. The Plans may continue in effect and payments may be made under a

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Plan following any temporary suspension or limitation of the offering of Fund shares; however, the Trust is not contractually obligated to continue a Plan for any particular period of time. Suspension of the offering of the Fund’s shares would not, of course, affect a shareholder’s ability to redeem his or her shares.

So long as the Plans are in effect, the selection and nomination of persons to serve as Independent Trustees of the Trust shall be committed to the Independent Trustees then in office at the time of such selection or nomination. The Plans may not be amended to increase the amount of the Fund’s payments under a Plan without approval of the shareholders of that Fund’s respective class of shares, and all material amendments to a Plan must be approved by the Board, including a majority of the Independent Trustees. Under the agreement implementing the Plans, AIM Distributors or the Fund, the latter by vote of a majority of the Independent Trustees, or a majority of the holders of the relevant class of the Fund’s outstanding voting securities, may terminate such agreement without penalty upon thirty days’ written notice to the other party. No further payments will be made by the Fund under a Plan in the event of its termination.

To the extent that a Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it shall remain in effect as such, so as to authorize the use of Fund assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act, and rules thereunder. To the extent it constitutes an agreement pursuant to a plan, the Fund’s obligation to make payments to AIM Distributors shall terminate automatically, in the event of such “assignment.” In this event, the Fund may continue to make payments pursuant to a Plan only upon the approval of new arrangements regarding the use of the amounts authorized to be paid by the Fund under a Plan. Such new arrangements must be approved by the Trustees, including a majority of the Independent Trustees, by a vote cast in person at a meeting called for such purpose. These new arrangements might or might not be with AIM Distributors. On a quarterly basis, the Trustees review information about the distribution services that have been provided to the Fund and the 12b-1 fees paid for such services. On an annual basis, the Trustees consider whether a Plan should be continued and, if so, whether any amendment to the Plan, including changes in the amount of 12b-1 fees paid by each class of the Fund, should be made.

The only Trust Trustees and interested persons, as that term is defined in Section 2(a)(19) of the 1940 Act, who have a direct or indirect financial interest in the operation of the Plans are the officers and Trustees of the Trust who are also officers either of AIM Distributors or other companies affiliated with AIM Distributors. The benefits which the Trust believes will be reasonably likely to flow to the Fund and its shareholders under the Plans include the following:

•	Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Fund;

•	The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of securities of the Fund in amounts and at times that are disadvantageous for investment purposes; and

•	Increased Fund assets may result in reducing each investor’s share of certain expenses through economies of scale (e.g. exceeding established breakpoints in an advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of a Plan.

The positive effect which increased Fund assets will have on AIM’s revenues could allow AIM and its affiliated companies:

•	To have greater resources to make the financial commitments necessary to improve the quality and level of the Fund’s shareholder services (in both systems and personnel);

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•	To increase the number and type of mutual funds available to investors from the Advisor and its affiliated companies (and support them in their infancy), and thereby expand the investment choices available to all shareholders; and

•	To acquire and retain talented employees who desire to be associated with a growing organization.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption of Shares

Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund

Initial Sales Charges. Each AIM Fund (other than AIM Tax-Exempt Cash Fund) is grouped into one of three categories to determine the applicable initial sales charge for its Class A Shares. Additionally, Class A shares of AIM Short Term Bond Fund are subject to an initial sales charge of 2.50%. The sales charge is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds’ shares. You may also be charged a transaction or other fee by the financial institution managing your account.

Class A shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund are sold without an initial sales charge.

Category I Funds

AIM Advantage Health Sciences Fund

AIM Aggressive Allocation Fund

AIM Aggressive Growth Fund

AIM Asia Pacific Growth Fund

AIM Basic Value Fund

AIM Blue Chip Fund

AIM Capital Development Fund

AIM Charter Fund

AIM Conservative Allocation Fund

AIM Constellation Fund

AIM Core Stock Fund

AIM Dent Demographic Trends Fund

AIM Diversified Dividend Fund

AIM Dynamics Fund

AIM Emerging Growth Fund

AIM Energy Fund

AIM European Growth Fund

AIM European Small Company Fund

AIM Financial Services Fund

AIM Global Value Fund

AIM Gold & Precious Metals Fund

AIM Health Sciences Fund

AIM International Core Equity Fund

AIM International Emerging Growth Fund

AIM Large Cap Basic Value Fund

AIM Large Cap Growth Fund

AIM Leisure Fund

AIM Libra Fund

AIM Mid Cap Basic Value Fund

AIM Mid Cap Core Equity Fund

AIM Mid Cap Growth Fund

AIM Mid Cap Stock Fund

AIM Moderate Allocation Fund

AIM Multi-Sector Fund

AIM Opportunities I Fund

AIM Opportunities II Fund

AIM Opportunities III Fund

AIM Premier Equity Fund

AIM Select Equity Fund

AIM Small Cap Equity Fund

AIM Small Cap Growth Fund

AIM Small Company Growth Fund

AIM Total Return Fund

AIM Trimark Endeavor Fund

AIM Trimark Fund

AIM Trimark Small Companies Fund

AIM Utilities Fund

AIM Weingarten Fund

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	Investor’s Sales Charge		Dealer Concession
Amount of Investment in Single Transaction	As a Percentage of the Public Offering Price	As a Percentage of the Net Amount Invested	As a Percentage of the Public Offering Price
Less than $ 25,000	5.50%	5.82%	4.75%
$ 25,000 but less than $ 50,000	5.25	5.54	4.50
$ 50,000 but less than $ 100,000	4.75	4.99	4.00
$100,000 but less than $ 250,000	3.75	3.90	3.00
$250,000 but less than $ 500,000	3.00	3.09	2.50
$500,000 but less than $1,000,000	2.00	2.04	1.60

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Category II Funds

AIM Balanced Fund

AIM Basic Balanced Fund

AIM Developing Markets Fund

AIM Global Aggressive Growth Fund

AIM Global Equity Fund

AIM Global Growth Fund

AIM Global Health Care Fund

AIM High Income Municipal Fund

AIM High Yield Fund

AIM Income Fund

AIM Intermediate Government Fund

AIM Municipal Bond Fund

AIM Real Estate Fund

AIM Total Return Bond Fund

	Investor’s Sales Charge		Dealer Concession
Amount of Investment in Single Transaction	As a Percentage of the Public Offering Price	As a Percentage of the Net Amount Invested	As a Percentage of the Public Offering Price
Less than $ 50,000	4.75%	4.99%	4.00%
$ 50,000 but less than $ 100,000	4.00	4.17	3.25
$100,000 but less than $ 250,000	3.75	3.90	3.00
$250,000 but less than $ 500,000	2.50	2.56	2.00
$500,000 but less than $1,000,000	2.00	2.04	1.60

Category III Funds

AIM Limited Maturity Treasury Fund

AIM Tax-Free Intermediate Fund

	Investor’s Sales Charge		Dealer Concession
Amount of Investment in Single Transaction	As a Percentage of the Public Offering Price	As a Percentage of the Net Amount Invested	As a Percentage of the Public Offering Price
Less than $ 100,000	1.00%	1.01%	0.75%
$100,000 but less than $ 250,000	0.75	0.76	0.50
$250,000 but less than $1,000,000	0.50	0.50	0.40

Beginning on October 31, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors. Current investors must maintain a share balance in order to continue to make incremental purchases.

Large Purchases of Class A Shares. Investors who purchase $1,000,000 or more of Class A Shares of a Category I, II or III Fund and Class A shares of AIM Short Term Bond Fund do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II, or III Funds and Class A shares of AIM Short Term Bond Fund and make additional purchases that result in account

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balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as Large Purchases. If an investor makes a Large Purchase of Class A shares of a Category I or II Fund and Class A shares of AIM Short Term Bond Fund, however, each share issued will generally be subject to a 1.00% contingent deferred sales charge (“CDSC”) if the investor redeems those shares within 18 months after purchase.

AIM Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the AIM Funds may affect total compensation paid.

AIM Distributors may make the following payments to dealers of record for Large Purchases of Class A shares of Category I or II Funds or AIM Short Term Bond Fund by investors other than (i) retirement plans that are maintained pursuant to Sections 401 and 457 of the Internal Revenue Code of 1986, as amended (the Code), and (ii) retirement plans that are maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code:

Percent of Purchase

1% of the first $2 million
plus 0.80% of the next $1 million
plus 0.50% of the next $17 million
plus 0.25% of amounts in excess of $20 million

If (i) the amount of any single purchase order plus (ii) the public offering price of all other shares owned by the same customer submitting the purchase order on the day on which the purchase order is received equals or exceeds $1,000,000, the purchase will be considered a “jumbo accumulation purchase.” With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same customer over the life of his or her account(s).

If an investor made a Large Purchase of Class A shares of a Category III Fund or AIM Short Term Bond Fund on and after November 15, 2001 and through October 31, 2002 and exchanges those shares for Class A shares of a Category I or II Fund or AIM Short Term Bond Fund, AIM Distributors will pay an additional dealer concession of 0.75% upon exchange.

If an investor made a Large Purchase of Class A shares and a Category I or II Fund or AIM Short Term Bond Fund on and after November 15, 2001 and through October 31, 2002 and exchanges those shares for Class A shares of a Category III Fund, AIM Distributors will not pay any additional dealer compensation upon the exchange. Beginning February 17, 2003, Class A shares of a Category I or II Fund may not be exchanged for Class A shares of a Category III Fund.

If an investor makes a Large Purchase of Class A3 shares of a Category III Fund on and after October 31, 2002 and exchanges those shares for Class A shares of a Category I or II Fund or AIM Short Term Bond Fund, AIM Distributors will pay 1.00% of such purchase as dealer compensation upon the exchange. The Class A shares of the Category I or II Fund or Short Term Bond Fund received in exchange generally will be subject to a 1.00% CDSC if the investor redeems such shares within 18 months from the date of exchange.

If an investor makes a Large Purchase of Class A shares of a Category III Fund and exchanges those shares for Class A shares of another Category III Fund, AIM Distributors will not pay any additional dealer concession upon the exchange. Beginning February 17, 2003, Class A shares of a Category III Fund may not be exchanged for Class A shares of another Category III Fund.

Purchases of Class A Shares by Certain Retirement Plans at NAV. For purchases of Class A shares of Category I and II Funds and AIM Short Term Bond Fund, AIM Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value (“NAV”) to certain retirement plans provided that the applicable dealer of record is able to establish that the retirement plan’s purchase of Class A shares is a new investment (as defined below):

Percent of Purchase

0.50% of the first $20 million
plus 0.25% of amounts in excess of $20 million

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This payment schedule will be applicable to purchases of Class A shares at NAV by the following types of retirement plans: (i) all plans maintained pursuant to Sections 401 and 457 of the Code, and (ii) plans maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

A “new investment” means a purchase paid for with money that does not represent (i) the proceeds of one or more redemptions of AIM Fund shares, (ii) an exchange of AIM Fund shares, (iii) the repayment of one or more retirement plan loans that were funded through the redemption of AIM Fund shares, or (iv) money returned from another fund family. If AIM Distributors pays a dealer concession in connection with a plan’s purchase of Class A shares at NAV, such shares may be subject to a CDSC of 1.00% of net assets for 12 months, commencing on the date the plan first invests in Class A shares of an AIM Fund. If the applicable dealer of record is unable to establish that a plan’s purchase of Class A shares at NAV is a new investment, AIM Distributors will not pay a dealer concession in connection with such purchase and such shares will not be subject to a CDSC.

With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same plan over the life of the plan’s account(s).

Purchasers Qualifying For Reductions in Initial Sales Charges. As shown in the tables above, purchases of certain amounts of AIM Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as “Qualified Purchasers.”

Definitions

As used herein, the terms below shall be defined as follows:

•	“Individual” refers to a person, as well as his or her Spouse or Domestic Partner and his or her Children;

•	“Spouse” is the person to whom one is legally married under state law:

•	“Domestic Partner” is an adult with whom one shares a primary residence for at least six-months, is in a relationship as a couple where one or each of them provides personal or financial welfare of the other without a fee, is not related by blood and is not married;

•	“Child” or “Children” include a biological, adopted or foster son or daughter, a Step-child, a legal ward or a Child of a person standing in loco parentis;

•	“Parent” is a person’s biological or adoptive mother or father;

•	“Step-child” is the child of one’s Spouse by a previous marriage or relationship;

•	“Step-parent” is the Spouse of a Child’s Parent; and

•	“Immediate Family” includes an Individual (including, as defined above, a person, his or her Spouse or Domestic Partner and his or her Children) as well as his or her Parents, Step-parents and the Parents of Spouse or Domestic Partner.

Individuals

•	an Individual (including his or her spouse or domestic partner, and children);

•	a retirement plan established exclusively for the benefit of an Individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and

•	a qualified tuition plan account, maintained pursuant to Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an Individual or have an individual named as the beneficiary thereof).

Employer-Sponsored Retirement Plans

•	a retirement plan maintained pursuant to Section 401, 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 408 (includes SEP, SARSEP and SIMPLE IRA plans) or 457 of the Code, if:

a.	the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal (the AIM Funds will not accept separate contributions submitted with respect to individual participants);

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b.	each transmittal is accompanied by a single check or wire transfer; and

c.	if the AIM Funds are expected to carry separate accounts in the names of each of the plan participants, (i) the employer or plan sponsor notifies AIM Distributors in writing that the separate accounts of all plan participants should be linked, and (ii) all new participant accounts are established by submitting an appropriate Account Application on behalf of each new participant with the contribution transmittal.

How to Qualify For Reductions in Initial Sales Charges. The following sections discuss different ways that a Qualified Purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the AIM Funds.

Letters of Intent

A Qualified Purchaser may pay reduced initial sales charges by (i) indicating on the Account Application that he, she or it intends to provide a Letter of Intent (“LOI”), and (ii) subsequently fulfilling the conditions of that LOI.

The LOI confirms the total investment in shares of the AIM Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the Account Application and by signing the Account Application, the Qualified Purchaser indicates that he, she or it understands and agrees to the terms of the LOI and is bound by the provisions described below:

Calculating the Initial Sales Charge

•	Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on “Initial Sales Charges” above).

•	It is the purchaser’s responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

•	The offering price may be further reduced as described below under “Rights of Accumulation” if the Transfer Agent is advised of all other accounts at the time of the investment.

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•	Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

Calculating the Number of Shares to be Purchased

•	Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

•	Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

•	If a purchaser meets the original obligation at any time during the 13-month period, he or she may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

•	The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.

Fulfilling the Intended Investment

•	By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser will have to pay the increased amount of sales charge.

•	To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser’s name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

•	If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he or she irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

Canceling the LOI

•	If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to AIM Distributors.

•	If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

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Other Persons Eligible for the LOI Privilege

The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.

LOIs and Contingent Deferred Sales Charges

If an investor entered into an LOI to purchase $1,000,000 or more of Class A shares of a Category III Fund on and after November 15, 2001 and through October 30, 2002, such shares will be subject to a 12-month, 0.25% CDSC. Purchases of Class A shares of a Category III Fund made pursuant to an LOI to purchase $1,000,000 or more of shares entered into prior to November 15, 2001 or after October 30, 2002 will not be subject to this CDSC. All LOIs to purchase $1,000,000 or more of Class A shares of Category I and II Funds and AIM Short Term Bond Fund are subject to an 18-month, 1% CDSC.

Rights of Accumulation

A Qualified Purchaser may also qualify for reduced initial sales charges based upon his, her or its existing investment in shares of any of the AIM Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds owned by such purchaser, calculated at their then current public offering price.

If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint.

To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

If an investor’s new purchase of Class A shares of a Category I or II Fund or AIM Short Term Bond Fund is at net asset value, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the 18 month holding period (12 months for Category III Fund shares). For new purchases of Class A shares of Category III Funds at net asset value made on and after November 15, 2001 and through October 30, 2002, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 12 month holding period.

Other Requirements For Reductions in Initial Sales Charges. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to Qualified Purchasers.

Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund, and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

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Purchases of Class A Shares at Net Asset Value. AIM Distributors permits certain categories of persons to purchase Class A shares of AIM Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase.

AIM Distributors believes that it is appropriate and in the Funds’ best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through AIM Distributors without payment of a sales charge.

Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

•	AIM Management and its affiliates, or their clients;

•	Any current or retired officer, director, trustee or employee (and members of their Immediate Family) of AIM Management, its affiliates or The AIM Family of Funds®, and any foundation, trust, or employee benefit plan or deferred compensation plan established exclusively for the benefit of, or by, such persons;

•	Any current or retired officer, director, or employee (and members of their Immediate Family) of DST Systems, Inc. or Personix, a division of Fiserv Solutions, Inc.;

•	Sales representatives and employees (and members of their Immediate Family) of selling group members of financial institutions that have arrangements with such selling group members;

•	Purchases through approved fee-based programs;

•	Employer-sponsored retirement plans that are Qualified Purchasers, as defined above provided that:

a.	a plan’s initial investment is at least $1 million;

b.	there are at least 100 employees eligible to participate in the plan; or

c.	all plan transactions are executed through a single omnibus account per AIM Fund and the financial institution or service organization has entered into the appropriate agreement with the distributor; further provided that

d.	retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares at NAV based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code; and

e.	purchases of AIM Opportunities I Fund by all retirement plans are subject to initial sales charges;

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•	Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;

•	Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares having a market value of at least $500 and who purchase additional shares of the same Fund;

•	Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

•	A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

•	Shareholders of the GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

•	Certain former AMA Investment Advisers’ shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;

•	Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund;

•	Shareholders of Investor Class shares of an AIM Fund;

•	Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code;

•	Initial purchases made by Qualified Purchasers, as defined above, within one (1) year after the registered representative who services their account(s) has become affiliated with a selling group member with which AIM Distributors has entered into a written agreement; and

•	Participants in select brokerage programs for retirement plans and rollover IRAs who purchase shares through an electronic brokerage platform offered by entities with which AIM Distributors has entered into a written agreement.

In addition, an investor may acquire shares of any of the AIM Funds at net asset value in connection with:

•	the reinvestment of dividends and distributions from a Fund;

•	exchanges of shares of certain Funds; or

•	a merger, consolidation or acquisition of assets of a Fund.

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Payments to Dealers. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be “underwriters” as that term is defined under the 1933 Act.

In addition to, or instead of, amounts paid to dealers as a sales commission, AIM Distributors may, from time to time, at its expense out of its own financial resources or as an expense for which it may be compensated or reimbursed by an AIM Fund under a distribution plan, if applicable, make cash payments to dealer firms as an incentive to sell shares of the funds and/or to promote retention of their customers’ assets in the funds. Such cash payments may be calculated on sales of shares of AIM Funds (“Sales-Based Payments”), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the dealer firm during the applicable period. Such cash payments also may be calculated on the average daily net assets of the applicable AIM Fund(s) attributable to that particular dealer (“Asset-Based Payments’), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. AIM Distributors may agree to make such cash payments to a dealer firm in the form of either or both Sales-Based Payments and Asset-Based Payments. AIM Distributors may also make other cash payments to dealer firms in addition to or in lieu of Sales-Based Payments and Asset-Based Payments, in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those dealer firms and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; or other amounts as determined in AIM Distributor’s discretion. In certain cases these other payments could be significant to the dealer firms. To the extent dealer firms sell more shares of the Funds or cause clients to retain their investment in the Funds, AIM benefits from management and other fees it is paid with respect to those assets. Any payments described above will not change the price paid by investors for the purchase of the applicable AIM Fund’s shares or the amount that any particular AIM Fund will receive as proceeds from such sales. AIM Distributors determines the cash payments described above in its discretion in response to requests from dealer firms, based on factors it deems relevant. Dealers may not use sales of the AIM Funds’ shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

Purchases of Class B Shares

Class B shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within six years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments will equal 4.00% of the purchase price and will consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.

Purchases of Class C Shares

Class C shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within the first year after purchase (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund). See the Prospectus for additional information regarding this CDSC. AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds (except for Class C shares of AIM Short Term Bond Fund) at the time of such sales. Payments will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25%. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

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AIM Distributors may pay dealers and institutions who sell Class C shares of AIM Short Term Bond Fund an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence immediately.

Purchases of Class K Shares

Class K shares are sold at net asset value, and are not subject to an initial sales charge. If AIM Distributors pays a concession to the dealer of record, however, the Class K shares are subject to a 0.70% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan’s initial purchase.

For purchases of Class K shares, AIM Distributors may make the following payments to dealers of record:

Percent of Cumulative Purchase

0.70% of the first $5 million
plus 0.45% of amounts in excess of $5 million

If the dealer of record receives the above payments, the trail commission will be paid out beginning in the 13th month. If no additional fee is paid to financial intermediaries, the trail commission will begin to accrue immediately.

Purchases of Class R Shares

Class R shares are sold at net asset value, and are not subject to an initial sales charge. If AIM Distributors pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan’s initial purchase. For purchases of Class R shares of Category I or II Funds or AIM Short Term Bond Fund, AIM Distributors may make the following payments to dealers of record provided that the applicable dealer of record is able to establish that the purchase of Class R shares is a new investment or a rollover from a retirement plan in which an AIM Fund was offered as an investment option:

Percent of Cumulative Purchases

0.75% of the first $5 million
plus 0.50% of amounts in excess of $5 million

With regard to any individual purchase of Class R shares, AIM Distributors may make payment to the dealer of record based on the cumulative total of purchases made by the same plan over the life of the plan’s account(s).

Purchases of Investor Class Shares

Investor Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. AIM Distributors may pay dealers and institutions an annual fee of 0.25% of average daily net assets and such payments will commence immediately.

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Purchases of Institutional Class Shares

Institutional Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC.

Exchanges

Terms and Conditions of Exchanges. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

Exchanges by Telephone. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AIS at (800) 959-4246. If a shareholder is unable to reach AIS by telephone, he may also request exchanges by fax, telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by AIS as long as such request is received prior to the close of the customary trading session of the New York Stock Exchange (“NYSE”). AIS and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder’s Social Security Number and current address, and mailings of confirmations promptly after the transaction.

Redemptions

General. Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds’ obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received. Such an arrangement is subject to timely receipt by AIS, the Funds’ transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors (other than any applicable contingent deferred sales charge) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed when (a) trading on the NYSE is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

Redemptions by Telephone. By signing an account application form, an investor appoints AIS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by

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AIS in the designated account(s), present or future, with full power of substitution in the premises. AIS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that AIS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder’s Social Security Number and current address, and mailings of confirmations promptly after the transactions. AIS reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

Systematic Redemption Plan. A Systematic Redemption Plan permits a shareholder of an AIM Fund to withdraw on a regular basis at least $100 per withdrawal. Under a Systematic Redemption Plan, all shares are to be held by AIS and all dividends and distributions are reinvested in shares of the applicable AIM Fund by AIS. To provide funds for payments made under the Systematic Redemption Plan, AIS redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

Payments under a Systematic Redemption Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of Class A shares, it is disadvantageous to effect such purchases while a Systematic Redemption Plan is in effect.

Each AIM Fund bears its share of the cost of operating the Systematic Redemption Plan.

Contingent Deferred Sales Charges Imposed upon Redemption of Shares

A CDSC may be imposed upon the redemption of Large Purchases of Class A shares of Category I and II Funds and AIM Short Term Bond Fund, or upon the redemption of Class B shares or Class C shares (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund) and, in certain circumstances, upon the redemption of Class K or Class R shares. See the Prospectus for additional information regarding CDSCs.

Contingent Deferred Sales Charge Exceptions for Large Purchases of Class A Shares. An investor who has made a Large Purchase of Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund will not be subject to a CDSC upon the redemption of those shares in the following situations:

•	Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund held more than 18 months;

•	Redemptions of shares of Category III Funds purchased prior to November 15, 2001 or after October 30, 2002;

•	Redemptions of shares of Category III Funds purchased on or after November 15, 2001 and through October 30, 2002 and held for more than 12 months;

•	Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class A shares of an AIM Fund for at least 12 months, or (ii) the redemption is not a complete redemption of shares held by the plan;

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•	Redemptions from private foundations or endowment funds;

•	Redemptions of shares by the investor where the investor’s dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;

•	Redemptions of shares of Category I, II or III Funds, AIM Cash Reserve Shares of AIM Money Market Fund or AIM Short Term Bond Fund acquired by exchange from Class A shares of a Category I or II Fund or AIM Short Term Bond Fund, unless the shares acquired by exchange (on or after November 15, 2001 and through October 30, 2002 with respect to Category III Funds) are redeemed within 18 months of the original purchase of the exchange of Category I or II Fund or AIM Short Term Bond Fund shares;

•	Redemptions of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased prior to November 15, 2001;

•	Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001 and through October 30, 2002, unless the shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category III Fund shares;

•	Redemption of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001 and through October 30, 2002 unless the shares acquired by exchange are redeemed within 12 months of the original purchase of the exchanged Category III Fund shares;

•	Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund acquired by exchange on and after November 15, 2001 from AIM Cash Reserve Shares of AIM Money Market Fund if the AIM Cash Reserve Shares were acquired by exchange from a Category I or II Fund or AIM Short Term Bond Fund unless the Category I or II Fund or AIM Short Term Bond Fund shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category I or II Funds or AIM Short Term Bond Fund shares;

•	Redemptions of Category I or II Funds or AIM Short Term Bond Fund by retirement plan participants resulting from a total redemption of the plan assets that occurs more than one year from the date of the plan’s initial purchase; and

•	Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund held by an Investor Class shareholder.

Contingent Deferred Sales Charge Exceptions for Class B and C Shares. Investors who purchased former GT Global funds Class B shares before June 1, 1998 are subject to the following waivers from the CDSC otherwise due upon redemption:

•	Total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement;

•	Minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2;

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•	Redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds;

•	Redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan;

•	Redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan;

•	Redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder;

•	Redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2)); and

•	Redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

CDSCs will not apply to the following redemptions of Class B or Class C shares, as applicable:

•	Additional purchases of Class C shares of AIM International Core Equity Fund (formerly known as AIM International Value Fund) and AIM Real Estate Fund by shareholders of record on April 30, 1995, of these Funds, except that shareholders whose broker-dealers maintain a single omnibus account with AIS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

•	Redemptions following the death or post-purchase disability of (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

•	Certain distributions from individual retirement accounts, Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant’s or beneficiary’s account value in a particular AIM Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the AIM Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Code) of the participant or beneficiary;

•	Amounts from a Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;

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•	Liquidation by the AIM Fund when the account value falls below the minimum required account size of $500; and

•	Investment account(s) of AIM and its affiliates.

CDSCs will not apply to the following redemptions of Class C shares:

•	A total or partial redemption of shares where the investor’s dealer of record notified the distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;

•	A total or partial redemption which is necessary to fund a distribution requested by a participant in a retirement plan maintained pursuant to Section 401, 403, or 457 of the Code;

•	Redemptions of Class C shares of an AIM Fund other than AIM Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund; and

•	Redemptions of Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC.

CDSCs will not apply to the following redemptions of Class R shares:

•	Class R shares where the retirement plan’s dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him; and

•	Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class R shares of an AIM Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class R shares held by the plan.

CDSCs will not apply to the following redemptions of Class K shares:

•	Class K shares where the retirement plan’s dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him.

General Information Regarding Purchases, Exchanges and Redemptions

Good Order. Purchase, exchange and redemption orders must be received in good order. To be in good order, an investor must supply AIS with all required information and documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to AIS in its sole discretion.

Timing of Purchase Orders. It is the responsibility of the dealer or other financial intermediary to ensure that all orders are transmitted on a timely basis to AIS. Any loss resulting from the failure of the dealer or financial intermediary to submit an order within the prescribed time frame will be borne by that dealer or financial intermediary. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

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Signature Guarantees. In addition to those circumstances listed in the “Shareholder Information” section of each Fund’s prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; and (4) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an “eligible guarantor institution” as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in AIS’s current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. AIS will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an “eligible guarantor institution,” an investor should contact the Client Services Department of AIS.

Transactions by Telephone. By signing an account application form, an investor appoints AIS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AIS in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. AIS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that AIS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder’s Social Security Number and current address, and mailings of confirmations promptly after the transactions. AIS reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

Internet Transactions. An investor may effect transactions in his account through the internet by establishing a Personal Identification Number (PIN). By establishing a PIN, the investor acknowledges and agrees that neither AIS nor AIM Distributors will be liable for any loss, expense or cost arising out of any internet transaction effected by them in accordance with any instructions submitted by a user who transmits the PIN as authentication of his or her identity. Procedures for verification of internet transactions include requests for confirmation of the shareholder’s personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that the ability to effect internet transactions may be terminated at any time by the AIM Funds.

Authorized Agents. AIS and AIM Distributors may authorize agents to accept purchase and redemption orders that are in good form on behalf of the AIM Funds. In certain cases, these authorized agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received the purchase or redemption order when the Fund’s authorized agent or its designee accepts the order. The order will be priced at the net asset value next determined after the order is accepted by the Fund’s authorized agent or its designee.

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Abandoned Property. It is the responsibility of the investor to ensure that AIS maintains a correct address for his account(s). An incorrect address may cause an investor’s account statements and other mailings to be returned to AIS. Upon receiving returned mail, AIS will attempt to locate the investor or rightful owner of the account. If unsuccessful, AIS will retain a shareholder locator service with a national information database to conduct periodic searches for the investor. If the search firm is unable to locate the investor, the search firm will determine whether the investor’s account has legally been abandoned. AIS is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.

Offering Price

The following formula may be used to determine the public offering price per Class A share of an investor’s investment:

Net Asset Value / (1 – Sales Charge as % of Offering Price ) = Offering Price.

For example, at the close of business on July 30, 2004, AIM Dynamics Fund – Class A shares had a net asset value per share of $14.21. The offering price, assuming an initial sales charge of 5.50%, therefore was $15.04.

Shares of the Institutional Class are offered at net asset value.

Calculation of Net Asset Value

The Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, the Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the NYSE. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. The Fund determines net asset value per share by dividing the value of the Fund’s securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund’s net asset value per share is made in accordance with generally accepted accounting principles. The net asset value for shareholder transactions may be different than the net asset value reported in the Fund’s financial statements due to adjustments required by generally accepted accounting principles made to the net assets of the Fund at period end.

Each security (excluding convertible bonds) held by the Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) or absent a NOCP, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt securities (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

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Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specifically authorized by the Board. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of each Fund’s shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds.

Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of the Fund is determined only on business days of the Fund, the net asset value per share of the Fund may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.

Redemption In Kind

Although the Fund generally intends to pay redemption proceeds solely in cash, the Funds reserve the right to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). The Fund may make a redemption in kind, for instance, if a cash redemption would disrupt its operations or performance. Securities delivered as payment in redemptions in kind will be valued at the same value assigned to them in computing the applicable Fund’s net asset value per share. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. If a Fund has made an election under Rule 18f-1 under the 1940 Act, the Fund is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund’s net assets in any 90-day period.

Backup Withholding

Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service (“IRS”) Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

Each AIM Fund, and other payers, generally must withhold, 28% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number (“TIN”) and a certification that he is not subject to backup withholding.

An investor is subject to backup withholding if:

1.	the investor fails to furnish a correct TIN to the Fund;

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2.	the IRS notifies the Fund that the investor furnished an incorrect TIN;

3.	the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor’s tax return (for reportable interest and dividends only);

4.	the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

5.	the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1), (2) or (5) above applies.

Certain payees and payments are exempt from backup withholding and information reporting. AIM or AIS will not provide Form 1099 to those payees.

Investors should contact the IRS if they have any questions concerning withholding.

IRS Penalties – Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

Nonresident Aliens – Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

OTHER SERVICE PROVIDERS

Independent Accountants

PricewaterhouseCoopers LLP, 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, is the independent registered public accounting firm of the Trust. The independent registered public accounting firm is responsible for auditing the financial statements of the Fund. PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts, acted as the independent accountants to the Fund’s predecessor, the Pell Rudman Portfolio, from its inception on September 10, 1998 to April 30, 2001.

Custodian

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110 is the custodian of the cash and investment securities of the Trust. The custodian is also responsible for, among other things, receipt and delivery of the Fund’s investment securities in accordance with procedures and conditions specified in the custody agreement with the Trust. The custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Fund to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories.

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Transfer Agent

AIM Investment Services, Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046, is the Trust’s transfer agent, registrar, and dividend disbursing agent. The Transfer Agency and Service Agreement (the “TA Agreement”) between the Trust and AIS provides that AIS will perform certain shareholder services for the Funds. For servicing accounts holding Class A, A3, B, C, K, R, AIM Cash Reserve and Investor Class Shares, the TA Agreement provides that the Trust on behalf of the Funds will pay AIS at a rate of $17.08 per open shareholder account plus certain out of pocket expenses, whether such account is serviced directly by AIS or by a third party pursuant to a sub-transfer agency, omnibus account service, sub-accounting, or networking agreement. This fee is paid monthly at the rate of 1/12 of the annual fee and is based upon the number of open shareholder accounts during each month.

For servicing accounts holding Institutional Class Shares, the TA Agreement provides that the Trust on behalf of the Funds will pay AIS a fee equal to $2.00 per trade executed to be billed monthly plus certain out of pocket expenses. In addition, for servicing accounts holding Institutional Class Shares, the Trust on behalf of the Funds, is required to reimburse AIS for servicing such accounts to the extent that an account is serviced by a third party pursuant to a sub-transfer agency, omnibus account service, sub-accounting, or networking agreement. AIS has agreed to waive the right to collect any fee or reimbursement to which it is entitled, to the extent that such fee or reimbursement would cause the fees and expenses incurred by the Institutional Class Shares to exceed 0.10% of the average net assets attributable to such class of the Funds.

Legal Counsel

Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, PA 19103-7599.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions

AIM makes decisions to buy and sell securities for the Fund, selects broker-dealers, effects the Fund’s investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. AIM’s primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Fund may not pay the lowest commission or spread available. See “Brokerage Selection” below.

Some of the securities in which the Fund invests are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected at either net prices without commissions, but which include compensation to the broker-dealer in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks.

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Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

Commissions

The Fund may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, the Fund may purchase or sell a security from or to certain other AIM Funds or accounts (and may invest in Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

Brokerage Selection

Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided … viewed in terms of either that particular transaction or [AIM’s] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion.” The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, the Fund may pay a broker higher commissions than those available from another broker.

Research services received from broker-dealers supplement AIM’s own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust’s trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include providing electronic communications of trade information, providing custody services, as well as providing equipment used to communicate research information providing specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, arranging meetings with management of companies, and providing access to consultants who supply research information.

The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM’s staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM’s clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM’s research and analysis and that they improve the quality of AIM’s investment advice. The advisory fee paid by the Fund

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is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

AIM may determine target levels of brokerage business with various brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; and (2) the research services provided by the broker. Portfolio transactions also may be effected through broker-dealers that recommend the AIM Funds to their clients, or that act as agent in the purchase of the AIM Funds’ shares for their clients. AIM will not enter into a binding commitment with brokers to place trades with such brokers involving brokerage commissions in precise amounts.

Allocation of Portfolio Transactions

AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Fund. Occasionally, identical securities will be appropriate for investment by the Fund and by another AIM Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect the Fund’s ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM results in transactions which could have an adverse effect on the price or amount of securities available to an AIM Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment. This procedure would apply to transactions in both equity and fixed income securities.

Allocation of Initial Public Offering (“IPO”) Transactions

Certain of the AIM Funds or other accounts managed by AIM may become interested in participating in IPOs. Purchases of IPOs by one AIM Fund or account may also be considered for purchase by one or more other AIM Funds or accounts. It shall be AIM’s practice to specifically combine or otherwise bunch indications of interest for IPOs for all AIM Funds and accounts participating in purchase transactions for that IPO, and to allocate such transactions in accordance with the following procedures:

AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including market capitalization/liquidity suitability and sector/style suitability of the investment with the AIM Fund’s or accounts investment objective, policies, strategies and current holdings. The allocation of securities issued in IPOs will be made to eligible AIM Funds and accounts on a pro rata basis based on order size.

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Brokerage Commissions and Underwriting Discounts

The aggregate dollar amount of brokerage commissions and underwriting discounts paid by the Fund for the periods outlined in the table below were:

Brokerage commissions paid by the Fund listed below during the last four fiscal periods ended were as follows:

AIM Mid Cap Stock Fund

Year Ended July 31, 2004	$49,402
Period Ended July 31, 2003[1]	$8,176
Year Ended April 30, 2003	$18,189
Period Ended April 30, 2002[2]	$14,253

[1]	For the period May 1, 2003 through July 31, 2003.
[2]	For the period October 2, 2001 through April 30, 2002.

During the last fiscal year ended July 31, 2004, the Fund allocated the following amount of transactions to broker-dealers that provided AIM with certain research, statistics and other information:

Fund	Transactions	Related Brokerage Commissions
AIM Mid Cap Stock Fund	$16,325,910.36	$27,892.56

At July 31, 2004, the Fund held debt and equity securities of its regular brokers or dealers, or their parents, as follows:

Fund	Issuer	Security	Value of Securities at July 31, 2004
AIM Mid Cap Stock Fund	Legg Mason, Inc.	Common Stock	$388,773

Neither the Advisor nor any affiliate of the Advisor receives any brokerage commissions on portfolio transactions effected on behalf of the Fund, and there is no affiliation between the Advisor or any person affiliated with the Advisor or the Fund and any broker-dealer that executes transactions for the Fund.

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TAX CONSEQUENCES OF OWNING SHARES OF THE FUND

The Fund has elected to be taxed under Subchapter M of the Code as a regulated investment company and intends to maintain its qualifications as such in each of its taxable years. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities and other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock or securities (the “Income Requirement”). Under certain circumstances, a Fund may be required to sell portfolio holdings to meet this requirement.

Each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the “Asset Diversification Test”). Under this test, at the close of each quarter of each Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund’s current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders and will be eligible for treatment as qualifying dividend income.

Dividends paid by the Fund from net investment income as well as distributions of net realized short-term capital gain and net realized gain from certain foreign currency transactions are taxable for federal income tax purposes as ordinary income to shareholders. After the end of each calendar year, the Fund sends shareholders information regarding the amount and character of dividends paid in the year. Dividends eligible for the dividends-received deduction will be limited to the aggregate amount of qualifying dividends that the Fund derives from its portfolio investments. After the end of each fiscal year, the Fund sends information to shareholders regarding the amount of dividends paid during the fiscal year that are eligible for the dividends-received deduction.

Ordinary income dividends paid by a Fund to individuals and other noncorporate taxpayers will be treated as qualified dividend income that is subject to tax at a maximum rate of 15% to the extent of the amount

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of qualifying dividends received by the Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, or are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program. In addition, qualifying dividends include dividends paid with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. However, dividends received by a Fund from foreign personal holding companies, foreign investment companies or PFICs are not qualifying dividends. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of a Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by a Fund will be qualifying dividend income.

The Fund realizes a capital gain or loss when it sells a portfolio security for more or less than it paid for that security. Capital gains and losses are divided into short-term and long-term, depending on how long the Fund held the security which gave rise to the gain or loss. If the security was held one year or less the gain or loss is generally considered short-term, while holding a security for more than one year will generate a long-term gain or loss. A capital gain distribution consists of long-term capital gains which are taxed at the capital gains rate. If total long-term gains on sales exceed total short-term losses, including any losses carried forward from previous years, the Fund will have a net capital gain.

The Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 15% for noncorporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Dividends paid by the Fund from net capital gain are, for federal income tax purposes, taxable to the shareholder as a long-term capital gain regardless of how long a shareholder has held shares of the Fund. Such distributions are not eligible for the dividends-received deduction and will not be treated as qualifying dividend income. After the end of each fiscal year, the Fund sends information to shareholders regarding the amount of capital gain dividends paid during the year.

All dividends and capital gain distributions, to the extent of the Fund’s earnings and profits, are taxable income to the shareholder, whether such dividends and distributions are reinvested in additional shares or paid in cash. If the net asset value of the Fund’s shares should be reduced below a shareholder’s cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be a return of invested capital. Accordingly, if shares of the Fund are purchased shortly before a distribution, a portion of the purchase price for the shares may then be returned to the shareholder as a taxable dividend or capital gain.

If it invests in foreign securities, the Fund may be subject to the withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund unless the Fund meets the qualifications and makes the election to enable it to pass these taxes through to shareholders for use by them as a foreign tax credit or deduction. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average value of at least 50% of its assets produce, or are held for the

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production of, passive income. The Fund intends to “mark-to-market” its stock in any PFIC. In this context, “marking-to-market” means including in ordinary income for each taxable year the excess, if any, of the fair market value of the PFIC stock over the Fund’s adjusted basis in the PFIC stock as of the end of the year. In certain circumstances, the Fund will also be allowed to deduct from ordinary income the excess, if any, of its adjusted basis in PFIC stock over the fair market value of the PFIC stock as of the end of the year. The deduction will only be allowed to the extent of any PFIC mark-to-market gains recognized as ordinary income in prior years. The Fund’s adjusted tax basis in each PFIC stock for which it makes this election will be adjusted to reflect the amount of income included or deduction taken under the election.

Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currencies that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders.

The transfer agent may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders and will not be reported to the Internal Revenue Service (the “IRS”). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by the transfer agent will be computed using the single-category average cost method, although neither the transfer agent nor the Fund recommends any particular method of determining cost basis. Other methods may result in different tax consequences. Even if you have reported gains or losses for the Fund in past years using another basis method, you may be able to use the average cost method for determining gains or losses in the current year. However, once you have elected to use the average cost method, you must continue to use it unless you apply to the IRS for permission to change methods. Likewise, changing to any basis method other than the average cost method requires IRS approval.

If you sell Fund shares at a loss after holding them for six months or less, your loss will be treated as long-term (instead of short-term) capital loss to the extent of any capital gain distributions that you may have received on those shares. Similarly, if you sell Fund shares at a loss after holding them for six months or less, you loss will be disallowed to the extent of any exempt-interest dividends that you may have received on those shares. If you pay a sales charge to acquire shares, that sales charge is generally treated as part of your cost basis for determining gain or loss upon disposition of those shares. However, if you exchange your shares within ninety days of acquisition and the sales charge was paid on the original shares, then the sales charge is not treated as part of your cost basis on the original shares, but instead, carries over to be included as part of your cost basis in the new or replacement shares.

The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

You should consult your own tax advisor regarding specific questions as to federal, state, and local taxes. Dividends and capital gain distributions will generally be subject to applicable state and local taxes. Qualification, for income tax purposes, as a regulated investment company under the Internal Revenue Code of 1986, as amended, does not entail government supervision of management or investment policies. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on November 4, 2004.

PERFORMANCE

From time to time, the Fund’s sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general

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information about mutual funds, discussions regarding investment styles, such as the growth, value or GARP (growth at a reasonable price) styles of investing, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

To keep shareholders and potential investors informed, AIM will occasionally advertise the Fund’s total return for one-, five-, and ten-year periods (or since inception). Most advertisements of the Fund will disclose the maximum front-end sales charge imposed on purchases of the Fund’s Class A shares and/or the applicable CDSC imposed on redemption of the Fund’s Class B and Class C shares. If any advertised performance data does not reflect the maximum front-end sales charge (if any) or the applicable CDSC, such advertisement will disclose that the sales charge or CDSC has not been deducted in computing the performance data, and that, if reflected, such charges would reduce the performance quoted.

The Fund’s total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for Class A shares reflects the deduction of the maximum front-end sales charge at the time of purchase. Standardized total return for Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period. A 1.00% - 5.00% CDSC may be charged on redemptions of Class B shares held six years or less, other than shares acquired through reinvestment of dividends and other distributions. A 1.00% CDSC may be charged on redemptions of Class C shares held twelve months or less, other than shares acquired through reinvestment of dividends and other distributions. Please see the section entitled “Distributor” for additional information on CDSCs. Total returns quoted in advertising reflect all aspects of the Fund’s return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund’s net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual returns tend to even out variations in the Fund’s returns, investors should realize that the Fund’s performance is not constant over time, but changes from year to year, and that average annual returns do not represent the actual year-to-year performance of the Fund.

In addition to average annual returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total return shows the actual rate of return on an investment for the period cited; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to “smooth out” fluctuations in the Fund’s investment results, because they do not show the interim variations in performance over the periods cited. Total returns may be quoted with or without taking the Fund’s maximum applicable Class A front-end sales charge or Class B or Class C CDSC into account. Excluding sales charges from a total return calculation produces a higher total return figure.

More information about the Fund’s recent and historical performance is contained in the Trust’s Annual Report to Shareholders. You can get a free copy by calling or writing to AIS using the telephone number or address on the back cover of the Fund’s Prospectuses.

The Fund may participate in the Initial Public Offering (“IPO”) market, and a significant portion of the Fund’s returns may be attributable to its investment in IPOs, which have a magnified impact in the event the Fund has a small asset base. If this occurs, there is no guarantee that as the Fund’s assets grow, they will continue to experience substantially similar performance by investing in IPOs.

When we quote mutual fund rankings published by Lipper Inc., we may compare the Fund to others in its appropriate Lipper category, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare the Fund to its peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials.

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Performance figures are based on historical earnings and are not intended to suggest future performance.

Average annual total return performance for the one-, five-, and ten-year periods (or since inception) ended July 31, 2004 was:

Class	1 Year	5 Years	Since Inception
Institutional Class[1]
Return Before Taxes	10.97%	5.24%	9.82%%[2]
After Taxes on Distributions	10.97%	4.60%	9.25%[2]
After Taxes on Distributions and Sale of Fund Shares	7.13%	4.20%	8.31%[2]
Investor Class
Return Before Taxes	10.79%	N/A	16.14%[3]
After Taxes on Distributions	10.79%	N/A	16.14%[3]
After Taxes on Distributions and Sale of Fund Shares	7.01%	N/A	13.85%[3]
Class A (Including Front-End Sales Charge)
Return Before Taxes	4.66%	N/A	7.88%[4]
After Taxes on Distributions	4.66%	N/A	7.88%[4]
After Taxes on Distributions and Sale of Fund Shares	3.03%	N/A	6.76%[4]
Class B (Including CDSC)
Return Before Taxes	4.93%	N/A	8.35%[4]
After Taxes on Distributions	4.93%	N/A	8.35%[4]
After Taxes on Distributions and Sale of Fund Shares	3.21%	N/A	7.17%[4]
Class C (Including CDSC)
Return Before Taxes	9.00%	N/A	9.03%[4]
After Taxes on Distributions	9.00%	N/A	9.03%[4]
After Taxes on Distributions and Sale of Fund Shares	5.85%	N/A	7.76%[4]

[1]	The Pell Rudman Portfolio reorganized into the INVESCO Mid-Cap Growth Fund and merged its investment operations on October 2, 2001. Shareholders of the Pell Rudman Mid-Cap Growth Portfolio received Institutional Class shares of the INVESCO Mid-Cap Growth Fund.
[2]	Since inception September 9, 1998.
[3]	Since inception September 3, 2002.
[4]	Since inception October 1, 2001.

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Average annual total return performance for each of the periods indicated was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1 + T)n = ERV

where:	P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of initial payment

Average annual total return after taxes on distributions and after taxes on distributions and sale of Fund shares is computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value, according to the following formula:

After taxes on distributions:

P(1 + T)n =ATVD

where:	P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions)
n = number of years
ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion) after taxes on fund distributions but not after taxes on redemption.

After taxes on distributions and redemption:

P(1 + T)n =ATVDR

where:	P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions and redemption)
n = number of years
ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion) after taxes on fund distributions and redemptions.

The average annual total return performance figures will be determined by solving the above formula for “T” for each time period indicated.

In conjunction with performance reports, comparative data between the Fund’s performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

In conjunction with performance reports and/or analyses of shareholder services for the Fund, comparative data between that Fund’s performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, S&P, Lipper Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the NYSE, the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Fund. These sources utilize information compiled (i) internally; (ii) by Lipper Inc.; or (iii) by other recognized analytical services.

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The Lipper Inc. mutual fund rankings and comparisons which may be used by the Fund in performance reports will be drawn from the following mutual fund grouping, in addition to the broad-based Lipper general fund groupings:

Fund	Lipper Mutual Fund Category
MidCap Stock Fund	Mid-Cap Growth Funds

Sources for Fund performance information and articles about the Fund include, but are not limited to, the following:

Advertising Age	Forbes	Nation’s Business
Barron’s	Fortune	New York Times
Best’s Review	Hartford Courant	Pension World
Bloomberg	Inc.	Pensions & Investments
Broker World	Institutional Investor	Personal Investor
Business Week	Insurance Forum	Philadelphia Inquirer
Changing Times	Insurance Week	The Bond Buyer
Christian Science Monitor	Investor’s Business Daily	USA Today
Consumer Reports	Journal of the American	U.S. News & World Report
Economist	Society of CLU & ChFC	Wall Street Journal
FACS of the Week	Kiplinger Letter	Washington Post
Financial Planning	Money	CNN
Financial Product News	Mutual Fund Forecaster	CNBC
Financial Services Week		PBS
Financial World

Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

Bank Rate Monitor	Morningstar, Inc.
Bloomberg	Standard & Poor’s
FactSet Date Systems	Strategic Insight
Lipper, Inc.	Thompson Financial

REGULATORY INQUIRIES AND PENDING LITIGATION

The mutual fund industry as a whole is currently subject to regulatory inquires and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

As described in the prospectuses for the AIM Funds, INVESCO Funds Group, Inc. (“IFG”), the former investment advisor to certain AIM Funds, and A I M Advisors, Inc. (“AIM”), the investment advisor to the AIM Funds, reached final settlements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), the

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Colorado Division of Securities (“CODS”) and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future. This statement of additional information will be supplemented periodically to disclose any such additional regulatory actions, civil lawsuits and/or regulatory inquiries.

Ongoing Regulatory Inquiries Concerning IFG and AIM

IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. (“NASD”), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor (“DOL”) and the United States Attorney’s Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG.

AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney’s Office for the Southern District of New York, the United States Attorney’s Office for the Central District of California, the United States Attorney’s Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds.

Private Civil Actions Alleging Market Timing

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities

71

laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds’ advisory agreements; interest; and attorneys’ and experts’ fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of October 8, 2004 is set forth in Appendix F-1.

All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the “MDL Court”) for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties. A list identifying the amended complaints in the MDL Court is included in Appendix F-1. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court. This lawsuit is identified in Appendix F-1.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys’ fees and costs. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of October 8, 2004 is set forth in Appendix F-2.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. (“IINA”), ADI and/or INVESCO Distributors, Inc. (“INVESCO Distributors”)) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds’ advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys’ and experts’ fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of October 8, 2004 is set forth in Appendix F-3.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and

72

attorneys’ and experts’ fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of October 8, 2004 is set forth in Appendix F-4.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. (“AIS”) and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds’ advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys’ and experts’ fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of October 8, 2004 is set forth in Appendix F-5.

73

APPENDIX A

RATINGS OF DEBT SECURITIES

The following is a description of the factors underlying the debt ratings of Moody’s, S&P and Fitch:

Moody’s Long-Term Debt Ratings

Moody’s corporate ratings areas follows:

Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa rated bonds appear somewhat larger than those securities rated Aaa.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

A-1

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody’s Short-Term Prime Rating System

Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers.

Prime-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Note: In addition, in certain countries the prime rating may be modified by the issuer’s or guarantor’s senior unsecured long-term debt rating.

Moody’s municipal ratings are as follows:

Moody’s U.S. Long-Term Municipal Bond Rating Definitions

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

A-2

Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Also, Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

Moody’s MIG/VMIG US Short-Term Ratings

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody’s Investment Grade (MIG) and are divided into three levels – MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue’s specific structural or credit features.

Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

A-3

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard & Poor’s Long-Term Corporate and Municipal Ratings

Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

S&P describes its ratings for corporate and municipal bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

NR: Not Rated.

S&P Dual Ratings

S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

A-4

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

S&P Commercial Paper Ratings

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

S&P Short-Term Municipal Ratings

An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependant the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch Long-Term Credit Ratings

Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely

A-5

basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: “investment grade” ratings (international Long-term ‘AAA’ – ‘BBB’ categories; Short-term ‘F1’ – ‘F3’) indicate a relatively low probability of default, while those in the “speculative” or “non-investment grade” categories (international Long-term ‘BB’ – ‘D’; Short-term ‘B’ – ‘D’) either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on ‘AAA’ rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for ‘BBB’ rated bonds was 0.35%, and for ‘B’ rated bonds, 3.0%.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

A-6

Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

NR: Indicates that Fitch does not rate the specific issue.

Withdrawn: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch’s discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

RatingWatch: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

Fitch Speculative Grade Bond Ratings

BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met.

B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

CC: Default of some kind appears probable.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.

Fitch Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

A-7

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Issues assigned this rating are in actual or imminent payment default.

A-8

APPENDIX B

TRUSTEES AND OFFICERS

As of July 31, 2004

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Other Trusteeship(s) Held by Trustee
Interested Persons

Robert H. Graham[1] — 1946 Trustee and President	2003

Director and Chairman, A I M Management Group Inc. (financial services holding company); Director and Vice Chairman, AMVESCAP PLC and Chairman of AMVESCAP PLC – AIM Division (parent of AIM and a global investment management firm)

Formerly: President and Chief Executive Officer, A I M Management Group Inc.; Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director and Chairman, A I M Capital Management, Inc. (registered investment advisor), A I M Distributors, Inc. (registered broker dealer), AIM Investment Services, Inc., (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC – Managed Products

			None

Mark H. Williamson[2] — 1951 Trustee and Executive Vice President	1998

Director, President and Chief Executive Officer, A I M Management Group Inc. (financial services holding company); Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director, A I M Capital Management, Inc. (registered investment advisor) and A I M Distributors, Inc. (registered broker dealer); Director and Chairman, AIM Investment Services, Inc., (registered transfer agent), Fund Management Company (registered broker dealer); and INVESCO Distributors, Inc. (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC – AIM Division (parent of AIM and a global investment management firm)

Formerly: Director, Chairman, President and Chief Executive Officer, INVESCO Funds Group, Inc.; President and Chief Executive Officer, Chief Executive Officer, AMVESCAP PLC – Managed Products; Chairman and Chief Executive Officer of NationsBanc Advisors, Inc.; and Chairman of NationsBanc Investments, Inc.

			None

[1]	Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of the Trust.
[2]	Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

B-1

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Other Trusteeship(s) Held by Trustee
Independent Trustees
Bruce L. Crockett[3] — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); and Captaris, Inc. (unified messaging provider)

Bob R. Baker— 1936 Trustee	1983	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Partner, law firm of Baker & McKenzie	Badgley Funds, Inc. (registered investment company)

James T. Bunch— 1942 Trustee	2000	Co-President and Founder, Green, Manning & Bunch Ltd. (investment banking firm); and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	None

Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management) and Magellan Insurance Company

Formerly: Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; and director of various affiliated Volvo companies

			Cortland Trust, Inc. (Chairman) (registered investment company); Annuity and Life Re (Holdings), Ltd. (insurance company)

Edward K. Dunn, Jr. — 1935 Trustee	2003	Retired Formerly: Chairman, Mercantile Mortgage Corp.; President and Chief Operating Officer, Mercantile-Safe Deposit & Trust Co.; and President, Mercantile Bankshares Corp.	None

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company) and Texana Timber LP (sustainable forestry company)	Administaff ; and Discovery Global Education Fund (non-profit)

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Cortland Trust, Inc. (registered investment company)

Gerald J. Lewis — 1933 Trustee	2000	Chairman, Lawsuit Resolution Services (San Diego, California) Formerly: Associate Justice of the California Court of Appeals	General Chemical Group, Inc.

Prema Mathai-Davis — 1950 Trustee	2003	Formerly: Chief Executive Officer, YWCA of the USA	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	None

[3]	Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

B-2

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Other Trusteeship(s) Held by Trustee
Ruth H. Quigley — 1935 Trustee	2003	Retired	None

Louis S. Sklar — 1939 Trustee	2003	Executive Vice President, Development and Operations, Hines Interests Limited Partnership (real estate development company)	None

Larry Soll, — 1942 Trustee	1997	Retired	None

Other Officers
Lisa O. Brinkley[4] — 1959 Senior Vice President and Chief Compliance Officer	2004

Senior Vice President, A I M Management Group Inc. (financial services holding company); Senior Vice President and Chief Compliance Officer, A I M Advisors, Inc.; President and Chief Compliance Officer, A I M Capital Management, Inc. and A I M Distributors, Inc; and Vice President, AIM Investment Services, Inc. and Fund Management Company

Formerly: Senior Vice President and Compliance Director, Delaware Investments Family of Funds

			N/A

Kevin M. Carome – 1956 Senior Vice President, Secretary and Chief Legal Officer	2003

Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; Director and Vice President, INVESCO Distributors, Inc.; Vice President, A I M Capital Management, Inc., A I M Distributors, Inc. and AIM Investment Services, Inc.; and Director, Vice President and General Counsel, Fund Management Company

Formerly: Senior Vice President and General Counsel, Liberty Financial Companies, Inc.; and Senior Vice President and General Counsel, Liberty Funds Group, LLC

			N/A

Robert G. Alley — 1948 Vice President	2003	Managing Director, Chief Fixed Income Officer, and Senior Investment Officer, A I M Capital Management, Inc. and Vice President, A I M Advisors, Inc.	N/A

Stuart W. Coco – 1955 Vice President	2003	Managing Director and Director of Money Market Research and Special Projects, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2003	Director of Cash Management, Managing Director and Chief Cash Management Officer, A I M Capital Management, Inc.; Director and President, Fund Management Company; and Vice President, A I M Advisors, Inc.	N/A

[4]	Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

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Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Other Trusteeship(s) Held by Trustee
Sidney M. Dilgren — 1961 Vice President and Treasurer	2004	Vice President and Fund Treasurer, A I M Advisors, Inc.; Formerly: Vice President, A I M Distributors, Inc.; and Senior Vice President, AIM Investment Services, Inc.	N/A

Edgar M. Larsen— 1940 Vice President	2003

Director and Executive Vice President, A I M Management Group Inc., Senior Vice President, A I M Advisors, Inc.; and Director, Chairman, President, Director of Investments, Chief Executive Officer and Chief Investment Officer, A I M Capital Management, Inc.

Formerly: Director of AIM Advisors, Inc.

			N/A

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Trustee Ownership Of Fund Shares As Of December 31, 2003

Name of Trustee	Dollar Range of Equity Securities Per Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in The AIM Family of Funds®
Robert H. Graham	AIM Dynamics Fund	$50,001 -$100,000	Over $100,000

Mark H. Williamson	AIM Dynamics Fund	Over $100,000	Over $100,000

Bob R. Baker	AIM Dynamics Fund AIM Mid Cap Stock Fund AIM Small Company Growth Fund AIM S&P 500 Index Fund	$1 - $10,000 $1 - $10,000 $1 - $10,000 $1 - $10,000	Over $100,000

Frank S. Bayley	-0-		$50,001 – $100,000

James T. Bunch	AIM Dynamics Fund AIM Mid Cap Stock Fund AIM Small Company Growth Fund AIM S&P 500 Index Fund	$1 - $10,000 $1 - $10,000 $1 - $10,000 $1 - $10,000	Over $100,000

Bruce L. Crockett	-0-		$10,001 – $50,000

Albert R. Dowden	-0-		Over $100,000

Edward K. Dunn, Jr.			Over $100,000	(5)

Jack M. Fields	-0-		Over $100,000	(5)

Carl Frischling	-0-		Over $100,000	(5)

Gerald J. Lewis	AIM Dynamics Fund AIM Mid Cap Stock Fund AIM Small Company Growth Fund AIM S&P 500 Index Fund	$10,001 - $50,000 $1 - $10,000 $1 - $10,000 $1 - $10,000	$50,001 – $100,000

Prema Mathai-Davis	-0-		$1 – $10,000	(5)

Lewis F. Pennock	-0-		$50,001 – $100,000

Ruth H. Quigley	-0-		$1 – $10,000

Louis S. Sklar	-0-		Over $100,000	(5)

Larry Soll	AIM Dynamics Fund AIM Mid Cap Stock Fund AIM Small Company Growth Fund AIM S&P 500 Index Fund	$10,001 - $50,000 $1 - $10,000 $50,001 -$100,000 $1 - $10,000	Over $100,000

[5]	Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

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APPENDIX C

TRUSTEE COMPENSATION TABLE

Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2003:

Trustee	Aggregate Compensation from the Trust(1)	Retirement Benefits Accrued by All AIM Funds	Estimated Annual Benefits Upon Retirement From AIM Funds (2)	Total Compensation From All AIM Funds(3)
Bob R. Baker	$15,576	$32,635	$114,131	$154,554
Frank S. Bayley(4)	5,361	131,228	90,000	159,000
James T. Bunch	14,836	20,436	90,000	138,679
Bruce L. Crockett(4)	5,361	46,000	90,000	160,000
Albert R. Dowden(4)	5,361	57,716	90,000	159,000
Edward K. Dunn, Jr.(4)	5,361	94,860	90,000	160,000
Jack M. Fields(4)	5,361	28,036	90,000	159,000
Carl Frischling(4)	5,320	40,447	90,000	160,000
Gerald J. Lewis	14,432	20,436	90,000	142,054
Prema Mathai-Davis(4)	5,361	33,142	90,000	160,000
Lewis F. Pennock(4)	5,361	49,610	90,000	160,000
Ruth H. Quigley(4)	5,361	126,050	90,000	160,000
Louis S. Sklar(4)	5,361	72,786	90,000	160,000
Larry Soll	14,432	48,830	108,090	140,429

(1)	Amounts shown are based upon the fiscal year ended July 31, 2004. Ms. Sueann Ambron and Messrs. Victor L. Andrews, Lawrence H. Budner and John W. McIntrye served as directors of AIM Stock Funds, Inc. prior to October 21, 2003. During the fiscal year ended July 31, 2004, the aggregate compensation received from the Company by Ms. Ambron and Messrs. Andrews, Budner, and McIntrye was $12,037, $9,241, $9,241 and $9,535, respectively. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended July 31, 2004 including earnings was $35,221.56.
(2)	These amounts represent the estimated annual benefits payable by the AIM Funds upon the trustees’ retirement. These estimated benefits assume each trustee serves until his or her normal retirement date and has ten years of service.
(3)	All trustees currently serve as trustee of 19 registered investment companies advised by AIM.
(4)	Messrs. Bayley, Crockett, Dowden, Dunn, Fields, Frischling, Pennock and Sklar, Dr. Mathai-Davis and Miss Quigley were elected as trustees of the Trust on October 21, 2003.

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APPENDIX D

PROXY POLICIES AND PROCEDURES

(as amended September 16, 2004)

A.	Proxy Policies

Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and AIM Alternative Asset Management Company (each an “AIM Advisor” and collectively “AIM”) has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company’s board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company’s board of directors, and we do not currently expect that trend to change. Although AIM’s proxy voting policies are stated below, AIM’s proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

I.	Boards Of Directors

A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.

There are some actions by directors that should result in votes being withheld. These instances include directors who:

•	Are not independent directors and (a) sit on the board’s audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

•	Attend less than 75 percent of the board and committee meetings without a valid excuse;

•	Implement or renew a dead-hand or modified dead-hand poison pill;

•	Sit on the boards of an excessive number of companies;

•	Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

•	Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

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Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Portfolio manager’s assessment;

•	Qualifications of director nominees (both slates);

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

•	Background to the proxy contest.

II.	Independent Auditors

A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company’s auditors unless:

•	It is not clear that the auditors will be able to fulfill their function;

•	There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company’s financial position; or

•	The auditors have a significant professional or personal relationship with the issuer that compromises the auditors’ independence.

III.	Compensation Programs

Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders’ ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

•	We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

•	We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

•	We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock’s current market price, ability to issue reload options, or automatic share replenishment (“evergreen”) feature.

•	We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

•	We will generally support the board’s discretion to determine and grant appropriate cash compensation and severance packages.

D-2

IV.	Corporate Matters

We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company’s industry and performance in terms of shareholder returns.

•	We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

•	We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

•	We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company’s industry and performance in terms of shareholder returns.

•	We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

V.	Shareholder Proposals

Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal’s impact on the company’s short-term and long-term share value, its effect on the company’s reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company’s overall corporate governance provisions, and the reasonableness of the request.

•	We will generally abstain from shareholder social and environmental proposals.

•	We will generally support the board’s discretion regarding shareholder proposals that involve ordinary business practices.

•	We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company’s corporate governance standards indicate that such additional protections are warranted.

•	We will generally vote for proposals to lower barriers to shareholder action.

•	We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of “TIDE” provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

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VI.	Other

•	We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

•	We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

•	We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

AIM’s proxy policies, and the procedures noted below, may be amended from time to time.

B.	Proxy Committee Procedures

The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers’ views regarding a proposal’s impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.

AIM’s proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries (“ISS”), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds’ Board of Trustees on a periodic basis regarding issues where AIM’s votes do not follow the recommendation of ISS or another provider because AIM’s proxy policies differ from those of such provider.

In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds’ Board of Trustees:

1.	Other than by voting proxies and participating in Creditors’ committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

2.	AIM will not publicly announce its voting intentions and the reasons therefore.

3.	AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

4.	All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM’s concerns for its advisory clients’ interests and not for an attempt to influence or control management.

C.	Business/Disaster Recovery

If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies

D-4

stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS’ proxy policies and procedures, which may vary slightly from AIM’s.

D.	Restrictions Affecting Voting

If a country’s laws allow a company in that country to block the sale of the company’s shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager’s ability to trade in a stock in order to vote at a shareholder meeting.

E.	Conflicts of Interest

The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM’s interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM’s relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM’s relationship with the company into account, and will vote the company’s proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

In the event that AIM’s proxy policies and voting record do not guide the proxy committee’s vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds’ Board of Trustees in the next quarterly report.

To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

F.	Fund of Funds

When an AIM Fund that invests in another AIM Fund(s) has the right to vote on the proxy of the underlying AIM Fund, AIM will seek guidance from the Board of Trustees of the investing AIM Fund on how to vote such proxy.

D-5

APPENDIX E

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust’s equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

All information listed below is as of November 1, 2004.

AIM Dynamics Fund

	Investor Class Shares	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Institutional Class Shares
Name and Address of Principal Holder	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record
AIM Aggressive Asset Allocation Fund Omnibus Account c/o AIM Advisors 11 Greenway Plaza, Suite 100 Houston, TX 77046-1173	—	—	—	—	—	14.89%

American Express Trust American Express Trust Retirement Services Plans Attn: Chris Hunt 996 AXP Financial Ctr. Minneapolis, MN 55474-0009	—	—	—	—	—	82.04%

	Investor Class Shares	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Institutional Class Shares
Name and Address of Principal Holder	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record
Charles Schwab & Co. Inc. Special Custody For the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St., San Francisco, CA 94104-4122	9.13%	23.48%	—	—	—	—

Connecticut General Life Ins c/o Hector Flores H18D One Commercial Plaza 280 Trumbull St. Hartford Ct. 06103-3509	5.87%	—	—	—	—	—

Delaware Charter Guarantee & Trust FBO Principal Financial Group OMNIBUS Qualified 711 High St. Des Moines, IA 50392-0002	—	—	—	—	6.98%	—

FIIOC Agent Employee Benefit Plans 100 Magallan Way KW1C Covington, KY 41015-1987	6.44%	—	—	—	—	—

Merrill Lynch 4800 Deer Lake Dr East Jacksonville FL 32246-6484	—	—	11.39%	—	14.15%	—

Morgan Stanley DW Attn: Mutual Fund Operations 3 Harborside Pl. Floor 6 Jersey City, NJ 07311-3907	—	—	11.02%	—	—	—

	Investor Class Shares	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Institutional Class Shares
Name and Address of Principal Holder	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record
Prudential Investment FBO Mutual Fund Clients Attn: Pruchoice Unit Mail Stop 194-201 194 Wood Ave. S Iselin, NJ 08830-2710	—	7.36%	—	—	—	—

Saxon & Co. P. O. Box 7780-1888 Philadelphia PA 19182-0001	—	—	—	—	59.88%	—

Transamerica Life Ins & Annuity Co. Attn: Daisy Lo Retirement Services-Separate Acct. P. O. Box 30368 Los Angeles, CA 90030-0368	—	35.72%	—	—	—	—

AIM Mid Cap Stock Fund

	Investor Class Shares	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Institutional Class Shares
Name and Address of Principal Holder	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record
AIM Moderate Asset Allocation Fund Omnibus Account c/o AIM Advisors 11 Greenway Plaza, Ste 100 Houston, TX 77046	—	—	—	—	—	84.15%

AMVESCAP Natl TC Cust IRA R/O 17569 Plum Creek Trl Chagrin Falls, OH 44023-5605	—	—	6.54%	—	—	—

	Investor Class Shares	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Institutional Class Shares
Name and Address of Principal Holder	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record
Charles Schwab & Co. Inc. Special Custody For the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St., San Francisco, CA 94104-4122	—	39.17%	—	-0-	-0-	-0-

Merrill Lynch 4800 Deer Lake Dr East Jacksonville FL 32246-6484	—	5.26%	5.09%	5.06%	—	—

Robert J. Salmen 7303 Bainbridge Solon Rd. Chagrin Falls, OH 44023-1403	—	—	—	5.46%	—	—

AIM Small Company Growth Fund

	Investor Class Shares	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Institutional Class Shares
Name and Address of Principal Holder	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record
Charles Schwab & Co. Inc. Special Custody Acct for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St., San Francisco, CA 94104-4122	12.95%	22.30%	—	—	—	—

Citigroup Global Markets House Account Attn: Cindy Tempesta 7th Floor 333 West 34th Street New York NY 10001-2402	—	—	5.35%	6.67%	—	—

	Investor Class Shares	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Institutional Class Shares
Name and Address of Principal Holder	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record
Connecticut General Life Ins. One Commercial Plaza 280 Trumbull St. Hartford, CT 06103-3509	—	—	—	—	—	9.98%

Dain Rauscher Inc. P. O. Box 997	—	8.36%	—	—	—	—

Dain Rauscher Inc. P. O. Box 997	—	8.35%	—	—	—	—

Delaware Charter Guarantee & Trust 711 High Street Des Moines, IA 50392-0002	—	—	—	—	96.81%	—

FIIOC Agent Employee Benefit Plans 100 Magellan Way KW1C Covington, KY 41015-1987	10.55%	—	—	—	—	—

First Clearing Corporation P. O. Box 808 Lexington, NC 27293-0808	—	—	—	6.35%	—	—

Nationwide Life Insurance Co. QPVA (EISP) IPO Portfolio Accounting P. O. Box 182029 Columbus, OH 43218-2029	7.97%	—	—	—	—	—

Nationwide Trust c/o IPO Portfolio Acct. P. O. Box 182029 Columbus, OH 43218-2029	5.20%	—	—	—	—	—

AIM S&P 500 Index Fund

	Investor Class Shares	Institutional Class Shares
Name and Address of Principal Holder	Percentage Owned of Record	Percentage Owned of Record
AMVESCAP National Trust Co. P. O. Box 105779 Atlanta, GA 30348-5779	8.22%	—

BISYS Retirement Services 700 17th Street Suite 300 Denver, CO 80202-3531	—	7.39%

INVESCO Trust Co. TR 3600 E. Pontiac St. Fort Wayne, IN 46803-3804	—	5.96%

Wilmington Trust Comp 301 W. 11th St. Wilmington, DE 19801-1519	—	70.34%

Management Ownership

As of November 1, 2004, the trustees and officers as a group owned less than 1% of the outstanding shares of each class of each Fund.

APPENDIX F-1

PENDING LITIGATION ALLEDGING MARKET TIMING

The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties and make allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG, concerning market timing activity in the AIM Funds. These lawsuits either have been served or have had service of process waived as of October 8, 2004.

RICHARD LEPERA, On Behalf Of Himself And All Others Similarly Situated, v. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., INVESCO BOND FUNDS, INC., INVESCO SECTOR FUNDS, INC. AND DOE DEFENDANTS 1-100, in the District Court, City and County of Denver, Colorado, (Civil Action No. 03-CV-7600), filed on October 2, 2003. This claim alleges: common law breach of fiduciary duty; common law breach of contract; and common law tortious interference with contract. The plaintiff in this case is seeking: compensatory and punitive damages; injunctive relief; disgorgement of revenues and profits; and costs and expenses, including counsel fees and expert fees.

MIKE SAYEGH, On Behalf of the General Public, v. JANUS CAPITAL CORPORATION, JANUS CAPITAL MANAGEMENT LLC, JANUS INVESTMENT FUND, EDWARD J. STERN, CANARY CAPITAL PARTNERS LLC, CANARY INVESTMENT MANAGEMENT LLC, CANARY CAPITAL PARTNERS LTD., KAPLAN & CO. SECURITIES INC., BANK ONE CORPORATION, BANC ONE INVESTMENT ADVISORS, THE ONE GROUP MUTUAL FUNDS, BANK OF AMERICA CORPORATION, BANC OF AMERICA CAPITAL MANAGEMENT LLC, BANC OF AMERICA ADVISORS LLC, NATIONS FUND INC., ROBERT H. GORDON, THEODORE H. SIHPOL III, CHARLES D. BRYCELAND, SECURITY TRUST COMPANY, STRONG CAPITAL MANAGEMENT INC., JB OXFORD & COMPANY, ALLIANCE CAPITAL MANAGEMENT HOLDING L.P., ALLIANCE CAPITAL MANAGEMENT L.P., ALLIANCE CAPITAL MANAGEMENT CORPORATION, AXA FINANCIAL INC., ALLIANCEBERNSTEIN REGISTRANTS, GERALD MALONE, CHARLES SCHAFFRAN, MARSH & MCLENNAN COMPANIES, INC., PUTNAM INVESTMENTS TRUST, PUTNAM INVESTMENT MANAGEMENT LLC, PUTNAM INVESTMENT FUNDS, AND DOES 1-500, in the Superior Court of the State of California, County of Los Angeles (Case No. BC304655), filed on October 22, 2003 and amended on December 17, 2003 to substitute INVESCO Funds Group, Inc. and Raymond R. Cunningham for unnamed Doe defendants. This claim alleges unfair business practices and violations of Sections 17200 and 17203 of the California Business and Professions Code. The plaintiff in this case is seeking: injunctive relief; restitution, including pre-judgment interest; an accounting to determine the amount to be returned by the defendants and the amount to be refunded to the public; the creation of an administrative process whereby injured customers of the defendants receive their losses; and counsel fees.

RAJ SANYAL, Derivatively On Behalf of NATIONS INTERNATIONAL EQUITY FUND, v. WILLIAM P. CARMICHAEL, WILLIAM H. GRIGG, THOMAS F. KELLER, CARL E. MUNDY, JR., CORNELIUS J. PINGS, A. MAX WALKER, CHARLES B. WALKER, EDMUND L. BENSON, III, ROBERT H. GORDON, JAMES B. SOMMERS, THOMAS S. WORD, JR., EDWARD D. BEDARD, GERALD MURPHY, ROBERT B. CARROLL, INVESCO GLOBAL ASSET MANAGEMENT, PUTNAM INVESTMENT MANAGEMENT, BANK OF AMERICA CORPORATION, MARSICO CAPITAL MANAGEMENT, LLC, BANC OF AMERICA ADVISORS, LLC, BANC OF AMERICA CAPITAL MANAGEMENT, LLC, AND NATIONS FUNDS TRUST, in the Superior Court Division,

State of North Carolina (Civil Action No. 03-CVS-19622), filed on November 14, 2003. This claim alleges common law breach of fiduciary duty; abuse of control; gross mismanagement; waste of fund assets; and unjust enrichment. The plaintiff in this case is seeking: injunctive relief, including imposition of a constructive trust; damages; restitution and disgorgement; and costs and expenses, including counsel fees and expert fees.

L. SCOTT KARLIN, Derivatively On Behalf of INVESCO FUNDS GROUP, INC. v. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 (“Investment Company Act”), and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

RICHARD RAVER, Individually and On Behalf of All Others Similarly Situated, v. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC, AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act of 1933 (the “Securities Act”); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the “Exchange Act”); Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

JERRY FATTAH, Custodian For BASIM FATTAH, Individually and On Behalf of All Others Similarly Situated, v. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (formerly known as INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER’S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER’S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME

FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (collectively known as the “INVESCO FUNDS”), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (collectively known as the “INVESCO FUNDS REGISTRANTS”), AMVESCAP PLC, INVESCO FUNDS GROUP INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2456), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

EDWARD LOWINGER and SHARON LOWINGER, Individually and On Behalf of All Others Similarly Situated, v. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER’S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER’S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (collectively known as the “INVESCO FUNDS”), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (collectively known as the “INVESCO FUNDS REGISTRANTS”), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

JOEL GOODMAN, Individually and On Behalf of All Others Similarly Situated, v. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges common law breach of fiduciary duty and aiding and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including counsel fees and expert fees; and equitable relief.

STEVEN B. EHRLICH, Custodian For ALEXA P. EHRLICH, UGTMA/FLORIDA, and DENNY P. JACOBSON, Individually and On Behalf of All Others Similarly Situated, v. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (collectively known as the “INVESCO FUNDS”), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (collectively known as the “INVESCO FUNDS REGISTRANTS”), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

JOSEPH R. RUSSO, Individually and On Behalf of All Others Similarly Situated, v. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN

AMERICAN GROWTH FUND (collectively known as the “INVESCO FUNDS”), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (collectively known as the “INVESCO FUNDS REGISTRANTS”), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

MIRIAM CALDERON, Individually and On Behalf of All Others Similarly Situated, v. AMVESCAP PLC, AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, INVESCO FUNDS GROUP, INC., RAYMOND R. CUNNINGHAM, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003. This claim alleges violations of Sections 404, 405 and 406B of the Employee Retirement Income Security Act (“ERISA”). The plaintiffs in this case are seeking: declarations that the defendants breached their ERISA fiduciary duties and that they are not entitled to the protection of Section 404(c)(1)(B) of ERISA; an order compelling the defendants to make good all losses to a particular retirement plan described in this case (the “Retirement Plan”) resulting from the defendants’ breaches of their fiduciary duties, including losses to the Retirement Plan resulting from imprudent investment of the Retirement Plan’s assets, and to restore to the Retirement Plan all profits the defendants made through use of the Retirement Plan’s assets, and to restore to the Retirement Plan all profits which the participants would have made if the defendants had fulfilled their fiduciary obligations; damages on behalf of the Retirement Plan; imposition of a constructive trust, injunctive relief, damages suffered by the Retirement Plan, to be allocated proportionately to the participants in the Retirement Plan; restitution and other costs and expenses, including counsel fees and expert fees.

PAT B. GORSUCH and GEORGE L. GORSUCH v. INVESCO FUNDS GROUP, INC. AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003. This claim alleges violations of Sections 15(a), 20(a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking: rescission and/or voiding of the investment advisory agreements; return of fees paid; damages; and other costs and expenses, including counsel fees and expert fees.

LORI WEINRIB, Individually and On Behalf of All Others Similarly Situated, v. INVESCO FUNDS GROUP, INC., AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004. This claim alleges violations of: Sections 11 and 15 of the 1933 Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

ROBERT S. BALLAGH, JR., Individually and On Behalf of All Others Similarly Situated, v. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0152), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

JONATHAN GALLO, Individually and On Behalf of All Others Similarly Situated, v. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0151), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

EILEEN CLANCY, Individually and On Behalf of All Others Similarly Situated, v. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO

HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER’S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER’S TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (collectively known as the “INVESCO FUNDS”), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (collectively known as the “INVESCO FUNDS REGISTRANTS”), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM AND THOMAS KOLBE, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-0713), filed on January 30, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages, rescission; return of fees paid; and other costs and expenses, including counsel fees and expert fees.

SCOTT WALDMAN, On Behalf of Himself and All Others Similarly Situated, v. INVESCO FUNDS GROUP, INC., INVESCO DYNAMICS FUND, INVESCO EUROPEAN FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, AND RAYMOND CUNNINGHAM, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00915), filed on February 3, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act and common law breach of fiduciary duty. The plaintiffs in this case are seeking compensatory damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

CARL E. VONDER HAAR and MARILYN P. MARTIN, On Behalf of Themselves and All Others Similarly Situated, v. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC. AND DOE DEFENDANTS 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004. This claim alleges: common law breach of fiduciary duty; breach of contract; and tortious interference with contract. The plaintiffs in this case are seeking: injunctive relief; damages; disgorgement; and costs and expenses, including counsel fees and expert fees.

HENRY KRAMER, Derivatively On Behalf of INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS v. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., Defendants, AND INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS, Nominal Defendants, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0397), filed on March 4, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

CYNTHIA L. ESSENMACHER, Derivatively On Behalf of the INVESCO DYNAMICS FUND AND THE REMAINING “INVESCO FUNDS” v. INVESCO FUNDS GROUPS, INC., AMVESCAP PLC, AIM MANAGEMENT GROUP, INC., RAYMOND CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE AND MICHAEL LEGOSKI, Defendants, AND INVESCO DYNAMICS FUND AND THE “INVESCO FUNDS”, Nominal Defendants, in the United States District Court, District of Delaware (Civil Action No. 04-CV-188), filed on March 29, 2004. This claim alleges: violations of Section 36(b) of the Investment Company Act; violations of Section 206 of the Advisers Act; common law breach of fiduciary duty; and civil conspiracy. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

Pursuant to an Order of the MDL Court, plaintiffs in the above lawsuits (with the exception of Carl E. Vonder Haar, et al. v. INVESCO Funds Group, Inc. et al.) consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds (the Lepera lawsuit discussed below); (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants (the Essenmacher lawsuit discussed below); and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act (“ERISA”) purportedly brought on behalf of participants in AMVESCAP’s 401(k) plan (the Calderon lawsuit discussed below). The plaintiffs in the Vonder Haar lawsuit continue to seek remand of their lawsuit to state court. Set forth below is detailed information about these three amended complaints.

RICHARD LEPERA, Individually and On Behalf of All Others Similarly Situated (LEAD PLAINTIFF: CITY OF CHICAGO DEFERRED COMPENSATION PLAN), v. INVESCO FUNDS GROUP, INC., AMVESCAP, PLC, AIM INVESTMENTS, AIM ADVISORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM STOCK FUNDS, AIM MUTUAL FUNDS, AIM COMBINATION STOCK & BOND FUNDS, AIM SECTOR FUNDS, AIM TREASURER’S SERIES TRUST, INVESCO DISTRIBUTORS, INC., AIM DISTRIBUTORS, INC., RAYMOND R. CUNNINGHAM, TIMOTHY J. MILLER, THOMAS A. KOLBE, MICHAEL D. LEGOSKI, MICHAEL K. BRUGMAN, MARK WILLIAMSON, EDWARD J. STERN, CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., RYAN GOLDBERG, MICHAEL GRADY, CITIGROUP, INC., CITIGROUP GLOBAL MARKETS HOLDINGS, INC., SALOMON SMITH BARNEY, INC., MORGAN STANLEY DW, ANNA BRUGMAN, ANB CONSULTING, LLC, KAPLAN & CO. SECURITIES INC., SECURITY TRUST COMPANY, N.A., GRANT D. SEEGER, JB OXFORD HOLDINGS, INC., NATIONAL CLEARING CORPORATION, JAMES G. LEWIS, KRAIG L. KIBBLE, JAMES Y. LIN, BANK OF AMERICA CORPORATION, BANC OF AMERICA SECURITIES LLC, THEODORE C. SIHPOL, III, BEAR STEARNS & CO., INC., BEAR STEARNS SECURITIES CORP., CHARLES SCHWAB & CO., CREDIT SUISSE FIRST BOSTON (USA) INC., PRUDENTIAL FINANCIAL, INC., PRUDENTIAL SECURITIES, INC., CANADIAN IMPERIAL BANK OF COMMERCE, JP MORGAN CHASE AND CO., AND JOHN DOE DEFENDANTS 1-100, in the MDL Court (Case No. 04-MD-15864; No. 04-CV-00814-JFM) (originally in the United States District Court for the District of Colorado), filed on September 29, 2004. This lawsuit alleges violations of Sections 11, 12(a)(2), and 15 of the Securities Act; Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder; Section 20(a) of the Exchange Act; Sections 34(b), 36(a), 36(b) and 48(a) of the Investment Company Act; breach of fiduciary duty/constructive fraud; aiding and abetting breach of fiduciary duty; and unjust enrichment. The plaintiffs in this lawsuit are seeking: compensatory damages, including interest; and other costs and expenses, including counsel and expert fees.

CYNTHIA ESSENMACHER, SILVANA G. DELLA CAMERA, FELICIA BERNSTEIN AS CUSTODIAN FOR DANIELLE BROOKE BERNSTEIN, EDWARD CASEY, TINA CASEY, SIMON DENENBERG, GEORGE L. GORSUCH, PAT B. GORSUCH, L. SCOTT KARLIN,

HENRY KRAMER, JOHN E. MORRISEY, HARRY SCHIPPER, BERTY KREISLER, GERSON SMITH, CYNTHIA PULEO, ZACHARY ALAN STARR, JOSHUA GUTTMAN, AND AMY SUGIN, Derivatively on Behalf of the Mutual Funds, Trusts and Corporations Comprising the Invesco and AIM Family of Mutual Funds v. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., INVESCO DISTRIBUTORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM MANAGEMENT GROUP, INC., AIM ADVISERS, INC., AIM INVESTMENT SERVICES, INC., AIM DISTRIBUTORS, INC., FUND MANAGEMENT COMPANY, MARK H. WILLIAMSON, RAYMOND R. CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE, MICHAEL LEGOSKI, MICHAEL BRUGMAN, FRED A. DEERING, VICTOR L. ANDREWS, BOB R. BAKER, LAWRENCE H. BUDNER, JAMES T. BUNCH, GERALD J. LEWIS, JOHN W. MCINTYRE, LARRY SOLL, RONALD L. GROOMS, WILLIAM J. GALVIN, JR., ROBERT H. GRAHAM, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JACK M. FIELDS, CARL FRISCHILING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, LOUIS S. SKLAR, OWEN DALY II, AURUM SECURITIES CORP., AURUM CAPITAL MANAGEMENT CORP., GOLDEN GATE FINANCIAL GROUP, LLC, BANK OF AMERICA CORP., BANC OF AMERICA SECURITIES LLC, BANK OF AMERICA, N.A., BEAR STEARNS & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY INVESTMENT MANAGEMENT, LLC, EDWARD J. STERN, CANADIAN IMPERIAL BANK OF COMMERCE, CIRCLE TRUST COMPANY, RYAN GOLDBERG, MICHAEL GRADY, KAPLAN & CO. SECURITIES, INC., JP MORGAN CHASE & CO., OPPENHEIMER & CO., INC., PRITCHARD CAPITAL PARTNERS LLC, TIJA MANAGEMENT, TRAUTMAN WASSERMAN & COMPANY, INC., Defendants, AND THE INVESCO FUNDS AND THE AIM FUNDS AND ALL TRUSTS AND CORPORATIONS THAT COMPRISE THE INVESCO FUNDS AND AIM FUNDS THAT WERE MANAGED BY INVESCO AND AIM, Nominal Defendants, in the MDL Court (Case No. 04-MD-15864-FPS; No. 04-819), filed on September 29, 2004. This lawsuit alleges violations of Sections 206 and 215 of the Investment Advisers Act; Sections 36(a), 36(b) and 47 of the Investment Company Act; control person liability under Section 48 of the Investment Company Act; breach of fiduciary duty; aiding and abetting breach of fiduciary duty; breach of contract; unjust enrichment; interference with contract; and civil conspiracy. The plaintiffs in this lawsuit are seeking: removal of director defendants; removal of adviser, sub-adviser and distributor defendants; rescission of management and other contracts between the Funds and defendants; rescission of 12b-1 plans; disgorgement of management fees and other compensation/profits paid to adviser defendants; compensatory and punitive damages; and fees and expenses, including attorney and expert fees.

MIRIAM CALDERON, Individually and On Behalf of All Others Similarly Situated, v. AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, INVESCO FUNDS GROUP, INC., AMVESCAP, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, AND RAYMOND R. CUNNINGHAM, in the MDL Court (Case No. 1:04-MD-15864-FPS), filed on September 29, 2004. This lawsuit alleges violations of ERISA Sections 404, 405 and 406. The plaintiffs in this lawsuit are seeking: declaratory judgment; restoration of losses suffered by the plan; disgorgement of profits; imposition of a constructive trust; injunctive relief; compensatory damages; costs and attorneys’ fees; and equitable restitution.

APPENDIX F-2

PENDING LITIGATION ALLEGING EXCESSIVE INADEQUATELY EMPLOYED FAIR VALUE PRICING

The following civil class action lawsuits involve, depending on the lawsuit, one or more AIM Funds, IFG and/or AIM and allege that the defendants inadequately employed fair value pricing. These lawsuits either have been served or have had service of process waived as of October 8, 2004.

T.K. PARTHASARATHY, EDMUND WOODBURY, STUART ALLEN SMITH AND SHARON SMITH, Individually And On Behalf Of All Others Similarly Situated, v. T. ROWE PRICE INTERNATIONAL FUNDS, INC., T. ROWE PRICE INTERNATIONAL, INC., ARTISAN FUNDS, INC., ARTISAN PARTNERS LIMITED PARTNERSHIP, AIM INTERNATIONAL FUNDS, INC. AND AIM ADVISORS, INC., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 2003-L-001253), filed on September 23, 2003. This claim alleges: common law breach of duty and common law negligence and gross negligence. The plaintiffs in this case are seeking: compensatory and punitive damages; interest; and attorneys’ fees and costs.

JOHN BILSKI, Individually And On Behalf Of All Others Similarly Situated, v. AIM INTERNATIONAL FUNDS, INC., AIM ADVISORS, INC., INVESCO INTERNATIONAL FUNDS, INC., INVESCO FUNDS GROUP, INC., T. ROWE PRICE INTERNATIONAL FUNDS, INC. AND T. ROWE PRICE INTERNATIONAL, INC., in the United States District Court, Southern District of Illinois (East St. Louis) (Case No. 03-772), filed on November 19, 2003. This claim alleges: violations of Sections 36(a) and 36(b) of the Investment Company Act of 1940; common law breach of duty; and common law negligence and gross negligence. The plaintiff in this case is seeking: compensatory and punitive damages; interest; and attorneys’ fees and costs.

APPENDIX F-3

PENDING LITIGATION ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of IFG, AIM, IINA, ADI and/or INVESCO Distributors and allege that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and, in some cases, also allege that the defendants adopted unlawful distribution plans. These lawsuits either have been served or have had service of process waived as of October 8, 2004. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits (Ronald Kondracki v. AIM Advisors, Inc. and AIM Distributor, Inc.) has challenged this order.

RONALD KONDRACKI v. AIM ADVISORS, INC. AND AIM DISTRIBUTOR, INC., in the United States District Court for the Southern District of Illinois (Civil Action No. 04-CV-263-DRH), filed on April 16, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 (the “Investment Company Act”). The plaintiff in this case is seeking: damages; injunctive relief; prospective relief in the form of reduced fees; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

DOLORES BERDAT, MARVIN HUNT, MADELINE HUNT, RANDAL C. BREVER and RHONDA LECURU v. INVESCO FUNDS GROUP, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO DISTRIBUTORS, INC., AIM ADVISORS, INC. AND AIM DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-978-T24-TBM), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

FERDINANDO PAPIA, FRED DUNCAN, GRACE GIAMANCO, JEFFREY S. THOMAS, COURTNEY KING, KATHLEEN BLAIR, HENRY BERDAT, RUTH MOCCIA, MURRAY

BEASLEY AND FRANCES J. BEASLEY v. A I M ADVISORS, INC. AND A I M DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-977-T17-MSS), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

APPENDIX F-4

PENDING LITIGATION ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES

ON CLOSED FUNDS OR SHARE CLASSES

The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of IFG, AIM, ADI and/or certain of the trustees of the AIM Funds and allege that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits either have been served or have had service of process waived as of October 8, 2004.

LAWRENCE ZUCKER, On Behalf Of AIM SMALL CAP GROWTH FUND AND AIM LIMITED MATURITY TREASURY FUND, v. A I M ADVISORS, INC., in the United States District Court, Southern District of Texas, Houston Division (Civil Action No. H-03-5653), filed on December 10, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 (the “Investment Company Act”) and common law breach of fiduciary duty. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees.

STANLEY LIEBER, On Behalf Of INVESCO BALANCED FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO EUROPEAN FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO GROWTH & INCOME FUND, INVESCO GROWTH FUND, INVESCO HEALTH SCIENCE FUND, INVESCO HIGH YIELD FUND, INVECO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO LEISURE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO S&P 500 INDEX FUND, INVESCO SELECT INCOME FUND, INVESCO TAX FREE BOND FUND, INVESCO TECHNOLOGY FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO TOTAL RETURN FUND, INVESCO US GOVERNMENT SECURITIES FUND, INVESCO UTILITIES FUND, INVESCO VALUE EQUITY FUND, v. INVESCO FUNDS GROUP, INC. AND A I M ADVISORS, INC., in the United States District Court, Southern District of Texas, Houston Division (Civil Action No. H-03-5744), filed on December 17, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees.

HERMAN C. RAGAN, Derivatively, And On Behalf Of Himself And All Others Similarly Situated, v. INVESCO FUNDS GROUP, INC., AND A I M DISTRIBUTORS, INC., in the United States District Court for the Southern District of Georgia, Dublin Division (Civil Action No. CV304-031), filed on May 6, 2004. This claim alleges violations of: Section 10(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Rule 10b-5 thereunder; Sections 17(a)(2) and 17(a)(3) of the Securities Act of 1933; and Section 36(b) of the Investment Company Act. This claim also alleges controlling person liability, within the meaning of Section 20 of the Exchange Act against ADI. The plaintiff in this case is seeking: damages and costs and expenses, including counsel fees.

APPENDIX F-5

PENDING LITIGATION ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES

AND DIRECTED-BROKERAGE ARRANGEMENTS

The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of AIM Management, IFG, AIM, AIS and/or certain of the trustees of the AIM Funds and allege that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively push the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits either have been served or have had service of process waived as of October 8, 2004.

JOY D. BEASLEY AND SHEILA McDAID, Individually and On Behalf of All Others Similarly Situated, v. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, Defendants, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, Nominal Defendants, in the United States District Court for the District of Colorado (Civil Action No. 04-B-0958), filed on May 10, 2004. The plaintiffs voluntarily dismissed this case in Colorado and re-filed it on July 2, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2589). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act of 1940 (the “Investment Company Act”) and violations of Sections 206 and 215 of the Investment Advisers Act of 1940 (the “Advisers Act”). The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: compensatory and punitive damages; rescission of certain Funds’ advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys’ and experts’ fees.

RICHARD TIM BOYCE v. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT,

ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, Defendants, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, Nominal Defendants, in the United States District Court for the District of Colorado (Civil Action No. 04-N-0989), filed on May 13, 2004. The plaintiff voluntarily dismissed this case in Colorado and re-filed it on July 1, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2587). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds’ advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys’ and experts’ fees.

KEHLBECK TRUST DTD 1-25-93, BILLY B. KEHLBECK AND DONNA J. KEHLBECK, TTEES v. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, Defendants, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM

INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, Nominal Defendants, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2802), filed on July 9, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds’ advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys’ and experts’ fees.

JANICE R. FRY, BOB J. FRY, JAMES P. HAYES, VIRGINIA L. MAGBUAL, HENRY W. MEYER AND GEORGE ROBERT PERRY v. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, Defendants, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD &

PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, Nominal Defendants, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2832), filed on July 12, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds’ advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys’ and experts’ fees.

ROBERT P. APU, SUZANNE K. APU, MARINA BERTI, KHANH DINH, FRANK KENDRICK, EDWARD A. KREZEL, DAN B. LESIUK, JOHN B. PERKINS, MILDRED E. RUEHLMAN, LOUIS E. SPERRY, J. DORIS WILLSON AND ROBERT W. WOOD v. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, Defendants, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, Nominal Defendants, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2884), filed on July 15, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds’ advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys’ and experts’ fees.

HARVEY R. BENDIX, CVETAN GEORGIEV, DAVID M. LUCOFF, MICHAEL E. PARMELEE, TRUSTEE OF THE HERMAN S. AND ESPERANZA A.. DRAYER RESIDUAL TRUST U/A 1/22/83 AND STANLEY S. STEPHENSON, TRUSTEE OF THE STANLEY J. STEPHENSON TRUST v. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, Defendants, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, Nominal Defendants, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-3030), filed on July 27, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds’ advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys’ and experts’ fees.

FINANCIAL STATEMENTS

FS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of INVESCO Mid Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the INVESCO Mid Cap Growth Fund (one of the funds constituting AIM Stock Funds, formerly known as INVESCO Stock Funds, Inc.; hereafter referred to as the “Fund”) at July 31, 2004, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

September 17, 2004

Houston, Texas

FS-1

FINANCIALS

Schedule of Investments

July 31, 2004

	Shares	Market Value

Common Stocks & Other Equity Interests–94.11%

Advertising–1.04%
Omnicom Group Inc.	2,900	$208,858

Aerospace & Defense–1.52%
L-3 Communications Holdings, Inc.	5,000	305,750

Air Freight & Logistics–1.74%
Robinson (C.H.) Worldwide, Inc.	8,001	349,884

Apparel, Accessories & Luxury Goods–1.47%
Polo Ralph Lauren Corp.	9,000	296,640

Application Software–2.40%
Amdocs Ltd. (United Kingdom)(a)	11,800	256,060
Autodesk, Inc.	5,200	209,040
Intuit Inc.(a)	500	18,720
		483,820

Asset Management & Custody Banks–3.86%
Legg Mason, Inc.	4,950	388,773
Northern Trust Corp.	4,920	197,440
T. Rowe Price Group Inc.	4,100	189,502
		775,715

Biotechnology–1.05%
Genzyme Corp.(a)	4,100	210,248

Broadcasting & Cable TV–3.04%
EchoStar Communications Corp. — Class A(a)	7,450	206,514
Scripps Co. (E.W.) (The) — Class A	2,000	204,840
Univision Communications Inc. — Class A(a)	6,900	199,893
		611,247

Building Products–0.97%
York International Corp.	5,500	195,690

Casinos & Gaming–2.35%
International Game Technology	2,400	77,616
Scientific Games Corp. — Class A(a)	10,800	192,348
Station Casinos, Inc.	4,700	203,040
		473,004

Communications Equipment–3.90%
Avaya Inc.(a)	22,200	325,230
Harris Corp.	4,300	204,164
Juniper Networks, Inc.(a)	11,100	254,856
		784,250

	Shares	Market Value

Computer Storage & Peripherals–2.22%
Lexmark International, Inc. — Class A(a)	3,000	$265,500
Storage Technology Corp.(a)	7,300	182,135
		447,635

Construction & Farm Machinery & Heavy Trucks–1.03%
PACCAR Inc.	3,450	206,862

Consumer Electronics–1.08%
Garmin Ltd. (Cayman Islands)	5,800	217,500

Data Processing & Outsourced Services–6.90%
Alliance Data Systems Corp.(a)	5,100	202,521
CSG Systems International, Inc.(a)	10,400	170,560
DST Systems, Inc.(a)	6,400	291,584
Fiserv, Inc.(a)	7,447	255,134
Hewitt Associates, Inc. — Class A(a)	7,600	202,920
Iron Mountain Inc.(a)	8,250	266,227
		1,388,946

Department Stores–1.07%
Kohl’s Corp.(a)	4,700	215,072

Distillers & Vintners–0.98%
Constellation Brands, Inc. — Class A(a)	5,200	196,976

Diversified Commercial Services–1.86%
Apollo Group, Inc. — Class A(a)	1,215	101,513
Cintas Corp.	6,500	272,740
		374,253

Employment Services–1.59%
Robert Half International Inc.	11,500	319,930

Environmental Services–1.02%
Stericycle, Inc.(a)	4,200	205,800

Health Care Distributors–2.55%
Henry Schein, Inc.(a)	5,000	335,500
Omnicare, Inc.	6,300	178,101
		513,601

Health Care Equipment–4.74%
Bio-Rad Laboratories(a)	3,600	188,640
Biomet, Inc.	4,700	206,753
Kinetic Concepts, Inc.(a)	4,100	184,172
Thermo Electron Corp.(a)	7,200	185,184
Waters Corp.(a)	4,300	188,684
		953,433

FS-2

	Shares	Market Value

Health Care Services–3.64%
Caremark Rx, Inc.(a)	9,800	$298,900
Covance Inc.(a)	5,400	198,126
Express Scripts, Inc.(a)	3,600	236,160
		733,186

Health Care Supplies–1.21%
Fisher Scientific International Inc.(a)	4,200	244,440

Homebuilding–1.09%
Pulte Homes, Inc.	4,000	218,520

Hotels, Resorts & Cruise Lines–2.58%
Hilton Hotels Corp.	17,600	313,808
Royal Caribbean Cruises Ltd. (Liberia)	4,800	205,200
		519,008

Hypermarkets & Super Centers–1.00%
BJ’s Wholesale Club, Inc.(a)	8,600	200,466

Industrial Gases–1.05%
Praxair, Inc.	5,350	211,057

Industrial Machinery–3.08%
Donaldson Co., Inc.	10,630	283,077
Eaton Corp.	5,200	336,128
		619,205

Insurance Brokers–0.99%
Willis Group Holdings Ltd. (Bermuda)	5,700	198,360

Integrated Oil & Gas–1.88%
Murphy Oil Corp.	4,900	378,966

Internet Software & Services–2.42%
United Online, Inc.(a)	10,000	156,000
VeriSign, Inc.(a)	18,900	330,939
		486,939

Leisure Products–0.17%
Marvel Enterprises, Inc.(a)	2,600	33,930

Managed Health Care–0.94%
Anthem, Inc.(a)	2,300	189,681

Metal & Glass Containers–1.07%
Ball Corp.	2,975	214,736

Multi-Utilities & Unregulated Power–0.98%
Questar Corp.	4,800	196,704

Oil & Gas Equipment & Services–3.06%
Smith International, Inc.(a)	6,800	396,304
Weatherford International Ltd. (Bermuda)(a)	4,700	219,866
		616,170

Oil & Gas Exploration & Production–1.04%
XTO Energy, Inc.	7,000	209,300

	Shares	Market Value

Packaged Foods & Meats–0.99%
Flowers Foods, Inc.	7,600	$198,360

Pharmaceuticals–2.51%
Shire Pharmaceuticals Group PLC–ADR (United Kingdom)(a)	11,900	316,302
Teva Pharmaceutical Industries Ltd.–ADR (Israel)	6,400	189,440
		505,742

Property & Casualty Insurance–1.12%
SAFECO Corp.	4,800	225,888

Real Estate Management & Development–1.01%
CB Richard Ellis Group, Inc. — Class A(a)	10,700	202,658

Regional Banks–1.02%
Zions Bancorp.	3,400	205,700

Restaurants–1.01%
Ruby Tuesday, Inc.	7,000	202,230

Semiconductors–3.09%
Linear Technology Corp.	7,970	311,627
Microchip Technology Inc.	10,725	310,703
		622,330

Specialized Finance–0.47%
Moody’s Corp.	1,400	95,340

Specialty Stores–1.76%
Advance Auto Parts, Inc.(a)	1,000	37,120
Staples, Inc.	11,000	317,680
		354,800

Systems Software–1.14%
Symantec Corp.(a)	4,900	229,124

Technology Distributors–2.01%
CDW Corp.	6,300	405,090

Thrifts & Mortgage Finance–0.89%
Radian Group Inc.	3,900	179,478

Trading Companies & Distributors–1.20%
Fastenal Co.	3,875	241,723

Wireless Telecommunication Services–1.31%
Nextel Partners, Inc. — Class A(a)	16,400	263,548
Total Common Stocks & Other Equity Interests (Cost $17,571,360)		18,937,793

FS-3

	Shares	Market Value
Money Market Funds–3.35%
INVESCO Treasurer’s Money Market Reserve Fund (Cost $674,355)(b)	674,355	$674,355
TOTAL INVESTMENTS–97.46% (Cost $18,245,715)		19,612,148
OTHER ASSETS LESS LIABILITIES–2.54%		510,406
NET ASSETS–100.00%		$20,122,554

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

FS-4

Statement of Assets and Liabilities

July 31, 2004

Assets:
Investments, at market value (cost $17,571,360)	$18,937,793
Investments in affiliated money market funds (cost $674,355)	674,355
Total investments (cost $18,245,715)	19,612,148
Foreign currencies, at value (cost $252,952)	250,108
Receivables for:
Investments sold	294,646
Fund shares sold	98,200
Dividends	1,855
Amount due from advisor	15,628
Investment for deferred compensation and retirement plans	3,206
Other assets	61,615
Total assets	20,337,406

Liabilities:
Payables for:
Investments purchased	147,227
Fund shares reacquired	2,850
Deferred compensation and retirement plans	3,242
Accrued distribution fees	7,650
Accrued trustees’ fees	902
Accrued transfer agent fees	9,069
Accrued operating expenses	43,912
Total liabilities	214,852
Net assets applicable to shares outstanding	$20,122,554

Net assets consist of:
Shares of beneficial interest	$18,882,450
Undistributed net investment income (loss)	(1,682)
Undistributed net realized gain (loss) from investment securities and foreign currencies	(121,804)
Unrealized appreciation of investment securities and foreign currencies	1,363,590
$20,122,554

Net Assets:
Class A	$6,542,382
Class B	$2,895,235
Class C	$2,650,413
Investor Class	$5,112,775
Institutional Class	$2,921,749

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	422,753
Class B	190,950
Class C	175,862
Investor Class	329,582
Institutional Class	187,506
Class A :
Net asset value per share	$15.48
Offering price per share:
(Net asset value of $15.48 ÷ 94.50%)	$16.38
Class B:
Net asset value and offering price per share	$15.16
Class C:
Net asset value and offering price per share	$15.07
Investor Class:
Net asset value and offering price per share	$15.51
Institutional Class:
Net asset value and offering price per share	$15.58

See accompanying notes which are an integral part of the financial statements.

FS-5

Statement of Operations

For the year ended July 31, 2004

Investment income:
Dividends (net of foreign withholding tax of $650)	$74,470
Dividends from affiliated money market funds	5,168
Total investment income	79,638

Expenses:
Advisory fees	194,076
Administrative services fees	21,351
Custodian fees	12,434
Distribution fees:
Class A	24,539
Class B	28,848
Class C	26,780
Investor Class	13,429
Transfer agent fees:
Class A	26,360
Class B	11,105
Class C	11,983
Investor Class	36,875
Institutional Class	1,397
Trustees’ and retirement fees	10,948
Registration and filing fees	69,499
Reports to shareholders	42,348
Professional fees	50,801
Other	27,564
Total expenses	610,337
Less: Fees waived and expenses reimbursed	(264,409)
Net expenses	345,928
Net investment income (loss)	(266,290)

Realized and unrealized gain (loss) from investment securities and foreign currencies:
Net realized gain from:
Investment securities	2,272,083
Foreign currencies	395
2,272,478
Change in net unrealized appreciation (depreciation) of:
Investment securities	(377,877)
Foreign currencies	(2,843)
(380,720)
Net gain from investment securities and foreign currencies	1,891,758
Net increase in net assets resulting from operations	$1,625,468

See accompanying notes which are an integral part of the financial statements.

FS-6

Statement of Changes in Net Assets

For the year ended July 31, 2004, the three months ended July 31, 2003, and the year ended April 30, 2003.

	Year ended July 31, 2004	Three Months ended July 31, 2003	Year ended April 30, 2003

Operations:
Net investment income (loss)	$(266,290)	$(54,471)	$(131,697)
Net realized gain (loss) from investment securities and foreign currencies	2,272,478	358,022	(647,698)
Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies	(380,720)	1,153,489	(380,224)
Net increase in net assets resulting from operations	1,625,468	1,457,040	(1,159,619)
Share transactions–net:
Class A	(596,196)	261,100	3,400,934
Class B	181,496	105,376	1,211,254
Class C	183,883	37,745	1,678,542
Investor Class	889,516	954,033	2,456,802
Institutional Class	1,550,245	37,841	(938,761)
Net increase in net assets resulting from share transactions	2,208,944	1,396,095	7,808,771
Net increase in net assets	3,834,412	2,853,135	6,649,152

Net assets:
Beginning of year	16,288,142	13,435,007	6,785,855
End of year (including undistributed net investment income (loss) of $(1,682), $(117) and $(102) for July 31, 2004, July 31, 2003 and April 30, 2003, respectively)	$20,122,554	$16,288,142	$13,435,007

See accompanying notes which are an integral part of the financial statements.

FS-7

Notes to Financial Statements

July 31, 2004

NOTE 1—Significant Accounting Policies

INVESCO Mid-Cap Growth Fund (the “Fund”) is a series portfolio of AIM Stock Funds, Inc. (the “Trust”,). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of four separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On November 25,2003, the fund was restructured from a separate series of AIM Stock Funds, Inc., formerly known as INVESCO Stock Funds, Inc. to a new series portfolio of the Trust.

The Fund’s investment objective is to seek long-term capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

Under the Trust’s organizational documents, the Fund’s officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

FS-8

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E.	Expenses — Until March 31, 2004, each class bore expenses incurred specifically on its behalf (including Rule 12b-1 plan fees) and, in addition, each class bore a portion of general expenses, based on relative net assets of each class. Effective April 1, 2004, fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
F.	Foreign Currency Translations — Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G.	Foreign Currency Contracts — A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. (“AIM”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the Fund’s average daily net assets. For the period November 25, 2003 through July 31, 2004 the Fund paid advisory fees to AIM of $136,433. Prior to November 25, 2003, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. (“IFG”). For the period August 1, 2003 through November 24, 2003, the Fund paid advisory fees under similar terms to IFG of $57,643. Under the terms of a Sub-Advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. (“INVESCO”) whereby AIM paid INVESCO 40% of the fee paid by the Fund to AIM. Effective July 16, 2004, the sub-advisory agreement between AIM and INVESCO was terminated.

AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C, Investor Class and Institutional Class shares to 1.65%, 2.30%, 2.30%, 1.55% and 1.30%, respectively. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C, Investor Class and Institutional Class shares to 2.00%, 2.65%, 2.65%, 1.90% and 1.65%, respectively, through July 31, 2005. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expenses on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund’s day-to-day operations), or items designated as such by the Fund’s Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund’s board of trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended July 31, 2004, AIM waived fees of $153.

FS-9

For the period November 25, 2003 through July 31, 2004, AIM reimbursed class-specific expenses of the Fund of $24,201, $15,289, $14,840, $40,941 and $13,821 for Class A, Class B, Class C, Investor Class and Institutional Class shares, respectively. Prior to November 25, 2003, IFG reimbursed class-specific expenses of the Fund of $9,461, $3,077, $4,746, $12,087 and $178 for Class A, Class B, Class C, Investor Class and Institutional Class shares, respectively. For the period November 25, 2003 through July 31, 2004, AIM reimbursed fund level expenses of the Fund of $107,070.

For the year ended July 31, 2004, at the direction of the Trustees of the Trust, AMVESCAP PLC (“AMVESCAP”) has assumed $18,545 of expenses incurred by the Fund in connection with matters related to both pending regulatory complaints against INVESCO Funds Group, Inc. (“IFG”) alleging market timing and the ongoing market timing investigations with respect to IFG and AIM, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Prior to November 25, 2003, the trust had an administration service agreement with IFG under similar terms. For the period November 25, 2003 through July 31, 2004, the Fund paid AIM $16,632 for such services. Prior to November 5, 2003, the Trust had an administrative services agreement with IFG. For the period August 1, 2003 through November 24, 2003, under similar terms, the Fund paid IFG $4,719 for such services.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. (“AISI”) a fee for providing transfer agency and shareholder services to the Fund. Prior to October 1, 2003, the Trust had a transfer agency and service agreement with IFG. For the period August 1, 2003 through September 30, 2003, IFG retained $12,921 for such services. For the period October 1, 2003 through July 31, 2004, AISI retained $74,799 for such services.

The Trust has entered into a master distribution agreement with A I M Distributors, Inc. (“AIM Distributors”) to serve as the distributor for the Class A, Class B, Class C, Investor Class and Institutional Class shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, and 0.25% of the average daily net assets of Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended July 31, 2004, the Class A, Class B, Class C and Investor Class shares paid $24,539, $28,848, $26780 and $13,429, respectively.

Front-end sales commissions and contingent deferred sales charges (“CDSC”) (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the year ended July 31, 2004 AIM Distributors advised the Fund that it retained $3,941 in front-end sales commissions from the sale of Class A shares and $7, $4 and $147 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of AIM, AISI, INVESCO and/or AIM Distributors.

NOTE 3—Investments in Affiliates

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”) and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended July 31, 2004.

Investments of Daily Available Cash Balances:

Fund	Market Value 07/31/03	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 07/31/04	Dividend Income	Realized Gain (Loss)
INVESCO Treasurer’s Money Market Reserve Fund	$1,050,344	$17,699,252	$(18,075,241)	$—	$674,355	$5,168	$—

NOTE 4—Trustees’ Fees

Trustees’ fees represent remuneration paid to each Trustee of the Trust who is not an “interested person” of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

During the year ended July 31, 2004, the Fund paid legal fees of $1,692 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

FS-10

NOTE 5—Borrowings

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the fund’s aggregate borrowings from all sources exceeds 10% of the Fund’s total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended July 31, 2004.

Effective December 9, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company (“SSB”). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow or lend under the facility during the year ended July 31, 2004.

The Fund had available a committed Redemption Line of Credit Facility (“LOC”), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under LOC during the period until its expiration date on December 3, 2003.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

There were no ordinary income or long-term gain distributions paid during the year ended July, 31 2004, the three months ended July 31, 2003 and the year ended April 30, 2003.

Tax Components of Net Assets:

As of July 31, 2004, the components of net assets on a tax basis were as follows:

2004
Unrealized appreciation — investments	$1,258,770
Temporary book/tax differences	(1,682)
Capital loss carryforward	(16,984)
Shares of beneficial interest	18,882,450
Total net assets	$20,122,554

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s unrealized appreciation (depreciation) difference is attributable primarily to the losses on wash sales. The tax-basis unrealized appreciation on investments amount includes (depreciation) on foreign currencies of $(2,843).

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

The Fund utilized $2,026,994 of capital loss carry forward in the current period to offset net realized capital gain for Federal Income Tax purposes.

The Fund has a capital loss carryforward for tax purposes as of July 31, 2004 which expires as follows:

Expiration	Capital Loss Carryforward*
July 31, 2010	$16,984
*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

FS-11

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2004 was $23,534,806 and $21,766,071, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$1,716,549
Aggregate unrealized (depreciation) of investment securities	(454,936)
Net unrealized appreciation of investment securities	$1,261,613

Cost of investments for tax purposes is $18,350,535.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on July 31, 2004, undistributed net investment income (loss) was increased by $264,725, undistributed net realized gain (loss) decreased by $395 and shares of beneficial interest decreased by $264,330. This reclassification had no effect on the net assets of the Fund.

NOTE 9—Share Information

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

Changes in Shares Outstanding
	Year ended July 31, 2004		Three months ended July 31, 2003		Year ended April 30, 2003
	Shares	Amount	Shares	Amount	Shares	Amount
Sold:
Class A	126,364	$1,993,888	49,045	$662,425	378,737	$4,762,893
Class B	39,727	622,652	10,870	144,105	125,030	1,554,913
Class C	170,972	2,642,938	102,319	1,341,516	210,430	2,630,204
Investor Class	881,162	13,650,693	160,744	2,163,284	705,662	8,614,158
Institutional Class	134,650	2,154,609	3,864	51,600	47,746	700,351
Automatic conversion of Class B shares to Class A shares:(a)
Class A	6,217	103,132	—	—	—	—
Class B	(6,338)	(103,132)	—	—	—	—
Reacquired:
Class A	(170,717)	(2,693,216)	(29,944)	(401,325)	(112,659)	(1,361,959)
Class B	(21,581)	(338,024)	(2,938)	(38,729)	(28,233)	(343,659)
Class C	(163,602)	(2,459,055)	(99,974)	(1,303,771)	(78,976)	(951,662)
Investor Class	(882,819)	(12,761,177)	(89,794)	(1,209,251)	(505,373)	(6,157,356)
Institutional Class	(37,562)	(604,364)	(993)	(13,759)	(130,099)	(1,639,112)
	76,473	$2,208,944	103,199	$1,396,095	612,265	$7,808,771
(a)	Prior to the year ended July 31, 2004, conversion of Class B shares to Class A shares were included in Class A shares sold and Class B shares reacquired.

FS-12

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Year ended July 31, 2004		Three Months ended July 31, 2003		Year ended April 30, 2003	October 1, 2001 (Date sales commenced) to April 30, 2002

Net asset value, beginning of period	$13.98		$12.65		$14.95	$11.80
Income from investment operations:
Net investment income (loss)	(0.21)		(0.00)		(0.12)	(0.10	)(a)
Net gains (losses) on securities (both realized and unrealized)	1.71		1.33		(2.18)	3.25
Total from investment operations	1.50		1.33		(2.30)	3.15
Net asset value, end of period	$15.48		$13.98		$12.65	$14.95
Total return(b)	10.73%		10.51%		(15.38)%	26.69%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$6,542		$6,444		$5,587	$2,627
Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	1.65	%(c)	1.65	%(d)	1.65%	1.65	%(d)
Without fee waivers and expense reimbursements	2.78	%(c)	2.85	%(d)	2.77%	3.09	%(d)
Ratio of net investment income (loss) to average net assets	(1.24	)%(c)	(1.28	)%(d)	(1.16)%	(1.44	)%(d)
Portfolio turnover rate(e)	117%		23%		50%	23%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $7,011,276.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

FS-13

NOTE 10—Financial Highlights (continued)

	Class B
	Year ended July 31, 2004		Three months ended July 31, 2003		Year ended April 30, 2003		October 1, 2001 (Date sales commenced) to April 30, 2002

Net asset value, beginning of period	$13.79		$12.49		$14.86		$11.80
Income from investment operations:
Net investment income (loss)	(0.29)		(0.02)		(0.17	)(a)	(0.15	)(a)
Net gains (losses) on securities (both realized and unrealized)	1.66		1.32		(2.20)		3.21
Total from investment operations	1.37		1.30		(2.37)		3.06
Net asset value, end of period	$15.16		$13.79		$12.49		$14.86
Total return(b)	9.93%		10.41%		(15.95)%		25.93%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$2,895		$2,470		$2,139		$1,106
Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	2.30	%(c)	2.30	%(d)	2.30%		2.30	%(d)
Without fee waivers and expense reimbursements	3.59	%(c)	3.68	%(d)	3.71%		4.06	%(d)
Ratio of net investment income (loss) to average net assets	(1.89	)%(c)	(1.92	)%(d)	(1.81)%		(2.14	)%(d)
Portfolio turnover rate(e)	117%		23%		50%		23%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for the shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $2,884,820.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

FS-14

NOTE 10—Financial Highlights (continued)

	Class C
	Year ended July 31, 2004		Three Months ended July 31, 2003		Year ended April 30, 2003	October 1, 2001 (Date sales commenced) to April 30, 2002

Net asset value, beginning of period	$13.70		$12.42		$14.84	$11.80
Income from investment operations:
Net investment income (loss)	(0.29)		(0.02)		(0.25)	(0.14	)(a)
Net gains (losses) on securities (both realized and unrealized)	1.66		1.30		(2.17)	3.18
Total from investment operations	1.37		1.28		(2.42)	3.04
Net asset value, end of period	$15.07		$13.70		$12.42	$14.84
Total return(b)	10.00%		10.31%		(16.31)%	25.76%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$2,650		$2,308		$2,063	$515
Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	2.30	%(c)	2.30	%(d)	2.30%	2.30	%(d)
Without fee waivers and expense reimbursements	3.68	%(c)	3.86	%(d)	3.88%	4.45	%(d)
Ratio of net investment income (loss) to average net assets	(1.89	)%(c)	(1.92	)%(d)	(1.80)%	(2.13	)%(d)
Portfolio turnover rate(e)	117%		23%		50%	23%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $2,678,035.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

FS-15

NOTE 10—Financial Highlights (continued)

	Investor Class
	Year ended July 31, 2004		Three months ended July 31, 2003		September 3, 2002 (Date sales commenced) to April 30, 2003

Net asset value, beginning of period	$14.00		$12.66		$11.66
Income from investment operations:
Net investment income (loss)	(0.19)		(0.01)		(0.07	)(a)
Net gains on securities (both realized and unrealized)	1.70		1.35		1.07
Total from investment operations	1.51		1.34		1.00
Net asset value, end of period	$15.51		$14.00		$12.66
Total return(b)	10.79%		10.58%		8.58%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$5,113		$3,798		$2,536
Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	1.55	%(c)	1.55	%(d)	1.55	%(d)
Without fee waivers and expense reimbursements	3.19	%(c)	3.55	%(d)	3.57	%(d)
Ratio of net investment income (loss) to average net assets	(1.14	)%(c)	(1.18	)%(d)	(1.01	)%(d)
Portfolio turnover rate(e)	117%		23%		50%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $5,311,583.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

FS-16

NOTE 10—Financial Highlights (continued)

	Institutional Class
	Year ended July 31, 2004		Three Months ended July 31, 2003
					Year ended April 30,
					2003		2002	2001	2000
Net asset value, beginning of period	$14.04		$12.69		$14.94		$14.78	$19.03	$12.76
Income from investment operations:
Net investment income (loss)	(0.07)		(0.03	)(a)	(0.11	)(a)	(0.15)	(0.13)	(0.12)
Net gains (losses) on securities (both realized and unrealized)	1.61		1.38		(2.14)		0.31	(2.38)	6.41
Total from investment operations	1.54		1.35		(2.25)		0.16	(2.51)	6.29
Less distributions:
Distributions from net realized gains	—		—		—		—	(1.64)	(0.02)
Return of capital	—		—		—		—	(0.10)	—
Total distributions	—		—		—		—	(1.74)	(0.02)
Net asset value, end of period	$15.58		$14.04		$12.69		$14.94	$14.78	$19.03
Total return(b)	10.97%		10.64%		(15.06)%		1.08%	(13.60)%	49.49%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$2,922		$1,269		$1,111		$2,538	$19,742	$17,703
Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	1.30	%(c)	1.30	%(d)	1.30%		1.30%	1.30%	1.31%
Without fee waivers and expense reimbursements	2.91	%(c)	3.15	%(d)	3.35%		2.29%	1.88%	2.48%
Ratio of net investment income (loss) to average net assets	(0.89	)%(c)	(0.93	)%(d)	(0.83)%		(1.06)%	(0.90)%	(0.95)%
Portfolio turnover rate(e)	117%		23%		50%		23%	41%	42%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $1,461,913.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

FS-17

NOTE 11—Legal Proceedings

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans.

As described more fully below, INVESCO Funds Group, Inc. (“IFG”), the former investment advisor to the INVESCO Funds, has reached an agreement in principle with certain regulators to resolve civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. A I M Advisors, Inc. (“AIM”), the Fund’s investment advisor, also has reached an agreement in principle with certain regulators to resolve investigations related to market timing activity in the AIM Funds. AIM expects that its wholly owned subsidiary A I M Distributors, Inc. (“ADI”), the distributor of the Fund’s shares, also will be included as a party in the settlement with respect to AIM. In addition, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits, as described more fully below. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

As a result of the matters discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Agreements in Principle and Settled Enforcement Actions Related to Market Timing

On December 2, 2003, each of the Securities and Exchange Commission (“SEC”) and the State of New York, acting through the office of the state Attorney General (“NYAG”), filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. At the time these proceedings were filed Mr. Cunningham held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (“AIM Management”), the parent of AIM, and the position of Senior Vice President of AIM. Mr. Cunningham is no longer affiliated with AIM. In addition, on December 2, 2003, the State of Colorado, acting through the office of the state Attorney General (“COAG”), filed civil proceedings against IFG. Each of the SEC, NYAG and COAG complaints alleged, in substance, that IFG failed to disclose in the INVESCO Funds’ prospectuses and to the INVESCO Funds’ independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. Neither the Fund nor any of the other AIM or INVESCO Funds were named as a defendant in any of these proceedings. AIM and certain of its current and former officers also have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

On September 7, 2004, AMVESCAP PLC (“AMVESCAP”), the parent company of IFG and AIM, announced that IFG had reached agreements in principle with the COAG, the NYAG and the staff of the SEC to resolve the civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. Additionally, AMVESCAP announced that AIM had reached agreements in principle with the NYAG and the staff of the SEC to resolve investigations related to market timing activity in the AIM Funds. All of the agreements are subject to preparation and signing of final settlement documents. The SEC agreements also are subject to approval by the full Commission. Additionally, the Secretary of State of the State of Georgia is agreeable to the resolutions with other regulators. It has subsequently been agreed with the SEC that, in addition to AIM, ADI will be a named party in the settlement of the SEC’s investigation.

Under the terms of the agreements, IFG will pay a total of $325 million, of which $110 million is civil penalties. AIM and ADI will pay a total of $50 million, of which $30 million is civil penalties. It is expected that the final settlement documents will provide that the total settlement payments by IFG and AIM will be available to compensate shareholders of the AIM and INVESCO Funds harmed by market timing activity, as determined by an independent distribution consultant to be appointed under the settlements. The agreements will also commit AIM, ADI and IFG as well as the AIM and INVESCO Funds to a range of corporate governance reforms. Under the agreements with the NYAG and COAG, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. IFG will also make other settlement-related payments required by the State of Colorado.

Despite the agreements in principle discussed above, there can be no assurance that AMVESCAP will be able to reach a satisfactory final settlement with the regulators, or that any such final settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. (“IINA”), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund’s investment advisor. There can be no assurance that such exemptive relief will be granted.

None of the costs of the settlements will be borne by the AIM and INVESCO Funds or by Fund shareholders.

At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

The payments made in connection with the above-referenced settlements by IFG, AIM and ADI are expected to total $375 million. Additionally, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. Whether and to what extent management fees will be reduced for any particular AIM or INVESCO Fund is unknown at the present time. Also, the manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund’s financial statements in the future.

At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

FS-18

NOTE 11—Legal Proceedings (continued)

On September 8, 2004, Mr. Cunningham’s law firm issued a press release announcing that Mr. Cunningham had agreed to resolve the civil actions against him by paying the SEC and the NYAG a $500,000 civil penalty, to accept a two-year ban from the securities industry and to accept a five-year ban from serving as an officer or director in the securities industry.

On August 31, 2004, the SEC announced settled enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG’s sales department. The SEC alleged that Messrs. Miller, Kolbe and Legoski violated Federal securities laws by facilitating widespread market timing trading in certain INVESCO Funds in contravention of those Funds’ public disclosures. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, and further prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively. The SEC also prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

Ongoing Regulatory Inquiries Concerning IFG

IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission (“SEC”), the NASD, Inc. (“NASD”), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor (“DOL”) and the United States Attorney’s Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Ongoing Regulatory Inquiries Concerning AIM

AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney’s Office for the Southern District of New York, the United States Attorney’s Office for the Central District of California, the United States Attorney’s Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act (“ERISA”); (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds’ advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys’ and experts’ fees.

The Judicial Panel on Multidistrict Litigation (the “Panel”) has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and related defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel’s directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys’ fees and costs.

FS-19

NOTE 11—Legal Proceedings (continued)

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds’ advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys’ and experts’ fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed Funds

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys’ and experts’ fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. (“AIS”) and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively promote the sale of the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds’ advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys’ and experts’ fees.

FS-20